U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                       Pre-Effective Amendment No.   |_|

                       Post-Effective Amendment No. |16|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                              Amendment No.         |17|

                        (Check appropriate box or boxes)

                        WELLS FAMILY OF REAL ESTATE FUNDS

               (Exact Name of Registrant as Specified in Charter)

                            6200 The Corners Parkway
                             Norcross, Georgia 30092
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (800) 448-1010

                                Jill W. Maggiore
                          Wells Asset Management, Inc.
                            6200 The Corners Parkway
                             Norcross, Georgia 30092
                     (Name and Address of Agent for Service)

                                   Copies to:

                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

|_| immediately upon filing pursuant to paragraph (b)
|_| on (date) pursuant to paragraph (b)
|X| 60 days after filing pursuant to paragraph (a)(1)
|_| on (date) pursuant to paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                      Prospectus
                                      December 1, 2007


WELLS DOW JONES
WILSHIRE U.S. REIT
Index Fund
CLASS B SHARES (WDJBX)



                                                                    [LOGO]
                                                                    WELLS
                                                               Real Estate Funds



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================

                                                                      PROSPECTUS
                                                                December 1, 2007

                        WELLS FAMILY OF REAL ESTATE FUNDS
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                            WELLS DOW JONES WILSHIRE
                              U.S. REIT INDEX FUND
                             CLASS B SHARES (WDJBX)
================================================================================

The Wells Dow Jones Wilshire U.S. REIT Index Fund (the "Fund"), a series of the Wells Family of Real Estate Funds, seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire Real Estate Investment Trust Index by investing in the stocks included in the Index.

Wells Asset Management, Inc. (the "Adviser") serves as the investment manager to the Fund. The Adviser retains The Tuckerman Group, LLC, as sub-adviser, to manage the Fund's investments under the supervision of the Adviser.

EFFECTIVE AS OF THE CLOSE OF BUSINESS ON APRIL 30, 2007, NO NEW OR SUBSEQUENT INVESTMENTS ARE PERMITTED IN CLASS B SHARES OF THE FUND, EXCEPT THROUGH THE REINVESTMENT OF DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS. EXISTING CLASS B SHAREHOLDERS WISHING TO MAKE ADDITIONAL PURCHASES OF THE FUND'S SHARES ARE PERMITTED TO INVEST IN ANY OTHER SHARE CLASS OF THE FUND, SUBJECT TO THAT CLASS' PRICING STRUCTURE AND ELIGIBILITY REQUIREMENTS, IF ANY. CONTACT THE FUND AT 800-282-1581 TO OBTAIN A PROSPECTUS FOR THE FUND'S OTHER CLASSES OF SHARES

This Prospectus has the information about the Wells Dow Jones Wilshire U.S. REIT Index Fund that you should know before investing. You should read it carefully and keep it with your investment records.

                                TABLE OF CONTENTS
================================================================================
Risk/Return Summary............................................................2
Expense Information............................................................7
Operation of the Fund..........................................................9
Holding and Redeeming Class B Shares of the Fund..............................10
Distribution Plan.............................................................15
Dividends and Distributions...................................................16
Taxes.........................................................................17
Calculation of Share Price....................................................18
Financial Highlights..........................................................19
Customer Privacy Policy.......................................................20
For More Information..................................................back cover
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire Real Estate Investment Trust Index (the "DJW REIT Index" or the "Index").

There is no assurance that the Fund will achieve its investment objective. The Fund's investment objective may be changed without shareholder approval provided, however, that the Fund will provide not less than 60 days notice of a change to its investment objective.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund attempts to duplicate the investment results of the DJW REIT Index. The DJW REIT Index is a float-adjusted market capitalization index designed to measure the performance of REITs that are operated and publicly traded in the United States. Normally, at least 95% of the Fund's total assets are invested in the stocks included in the DJW REIT Index. The Fund will invest in stocks represented in the DJW REIT Index in proportions substantially similar to the Index. For example, if a stock represents 2% of the value of the Index, the Fund invests approximately 2% of its assets in the stock. The Fund is normally invested in all of the stocks which comprise the DJW REIT Index, except when changes are made to the Index itself.

The Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the Fund is "passively managed," where the investment adviser attempts to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and index performance correlation (an index fund is expected to move in the same direction -- up or down -- as its target index).

As of June 30, 2007, 84 REITs were included in the DJW REIT Index. To be included in the DJW REIT Index, a REIT must be both an equity owner and operator of commercial and/or residential real estate. The REIT also must have a minimum total market capitalization of at least $200 million at the time of its inclusion in the DJW REIT Index and at least 75% of the REIT's total revenue must be derived from the ownership and operation of real estate assets. In addition, the liquidity of the REIT's stock must be commensurate with that of other institutionally held real estate securities. REITs excluded from the DJW REIT Index include mortgage REITs, net-lease REITs, hybrid REITs and timber REITs. The DJW REIT Index is rebalanced every calendar quarter.

The Fund will attempt to achieve a correlation between its performance and that of the DJW REIT Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the DJW REIT Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated, and the timing of purchases and redemptions. If the Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT IS A REIT?

A Real Estate Investment Trust ("REIT") is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. All of the REITs included in the DJW REIT Index are equity REITs, which own properties and generate income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

DISCLAIMER

"Dow Jones Wilshire REIT Index" is a service mark of Dow Jones & Company, Inc. ("Dow Jones") and Wilshire Associates Incorporated ("Wilshire"). Neither Dow Jones nor Wilshire has any relationship to the Fund, other than the licensing of the DJW REIT Index and its service marks for use in connection with the Fund.

Dow Jones and Wilshire do not:

o     Sponsor, endorse, sell or promote the Fund.

o     Recommend that any person invest in the Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund.

o Have any responsibility or liability for the administration, management or marketing of the Fund.

o Consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the DJW REIT Index, or have any obligation to do so.

--------------------------------------------------------------------------------
NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUND. SPECIFICALLY,

o NEITHER DOW JONES NOR WILSHIRE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND WILSHIRE DISCLAIM ANY WARRANTY ABOUT:

      o THE RESULTS TO BE OBTAINED BY THE FUND, THE OWNER OF THE FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJW REIT INDEX AND THE DATA INCLUDED IN SUCH INDEX;

      o     THE ACCURACY OR  COMPLETENESS  OF THE DJW REIT INDEX AND ANY RELATED
            DATA;

      o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJW REIT INDEX AND/OR ITS RELATED DATA;

o NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJW REIT INDEX OR RELATED DATA;

o UNDER NO CIRCUMSTANCES WILL DOW JONES OR WILSHIRE BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR WILSHIRE KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN THE FUND AND DOW JONES AND WILSHIRE IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's investment return and net asset value will fluctuate, and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is subject to, among other risks:

      MARKET RISK -- Stock prices, including prices of REIT stocks, may decline over short or extended periods. In a declining stock market, stock prices for all REITs may decline, regardless of any one company's prospects. As a result, the Fund may also decline in a declining stock market.

      REAL ESTATE INDUSTRY RISK -- When profits, revenues, or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Therefore, the Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which include, without limitation:

            o     possible declines in the value of real estate

            o     adverse general and local economic conditions

            o     possible lack of availability of mortgage funds

            o     overbuilding in a REIT's market

            o     changes in interest rates

            o     environmental problems

      REIT INVESTMENT RISK -- In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from registration under the Investment Company Act of 1940; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

      INTEREST RATE RISK -- Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

      INVESTMENT STYLE RISK -- Since the Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the DJW REIT Index, the success of the Fund's investments will be largely dependent upon the performance of the Index. Returns from REITs in the Index may, however, trail returns of other types of markets (for example, large-cap or small-cap U.S. stocks).

      INVESTMENT COMPETITION RISK -- REITs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs, then the Fund may decline in value.

      INDUSTRY CONCENTRATION RISK -- The Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

      PORTFOLIO TURNOVER -- Portfolio turnover measures the rate at which the securities in the Fund's portfolio change during any given year. Portfolio turnover involves expense to the Fund in the form of brokerage commissions and other transaction costs, which may adversely impact the Fund's performance. Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gain or loss attributable to shareholders of the Fund. The Fund expects that under normal conditions, portfolio turnover should be less than 100%. However, the rate of portfolio turnover may be higher for the Fund if there are frequent changes in the Index and/or the number of changes that the Sub-Adviser determines are necessary or advisable for the Fund to approximate the performance of such index.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing:

      -- the changes in the performance of Class B shares of the Fund from year to year over the lifetime of Class B shares, and

      -- how the average annual total returns of Class B shares of the Fund compare with those of the Index it tracks.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              CLASS B PERFORMANCE

                              [BAR CHART OMITTED]

                              2000          26.48%
                              2001          11.88%
                              2002           2.13%
                              2003          32.98%
                              2004          29.12%
                              2005           9.35%
                              2006          33.07%

The 2007 year-to-date total return for Class B shares through September 30, 2007 is -5.30%.

During the period shown in the bar chart, the highest return for a quarter was 14.59% during the quarter ended March 31, 2006 and the lowest return for a quarter was -9.12% during the quarter ended September 30, 2002.

The impact of taxes and sales loads is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B shares will differ from the performance of the Fund's other classes to the extent that the classes do not have the same expenses or inception dates.

       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2006)

The table below shows how the average annual total returns of Class B shares of the Fund compare with those of the DJW REIT Index, the Fund's current benchmark, and the S&P Real Estate Investment Trust Composite Index (the "S&P REIT Index"), the Fund's benchmark prior to the date of this Prospectus. The table also presents the impact of taxes on the Fund's returns. After-tax returns are shown for Class B shares only and after-tax returns for the Fund's other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

For purposes of calculating average annual total returns, we assumed the deduction of the applicable contingent deferred sales load.

                                                                      Since
                                                                     Inception
                                           One Year    Five Years  (May 7, 1999)
                                           -------------------------------------
CLASS B SHARES
   Return Before Taxes                       28.07%      20.42%       16.18%
   Return After Taxes on Distributions       25.87%      18.43%       14.35%
   Return After Taxes on Distributions
      and Sale of Fund Shares                20.58%      17.20%       13.45%

S&P REIT Index*                              35.44%      23.04%       18.71%
DJW REIT Index*                              35.97%      23.79%       18.98%


*     Reflects no deduction for fees, expenses or taxes.

The performance of the S&P REIT Index is provided as a comparative index because, prior to the date of this Prospectus, the name of the Fund was the Wells S&P REIT Index Fund and its investment objective was to provide investment results corresponding to the performance of the S&P REIT Index.

EXPENSE INFORMATION
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD CLASS B SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ..........................      None
Maximum Contingent Deferred Sales Charge (Load)
   (as a percentage of original purchase price, or the
   amount redeemed, whichever is less)...........................      5.00%(1)
Sales Charge (Load) Imposed on Reinvested Dividends..............      None
Redemption Fee...................................................      None (2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fees..................................................            50%
Distribution (12b-1) Fees........................................          1.00%
Other Expenses ..................................................            44%
                                                                       --------
Total Annual Fund Operating Expenses.............................          1.94%
Fee Waivers and Expense Reimbursements*..........................            20%
                                                                       --------
Net Annual Fund Operating Expenses                                         1.74%
                                                                       ========

* The Adviser has contractually agreed, until at least May 1, 2008, to waive fees and reimburse expenses in order to maintain Total Annual Fund Operating Expenses of Class B shares at or below 1.74%. It is expected that the contractual agreement will continue year to year, provided that such continuance is approved by the Trust's Board of Trustees.

(1) Class B shareholders pay a 5.00% contingent deferred sales load if shares are redeemed within one year of purchase. The contingent deferred sales load will be incrementally reduced over time. After the sixth year, no contingent deferred sales load will be assessed.

(2) A wire transfer fee is charged by the Fund's custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "Holding and Redeeming Class B Shares of the Fund."

EXAMPLE

The Example below is intended to help you compare the cost of investing in Class B shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year        3 Years        5 Years        10 Years
               --------       --------       --------       --------
               $    577       $    890       $  1,229       $  2,051

You would pay the following expenses if you did not redeem your shares:

                1 Year        3 Years        5 Years        10 Years
               --------       --------       --------       --------
               $    177       $    590       $  1,029       $  2,051

OPERATION OF THE FUND
================================================================================

The Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Trust's Board of Trustees ("Board of Trustees") supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER. The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia, to provide general investment supervisory services to the Fund and to manage the Fund's business affairs. The controlling shareholder of the Adviser is Leo F. Wells, III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. The Fund pays the Adviser a fee at the annual rate of ..50% of the average value of its daily net assets.

A discussion of the factors considered by the Board of Trustees in approving the investment advisory agreement between the Adviser and the Trust is available in the Fund's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER. The Tuckerman Group, LLC ("Tuckerman"), Two Manhattanville Road, Suite 207, Purchase, New York 10577, has been retained by the Adviser to manage the Fund's investments in accordance with the Fund's investment objective, policies and restrictions. Pursuant to the terms of the sub-advisory agreement, the Adviser (not the Fund) pays Tuckerman a fee computed at the annual rate of ..09% of the Fund's average daily net assets.

Tuckerman is an independently managed investment adviser focused on real estate investments and strategic advisory services. Part of State Street Global Alliance, LLC, a strategic venture partnership jointly owned by State Street Global Advisors and ABP (a Netherlands pension fund), Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Since its founding in 1998, Tuckerman has grown to over $6.5 billion in real estate assets under management as of September 30, 2007. Tuckerman's business includes direct, private real estate investments as well as management of public real estate securities portfolios.

A discussion of the factors considered by the Board of Trustees in approving the Fund's sub-advisory agreement with Tuckerman, including the Board's conclusions with respect thereto, will be available in the Fund's annual report for the year ended December 31, 2007.

Amos J. Rogers III and Murat Sensoy, CFA are the Fund's co-portfolio managers. Mr. Rogers is Managing Director of Tuckerman with 15 years of commercial real estate lending, investment and asset management experience. Prior to joining Tuckerman in 2003, Mr. Rogers was a Principal of ARC Realty Advisors, a boutique advisory and consulting firm focused on providing strategic and transactional solutions for individual and institutional real estate clients. Mr. Sensoy is an Analyst/Assistant Portfolio Manager for Tuckerman. Prior to joining Tuckerman in 2003, Mr. Sensoy worked as an international credit analyst for State Street Bank. The Fund's Statement of Additional Information ("SAI") contains further details about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Prior to December 1, 2007, PADCO Advisors, Inc., d/b/a Rydex Investments ("Rydex"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, was retained by the Adviser to manage the Fund's investments. Pursuant to the terms of the sub-advisory agreement with Rydex, the Adviser paid Rydex for its services to the Fund a fee computed at the annual rate of .10% of the Fund's average daily net assets (subject to a minimum annual fee of $200,000). Tuckerman replaced Rydex as the sub-adviser of the Fund on November 30, 2007.

PRINCIPAL UNDERWRITER. Wells Investment Securities, Inc. (the "Underwriter") serves as the primary agent for the distribution of shares of the Fund. The Underwriter is an affiliate of the Adviser by reason of common ownership. Leo F. Wells, III, President and a Trustee of the Trust, is the controlling shareholder of the Underwriter.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

HOLDING AND REDEEMING CLASS B SHARES OF THE FUND
================================================================================
Effective as of the close of business on April 30, 2007, no new or subsequent investments, including investments through an automatic investment plan, are permitted in Class B shares of the Fund, except through the reinvestment of dividends or capital gains distributions. Existing shareholders of Class B shares may continue to hold their Class B shares and reinvest dividends and distributions in Class B shares. Existing Class B shareholders wishing to make additional purchases of Fund shares are permitted to invest in other share classes of the Fund, subject to that class' pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 1, 2007 and Class B shares acquired through reinvestment of dividends or capital gains distributions, all Class B attributes, including the schedule of contingent deferred sales loads, the conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their present form. In addition, because the Fund's or Underwriter's ability to assess certain sales loads and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales loads and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales loads and fees. You will be notified by means of a Prospectus supplement if there are changes to any attributes, sales loads or fees.

REDEEMING YOUR SHARES. You may redeem your shares by sending a written request to us c/o our transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"), with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:

                        WELLS FAMILY OF REAL ESTATE FUNDS
                         C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent at 1-800-282-1581 for more information.

You or your authorized representative may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at the above phone number. Telephone redemptions may be requested if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account designated on your account application. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of significant economic or market changes, you may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

We redeem shares based on the next share price (net asset value or "NAV") computed after we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. See "Contingent Deferred Sales Load" below to determine whether your redemption is subject to a contingent deferred sales load.

You may also place a wire redemption request through your broker-dealer to redeem your shares. The broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus. If you request a redemption by wire, you will be charged a $15 processing fee. We reserve the right to change the processing fee upon thirty days notice. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address designated on your account.

            --------------------------------------------------------
            A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us with any questions to ensure that your signature guarantee will be processed.
            --------------------------------------------------------

If the shares to be redeemed over any 30-day period have a value of more than $50,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

CONTINGENT DEFERRED SALES LOAD. A contingent deferred sales load will be imposed on redemptions of Class B shares that take place within six years of the purchase date. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class B shares being redeemed. The size of this sales load will depend on how long you have held your shares, as set forth in the following table:

                   YEAR SINCE PURCHASE            CDSL AS A PERCENTAGE
                       PAYMENT MADE                OF AMOUNT REDEEMED
                   ------------------             ---------------------
                      First                               5.00%
                      Second                              4.00%
                      Third                               3.00%
                      Fourth                              3.00%
                      Fifth                               2.00%
                      Sixth                               1.00%
                      Seventh and thereafter              None

The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account, provided the Fund is notified of the requested exemption at the time of the redemption request. The Underwriter may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan. In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

All sales loads imposed on redemptions are paid to the Underwriter. The contingent deferred sales load will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a particular redemption is subject to a contingent deferred sales load, it is assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 5.00%, the contingent deferred sales load would be $200. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class B shares in your account are aggregated.

EXCHANGE PRIVILEGE. You may exchange your Class B Shares for shares held in a Wells Money Market omnibus account in the Money Market Portfolio (a series of Premier Money Market Shares). The amount of time you hold shares of the Money Market Portfolio through the Wells Money Market Account will not be added to the holding period of your original Class B shares for the purpose of calculating contingent deferred sales charges if you later redeem your investment. However, if you exchange shares of the Money Market Portfolio back into your original Class B shares, the prior holding period of your Class B shares will be added to your current holding period of Class B shares in calculating the contingent deferred sales load.

You are limited to a maximum of 10 exchanges per calendar year because excessive short-term trading or market timing activity can hurt Fund performance. If you exceed that limit, the Fund or the Underwriter, in its sole discretion, may reject any further exchange orders.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. You or your authorized representative may also request an exchange by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be affected at the next determined net asset value after receipt of a request by the Transfer Agent.

The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a copy of the prospectus for the Money Market Portfolio.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares of the Fund, based on the relative NAVs of the shares of the two Classes on the conversion date, approximately eight (8) years after the date of your original purchase of those shares. Class B shares you have acquired through automatic reinvestment of dividends and distributions paid on the shares being converted will also be converted to Class A shares. The fees and expenses associated with Class A shares are described in a different prospectus. For a copy of the prospectus for Class A shares, please call the Fund at 1-800-232-1581.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal plan that allows you to withdraw a fixed amount from your account each month, quarter or year. Under the plan, we send the proceeds either to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. You or your authorized representative may establish or make changes to an automatic withdrawal plan by telephone. Please contact us for more information about the automatic withdrawal plan.

REINVESTMENT PRIVILEGE. If you have redeemed Class B shares of the Fund (subject to any applicable contingent deferred sales load), you may reinvest all or part of the proceeds without any additional sales load in Class A shares of the Fund or Class A shares of the Wells Dow Jones Wilshire Global RESI Index Fund. This reinvestment must occur within thirty days of the redemption of Class B shares in order to qualify. Before exercising this privilege, contact the Underwriter to obtain a copy of the prospectus for Class A shares.

OTHER INFORMATION. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

      o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request).

      o We may process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as a "redemption in kind"). See the SAI for further information.

DISRUPTIVE TRADING AND MARKET TIMING

The Fund discourages frequent purchases and sales of shares of the Fund. As noted above, the Fund may refuse to accept a purchase order for any reason or no reason, and the Fund will refuse a purchase order if it determines, in its sole opinion, that your trading activity may disadvantage or potentially harm the rights or interests of other shareholders. Frequent purchases, redemptions or exchanges into and then out of the Fund in a short period of time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

      o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

      o     reducing  returns  to  long-term   shareholders   through  increased
            brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take steps to prevent Disruptive Trading. In general, the Fund considers frequent roundtrip transactions in an account to constitute Disruptive Trading. A "roundtrip transaction" is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days.

While there is no specific limit on roundtrip transactions, the Fund may (i) refuse any purchase or exchange order; or (ii) restrict or terminate purchase or exchange privileges for a shareholder where we determine that the shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period. In determining the frequency of roundtrip transactions, the Fund does not include systematic withdrawals or exchanges and/or automatic purchases or exchanges, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Fund will calculate roundtrip transactions at the shareholder level. Despite the Fund's efforts to detect and prevent Disruptive Trading, it may be difficult to evaluate activity in certain omnibus accounts traded through financial intermediaries. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated and netted before they are submitted to the Funds. Under Rule 22c-2 of the Investment Company Act of 1940, the Fund has entered into agreements with financial intermediaries obligating them to provide, upon each Fund's request, information regarding their customers and their customers' transactions in shares of the Fund. However, there can be no guarantee that all Disruptive Trading will be detected or detected in a timely manner, since the Fund will rely on the financial intermediaries to provide the trading information, and the Fund cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Fund.

Notwithstanding the foregoing, the Fund may take action to prevent additional purchases or exchanges by a shareholder if his or her trading activity (measured by roundtrip transactions or otherwise) is determined to be Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, the Fund may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory law related to market timing. Finally, you should note that front-end sales loads and contingent deferred sales loads apply to the purchase of Class A, Class B and Class C shares, which the Fund believes discourages market timing in the Fund in these share classes. While the market timing policies and procedures described above are intended to help detect and prevent Disruptive Trading, the Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

DISTRIBUTION PLAN
================================================================================
The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") that allows Class B shares to pay for certain expenses related to the distribution of such shares, including payments to securities dealers and other persons (including the Underwriter and its affiliates) who have been engaged in the sale of Class B shares of the Fund and who may be advising investors regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of preparing, printing and distributing prospectuses and statements of additional information and reports for recipients other than existing Class B shareholders of the Fund; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Plan is 1.00% of the Fund's average daily net assets allocable to Class B. The payments permitted by the Plan fall into two categories. First, Class B of shares may directly incur or reimburse the Underwriter (in an amount not to exceed .75% per year of the Fund's average daily net assets allocable to Class B shares) for certain distribution related expenses as described above. The Plan also provides for the payment of an account maintenance fee of up to .25% per year of the Fund's average daily net assets allocable to Class B shares, which may be paid to dealers or other financial intermediaries based on the average value of Fund shares owned by clients of such dealers or other financial intermediaries. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event the Plan is terminated by the Trust in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Underwriter may make payments to dealers and other persons in addition to the .25% account maintenance fee described above.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares of the Fund (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.

Distributions are paid according to the following options:

      --------------------------------------------------------------------------
      SHARE OPTION --   income  distributions  and capital  gains  distributions
                        reinvested in additional shares without a sales load.

      INCOME OPTION --  income   distributions   paid  in  cash;  capital  gains
                        distributions reinvested in additional shares without a sales load.

      CASH OPTION --    income  distributions  and capital  gains  distributions
                        paid in cash.
      --------------------------------------------------------------------------

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxable as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions from the Fund are not eligible for the dividends received deduction available to corporations. A portion of the Fund's distributions may be classified as a return of capital, which portion is generally not taxable to you.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions and exchanges of shares of the Fund are taxable events on which you may realize a gain or loss.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension of time to issue Forms 1099-DIV ("1099s") for the Fund. If this request is approved, we expect to mail 1099s to Fund shareholders in non-retirement plan accounts prior to March 1 of each year.

You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

CALCULATION OF SHARE PRICE
================================================================================

On each day that the Fund is open for business, the NAV of Class B shares of the Fund is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the NYSE is open for business and is closed on days the NYSE is closed for trading. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Fund's portfolio securities are generally valued as follows: (1) securities which are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. A security's "fair value" price may differ from the price next available for the security using the Fund's normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class B shares of the Fund (assuming reinvestment of all dividends and distributions). Except for the information pertaining to the period ended June 30, 2007, this information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND (CLASS B)

                                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================================
                                               SIX MONTHS         YEAR          YEAR          YEAR          YEAR          YEAR
                                                  ENDED           ENDED         ENDED         ENDED         ENDED         ENDED
                                             JUNE 30, 2007       DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                               (UNAUDITED)         2006          2005          2004          2003          2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at
   beginning of period .....................   $    14.03       $    11.84    $    12.15    $    10.46    $     8.37    $     8.75
                                               ----------       ----------    ----------    ----------    ----------    ----------

Income (loss) from investment operations:
   Net investment income ...................         0.16             0.12          0.18          0.23          0.22          0.27
   Net realized and unrealized gains
     (losses) on investments ...............        (1.07)            3.75          0.94          2.76          2.48         (0.07)
                                               ----------       ----------    ----------    ----------    ----------    ----------
Total from investment operations ...........        (0.91)            3.87          1.12          2.99          2.70          0.20
                                               ----------       ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net
     investment income .....................        (0.16)           (0.12)        (0.18)        (0.23)        (0.22)        (0.27)
   Distributions from net
     realized gains ........................           --            (1.39)        (1.04)        (0.99)        (0.28)        (0.18)
   Return of capital .......................           --            (0.17)        (0.21)        (0.08)        (0.11)        (0.13)
                                               ----------       ----------    ----------    ----------    ----------    ----------
Total distributions ........................        (0.16)           (1.68)        (1.43)        (1.30)        (0.61)        (0.58)
                                               ----------       ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ...........   $    12.96       $    14.03    $    11.84    $    12.15    $    10.46    $     8.37
                                               ==========       ==========    ==========    ==========    ==========    ==========

Total return(a) ............................        (6.53%)(c)       33.07%         9.35%        29.12%        32.98%         2.13%
                                               ==========       ==========    ==========    ==========    ==========    ==========

Net assets at end of period (000's) ........   $   61,414       $   69,225    $   55,231    $   51,588    $   31,854    $   18,880
                                               ==========       ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to average
   net assets(b) ...........................         1.74%(d)         1.74%         1.74%         1.74%         1.74%         1.74%

Ratio of net investment income
   to average net assets ...................         0.23%(d)         0.85%         1.42%         2.11%         2.44%         3.21%

Portfolio turnover rate ....................           11%(c)           20%           18%           26%           13%           10%

(a)   Total returns shown exclude the effect of applicable sales loads.


(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.86%(d), 1.94%, 2.00%, 1.94%, 1.96% and 1.99% for the periods ended June 30, 2007, December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(c)   Not annualized.

(d)   Annualized.

================================================================================
                             CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

      o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

      o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

      o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Wells Family of Real Estate Funds (the "Trust"), Wells Asset Management, Inc., the Trust's investment adviser, and Wells Investment Securities, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-282-1581   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.
================================================================================

                   [This page is not part of the Prospectus.]

WELLS FAMILY OF
REAL ESTATE FUNDS

6200 The Corners Parkway
Norcross, Georgia 30092

BOARD OF TRUSTEES

Leo F.  Wells III
Michael R. Buchanan
Richard W. Carpenter
Bud Carter
William H. Keogler, Jr.
Donald S. Moss
Neil H. Strickland
W.  Wayne Woody

INVESTMENT ADVISER

Wells Asset Management, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092

SUB-ADVISER

The Tuckerman Group, LLC
Two Manhattanville Road
Suite 207
Purchase, New York 10577

UNDERWRITER

Wells Investment Securities, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092
Wells Sales Associate:
(Toll-Free) 800-448-1010

TRANSFER AGENT

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE

Nationwide: (Toll-Free) 800-282-1581

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

CUSTODIAN

US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

EXECUTIVE OFFICERS

Leo F. Wells III, President
Douglas P. Williams, Vice President
Jill W. Maggiore, Vice President and
   Chief Compliance Officer
Randall D. Fretz, Vice President
Robert G. Dorsey, Vice President
John F. Splain, Secretary
Mark J. Seger, Treasurer

================================================================================

            FOR MORE INFORMATION
            ========================================================
            Additional information about the Fund is included in the SAI, which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

            To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-282-1581. A copy of your requested document(s) will be sent to you within three business days after we receive your request. The Fund also makes available the SAI and annual and semiannual reports, free of charge, on the Fund's website at www. wellsref.com.

            Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-551-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


            File No. 811-08355


                                                        [LOGO]
                                                        WELLS
                                                   Real Estate Funds


================================================================================

--------------------------------------------------------------------------------


                                      Prospectus
                                      December 1, 2007


WELLS DOW JONES
WILSHIRE U.S. REIT
INDEX FUND
CLASS A SHARES (WDJAX)
CLASS C SHARES (WDJCX)

WELLS DOW JONES
WILSHIRE GLOBAL RESI
INDEX FUND
CLASS A SHARES (WDGAX)
CLASS C SHARES (WDGCX)



                                               [LOGO]
                                               WELLS
                                          Real Estate Funds


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                                                      PROSPECTUS
                                                                December 1, 2007

                        WELLS FAMILY OF REAL ESTATE FUNDS
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                            WELLS DOW JONES WILSHIRE
                              U.S. REIT INDEX FUND
                             CLASS A SHARES (WDJAX)
                             CLASS C SHARES (WDJCX)

                            WELLS DOW JONES WILSHIRE
                             GLOBAL RESI INDEX FUND
                             CLASS A SHARES (WDGAX)
                             CLASS C SHARES (WDGCX)

--------------------------------------------------------------------------------

The Wells Dow Jones Wilshire U.S. REIT Index Fund (the "U.S. Index Fund") seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire Real Estate Investment Trust Index by investing in the stocks included in the Index.

The Wells Dow Jones Wilshire Global RESI Index Fund (the "Global Index Fund"), seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire Global Real Estate Securities Index by investing in the stocks included in the Index.

This Prospectus has the information about the U.S. Index Fund and the Global Index Fund (each a "Fund" and collectively the "Funds") that you should know before investing. You should read it carefully and keep it with your investment records.

Wells Asset Management, Inc. (the "Adviser") serves as the investment manager to the Funds. The Adviser retains The Tuckerman Group, LLC, as sub-adviser, to manage each Fund's investments under the supervision of the Adviser.

Through this Prospectus, each Fund is offering two classes of shares (Class A and Class C), each with a different combination of sales loads, ongoing fees and other features. The different distribution arrangements permit you to choose the method of purchasing shares that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary............................................................2
Expense Information...........................................................11
Operation of the Funds........................................................12
Performance of the Dow Jones Wilshire
  Global Real Estate Securities Index.........................................14
Buying Fund Shares............................................................16
Redeeming Your Shares.........................................................26
Distribution Plans............................................................28
Dividends and Distributions...................................................29
Taxes.........................................................................29
Calculation of Share Price and Public Offering Price..........................30
Financial Highlights..........................................................32
Customer Privacy Policy.......................................................36
For More Information..................................................back cover

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire Real Estate Investment Trust Index (the "DJW U.S. Index").

The WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND seeks to replicate as closely as possible, before fees and expenses, the total return performance of the Dow Jones Wilshire Global Real Estate Securities Index (the "DJW Global Index").

There is no assurance that the Funds will achieve their investment objectives. Each Fund's investment objective may be changed without shareholder approval provided, however, that a Fund will provide not less than 60 days notice of a change to its investment objective.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND

The U.S. Index Fund attempts to duplicate the investment results of the DJW U.S. Index. The DWJ REIT is a float-adjusted market capitalization index designed to measure the performance of REITs that are operated and publicly traded in the United States. Normally, at least 95% of the U.S. Index Fund's total assets are invested in the stocks included in the DJW U.S. Index. The U.S. Index Fund will invest in stocks represented in the DJW U.S. Index in proportions substantially similar to the Index. For example, if a stock represents 2% of the value of the DJW U.S. Index, the U.S. Index Fund invests approximately 2% of its assets in the stock. The U.S. Index Fund is normally invested in all of the stocks which comprise the DJW U.S. Index, except when changes are made to the Index itself.

The U.S. Index Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the U.S. Index Fund is "passively managed," where the investment adviser attempts to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and index performance correlation (an index fund is expected to move in the same direction -- up or down -- as its target index).

As of June 30, 2007, 84 REITs were included in the DJW U.S. Index. To be included in the DJW U.S. Index, a REIT must be both an equity owner and operator of commercial and/or residential real estate. The REIT also must have a minimum total market capitalization of at least $200 million at the time of its inclusion in the DJW U.S. Index and at least 75% of the REIT's total revenue must be derived from the ownership and operation of real estate assets. In addition, the liquidity of the REIT's stock must be commensurate with that of other institutionally held real estate securities. REITs excluded from the DJW U.S. Index include mortgage REITs, net-lease REITs, hybrid REITs and timber REITs. The DJW U.S. Index is rebalanced every calendar quarter.

The U.S. Index Fund will attempt to achieve a correlation between its performance and that of the DJW U.S. Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the U.S. Index Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the DJW U.S. Index. The U.S. Index Fund's ability to correlate its performance with the DJW U.S. Index, however, may be affected by, among other things, changes in securities markets, the manner in which the DJW U.S. Index is calculated, and the timing of purchases and redemptions. If the U.S. Index Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of
0.95 or higher.

Money market instruments will typically represent a portion of the U.S. Index Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT IS A REIT?

A Real Estate Investment Trust ("REIT") is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. All of the REITs included in the DJW U.S. Index are equity REITs, which own properties and generate income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND

The Global Index Fund uses a passive management strategy designed to track the total return performance of the DJW Global Index. The DJW Global Index is a float-adjusted market capitalization index designed to measure the performance of publicly-traded real estate securities in countries including the United States. As of the June 30, 2007, the DJW Global Index included companies from Austria, Australia, Belgium, Canada, Chile, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, New Zealand, Philippines, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, United Kingdom and the United States.

The proportions of the Global Index Fund's assets allocated to each country will approximate and vary with the relative country weights in the DJW Global Index. As of the date of this Prospectus, the DJW Global Index consisted primarily of issuers located in developed countries, concentrated in the following geographic areas: North America, Pacific Asia, Australia and Europe. While the proportions may fluctuate from time to time, it is anticipated that approximately 40% to 50% of the issuers in the DJW Global Index will be located in the United States.

The DJW Global Index is currently comprised of approximately 250 publicly traded securities of U.S. and foreign REITs and Real Estate Operating Companies ("REOCs"). Because of the practical difficulties and expense of purchasing a relatively large number of stocks, the Global Index Fund does not intend to purchase all of the stocks in the DJW Global Index. Instead, the Global Index Fund utilizes "sampling" methodology in seeking its objective and will purchase a representative sample of the stocks in the DJW Global Index, in proportion to their weightings, expected to replicate generally the performance of the Index as a whole. The Global Index Fund's sub-adviser generally expects the Fund to hold less than the total number of stocks in the DJW Global Index, but reserves the right to hold as many stocks as it believes necessary to achieve the Fund's investment objective. Under normal circumstances, at least 80% of the Global Index Fund's net assets (plus any borrowings for investment purposes) will be invested in stocks included in the DJW Global Index.

To be included in the DJW Global Index, a company must be both an equity owner and operator of commercial and/or residential real estate. The company also must have a minimum total market capitalization of at least $200 million at the time of its inclusion in the DJW Global Index and at least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets. In addition, the liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities. Businesses excluded from the DJW Global Index include mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large land owners and subdividers of unimproved land, companies that have more than 25% of their assets in direct mortgage investments, hybrid REITs and timber REITs. The DJW Global Index is rebalanced every calendar quarter.

The Global Index Fund will attempt to achieve a correlation between its performance and that of the DJW Global Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Global Index Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Global Index Fund's ability to correlate its performance with the DJW Global Index, however, may be affected by, among other things, changes in securities markets, the manner in which the DJW Global Index is calculated by Dow Jones and the timing of purchases and redemptions. The Global Index Fund's sub-adviser monitors the composition of the DJW Global Index daily and makes adjustments to the Fund's portfolio as necessary in order to correlate with the Index. If the Global Index Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment methodology, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the Global Index Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT IS A REIT?

A REIT is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. All of the REITs included in the DJW Global Index are equity REITs, which own properties and generate income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. In the U.S., REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT or REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

WHAT IS A REOC?

A REOC is a publicly traded real estate company that has opted out of the tax status afforded REITs. Although a REOC does not enjoy exemption from federal taxation at the entity level, unlike REITs, a REOC may retain its cash flow and reinvest earnings and is not restricted in the type of real estate business it conducts. As a result, REOCs can finance acquisitions and development projects using existing cash flow to grow the business and may offer greater growth potential than REITs because, in contrast, REITs must rely heavily on the equity markets to raise cash for acquisitions.

DISCLAIMERS

"Dow Jones Wilshire REIT Index" and "Dow Jones Wilshire Global RESI Index" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and Wilshire Associates Incorporated ("Wilshire"). Neither Dow Jones nor Wilshire has any relationship to the Funds, other than the licensing of the DJW U.S. Index and the DJW Global Index and its service marks for use in connection with the Funds.

Dow Jones and Wilshire do not:

      o     Sponsor, endorse, sell or promote the Funds.

      o Recommend that any person invest in the Funds or any other securities.

      o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

      o     Have  any  responsibility  or  liability  for  the   administration,
            management or marketing of the Funds.

      o Consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the DJW U.S. Index or the DJW Global Index, or have any obligation to do so.

--------------------------------------------------------------------------------

      NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS. SPECIFICALLY,

      o NEITHER DOW JONES NOR WILSHIRE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND WILSHIRE DISCLAIM ANY WARRANTY ABOUT:

            o THE RESULTS TO BE OBTAINED BY THE FUNDS, THE OWNER OF THE FUNDS OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJW REIT INDEX OR THE DJW GLOBAL INDEX AND THE DATA INCLUDED IN SUCH INDEXES;

            o THE ACCURACY OR COMPLETENESS OF THE DJW REIT INDEX OR THE DJW GLOBAL INDEX AND ANY RELATED DATA;

            o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJW REIT INDEX OR THE DJW GLOBAL INDEX AND/OR THEIR RELATED DATA;

      o NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJW REIT INDEX OR THE DJW GLOBAL INDEX OR RELATED DATA;

      o UNDER NO CIRCUMSTANCES WILL DOW JONES OR WILSHIRE BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR WILSHIRE KNOWS THAT THEY MIGHT OCCUR.

      THE LICENSING AGREEMENT BETWEEN THE FUNDS AND DOW JONES AND WILSHIRE IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUNDS OR ANY OTHER THIRD PARTIES.

--------------------------------------------------------------------------------

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Each Fund's investment return and net asset value will fluctuate, and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Funds. Each Fund is subject to, among other risks:

      MARKET RISK -- Stock prices, including prices of REIT and REOC stocks, may decline over short or extended periods. In a declining stock market, stock prices for all REITs and REOCs may decline, regardless of any one company's prospects. As a result, the Funds may also decline in a declining stock market.

      REAL ESTATE INDUSTRY RISK -- When profits, revenues, or the value of real estate property owned by REITs or REOCs decline or fail to meet market expectations, REIT and REOC stock prices may decline as well. Therefore, each Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's or REOC's stock price to decline), which include, without limitation:

            o     possible declines in the value of real estate

            o     adverse general and local economic conditions

            o     possible lack of availability of mortgage funds

            o     overbuilding in a given market

            o     changes in interest rates

            o     environmental problems

      REIT AND REOC INVESTMENT RISK -- In addition to risks related to investments in real estate generally, investing in REITs and REOCs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Investing in REITs also involves risks related to the heavy cash flow dependency of REITs and the possibility that a REIT may fail to maintain applicable exemptions under U.S. and foreign securities and tax laws.

      INTEREST RATE RISK -- Increases in interest rates typically lower the present value of a REIT's or REOC's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT and REOC stocks may change based upon investors' collective perceptions of future earnings, the value of each Fund will generally decline when investors anticipate or experience rising interest rates.

      INVESTMENT STYLE RISK -- Since each Fund seeks to replicate as closely as possible, before fees and expenses, the performance of an index, the success of a Fund's investments will be largely dependent upon the performance of that index. Returns from REITs and REOCs in the index may, however, trail returns of other types of markets (for example, large-cap or small-cap U.S. stocks).

      INVESTMENT COMPETITION RISK -- REITs and REOCs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs and REOCs, then a Fund may decline in value.

      INDUSTRY CONCENTRATION RISK -- Each Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

      PORTFOLIO TURNOVER -- Portfolio turnover measures the rate at which the securities in a Fund's portfolio change during any given year. Portfolio turnover involves expense to a Fund in the form of brokerage commissions and other transaction costs, which may adversely impact the Fund's performance. Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gain or loss attributable to shareholders of a Fund. Each Fund expects that under normal conditions, portfolio turnover should be less than 100%. However, the rate of portfolio turnover may be higher for a Fund if there are frequent changes in the index that it tracks and/or the number of changes that the sub-adviser determines are necessary or advisable for the Fund to approximate the performance of such index.

The Global Index Fund is subject to the following additional principal investment risks:

      FOREIGN SECURITIES RISK -- Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, nationalization of companies or industries. In addition, the tax laws and treatment applicable to foreign companies held by the Global Index Fund may not be as well-established, clear and stable as the Fund's U.S. companies, and the dividend and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

      SMALL TO MID-CAP STOCKS RISK -- The Global Index Fund may invest in companies with smaller market capitalizations. Smaller companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

PERFORMANCE SUMMARY

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the U.S. Index Fund by showing:

      -- the changes in the U.S. Index Fund's performance from year to year over the lifetime of the Fund, and

      -- how the U.S. Index Fund's average annual total returns compare with those of the Index it tracks.

How the U.S. Index Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               CLASS A PERFORMANCE

                               [BAR CHART OMITTED]

                              1999          -6.26%
                              2000          27.56%
                              2001          12.63%
                              2002           2.97%
                              2003          33.88%
                              2004          30.13%
                              2005          10.15%
                              2006          34.11%

The 2007 year-to-date total return for Class A shares through September 30, 2007 is -4.77%.

During the period shown in the bar chart, the highest return for a quarter was 14.79% during the quarter ended March 31, 2006 and the lowest return for a quarter was -8.97% during the quarter ended September 30, 2002.

The impact of taxes and sales loads is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class C shares will differ from the performance of Class A shares to the extent that the Classes do not have the same expenses or inception dates.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2006)

The table below shows how the U.S. Index Fund's average annual total returns compare with those of the DJW U.S. Index, the Fund's current benchmark, and the S&P Real Estate Investment Trust Composite Index (the "S&P REIT Index"), the Fund's benchmark prior to the date of this Prospectus. The table also presents the impact of taxes on the U.S. Index Fund's returns. After-tax returns are shown for Class A shares only and after-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their U.S. Index Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

For purposes of calculating average annual total returns, we assumed the deduction of the maximum sales charge of 4% for Class A shares, and the deduction of the applicable contingent deferred sales charge for Class C shares.

                                                                       Since
                                             One Year   Five Years   Inception*
                                            ------------------------------------
Class A Shares
   Return Before Taxes                        28.70%       20.53%      12.15%
   Return After Taxes on Distributions        26.22%       18.33%      10.11%
   Return After Taxes on Distributions
     and Sale of Fund Shares                  20.93%       17.15%       9.55%
S&P REIT Index**                              35.44%       23.04%      14.24%

DJW U.S Index**                               35.97%       23.79%      15.12%

Class C Shares
   Return Before Taxes                        32.04%       20.61%      16.29%
S&P REIT Index**                              35.44%       23.04%      18.75%

DJW U.S Index**                               35.97%       23.79%      19.03%

* The initial public offering of Class A shares commenced on March 2, 1998 and the initial public offering of Class C shares commenced on May 5, 1999.

**    Reflects no deduction for fees, expenses or taxes.

The performance of the S&P REIT Index is provided as a comparative index because, prior to the date of this Prospectus, the name of the U.S. Index Fund was the Wells S&P REIT Index Fund and its investment objective was to provide investment results corresponding to the performance of the S&P REIT Index.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND

The Global Index Fund is new and, therefore, does not have a full calendar year of performance to report.

EXPENSE INFORMATION
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                            CLASS A    CLASS C
                                                             SHARES    SHARES
                                                             ------    ------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ..................    4.00%(1)  None
Maximum Contingent Deferred Sales Charge (Load)
   (as a percentage of original purchase price,
   or the amount redeemed, whichever is less)............    None(2)   1.00%(3)
Sales Charge (Load) Imposed on
   Reinvested Dividends..................................    None      None
Redemption Fee...........................................    None(4)   None(4)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                          U.S. INDEX FUND     GLOBAL INDEX FUND
                                          ---------------     -----------------

                                         CLASS A   CLASS C    CLASS A    CLASS C
                                         SHARES    SHARES     SHARES     SHARES
                                         ------    ------     ------     ------

Management Fees........................   0.50%     0.50%      0.55%      0.55%
Distribution (12b-1) Fees..............   0.25%     1.00%      0.25%      1.00%
Other Expenses* .......................   0.43%     0.44%      0.90%      2.66%
                                         ------    ------     ------     ------
Total Annual Fund
   Operating Expenses..................   1.18%     1.94%      1.70%      4.21%
Fee Waivers and
   Expense Reimbursements**............   0.19%     0.20%      0.61%      2.37%
                                         ------    ------     ------     ------
Net Annual Fund Operating Expenses.....   0.99%     1.74%      1.09%      1.84%
                                         ======    ======     ======     ======

* Other Expenses for the Global Index Fund are based on estimated amounts for the current fiscal year.

** The Adviser has contractually agreed, until at least May 1, 2008, to waive fees and reimburse expenses in order to maintain Annual Fund Operating Expenses of Class A and Class C shares of the U.S. Index Fund at or below 0.99% and 1.74%, respectively. The Adviser has contractually agreed, until at least December 31, 2009, to waive fees and reimburse expenses in order to maintain Annual Fund Operating Expenses of Class A and Class C shares of the Global Index Fund at or below 1.09% and 1.84%, respectively.

(1) Class A sales loads may be reduced or eliminated for larger purchases. The Funds also offer Rights of Accumulation and Letter of Intent privileges whereby shareholders may qualify for reduced sales loads. See "Buying Fund Shares--Class A" in this Prospectus and "Other Purchase Information" in the Statement of Additional Information.

(2) Purchases at net asset value of amounts totaling $1 million or more would be subject to a contingent deferred sales load of 1.00% if a redemption occurred within one year of purchase and a commission was paid to a participating unaffiliated dealer.

(3) Class C shareholders pay a 1.00% contingent deferred sales load if shares are redeemed within one year of purchase.

(4) A wire transfer fee is charged by the Funds' custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "Redeeming Your Shares."

EXAMPLE

The Examples below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 U.S. Index Fund             1 Year      3 Years      5 Years      10 Years
                            --------    ---------    ---------    ----------
    Class A Shares            $ 497        $ 742       $1,005        $1,758
    Class C Shares              277          590        1,029         2,248

 Global Index Fund           1 Year      3 Years
                            --------    ---------
    Class A Shares            $ 507        $ 733
    Class C Shares              287          579

You would pay the following expenses if you did not redeem your shares:

 U.S. Index Fund             1 Year      3 Years      5 Years      10 Years
                            --------    ---------    ---------    ----------
    Class A Shares            $ 497        $ 742       $1,005        $1,758
    Class C Shares              177          590        1,029         2,248

 Global Index Fund           1 Year      3 Years
                            --------    ---------
    Class A Shares            $ 507        $ 733
    Class C Shares              187          579

OPERATION OF THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Trust's Board of Trustees ("Board of Trustees") supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

INVESTMENT ADVISER. The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia, to provide general investment supervisory services to each Fund and to manage the Funds' business affairs. The controlling shareholder of the Adviser is Leo F. Wells, III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. The U.S. Index Fund pays the Adviser a fee at the annual rate of .50% of the average value of its daily net assets.

The Global Index Fund pays the Adviser a fee at the annual rate of .55% of the average value of its daily net assets.

A discussion of the factors considered by the Board of Trustees in approving each Fund's investment advisory agreement with the Adviser is available in the Funds' annual reports for the fiscal year ended December 31, 2006.

SUB-ADVISER. The Tuckerman Group, LLC ("Tuckerman"), Two Manhattanville Road, Suite 207, Purchase, New York 10577, has been retained by the Adviser to manage the Funds' investments in accordance with each Fund's investment objective, policies and restrictions. Pursuant to the terms of the sub-advisory agreement on behalf of the U.S. Index Fund, the Adviser (not the U.S. Index Fund) pays Tuckerman a fee computed at the annual rate of .09% of the Fund's average daily net assets. Pursuant to the terms of the sub-advisory agreement on behalf of the Global Index Fund, the Adviser (not the Global Index Fund) pays Tuckerman a fee computed at the annual rate of .35% of the first $50 million of the Fund's average daily net assets, .30% of the next $50 million of such assets, and .25% of such assets in excess of $100 million (subject to a minimum annual fee of $150,000).

Tuckerman is an independently managed investment adviser focused on real estate investments and strategic advisory services. Part of State Street Global Alliance, LLC, a strategic venture partnership jointly owned by State Street Global Advisors and ABP (a Netherlands pension fund), Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Since its founding in 1998, Tuckerman has grown to over $6.5 billion in real estate assets under management as of September 30, 2007. Tuckerman's business includes direct, private real estate investments as well as management of public real estate securities portfolios.

A discussion of the factors considered by the Board of Trustees in approving the U.S. Index Fund's sub-advisory agreement with Tuckerman, including the Board's conclusions with respect thereto, will be available in the U.S. Index Fund's annual report for the year ended December 31, 2007. A discussion of the factors considered by the Board of Trustees in approving the Global Index Fund's sub-advisory agreement with Tuckerman, including the Board's conclusions with respect thereto, is available in the Global Index Fund's annual report for the period ended December 31, 2006.

Amos J. Rogers III and Murat Sensoy, CFA are each Fund's co-portfolio managers. Mr. Rogers is Managing Director of Tuckerman with 15 years of commercial real estate lending, investment and asset management experience. Prior to joining Tuckerman in 2003, Mr. Rogers was a Principal of ARC Realty Advisors, a boutique advisory and consulting firm focused on providing strategic and transactional solutions for individual and institutional real estate clients. Mr. Sensoy is an Analyst/Assistant Portfolio Manager for Tuckerman. Prior to joining Tuckerman in 2003, Mr. Sensoy worked as an international credit analyst for State Street Bank. Each Fund's Statement of Additional Information ("SAI") contains further details about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Prior to December 1, 2007, PADCO Advisors, Inc., d/b/a Rydex Investments ("Rydex"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, was retained by the Adviser to manage the U.S. Index Fund's investments. Pursuant to the terms of the sub-advisory agreement with Rydex, the Adviser paid Rydex for its services to the U.S. Index Fund a fee computed at the annual rate of .10% of the Fund's average daily net assets (subject to a minimum annual fee of $200,000). Tuckerman replaced Rydex as the sub-adviser of the U.S. Index Fund on November 30, 2007.

PRINCIPAL UNDERWRITER. Wells Investment Securities, Inc. (the "Underwriter") serves as the primary agent for the distribution of shares of each Fund. The Underwriter is an affiliate of the Adviser by reason of common ownership. Leo F. Wells, III, President and a Trustee of the Trust, is the controlling shareholder of the Underwriter.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of each Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in each Fund's SAI.

PERFORMANCE OF THE DOW JONES
WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX
--------------------------------------------------------------------------------

ALTHOUGH THE GLOBAL INDEX FUND'S INVESTMENT OBJECTIVE IS TO REPLICATE AS CLOSELY AS POSSIBLE, BEFORE FEES AND EXPENSES, THE TOTAL RETURN PERFORMANCE OF THE DJW GLOBAL INDEX, THE PERFORMANCE SHOWN BELOW FOR THE INDEX IS NOT THE PAST PERFORMANCE OF THE FUND OR ANY OTHER INVESTMENT. DJW Global Index performance does not include any fees and expenses associated with investing, including management fees and brokerage costs, and would be lower if it did. Past DJW Global Index performance is no guarantee of future results, either for the Index or for any mutual fund. You cannot invest directly in an index.

The table below shows average annual returns for the DJW Global Index over the periods indicated, as of December 31, 2006. These returns reflect reinvestment of dividends and other earnings.

Past performance is not indicative of future results and, as with any investment, there is always a potential for loss as well as profit. It should be noted that the long-term performance of the DJW Global Index coincides with a long bull stock market.

PERFORMANCE:
DOW JONES WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX

Performance  as  of  December  31,  2006.  For  more  recent  performance,   see
www.wellsref.com.

                                   Annualized
             ------------------------------------------------------
                  1 Year       3 Years     5 Years     10 Years
             ------------------------------------------------------
                  43.48%        31.90%      27.31%      12.90%

The DJW Global Index was not designed, and was not calculated, prior to March 21, 2006. The information in the table above contains comparisons, assertions, and conclusions regarding the performance of the DJW Global Index based on "backtesting" (calculations of how the Index might have performed in the past if it had existed) by Dow Jones provided to the Global Index Fund. Backtested performance information is purely hypothetical and is provided solely for informational purposes. Back-tested performance does not represent actual performance, is not the result of actual trading and should not be interpreted as an indication of actual performance. Prior performance is net of taxes and includes reinvested dividends and interest. As stated above, DJW Global Index returns do not represent fund performance. DJW Global Index performance returns do not reflect management fees, transaction costs or expenses. Because the backtested performance information was prepared by Dow Jones and provided to the Global Index Fund, the Fund cannot verify, and does not warrant, the accuracy of the backtested performance information.

THE BACKTESTED PERFORMANCE RESULTS HAVE MANY INHERENT LIMITATIONS. AMONG OTHER THINGS, BACKTESTED PERFORMANCE DIFFERS FROM ACTUAL PERFORMANCE BECAUSE IT IS ACHIEVED THROUGH THE RETROACTIVE APPLICATION OF DATA THAT IS DESIGNED WITH THE BENEFIT OF HINDSIGHT. RULES USED TO CALCULATE "PRIOR PERFORMANCE" ARE NOT CHANGED. HOWEVER, DOW JONES DOES RESERVE THE RIGHT TO ALTER THE METHODOLOGIES OF THE DJW GLOBAL INDEX IN THE FUTURE. IN THE EVENT OF A CHANGE IN METHODOLOGY, IT IS NOT STANDARD PRACTICE TO RECALCULATE OR "RECAST" PAST PERFORMANCE AND THE CONDITIONS, OBJECTIVES AND INVESTMENT STRATEGIES OF THE DJW GLOBAL INDEX HAVE NOT CHANGED MATERIALLY DURING THE TIME PERIOD PORTRAYED ABOVE. NEITHER DOW JONES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION THAT THE DJW GLOBAL INDEX WILL OR IS LIKELY TO ACHIEVE PERFORMANCE SIMILAR TO THAT SHOWN USING BACKTESTED PERFORMANCE INFORMATION. ACTUAL PERFORMANCE OF THE DJW GLOBAL INDEX MAY BE MATERIALLY LOWER THAN THE BACKTESTED PERFORMANCE. THERE ARE FREQUENTLY SIGNIFICANT DIFFERENCES BETWEEN HYPOTHETICAL PERFORMANCE RESULTS AND THE ACTUAL RESULTS SUBSEQUENTLY ACHIEVED BY ANY PARTICULAR TRADING OR INVESTMENT STRATEGY. AMONG OTHER THINGS, BACKTESTED PERFORMANCE RESULTS DO NOT REFLECT THE IMPACT THAT MATERIAL ECONOMIC AND MARKET FACTORS MIGHT HAVE ON THE DECISIONS AN INVESTMENT ADVISER MANAGING AN INVESTMENT STRATEGY BASED ON THE DJW GLOBAL INDEX MIGHT MAKE IF THE ADVISER WERE ACTUALLY MANAGING CLIENT ASSETS.

BUYING FUND SHARES
--------------------------------------------------------------------------------

You may open an account with either Fund by investing at least the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Several different account options and minimum investment amounts options are detailed below.

MINIMUM INVESTMENT REQUIREMENTS
--------------------------------------------------------------------------------

                                                     Initial     Additional
                                                     -------     ----------

   Regular Accounts                                   $2,500        None
   Tax-Deferred Retirement Plans                      $1,000        None

   Automatic Investment Plans:

   Regular Accounts                                   $2,500        $100
   Tax-Deferred Retirement Plans                      $1,000        $100

ACCOUNT OPTIONS
--------------------------------------------------------------------------------

      Tax-Deferred Retirement Plans
      -----------------------------

      TRADITIONAL IRA

      Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

      SPOUSAL IRA

      An IRA in the name of a non-working spouse by a working spouse.

      ROTH IRA

      An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

      IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

      You may also open accounts for:

      o     Keogh Plans for self-employed individuals

      o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

      o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

      o Coverdell Education Savings Accounts for funding a child's eligible education expenses

      Automatic Investment Plans
      --------------------------

      You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account on either the 15th, the last business day of the month or both. The Funds pay the costs associated with these transfers, but reserve the right, upon thirty days written notice, to impose reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

      You may also purchase shares of the Funds through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Funds.

OPENING A NEW ACCOUNT. To open an account with us, please follow the steps outlined below.

1. Complete the enclosed Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, we will invest your purchase in the Wells Money Market Account.

2. Write a check for your initial investment to "Wells DJW U.S. REIT Index Fund" or " Wells DJW Global RESI Index Fund," as appropriate.

3. Mail your completed Account Application and your check to the following address:

                        WELLS FAMILY OF REAL ESTATE FUNDS
                         C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707

You may also establish an account through your broker-dealer. Since your broker-dealer may charge you fees for his or her services other than those described in this Prospectus, you should ask your broker-dealer about fees before investing.

ADDING TO YOUR ACCOUNT. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer (ask your broker-dealer about any fees for his or her services). Additional purchase requests must include your name and account number to ensure proper crediting to your account. Use the address above for additional purchases by mail, and call us c/o our transfer agent, Ultimus Fund Solutions (the "Transfer Agent"), at 1-800-282-1581 for wiring instructions.

OTHER INFORMATION. In connection with all purchases of Fund shares, we observe the following policies and procedures:

o We price direct purchases based on the next public offering price (net asset value plus any applicable sales load) computed after your order is received in proper form. See "Buying Fund Shares" and "Redeeming Your Shares" for instructions regarding the "proper form" for purchase and redemption orders, respectively.

      Direct purchase orders received by the Transfer Agent by the close of the regular session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) are confirmed at that day's public offering price. Purchase orders received by dealers prior to the close of the NYSE on any business day and transmitted to the Transfer Agent on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

o All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. We do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, or money orders. In addition, to protect the Funds from check fraud, we typically do not accept checks made payable to third parties.

o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

o     We may refuse to accept any purchase request for any reason or no reason.

o We mail you confirmations of all your purchases or redemptions of Fund shares.

o     Certificates representing shares are not issued.

o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

o By sending your check to us, please be aware that you are authorizing us to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day we receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If we cannot post the transaction electronically, you authorize us to present an image copy of your check for payment.

o There is no fee for purchases made by wire, but we may charge you for this service upon thirty days prior notice.

The Funds' Account Application contains provisions in favor of the Funds, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

CHOOSING A SHARE CLASS

Through this Prospectus, each Fund is offering two classes of shares: Class A shares and Class C shares (each a "Class" and collectively the "Classes"). The two Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Before choosing a Class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which Class of shares (A or C) is more beneficial to you depends on the amount and intended length of time of your investment and the type of account you open. You should consider Class A shares if you prefer to pay an initial sales load. If you qualify for reduced sales loads by investing over $50,000, you may find Class A shares particularly attractive because Class A shares are subject to lower ongoing expenses than are Class C shares over the term of the investment. As an alternative, Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Funds, but are subject to higher ongoing expenses than Class A shares. Due to the fact that the entire amount of the purchase price of Class C shares are immediately invested, any investment return on these investments may partially or wholly offset the higher annual expenses. However, there can be no assurance that this would be the case, since a Fund's future returns cannot be predicted.

Set forth below is a chart comparing the sales loads and 12b-1 fees applicable to each Class of shares:

CLASS      SALES LOAD                                                  12B-1 FEE
--------------------------------------------------------------------------------
A          Maximum 4.00% initial sales load, reduced for                0.25%
           purchases of $50,000 and over; shares sold without an
           initial sales load may be subject to a 1.00% contingent
           deferred sales load during first year
--------------------------------------------------------------------------------
C          1.00% contingent deferred sales load during first year       1.00%
--------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A Shares because there is no front-end sales load and the annual expenses are lower. Therefore, any purchase of $1 million or more is generally invested in Class A Shares.

INSTITUTIONAL AND RETIREMENT PLAN INVESTORS. Each Fund also offers two additional classes of shares with different sales loads and expenses -- Class I and Retirement Class. Class I shares are available only to clients of financial intermediaries that charge an asset management fee and only if clients of the financial intermediary invest in the aggregate $2 million or more in investment products sponsored by the Adviser or its affiliates. Retirement Class shares may only be purchased by (i) clients of bank trust departments and (ii) 401(k) plans and other qualified retirement plans, including Section 101 and 457 plans and 403(b) plans sponsored by section 501(c)(3) organizations, as well as certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors and financial intermediaries interested in Class I shares or Retirement Class shares should contact the Underwriter for a Prospectus and additional information.

                                 CLASS A SHARES

Class A shares are sold at net asset value (NAV) plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within one year after purchase if a commission was paid by the Underwriter to a participating unaffiliated broker. Class A shares are also subject to an annual 12b-1 fee of up to .25% of a Fund's average daily net assets allocable to Class A shares.

The public offering price of Class A shares is the next determined NAV per share plus a sales load as shown in the following table:

                                                                      Dealer
                                            Sales Load as % of:     Reallowance
                                           ---------------------      as % of
                                            Public        Net         Public
                                           Offering      Amount      Offering
Amount of Investment                         Price      Invested       Price
--------------------------------------     --------     --------     --------
Less than $50,000                            4.00%        4.17%        3.50%
$50,000 but less than $100,000               3.50         3.63         3.00
$100,000 but less than $250,000              3.00         3.09         2.50
$250,000 but less than $500,000              2.50         2.56         2.00
$500,000 but less than $1,000,000            2.00         2.04         1.50
$1,000,000 or more                           None         None         None

PLEASE SEE "REDUCED SALES LOADS" BELOW FOR INFORMATION ON WAYS FOR INVESTORS TO REDUCE OR ELIMINATE SALES LOADS. MORE DETAILS ABOUT THESE PROGRAMS ARE CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

For initial purchases of Class A shares of a Fund of $1 million or more and subsequent purchases further increasing the size of the account, a dealer's commission (equal to 1.00% of such purchases from $1 million to $5 million, .50% of such purchases from $5 million to $50 million and .25% of such purchases in excess of $50 million) may be paid by the Underwriter to participating unaffiliated brokers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the broker's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

Under certain circumstances, the Underwriter may increase or decrease the reallowance to brokers. The Underwriter receives that portion of the initial sales load which is not reallowed to the brokers who sell shares of the Funds. The Underwriter retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.

REDUCED SALES LOADS. You may use the Right of Accumulation to combine the current NAV of your existing Class A shares of the Funds with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above.

Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. With a Letter of Intent, the investor expresses his or her intention, in writing, to invest a certain amount over a specified period of time. The Funds will then apply to each of the investor's periodic investments the reduced sales load that would apply to the total amount stated in the Letter of Intent. The minimum initial investment under a Letter of Intent is $10,000.

Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, for purposes of determining the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges. These privileges apply even if your related accounts are opened using different brokerage firms, so it is important to let your broker(s) or the Transfer Agent know about, at the time of purchase, the existence of all your accounts that may be combined in order to obtain a reduced sales load. You may be required to provide your broker(s) or the Transfer Agent certain information to verify your eligibility for a reduced sales charge, including, to the extent applicable, the following: (i) information or records regarding shares of the Funds held in all your accounts at the Fund or broker; (ii) information or records regarding shares of the Funds held in any of your accounts at other financial intermediaries; and (iii) information or records regarding shares of the Funds held at the Fund or any broker by related parties to you, such as members of your family or household. You should contact your broker or the Transfer Agent for more information about reduced sales loads and the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Funds at NAV. Federal and state credit unions may also purchase Class A shares at NAV.

In addition, Class A shares of the Funds may be purchased at NAV by broker-dealers who have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers, financial planners and other financial intermediaries may also purchase Class A shares at NAV if their investment adviser, financial planner or financial intermediary has made arrangements with the Underwriter permitting them to do so. The investment adviser, financial planner or financial intermediary must notify the Funds that an investment qualifies as a purchase at NAV.

Prior to May 1, 2007, the U.S. Index Fund offered Class B shares; however, investments are no longer permitted in Class B shares. Class B shareholders of the U.S. Index Fund who have redeemed their Class B shares (subject to any applicable contingent deferred sales load) may invest all or part of the redemption proceeds in Class A shares of either Fund at NAV. The purchase of Class A shares must occur within thirty days of the redemption of Class B shares in order to qualify.

Trustees, directors, officers and employees of the Trust, the Adviser, the sub-advisers, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase Class A shares of the Funds at NAV. Professional advisors and consultants to the Trust and their employees may also purchase Class A shares of the Funds at NAV.

OTHER INFORMATION ABOUT THE SALES CHARGES. Information regarding the Funds' sales loads, as well as information regarding reduced sales loads, and the terms and conditions for the purchase, pricing, and redemption of shares of the Funds is not currently available on the Funds' website since the Funds' website contains limited information. Additional information, however, is available by calling the Fund at 1-800-282-1581.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Underwriter and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Underwriter and will be equal to the commission percentage paid at the time of purchase (either 1.00%, .50% or .25% depending on the amount of purchase) as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed; or (2) the NAV of such shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be so notified on the confirmation you receive for such purchase. Class A shares of the Funds held for more than one year will not be subject to the contingent deferred sales load.

                                 CLASS C SHARES

Class C shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Funds. A contingent deferred sales load of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for more than one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Underwriter intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares. The maximum initial investment in Class C shares is $500,000.

ADDITIONAL INFORMATION ON THE CONTINGENT DEFERRED SALES LOAD

The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account, provided the Fund is notified of the requested exemption at the time of the redemption request. The Underwriter may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see "Redeeming Your Shares"). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

All sales loads imposed on redemptions are paid to the Underwriter. The contingent deferred sales load will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a particular redemption is subject to a contingent deferred sales load, it is assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in your account are aggregated.

EXCHANGE PRIVILEGE

You may exchange shares of one Fund for shares of the same class of the other Fund or for shares held in a Wells Money Market omnibus account in the Money Market Portfolio (a series of Premier Money Market Shares). A sales load may be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged. If you exchange Class C shares of a Fund for shares held in the Wells Money Market Account, the amount of time you hold shares of the Money Market Portfolio through the Wells Money Market Account will not be added to the holding period of your original Fund shares for the purpose of calculating contingent deferred sales charges if you later redeem your investment. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the contingent deferred sales load. Shares otherwise subject to a contingent deferred sales load will not be charged a contingent deferred sales load in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a contingent deferred sales load, depending upon when you originally purchased the exchanged shares. For purposes of computing the contingent deferred sales load, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt Fund performance. If you exceed that limit, the Funds or the Underwriter, in their sole discretion, may reject any further exchange orders.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Funds' account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined NAV (or offering price if a sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange into the Wells Money Market Account, contact the Transfer Agent to obtain a copy of the prospectus for the Money Market Portfolio.

DISRUPTIVE TRADING AND MARKET TIMING

The Funds discourage frequent purchases and sales of shares of the Funds. As noted above, the Funds may refuse to accept a purchase order for any reason or no reason, and a Fund will refuse a purchase order if it determines, in its sole opinion, that your trading activity may disadvantage or potentially harm the rights or interests of other shareholders. Frequent purchases, redemptions or exchanges into and then out of a Fund in a short period of time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

      o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

      o     reducing  returns  to  long-term   shareholders   through  increased
            brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Funds may monitor trading activity by shareholders and take steps to prevent Disruptive Trading. In general, the Funds consider frequent roundtrip transactions in an account to constitute Disruptive Trading. A "roundtrip transaction" is one where a shareholder buys and then sells, or sells and then buys, shares of a Fund within 30 days.

While there is no specific limit on roundtrip transactions, a Fund may (i) refuse any purchase or exchange order; or (ii) restrict or terminate purchase or exchange privileges for a shareholder where we determine that the shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period. In determining the frequency of roundtrip transactions, the Funds do not include systematic withdrawals or exchanges and/or automatic purchases or exchanges, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Funds will calculate roundtrip transactions at the shareholder level. Despite the Funds' efforts to detect and prevent Disruptive Trading, it may be difficult to evaluate activity in certain omnibus accounts traded through financial intermediaries. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated and netted before they are submitted to the Funds. Under Rule 22c-2 of the Investment Company Act of 1940, the Funds have entered into agreements with financial intermediaries obligating them to provide, upon each Fund's request, information regarding their customers and their customers' transactions in shares of the Funds. However, there can be no guarantee that all Disruptive Trading will be detected or detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Funds.

Notwithstanding the foregoing, a Fund may take action to prevent additional purchases or exchanges by a shareholder if his or her trading activity (measured by roundtrip transactions or otherwise) is determined to be Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, the Funds may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory law related to market timing. Finally, you should note that front-end sales loads and contingent deferred sales loads apply to the purchase of Class A and Class C shares, which the Funds believe discourages market timing in the Funds in these share classes. While the market timing policies and procedures described above are intended to help detect and prevent Disruptive Trading, the Funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

The Funds do not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

ANTI-MONEY LAUNDERING COMPLIANCE

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Funds will ask for your name, address, date of birth, and other information that will allow the Funds to identify you. The Funds may also ask to see your driver's license or other identifying documents. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the price determined as of the close of the NYSE on the day the account is closed, and redemption proceeds may be worth more or less than the original investment. The Funds will not be responsible for any loss incurred due to the Funds' inability to verify your identity.

If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds may also be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

REDEEMING YOUR SHARES
--------------------------------------------------------------------------------

You may redeem your shares by sending a written request to us c/o our Transfer Agent, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Funds' account records. Mail your written redemption request to:

                        WELLS FAMILY OF REAL ESTATE FUNDS
                         C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent at 1-800-282-1581 for more information.

You or your authorized representative may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at the phone number indicated above. Telephone redemptions may be requested if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account designated on your account application. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of significant economic or market changes, you may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

We redeem shares based on the next NAV computed after we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. Be sure to review "Buying Fund Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

You may also place a wire redemption request through your broker-dealer to redeem your shares. The broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus. If you request a redemption by wire, you will be charged a $15 processing fee. We reserve the right to change the processing fee upon thirty days notice. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address designated on your account.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us with any questions to ensure that your signature guarantee will be processed.
--------------------------------------------------------------------------------

If the shares to be redeemed over any 30-day period have a value of more than $50,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $2,500 (or $1,000 for a retirement account). If the account remains under $2,500 (or $1,000 for a retirement account) thirty days after we notify you, we may close your account and send you the proceeds, less any applicable sales load.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal plan that allows you to withdraw a fixed amount from your account each month, quarter or year. Under the plan, we send the proceeds either to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. You or your authorized representative may establish or make changes to an automatic withdrawal plan by telephone. Please contact us for more information about the automatic withdrawal plan.

REINVESTMENT PRIVILEGE. If you have redeemed Class A shares of a Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

OTHER INFORMATION. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

      o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Funds by certified check or by wire transfer from your bank.

      o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request).

      o We may process any redemption request that exceeds $250,000 or 1% of a Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as a "redemption in kind"). See the Fund's SAI for further information.

DISTRIBUTION PLANS
--------------------------------------------------------------------------------

Each Fund has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan") that allow each Class of shares to pay for certain expenses related to the distribution of their shares, including payments to securities dealers and other persons (including the Underwriter and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Class A Plan is ..25% of the applicable Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class C Plan is 1.00% of the applicable Fund's average daily net assets allocable to Class C shares. The payments permitted by the Class C Plan fall into two
categories.   First,  Class  C  shares  may  directly  incur  or  reimburse  the
Underwriter (in an amount not to exceed .75% per year of the applicable Fund's average daily net assets allocable to Class C shares) for certain distribution related expenses as described above. The Class C Plan also provides for the payment of an account maintenance fee of up to .25% per year of the applicable Fund's average daily net assets allocable to Class C shares, which may be paid to dealers or other financial intermediaries based on the average value of the applicable Fund shares owned by clients of such dealers or other financial intermediaries. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event a Plan is terminated by a Fund in accordance with its terms, the terminating Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Underwriter may make payments to dealers and other persons in addition to the .25% account maintenance fee described above.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Each Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares of the Funds (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.

Distributions are paid according to the following options:

     ---------------------------------------------------------------------------
         SHARE OPTION  --     income    distributions    and    capital    gains
                              distributions   reinvested  in  additional  shares
                              without a sales load.

         INCOME OPTION  --    income  distributions  paid in cash; capital gains
                              distributions   reinvested  in  additional  shares
                              without a sales load.

         CASH OPTION --       income    distributions    and    capital    gains
                              distributions paid in cash.
     ---------------------------------------------------------------------------

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

If you have received in cash any dividend or capital gains distribution from a Fund, you may return the distribution to the Fund within thirty days of the distribution date for reinvestment at the NAV next determined after its return. You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.

TAXES
--------------------------------------------------------------------------------

Each Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, a Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxable as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions from the Funds are not eligible for the dividends received deduction available to corporations. A portion of each Fund's distributions may be classified as a return of capital, which portion is generally not taxable to you.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Funds will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension of time to issue Forms 1099-DIV ("1099s") for the Funds. If this request is approved, we expect to mail 1099s to Fund shareholders in non-retirement plan accounts prior to March 1 of each year.

You should consult your tax advisor about the tax consequences of distributions from the Funds, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

On each day that the Funds are open for business, the public offering price (NAV plus any applicable sales load) of each Class of shares of the Funds is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the NYSE is open for business and are closed on days the NYSE is closed for trading. Securities held by the Global Index Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the NYSE is not open for business. As a result, the NAV per share of the Global Index Fund may be significantly affected by trading on days when the Fund is not open for business. The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Funds' portfolio securities are generally valued as follows: (1) securities which are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. A security's "fair value" price may differ from the price next available for the security using the Funds' normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. The NAV per share of a Fund will fluctuate with the value of the securities it holds.

Because the value of foreign securities may be materially affected by events occurring before the Funds' pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Global Index Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information pertaining to the period ended June 30, 2007, this information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request.

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND (CLASS A)

                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS            YEAR          YEAR         YEAR         YEAR         YEAR
                                                  ENDED              ENDED        ENDED         ENDED       ENDED        ENDED
                                              JUNE 30, 2007        DEC. 31,      DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                               (UNAUDITED)           2006          2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at
    beginning of period ...................  $        13.77       $   11.64     $   11.97    $   10.31    $    8.26    $    8.63
                                             --------------       ---------     ---------    ---------    ---------    ---------
Income (loss) from investment
operations:
    Net investment income .................            0.21            0.22          0.27         0.31         0.28         0.34
    Net realized and unrealized gains
      (losses) on investments .............           (1.06)           3.70          0.92         2.73         2.45        (0.07)
                                             --------------       ---------     ---------    ---------    ---------    ---------
Total from investment operations ..........           (0.85)           3.92          1.19         3.04         2.73         0.27
                                             --------------       ---------     ---------    ---------    ---------    ---------
Less distributions:
    Dividends from net investment
      income ..............................           (0.21)          (0.22)        (0.27)       (0.31)       (0.28)       (0.34)
    Distributions from net realized
      gains ...............................              --           (1.39)        (1.04)       (0.99)       (0.28)       (0.18)
    Return of capital .....................              --           (0.18)        (0.21)       (0.08)       (0.12)       (0.12)
                                             --------------       ---------     ---------    ---------    ---------    ---------
Total distributions .......................           (0.21)          (1.79)        (1.52)       (1.38)       (0.68)       (0.64)
                                             --------------       ---------     ---------    ---------    ---------    ---------

Net asset value at end of period ..........  $        12.71       $   13.77     $   11.64    $   11.97    $   10.31    $    8.26
                                             ==============       =========     =========    =========    =========    =========

Total return(a) ...........................           (6.21%)(c)      34.11%        10.15%       30.13%       33.88%        2.97%
                                             ==============       =========     =========    =========    =========    =========

Net assets at end of period (000's) .......  $      240,641       $ 267,234     $ 210,471    $ 212,993    $ 170,443    $  93,545
                                             ==============       =========     =========    =========    =========    =========

Ratio of net expenses to
    average net assets(b) .................            0.99%(d)        0.99%         0.99%        0.99%        0.99%        0.99%

Ratio of net investment income
    to average net assets .................            0.98%(d)        1.60%         2.17%        2.86%        3.19%        3.96%

Portfolio turnover rate ...................              11%(c)          20%           18%          26%          13%          10%

(a)   Total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.10%(d), 1.18%, 1.25%, 1.30%, 1.34% and 1.38% for the periods ended June 30, 2007, December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(c)   Not annualized.

(d)   Annualized.

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND (CLASS C)

                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months            Year         Year        Year         Year         Year
                                                     Ended             Ended        Ended       Ended        Ended         Ended
                                                 June 30, 2007        Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,     Dec. 31,
                                                  (Unaudited)           2006         2005        2004         2003         2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at
    beginning of period ......................  $        13.96       $   11.79    $   12.10   $   10.43    $    8.35    $    8.72
                                                --------------       ---------    ---------   ---------    ---------    ---------

Income (loss) from investment operations:
    Net investment income ....................            0.16            0.12         0.18        0.23         0.22         0.27
    Net realized and unrealized gains
        (losses) on investments ..............           (1.06)           3.73         0.94        2.74         2.47        (0.06)
                                                --------------       ---------    ---------   ---------    ---------    ---------
Total from investment operations .............           (0.90)           3.85         1.12        2.97         2.69         0.21
                                                --------------       ---------    ---------   ---------    ---------    ---------
Less distributions:
    Dividends from net investment
        income ...............................           (0.16)          (0.12)       (0.18)      (0.23)       (0.22)       (0.27)
    Distributions from net
        realized gains .......................              --           (1.39)       (1.04)      (0.99)       (0.28)       (0.18)
    Return of capital ........................              --           (0.17)       (0.21)      (0.08)       (0.11)       (0.13)
                                                --------------       ---------    ---------   ---------    ---------    ---------
Total distributions ..........................           (0.16)          (1.68)       (1.43)      (1.30)       (0.61)       (0.58)
                                                --------------       ---------    ---------   ---------    ---------    ---------

Net asset value at end of period .............  $        12.90       $   13.96    $   11.79   $   12.10    $   10.43    $    8.35
                                                ==============       =========    =========   =========    =========    =========

Total return(a) ..............................           (6.49%)(c)      33.04%        9.39%      29.01%       32.94%        2.25%
                                                ==============       =========    =========   =========    =========    =========

Net assets at end of period (000's) ..........  $       81,589       $  90,385    $  73,420   $  68,912    $  38,861    $  19,350
                                                ==============       =========    =========   =========    =========    =========

Ratio of net expenses to
    average net assets(b) ....................            1.74%(d)        1.74%        1.74%       1.74%        1.74%        1.74%

Ratio of net investment income
    to average net assets ....................            0.23%(d)        0.85%        1.42%       2.11%        2.44%        3.21%

Portfolio turnover rate ......................              11%(c)          20%          18%         26%          13%          10%

(a)   Total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.86%(d), 1.94%, 2.01%, 1.94%, 1.96% and 1.99% for the periods ended June 30, 2007, December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(c)   Not annualized.

(d)   Annualized.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND (CLASS A)

                                  PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS               PERIOD
                                                                       ENDED                  ENDED
                                                                   JUNE 30, 2007            DEC. 31,
                                                                    (UNAUDITED)              2006(a)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................     $        10.00          $   10.00
                                                                   --------------          ---------

Income (loss) from investment operations:
   Net investment income .....................................               0.06                 --
   Net realized and unrealized losses on investments .........              (0.23)                --
                                                                   --------------          ---------
Total from investment operations .............................              (0.17)                --
                                                                   --------------          ---------

Less distributions:
   Dividends from net investment income ......................              (0.06)                --
                                                                   --------------          ---------

Net asset value at end of period .............................     $         9.77          $   10.00
                                                                   ==============          =========

Total return(b) ..............................................              (1.68%)(d)          0.00%(d)
                                                                   ==============          =========

Net assets at end of period (000's) ..........................     $       17,313          $   2,012
                                                                   ==============          =========

Ratio of net expenses to average net assets(c) ...............               1.09%(e)             --

Ratio of net investment income to average net assets .........               2.82%(e)             --

Portfolio turnover rate ......................................                  2%(d)             --

(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.

(b)   Total returns shown exclude the effect of applicable sales loads.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 6.24%(e) for the period ended June 30, 2007.

(d)   Not annualized.

(e)   Annualized.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND (CLASS C)

                                PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS              PERIOD
                                                                       ENDED                 ENDED
                                                                   JUNE 30, 2007            DEC. 31,
                                                                    (UNAUDITED)             2006(a)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................     $        10.00          $   10.00
                                                                   --------------          ---------

Income (loss) from investment operations:
   Net investment income .....................................               0.05                 --
   Net realized and unrealized losses on investments .........              (0.25)                --
                                                                   --------------          ---------
Total from investment operations .............................              (0.20)                --
                                                                   --------------          ---------

Less distributions:
   Dividends from net investment income ......................              (0.05)                --
                                                                   --------------          ---------

Net asset value at end of period .............................     $         9.75          $   10.00
                                                                   ==============          =========

Total return(b) ..............................................              (2.02%)(d)          0.00%(d)
                                                                   ==============          =========

Net assets at end of period (000's) ..........................     $        5,755          $      10
                                                                   ==============          =========

Ratio of net expenses to average net assets(c) ...............               1.84%(e)             --

Ratio of net investment income to average net assets .........               2.07%(e)             --

Portfolio turnover rate ......................................                  2%(d)             --

(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.

(b)   Total returns shown exclude the effect of applicable sales loads.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 7.66%(e) for the period ended June 30, 2007.

(d)   Not annualized.

(e)   Annualized.

================================================================================
                             CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

      o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

      o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

      o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Wells Family of Real Estate Funds (the "Trust"), Wells Asset Management, Inc., the Trust's investment adviser, and Wells Investment Securities, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-282-1581   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

                   [This page is not part of the Prospectus.]

WELLS FAMILY OF
REAL ESTATE FUNDS

6200 The Corners Parkway
Norcross, Georgia 30092

BOARD OF TRUSTEES

Leo F.  Wells III
Michael R. Buchanan
Richard W. Carpenter
Bud Carter
William H. Keogler, Jr.
Donald S. Moss
Neil H. Strickland
W.  Wayne Woody

INVESTMENT ADVISER

Wells Asset Management, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092

SUB-ADVISER

The Tuckerman Group, LLC
Two Manhattanville Road
Suite 207
Purchase, New York 10577

UNDERWRITER

Wells Investment Securities, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092
Wells Sales Associate:
(Toll-Free) 800-448-1010

TRANSFER AGENT

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE

Nationwide: (Toll-Free) 800-282-1581

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

CUSTODIAN

US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

EXECUTIVE OFFICERS

Leo F. Wells III, President
Douglas P. Williams, Vice President
Jill W. Maggiore, Vice President and
  Chief Compliance Officer
Randall D. Fretz, Vice President
Robert G. Dorsey, Vice President
John F. Splain, Secretary
Mark J. Seger, Treasurer

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about each Fund is included in each Fund's SAI, which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-282-1581. A copy of your requested document(s) will be sent to you within three business days after we receive your request. The Funds also make available the SAI and annual and semiannual reports, free of charge, on the Funds' website at www.wellsref.com.

Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-551-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-08355



                                               [LOGO]
                                               WELLS
                                          Real Estate Funds

--------------------------------------------------------------------------------

                                      Prospectus
                                      December 1, 2007

WELLS DOW JONES
WILSHIRE U.S. REIT
INDEX FUND
CLASS I SHARES (WDJIX)
RETIREMENT CLASS SHARES (WDJRX)

WELLS DOW JONES
WILSHIRE GLOBAL RESI
INDEX FUND
CLASS I SHARES (WDGIX)
RETIREMENT CLASS SHARES (WDGRX)

                                                                     WELLS
                                                               REAL ESTATE FUNDS
                                                                     [LOGO]

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                                                      PROSPECTUS
                                                                December 1, 2007

                        WELLS FAMILY OF REAL ESTATE FUNDS
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                            WELLS DOW JONES WILSHIRE
                              U.S. REIT INDEX FUND
                             CLASS I SHARES (WDJIX)
                         RETIREMENT CLASS SHARES (WDJRX)

                            WELLS DOW JONES WILSHIRE
                             GLOBAL RESI INDEX FUND
                             CLASS I SHARES (WDGIX)
                         RETIREMENT CLASS SHARES (WDGRX)

--------------------------------------------------------------------------------

The Wells Dow Jones Wilshire U.S. REIT Index Fund (the "U.S. Index Fund") seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire Real Estate Investment Trust Index by investing in the stocks included in the Index.

The Wells Dow Jones Wilshire Global RESI Index Fund (the "Global Index Fund"), seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire Global Real Estate Securities Index by investing in the stocks included in the Index.

This Prospectus has the information about the U.S. Index Fund and the Global Index Fund (each a "Fund" and collectively the "Funds") that you should know before investing. You should read it carefully and keep it with your investment records.

Wells Asset Management, Inc. (the "Adviser") serves as the investment manager to the Funds. The Adviser retains The Tuckerman Group, LLC, as sub-adviser, to manage each Fund's investments under the supervision of the Adviser.

This Prospectus offers Class I shares and Retirement Class shares. Each Fund offers two other Classes of shares (Class A and Class C), each with a different combination of sales loads, ongoing fees and other features. Please call 800-282-1581 to obtain a prospectus for these other classes. The different distribution arrangements permit you to choose the method of purchasing shares that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Risk/Return Summary............................................................2
Expense Information...........................................................10
Operation of the Funds........................................................12
Performance of the Dow Jones Wilshire
  Global Real Estate Securities Index.........................................13
Buying Fund Shares............................................................15
Redeeming Your Shares.........................................................20
Distribution Plans............................................................22
Dividends and Distributions...................................................23
Taxes.........................................................................24
Calculation of Share Price ...................................................25
Financial Highlights..........................................................26
Customer Privacy Policy.......................................................28
For More Information..................................................back cover

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

THE WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire Real Estate Investment Trust Index (the "DJW U.S. Index").

The WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND seeks to replicate as closely as possible, before fees and expenses, the total return performance of the Dow Jones Wilshire Global Real Estate Securities Index (the "DJW Global Index").

There is no assurance that the Funds will achieve their investment objectives. Each Fund's investment objective may be changed without shareholder approval provided, however, that a Fund will provide not less than 60 days notice of a change to its investment objective.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND

The U.S. Index Fund attempts to duplicate the investment results of the DJW U.S. Index. The DJW REIT Index is a float-adjusted market capitalization index designed to measure the performance of REITs that are operated and publicly traded in the United States. Normally, at least 95% of the U.S. Index Fund's total assets are invested in the stocks included in the DJW U.S. Index. The U.S. Index Fund will invest in stocks represented in the DJW U.S. Index in proportions substantially similar to the Index. For example, if a stock represents 2% of the value of the DJW U.S. Index, the U.S. Index Fund invests approximately 2% of its assets in the stock. The U.S. Index Fund is normally invested in all of the stocks which comprise the DJW U.S. Index, except when changes are made to the Index itself.

The U.S. Index Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the U.S. Index Fund is "passively managed," where the investment adviser attempts to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and index performance correlation (an index fund is expected to move in the same direction -- up or down -- as its target index).

As of June 30, 2007, 84 REITs were included in the DJW U.S. Index. To be included in the DJW U.S. Index, a REIT must be both an equity owner and operator of commercial and/or residential real estate. The REIT also must have a minimum total market capitalization of at least $200 million at the time of its inclusion in the DJW U.S. Index and at least 75% of the REIT's total revenue must be derived from the ownership and operation of real estate assets. In addition, the liquidity of the REIT's stock must be commensurate with that of other institutionally held real estate securities. REITs excluded from the DJW U.S. Index include mortgage REITs, net-lease REITs, hybrid REITs and timber REITs. The DJW U.S. Index is rebalanced every calendar quarter.

The U.S. Index Fund will attempt to achieve a correlation between its performance and that of the DJW U.S. Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the U.S. Index Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the DJW U.S. Index. The U.S. Index Fund's ability to correlate its performance with the DJW U.S. Index, however, may be affected by, among other things, changes in securities markets, the manner in which the DJW U.S. Index is calculated, and the timing of purchases and redemptions. If the U.S. Index Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of
0.95 or higher.

Money market instruments will typically represent a portion of the U.S. Index Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT IS A REIT?

A Real Estate Investment Trust ("REIT") is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. All of the REITs included in the DJW U.S. Index are equity REITs, which own properties and generate income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND

The Global Index Fund uses a passive management strategy designed to track the total return performance of the DJW Global Index. The DJW Global Index is a float-adjusted market capitalization index designed to measure the performance of publicly-traded real estate securities in countries including the United States. As of June 30, 2007, the DJW Global Index included companies from Austria, Australia, Belgium, Canada, Chile, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, New Zealand, Philippines, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, United Kingdom and the United States.

The proportions of the Global Index Fund's assets allocated to each country will approximate and vary with the relative country weights in the DJW Global Index. As of the date of this Prospectus, the DJW Global Index consisted primarily of issuers located in developed countries, concentrated in the following geographic areas: North America, Pacific Asia, Australia and Europe. While the proportions may fluctuate from time to time, it is anticipated that approximately 40% to 50% of the issuers in the DJW Global Index will be located in the United States.

The DJW Global Index is currently comprised of approximately 250 publicly traded securities of U.S. and foreign REITs and Real Estate Operating Companies ("REOCs"). Because of the practical difficulties and expense of purchasing a relatively large number of stocks, the Global Index Fund does not intend to purchase all of the stocks in the DJW Global Index. Instead, the Global Index Fund utilizes "sampling" methodology in seeking its objective and will purchase a representative sample of the stocks in the DJW Global Index, in proportion to their weightings, expected to replicate generally the performance of the Index as a whole. The Global Index Fund's sub-adviser generally expects the Fund to hold less than the total number of stocks in the DJW Global Index, but reserves the right to hold as many stocks as it believes necessary to achieve the Fund's investment objective. Under normal circumstances, at least 80% of the Global Index Fund's net assets (plus any borrowings for investment purposes) will be invested in stocks included in the DJW Global Index.

To be included in the DJW Global Index, a company must be both an equity owner and operator of commercial and/or residential real estate. The company also must have a minimum total market capitalization of at least $200 million at the time of its inclusion in the DJW Global Index and at least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets. In addition, the liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities. Businesses excluded from the DJW Global Index include mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large land owners and subdividers of unimproved land, companies that have more than 25% of their assets in direct mortgage investments, hybrid REITs and timber REITs. The DJW Global Index is rebalanced every calendar quarter.

The Global Index Fund will attempt to achieve a correlation between its performance and that of the DJW Global Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Global Index Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Global Index Fund's ability to correlate its performance with the DJW Global Index, however, may be affected by, among other things, changes in securities markets, the manner in which the DJW Global Index is calculated by Dow Jones and the timing of purchases and redemptions. The Global Index Fund's sub-adviser monitors the composition of the DJW Global Index daily and makes adjustments to the Fund's portfolio as necessary in order to correlate with the Index. If the Global Index Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment methodology, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the Global Index Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT IS A REIT?

A REIT is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. All of the REITs included in the DJW Global Index are equity REITs, which own properties and generate income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. In the U.S., REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT or REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

WHAT IS A REOC?

A REOC is a publicly traded real estate company that has opted out of the tax status afforded REITs. Although a REOC does not enjoy exemption from federal taxation at the entity level, unlike REITs, a REOC may retain its cash flow and reinvest earnings and is not restricted in the type of real estate business it conducts. As a result, REOCs can finance acquisitions and development projects using existing cash flow to grow the business and may offer greater growth potential than REITs because, in contrast, REITs must rely heavily on the equity markets to raise cash for acquisitions.

DISCLAIMERS

"Dow Jones Wilshire REIT Index" and "Dow Jones Wilshire Global RESI Index" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and Wilshire Associates Incorporated ("Wilshire"). Neither Dow Jones nor Wilshire has any relationship to the Funds, other than the licensing of the DJW U.S. Index and the DJW Global Index and its service marks for use in connection with the Funds.

Dow Jones and Wilshire do not:

      o     Sponsor, endorse, sell or promote the Funds.

      o Recommend that any person invest in the Funds or any other securities.

      o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

      o     Have  any  responsibility  or  liability  for  the   administration,
            management or marketing of the Funds.

      o Consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the DJW U.S. Index or the DJW Global Index or have any obligation to do so.


--------------------------------------------------------------------------------
      NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS. SPECIFICALLY,

      o NEITHER DOW JONES NOR WILSHIRE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND WILSHIRE DISCLAIM ANY WARRANTY ABOUT:

            o THE RESULTS TO BE OBTAINED BY THE FUNDS, THE OWNER OF THE FUNDS OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJW REIT INDEX OR THE DJW GLOBAL INDEX AND THE DATA INCLUDED IN SUCH INDEXES;

            o THE ACCURACY OR COMPLETENESS OF THE DJW REIT INDEX OR THE DJW GLOBAL INDEX AND ANY RELATED DATA;

            o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJW REIT INDEX OR THE DJW GLOBAL INDEX AND/OR THEIR RELATED DATA;

      o NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJW REIT INDEX OR THE DJW GLOBAL INDEX OR RELATED DATA;

      o UNDER NO CIRCUMSTANCES WILL DOW JONES OR WILSHIRE BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR WILSHIRE KNOWS THAT THEY MIGHT OCCUR.

      THE LICENSING AGREEMENT BETWEEN THE FUNDS AND DOW JONES AND WILSHIRE IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUNDS OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Each Fund's investment return and net asset value will fluctuate, and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Funds. Each Fund is subject to, among other risks:

      MARKET RISK -- Stock prices, including prices of REIT and REOC stocks, may decline over short or extended periods. In a declining stock market, stock prices for all REITs and REOCs may decline, regardless of any one company's prospects. As a result, the Funds may also decline in a declining stock market.

      REAL ESTATE INDUSTRY RISK -- When profits, revenues, or the value of real estate property owned by REITs or REOCs decline or fail to meet market expectations, REIT and REOC stock prices may decline as well. Therefore, each Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's or REOC's stock price to decline), which include, without limitation:

            o     possible declines in the value of real estate

            o     adverse general and local economic conditions

            o     possible lack of availability of mortgage funds

            o     overbuilding in a given market

            o     changes in interest rates

            o     environmental problems

      REIT AND REOC INVESTMENT RISK -- In addition to risks related to investments in real estate generally, investing in REITs and REOCs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Investing in REITs also involves risks related to the heavy cash flow dependency of REITs and the possibility that a REIT may fail to maintain applicable exemptions under U.S. and foreign securities and tax laws.

      INTEREST RATE RISK -- Increases in interest rates typically lower the present value of a REIT's or REOC's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT and REOC stocks may change based upon investors' collective perceptions of future earnings, the value of each Fund will generally decline when investors anticipate or experience rising interest rates.

      INVESTMENT STYLE RISK -- Since each Fund seeks to replicate as closely as possible, before fees and expenses, the performance of an index, the success of a Fund's investments will be largely dependent upon the performance of that index. Returns from REITs and REOCs in the index may, however, trail returns of other types of markets (for example, large-cap or small-cap U.S. stocks).

      INVESTMENT COMPETITION RISK -- REITs and REOCs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs and REOCs, then a Fund may decline in value.

      INDUSTRY CONCENTRATION RISK -- Each Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

      PORTFOLIO TURNOVER -- Portfolio turnover measures the rate at which the securities in a Fund's portfolio change during any given year. Portfolio turnover involves expense to a Fund in the form of brokerage commissions and other transaction costs, which may adversely impact the Fund's performance. Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gain or loss attributable to shareholders of a Fund. Each Fund expects that under normal conditions, portfolio turnover should be less than 100%. However, the rate of portfolio turnover may be higher for a Fund if there are frequent changes in the index that it tracks and/or the number of changes that the sub-adviser determines are necessary or advisable for the Fund to approximate the performance of such index.

The Global Index Fund is subject to the following additional principal investment risks:

      FOREIGN SECURITIES RISK -- Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, nationalization of companies or industries. In addition, the tax laws and treatment applicable to foreign companies held by the Global Index Fund may not be as well-established, clear and stable as the Fund's U.S. companies, and the dividend and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.


      SMALL TO MID-CAP STOCKS RISK -- The Global Index Fund may invest in companies with smaller market capitalizations. Smaller companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

PERFORMANCE SUMMARY

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the U.S. Index Fund by showing:

      -- the changes in the U.S. Index Fund's performance from year to year over the lifetime of Class I shares of the Fund, and

      -- how the average annual total returns of Class I shares of the U.S. Index Fund compare with those of the Index it tracks.

How the U.S. Index Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               CLASS I PERFORMANCE

                             [BAR CHART OMITTED]
                                2004    30.44%
                                2005    10.51%
                                2006    34.32%

The 2007 year-to-date total return for Class I shares through September 30, 2007 is -4.54%.

During the period shown in the bar chart, the highest return for a quarter was 14.76% during the quarter ended March 31, 2006 and the lowest return for a quarter was -7.54% during the quarter ended March 31, 2005.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Retirement Class shares will differ from the performance of Class I shares and the other Classes offered by the U.S. Index Fund to the extent that the Classes do not have the same expenses or inception dates.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2006)

The table below shows how the average annual total returns of the U.S. Index Fund's Class I shares compare with those of the DJW U.S. Index, the Fund's current benchmark, and the S&P Real Estate Investment Trust Composite Index (the "S&P REIT Index"), the Fund's benchmark prior to the date of this Prospectus. Retirement Class shares have no previous performance history to report. The table also presents the impact of taxes on the U.S. Index Fund's returns. After-tax returns are shown for Class I shares only and after-tax returns for Retirement Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their U.S. Index Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        Since
                                                        One Year      Inception*
                                                        ------------------------
CLASS I SHARES
   Return Before Taxes                                    34.32%        26.92%
   Return After Taxes on Distributions                    31.64%        24.21%
   Return After Taxes on Distributions
     and Sale of Fund Shares                              24.68%        22.56%

S&P REIT Index**                                          35.44%        28.37%

DJW U.S. Index**                                          35.97%        29.87%

* The initial public offering of Class I shares commenced on August 25, 2003.

**    Reflects no deduction for fees, expenses or taxes.

The performance of the S&P REIT Index is provided as a comparative index because, prior to the date of this Prospectus, the name of the U.S. Index Fund was the Wells S&P REIT Index Fund and its investment objective was to provide investment results corresponding to the performance of the S&P REIT Index.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND

The Global Index Fund is new and, therefore, does not have a full calendar year of performance to report.

EXPENSE INFORMATION
--------------------------------------------------------------------------------
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment)
                                                         CLASS I    RETIREMENT
                                                          SHARES   CLASS SHARES
                                                         -------   ------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ...............    None         None
Maximum Contingent Deferred Sales Charge (Load)
   (as a percentage of original purchase price,
   or the amount redeemed, whichever is less).........    None         None
Sales Charge (Load) Imposed on
   Reinvested Dividends...............................    None         None
Redemption Fee........................................    None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                     U.S. INDEX FUND         GLOBAL INDEX FUND
                                     ---------------         -----------------
                                   CLASS I   RETIREMENT    CLASS I   RETIREMENT
                                    SHARES  CLASS SHARES    SHARES  CLASS SHARES
                                    ------  ------------    ------  ------------

Management Fees..................    0.50%      0.50%       0.55%      0.55%
Distribution (12b-1) Fees........    None       0.50%       None       0.50%
Service Fees.....................    None       0.25%       None       0.25%
Other Expenses* .................    1.92%      1.92%       1.92%      1.92%
                                     ----       ----        ----       ----
Total Annual Fund
   Operating Expenses............    2.42%      3.17%       2.47%      3.22%
Fee Waivers and
   Expense Reimbursements**......    1.68%      1.68%       1.63%      1.63%
                                     ----       ----        ----       ----
Net Annual Fund
   Operating Expenses............    0.74%      1.49%       0.84%      1.59%
                                     ====       ====        ====       ====

* Other Expenses for Retirement Class shares of the U.S. Index Fund and Class I and Retirement Class shares of the Global Index Fund are based on estimated amounts for the current fiscal year.

** The Adviser has contractually agreed to waive fees and reimburse expenses in order to maintain Annual Fund Operating Expenses of the U.S. Index Fund at or below 0.74% until at least May 1, 2015 for Class I shares, and 1.49% until at least May 1, 2016 for Retirement Class shares. The Adviser has contractually agreed, until at least December 31, 2009, to waive fees and reimburse expenses in order to maintain Annual Fund Operating Expenses of Class I and Retirement Class shares of the Global Index Fund at or below 0.84% and 1.59%, respectively.

EXAMPLE

The Examples below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

U.S. Index Fund              1 Year      3 Years      5 Years      10 Years
                             -------     -------      -------      --------
  Class I Shares             $    76     $   237      $   411      $  1,396
  Retirement Class Shares        152         471          813         2,009

Global Index Fund            1 Year      3 Years
                             -------     -------
  Class I Shares             $    86     $   268
  Retirement Class Shares        162         502

OPERATION OF THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Trust's Board of Trustees ("Board of Trustees") supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

INVESTMENT ADVISER. The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia, to provide general investment supervisory services to each Fund and to manage the Funds' business affairs. The controlling shareholder of the Adviser is Leo F. Wells, III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. The U.S. Index Fund pays the Adviser a fee at the annual rate of .50% of the average value of its daily net assets. The Global Index Fund pays the Adviser a fee at the annual rate of .55% of the average value of its daily net assets.

A discussion of the factors considered by the Board of Trustees in approving each Fund's investment advisory agreement with the Adviser is available in the Funds' annual reports for the fiscal year ended December 31, 2006.

SUB-ADVISER. The Tuckerman Group, LLC ("Tuckerman"), Two Manhattanville Road, Suite 207, Purchase, New York 10577, has been retained by the Adviser to manage the Funds' investments in accordance with each Fund's investment objectives, policies and restrictions. Pursuant to the terms of the sub-advisory agreement on behalf of the U.S. Index Fund, the Adviser (not the U.S. Index Fund) pays Tuckerman a fee computed at the annual rate of .09% of the Fund's average daily net assets. Pursuant to the terms of the sub-advisory agreement on behalf of the Global Index Fund, the Adviser (not the Global Index Fund) pays Tuckerman a fee computed at the annual rate of .35% of the first $50 million of the Fund's average daily net assets, .30% of the next $50 million of such assets, and .25% of such assets in excess of $100 million (subject to a minimum annual fee of $150,000).

Tuckerman is an independently managed investment adviser focused on real estate investments and strategic advisory services. Part of State Street Global Alliance, LLC, a strategic venture partnership jointly owned by State Street Global Advisors and ABP (a Netherlands pension fund), Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Since its founding in 1998, Tuckerman has grown to over $6.5 billion in real estate assets under management as of September 30, 2007. Tuckerman's business includes direct, private real estate investments as well as management of public real estate securities portfolios.

A discussion of the factors considered by the Board of Trustees in approving the U.S. Index Fund's sub-advisory agreement with Tuckerman, including the Board's conclusions with respect thereto, will be available in the U.S. Index Fund's annual report for the year ended December 31, 2007. A discussion of the factors considered by the Board of Trustees in approving the Global Index Fund's sub-advisory agreement with Tuckerman, including the Board's conclusions with respect thereto, is available in the Global Index Fund's annual report for the period ended December 31, 2006.

Amos J. Rogers III and Murat Sensoy, CFA are each Fund's co-portfolio managers. Mr. Rogers is Managing Director of Tuckerman with 15 years of commercial real estate lending, investment and asset management experience. Prior to joining Tuckerman in 2003, Mr. Rogers was a Principal of ARC Realty Advisors, a boutique advisory and consulting firm focused on providing strategic and transactional solutions for individual and institutional real estate clients. Mr. Sensoy is an Analyst/Assistant Portfolio Manager for Tuckerman. Prior to joining Tuckerman in 2003, Mr. Sensoy worked as an international credit analyst for State Street Bank. Each Fund's Statement of Additional Information ("SAI") contains further details about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Prior to December 1, 2007, PADCO Advisors, Inc., d/b/a Rydex Investments ("Rydex"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, was retained by the Adviser to manage the U.S. Index Fund's investments. Pursuant to the terms of the sub-advisory agreement with Rydex, the Adviser paid Rydex for its services to the U. S. Index Fund a fee computed at the annual rate of .10% of the Fund's average daily net assets (subject to a minimum annual fee of $200,000). Tuckerman replaced Rydex as the sub-adviser of the U.S. Index Fund on November 30, 2007.

PRINCIPAL UNDERWRITER. Wells Investment Securities, Inc. (the "Underwriter") serves as the primary agent for the distribution of shares of each Fund. The Underwriter is an affiliate of the Adviser by reason of common ownership. Leo F. Wells, III, President and a Trustee of the Trust, is the controlling shareholder of the Underwriter.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of each Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in each Fund's SAI.

PERFORMANCE OF THE DOW JONES
WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX
--------------------------------------------------------------------------------
ALTHOUGH THE GLOBAL INDEX FUND'S INVESTMENT OBJECTIVE IS TO REPLICATE AS CLOSELY AS POSSIBLE, BEFORE FEES AND EXPENSES, THE TOTAL RETURN PERFORMANCE OF THE DJW GLOBAL INDEX, THE PERFORMANCE SHOWN BELOW FOR THE INDEX IS NOT THE PAST PERFORMANCE OF THE FUND OR ANY OTHER INVESTMENT. DJW Global Index performance does not include any fees and expenses associated with investing, including management fees and brokerage costs, and would be lower if it did. Past DJW Global Index performance is no guarantee of future results, either for the Index or for any mutual fund. You cannot invest directly in an index.

The table below shows average annual returns for the DJW Global Index over the periods indicated, as of December 31, 2006. These returns reflect reinvestment of dividends and other earnings.

Past performance is not indicative of future results and, as with any investment, there is always a potential for loss as well as profit. It should be noted that the long-term performance of the DJW Global Index coincides with a long bull stock market.

PERFORMANCE:
DOW JONES WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX

Performance  as  of  December  31,  2006.  For  more  recent  performance,   see
WWW.WELLSREF.COM.

                                   Annualized
                    -----------------------------------------
                    1 Year     3 Years    5 Years    10 Years
                    -----------------------------------------
                    43.48%      31.90%     27.31%      12.90%

The DJW Global Index was not designed, and was not calculated, prior to March 21, 2006. The information in the table above contains comparisons, assertions, and conclusions regarding the performance of the DJW Global Index based on "backtesting" (calculations of how the Index might have performed in the past if it had existed) by Dow Jones provided to the Global Index Fund. Backtested performance information is purely hypothetical and is provided solely for informational purposes. Back-tested performance does not represent actual performance, is not the result of actual trading and should not be interpreted as an indication of actual performance. Prior performance is net of taxes and includes reinvested dividends and interest. As stated above, DJW Global Index returns do not represent fund performance. DJW Global Index performance returns do not reflect management fees, transaction costs or expenses. Because the backtested performance information was prepared by Dow Jones and provided to the Global Index Fund, the Fund cannot verify, and does not warrant, the accuracy of the backtested performance information.

THE BACKTESTED PERFORMANCE RESULTS HAVE MANY INHERENT LIMITATIONS. AMONG OTHER THINGS, BACKTESTED PERFORMANCE DIFFERS FROM ACTUAL PERFORMANCE BECAUSE IT IS ACHIEVED THROUGH THE RETROACTIVE APPLICATION OF DATA THAT IS DESIGNED WITH THE BENEFIT OF HINDSIGHT. RULES USED TO CALCULATE "PRIOR PERFORMANCE" ARE NOT CHANGED. HOWEVER, DOW JONES DOES RESERVE THE RIGHT TO ALTER THE METHODOLOGIES OF THE DJW GLOBAL INDEX IN THE FUTURE. IN THE EVENT OF A CHANGE IN METHODOLOGY, IT IS NOT STANDARD PRACTICE TO RECALCULATE OR "RECAST" PAST PERFORMANCE AND THE CONDITIONS, OBJECTIVES AND INVESTMENT STRATEGIES OF THE DJW GLOBAL INDEX HAVE NOT CHANGED MATERIALLY DURING THE TIME PERIOD PORTRAYED ABOVE. NEITHER DOW JONES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION THAT THE DJW GLOBAL INDEX WILL OR IS LIKELY TO ACHIEVE PERFORMANCE SIMILAR TO THAT SHOWN USING BACKTESTED PERFORMANCE INFORMATION. ACTUAL PERFORMANCE OF THE DJW GLOBAL INDEX MAY BE MATERIALLY LOWER THAN THE BACKTESTED PERFORMANCE. THERE ARE FREQUENTLY SIGNIFICANT DIFFERENCES BETWEEN HYPOTHETICAL PERFORMANCE RESULTS AND THE ACTUAL RESULTS SUBSEQUENTLY ACHIEVED BY ANY PARTICULAR TRADING OR INVESTMENT STRATEGY. AMONG OTHER THINGS, BACKTESTED PERFORMANCE RESULTS DO NOT REFLECT THE IMPACT THAT MATERIAL ECONOMIC AND MARKET FACTORS MIGHT HAVE ON THE DECISIONS AN INVESTMENT ADVISER MANAGING AN INVESTMENT STRATEGY BASED ON THE DJW GLOBAL INDEX MIGHT MAKE IF THE ADVISER WERE ACTUALLY MANAGING CLIENT ASSETS.

BUYING FUND SHARES
--------------------------------------------------------------------------------
You may open an account with either Fund by investing at least the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Several different account options and minimum investment amounts options are detailed below.

MINIMUM INVESTMENT REQUIREMENTS
--------------------------------------------------------------------------------
                                                          INITIAL     ADDITIONAL
                                                          -------     ----------
      Regular Accounts                                     $2,500        None
      Tax-Deferred Retirement Plans                        $1,000        None

      AUTOMATIC INVESTMENT PLANS:

      Regular Accounts                                     $2,500        $100
      Tax-Deferred Retirement Plans                        $1,000        $100

ACCOUNT OPTIONS
--------------------------------------------------------------------------------

      Tax-Deferred Retirement Plans
      -----------------------------

      TRADITIONAL IRA

      Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

      SPOUSAL IRA

      An IRA in the name of a non-working spouse by a working spouse.

      ROTH IRA

      An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

      IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

      You may also open accounts for:

      o     Keogh Plans for self-employed individuals

      o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

      o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

      o Coverdell Education Savings Accounts for funding a child's eligible education expenses

      Automatic Investment Plans
      --------------------------

      You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account on either the 15th, the last business day of the month or both. The Funds pay the costs associated with these transfers, but reserve the right, upon thirty days written notice, to impose reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

      You may also purchase shares of the Funds through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Funds.

OPENING A NEW ACCOUNT. To open an account with us, please follow the steps outlined below.

1. Complete the enclosed Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, we will invest your purchase in the Wells Money Market Account.

2. Write a check for your initial investment to "Wells DJW U.S. REIT Index Fund" or " Wells DJW Global RESI Index Fund," as appropriate.

3. Mail your completed Account Application and your check to the following address:

                        WELLS FAMILY OF REAL ESTATE FUNDS
                         C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707

You may also establish an account through your broker-dealer. Since your broker-dealer may charge you fees for his or her services other than those described in this Prospectus, you should ask your broker-dealer about fees before investing.

ADDING TO YOUR ACCOUNT. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer (ask your broker-dealer about any fees for his or her services). Additional purchase requests must include your name and account number to ensure proper crediting to your account. Use the address above for additional purchases by mail, and call us c/o our transfer agent, Ultimus Fund Solutions (the "Transfer Agent"), at 1-800-282-1581 for wiring instructions.

OTHER INFORMATION. In connection with all purchases of Fund shares, we observe the following policies and procedures:

      o We price direct purchases based on the next share price (net asset value or "NAV") computed after your order is received in proper form. See "Buying Fund Shares" and "Redeeming Your Shares" for instructions regarding the "proper form" for purchase and redemption orders, respectively. Direct purchase orders received by the Transfer Agent by the close of the regular session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) are confirmed at that day's share price. Purchase orders received by your financial representative prior to the close of the NYSE on any business day and transmitted to the Transfer Agent on that day are confirmed at the share price determined as of the close of the regular session of trading on the NYSE on that day.

      o All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. We do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, or money orders. In addition, to protect the Funds from check fraud, we typically do not accept checks made payable to third parties.

      o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

      o We may refuse to accept any purchase request for any reason or no reason.

      o We mail you confirmations of all your purchases or redemptions of Fund shares.

      o     Certificates representing shares are not issued.

      o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

      o By sending your check to us, please be aware that you are authorizing us to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day we receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If we cannot post the transaction electronically, you authorize us to present an image copy of your check for payment.

      o There is no fee for purchases made by wire, but we may charge you for this service upon thirty days prior notice.

The Funds' Account Application contains provisions in favor of the Funds, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

CHOOSING A SHARE CLASS

Through this Prospectus, each Fund is offering two classes of shares: Class I shares and Retirement Class shares (each a "Class" and collectively the "Classes"). The two Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Before choosing a Class, you should consider the following factors, as well as any other relevant facts and circumstances:

Class I shares are not subject to any front-end sales loads or contingent deferred sales loads, nor are they subject to a 12b-1 fee. Class I shares are available only to clients of financial intermediaries that charge an asset management fee and only if clients of the financial intermediary have invested in the aggregate $2 million or more in investment products sponsored by the Adviser or its affiliates.

Retirement Class shares are not subject to any front-end sales loads or contingent deferred sales loads, but are subject to a .75% annual 12b-1 fee. Retirement Class shares may only be purchased by (i) clients of bank trust departments and (ii) 401(k) plans and other qualified retirement plans, including Section 101 and 457 plans and 403(b) plans sponsored by section 501(c)(3) organizations, as well as certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

Each Fund offers two other Classes of shares with different sales load and expenses. Please call 1-800-282-1581 to obtain a prospectus offering shares of these other Classes.

EXCHANGE PRIVILEGE

You may exchange shares of one Fund for shares of the same class of the other Fund or for shares held in a Wells Money Market omnibus account in the Money Market Portfolio (a series of Premier Money Market Shares).

You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt Fund performance. If you exceed that limit, the Funds or the Underwriter, in their sole discretion, may reject any further exchange orders.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Funds' account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined NAV after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange into the Wells Money Market Account, contact the Transfer Agent to obtain a copy of the prospectus for the Money Market Portfolio.

DISRUPTIVE TRADING AND MARKET TIMING

The Funds discourage frequent purchases and sales of shares of the Funds. As noted above, the Funds may refuse to accept a purchase order for any reason or no reason, and a Fund will refuse a purchase order if it determines, in its sole opinion, that your trading activity may disadvantage or potentially harm the rights or interests of other shareholders. Frequent purchases, redemptions or exchanges into and then out of a Fund in a short period of time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

      o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

      o     reducing  returns  to  long-term   shareholders   through  increased
            brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Funds may monitor trading activity by shareholders and take steps to prevent Disruptive Trading. In general, the Funds consider frequent roundtrip transactions in an account to constitute Disruptive Trading. A "roundtrip transaction" is one where a shareholder buys and then sells, or sells and then buys, shares of a Fund within 30 days.

While there is no specific limit on roundtrip transactions, a Fund may (i) refuse any purchase or exchange order; or (ii) restrict or terminate purchase or exchange privileges for a shareholder where we determine that the shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period. In determining the frequency of roundtrip transactions, the Funds do not include systematic withdrawals or exchanges and/or automatic purchases or exchanges, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Funds will calculate roundtrip transactions at the shareholder level. Despite the Funds' efforts to detect and prevent Disruptive Trading, it may be difficult to evaluate activity in certain omnibus accounts traded through financial intermediaries. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated and netted before they are submitted to the Funds. Under Rule 22c-2 of the Investment Company Act of 1940, the Funds have entered into agreements with financial intermediaries obligating them to provide, upon each Fund's request, information regarding their customers and their customers' transactions in shares of the Funds. However, there can be no guarantee that all Disruptive Trading will be detected or detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Funds.

Notwithstanding the foregoing, a Fund may take action to prevent additional purchases or exchanges by a shareholder if his or her trading activity (measured by roundtrip transactions or otherwise) is determined to be Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, the Funds may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory law related to market timing. While the market timing policies and procedures described above are intended to help detect and prevent Disruptive Trading, the Funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

The Funds do not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

ANTI-MONEY LAUNDERING COMPLIANCE

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Funds will ask for your name, address, date of birth, and other information that will allow the Funds to identify you. The Funds may also ask to see your driver's license or other identifying documents. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the price determined as of the close of the NYSE on the day the account is closed, and redemption proceeds may be worth more or less than the original investment. The Funds will not be responsible for any loss incurred due to the Funds' inability to verify your indentity.

If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds may also be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

REDEEMING YOUR SHARES
--------------------------------------------------------------------------------

You may redeem your shares by sending a written request to us c/o our Transfer Agent, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Funds' account records. Mail your written redemption request to:

                        WELLS FAMILY OF REAL ESTATE FUNDS
                         C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent at 1-800-282-1581 for more information.

You or your authorized representative may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at the phone number indicated above. Telephone redemptions may be requested if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account designated on your account application. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of significant economic or market changes, you may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

We redeem shares based on the next NAV computed after we receive a valid request for redemption.

You may also place a wire redemption request through your financial representative to redeem your shares. Your financial representative is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. Your financial representative may charge you additional or different fees for redeeming shares than those described in this Prospectus. Your bank or financial representative may also impose a charge for processing a redemption by wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address designated on your account.

--------------------------------------------------------
A SIGNATURE  GUARANTEE helps protect against fraud.  You
can obtain one from most  banks or  securities  dealers,
but not from a notary public.  For joint accounts,  each
signature  must be  guaranteed.  Please call us with any
questions to ensure that your  signature  guarantee will
be processed.
--------------------------------------------------------

If the shares to be redeemed over any 30-day period have a value of more than $50,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $2,500 (or $1,000 for a retirement account). If the account remains under $2,500 (or $1,000 for a retirement account) thirty days after we notify you, we may close your account and send you the proceeds.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal plan that allows you to withdraw a fixed amount from your account each month, quarter or year. Under the plan, we send the proceeds either to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. You or your authorized representative may establish or make changes to an automatic withdrawal plan by telephone. Please contact us for more information about the automatic withdrawal plan.

OTHER INFORMATION. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

      o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Funds by certified check or by wire transfer from your bank.

      o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request).

      o We may process any redemption request that exceeds $250,000 or 1% of a Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as a "redemption in kind"). See the Fund's SAI for further information.

DISTRIBUTION PLANS
--------------------------------------------------------------------------------
Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Retirement Class Plan") that allows the Retirement Class shares to pay for certain expenses related to the distribution of their shares, including payments to securities dealers and other persons (including the Underwriter and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's Retirement Class shares.

The annual limitation for payment of expenses pursuant to the Retirement Class Plan is .75% of the applicable Fund's average daily net assets allocable to Retirement Class shares. The payments permitted by the Retirement Class Plan fall into two categories. First, Retirement Class shares may directly incur or reimburse the Underwriter (in an amount not to exceed .50% per year of the applicable Fund's average daily net assets allocable to Retirement Class shares) for certain distribution related expenses as described above. The Retirement Class Plan also provides for the payment of an account maintenance fee of up to .25% per year of the applicable Fund's average daily net assets allocable to Retirement Class shares, which may be paid to dealers or other financial intermediaries based on the average value of the applicable Fund shares owned by clients of such dealers or other financial intermediaries. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event the Retirement Class Plan is terminated by a Fund in accordance with its terms, the terminating Fund will not be required to make any payments for expenses incurred after the date the Retirement Class Plan terminates. The Underwriter may make payments to dealers and other persons in addition to the ..25% account maintenance fee described above.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
Each Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares of the Funds (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.

Distributions are paid according to the following options:

      --------------------------------------------------------------------------
      SHARE OPTION --   income  distributions  and capital  gains  distributions
                        reinvested in additional shares without a sales load.

      INCOME OPTION --  income   distributions   paid  in  cash;  capital  gains
                        distributions reinvested in additional shares without a sales load.

      CASH OPTION --    income  distributions  and capital  gains  distributions
                        paid in cash.
      --------------------------------------------------------------------------

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
--------------------------------------------------------------------------------
Each Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, a Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxable as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions from the Funds are not eligible for the dividends received deduction available to corporations. A portion of each Fund's distributions may be classified as a return of capital, which portion is generally not taxable to you.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Funds will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension of time to issue Forms 1099-DIV ("1099s") for the Funds. If this request is approved, we expect to mail 1099s to Fund shareholders in non-retirement plan accounts prior to March 1 of each year.

You should consult your tax advisor about the tax consequences of distributions from the Funds, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

CALCULATION OF SHARE PRICE
--------------------------------------------------------------------------------

On each day that the Funds are open for business, the share price (NAV) of each Class of shares of the Funds is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the NYSE is open for business and are closed on days the NYSE is closed for trading. Securities held by the Global Index Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the NYSE is not open for business. As a result, the NAV per share of the Global Index Fund may be significantly affected by trading on days when the Fund is not open for business. The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Funds' portfolio securities are generally valued as follows: (1) securities which are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. A security's "fair value" price may differ from the price next available for the security using the Funds' normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. The NAV per share of a Fund will fluctuate with the value of the securities it holds.

Because the value of foreign securities may be materially affected by events occurring before the Funds' pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Global Index Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the operations of its Class I shares. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Class I shares of the Funds (assuming reinvestment of all dividends and distributions). Except for the information pertaining to the period ended June 30, 2007, this information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request. Information is not provided for Retirement Class shares of either Fund because the public offering of those shares had not yet commenced as of June 30, 2007.

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND (CLASS I)

                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS        YEAR        YEAR        YEAR       PERIOD
                                                       ENDED          ENDED       ENDED       ENDED       ENDED
                                                   JUNE 30, 2007     DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                    (UNAUDITED)        2006        2005        2004      2003(a)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............   $ 13.77        $ 11.65     $ 11.97     $ 10.31     $  9.39
                                                      -------        -------     -------     -------     -------

Income (losses) from investment operations:
   Net investment income ..........................      0.23           0.25        0.30        0.29        0.13
   Net realized and unrealized gains (losses)
     on investments ...............................     (1.05)          3.69        0.93        2.77        1.25
                                                      -------        -------     -------     -------     -------
Total from investment operations ..................     (0.82)          3.94        1.23        3.06        1.38
                                                      -------        -------     -------     -------     -------

Less distributions:
   Dividends from net investment income ...........     (0.23)         (0.25)      (0.30)      (0.29)      (0.13)
   Distributions from net realized gains ..........        --          (1.39)      (1.04)      (0.99)      (0.28)
   Return of capital ..............................        --          (0.18)      (0.21)      (0.12)      (0.05)
                                                      -------        -------     -------     -------     -------
Total distributions ...............................     (0.23)         (1.82)      (1.55)      (1.40)      (0.46)
                                                      -------        -------     -------     -------     -------

Net asset value at end of period ..................   $ 12.72        $ 13.77     $ 11.65     $ 11.97     $ 10.31
                                                      =======        =======     =======     =======     =======

Total return ......................................     (6.02%)(c)     34.32%      10.51%      30.44%      14.78%(c)
                                                      -------        -------     -------     -------     -------

Net assets at end of period (000's) ...............   $   837        $   988     $   683     $   598     $    69
                                                      -------        -------     -------     -------     -------

Ratio of net expenses to average net assets(b) ....      0.74%(d)       0.74%       0.74%       0.74%       0.74%(d)

Ratio of net investment income to average
   net assets .....................................      1.23%(d)       1.85%       2.42%       3.11%       3.44%(d)

Portfolio turnover rate ...........................        11%(c)         20%         18%         26%         13%(d)

(a) Represents the period from the initial public offering of Class I shares (August 25, 2003) through December 31, 2003.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.47%(d), 2.42%, 3.92%, 9.41% and 27.09%(d) for the periods ended June 30, 2007, December 31, 2006, 2005, 2004 and 2003, respectively.

(c)   Not annualized.

(d)   Annualized.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND (CLASS I)

                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                                   PERIOD
                                                                    ENDED
                                                               JUNE 30, 2007 (a)
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------
Net asset value at beginning of period .....................     $   10.00
                                                                 ---------

Income(loss) from investment operations:
   Net investment income ...................................          0.07
   Net realized and unrealized losses on investments .......         (0.22)
                                                                 ---------
Total from investment operations ...........................         (0.15)
                                                                 ---------

Less distributions:
   Dividends from net investment income ....................         (0.07)
                                                                 ---------

Net asset value at end of period ...........................     $    9.78
                                                                 =========

Total return ...............................................          0.26%(c)
                                                                 =========

Net assets at end of period(000's) .........................     $   1,890
                                                                 =========

Ratio of net expenses to average net assets(b) .............          0.84%(d)

Ratio of net investment income to average net assets .......          3.07%(d)

Portfolio turnover rate ....................................             2%(c)

(a) Represents the period from the commencement of operations (January 10, 2007) through June 30, 2007.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 6.44%(e) for the period ended June 30, 2007.

(c)   Not annualized.

(d)   Annualized.

================================================================================
                             CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

      o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

      o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

      o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties. This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Wells Family of Real Estate Funds (the "Trust"), Wells Asset Management, Inc., the Trust's investment adviser, and Wells Investment Securities, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-282-1581   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

                   [This page is not part of the Prospectus.]

WELLS FAMILY OF
REAL ESTATE FUNDS

6200 The Corners Parkway
Norcross, Georgia 30092

BOARD OF TRUSTEES

Leo F.  Wells III
Michael R. Buchanan
Richard W. Carpenter
Bud Carter
William H. Keogler, Jr.
Donald S. Moss
Neil H. Strickland
W.  Wayne Woody

INVESTMENT ADVISER

Wells Asset Management, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092

SUB-ADVISER

The Tuckerman Group, LLC
Two Manhattanville Road
Suite 207
Purchase, New York 10577

UNDERWRITER

Wells Investment Securities, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092
Wells Sales Associate:
(Toll-Free) 800-448-1010

TRANSFER AGENT

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE

Nationwide: (Toll-Free) 800-282-1581

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

CUSTODIAN

US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

EXECUTIVE OFFICERS

Leo F. Wells III, President
Douglas P. Williams, Vice President
Jill W. Maggiore, Vice President and
  Chief Compliance Officer
Randall D. Fretz, Vice President
Robert G. Dorsey, Vice President
John F. Splain, Secretary
Mark J. Seger, Treasurer

--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about each Fund is included in each Fund's SAI, which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-282-1581. A copy of your requested document(s) will be sent to you within three business days after we receive your request. The Funds also make available the SAI and annual and semiannual reports, free of charge, on the Funds' website at www. wellsref.com.

Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-551-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-08355

                                                               WELLS
                                                         REAL ESTATE FUNDS
                                                               [LOGO]

--------------------------------------------------------------------------------

                        WELLS FAMILY OF REAL ESTATE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 2007

                  WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND

      This Statement of Additional Information supplements the Prospectuses, dated as of December 1, 2007, relating to Class A shares, Class B shares, Class C shares, Class I shares and Retirement Class shares (each a "Class" and collectively the "Classes") of the Wells Dow Jones Wilshire U.S. REIT Index Fund (the "Fund"). Prior to December 1, 2007, the name of the Fund was the Wells S&P REIT Index Fund. The Fund is a series of Wells Family of Real Estate Funds (the "Trust"), a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectuses, should be read only in conjunction with the current Prospectuses for the Fund.

      Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectuses of the Fund. Copies of the Fund's Prospectuses may be obtained by writing the Fund at 6200 The Corners Parkway, Norcross, Georgia 30092, or by calling the Fund toll-free at 800-282-1581, or on the Fund's website:
WWW.WELLSREF.COM. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                       STATEMENT OF ADDITIONAL INFORMATION

                        Wells Family of Real Estate Funds
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                                TABLE OF CONTENTS
                                -----------------

THE TRUST......................................................................3

INVESTMENT POLICIES AND RISK CONSIDERATIONS....................................4

INVESTMENT LIMITATIONS.........................................................6

TRUSTEES AND OFFICERS..........................................................8

THE INVESTMENT ADVISER........................................................13

THE SUB-ADVISER...............................................................14

THE UNDERWRITER...............................................................17

DISTRIBUTION PLANS............................................................17

SECURITIES TRANSACTIONS.......................................................19

PORTFOLIO HOLDINGS DISCLOSURE POLICY..........................................21

PORTFOLIO TURNOVER............................................................22

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................22

PURCHASES AND REDEMPTIONS OF SHARES...........................................23

TAXES.........................................................................24

HISTORICAL PERFORMANCE INFORMATION............................................27

PRINCIPAL SECURITY HOLDERS....................................................31

CUSTODIAN.....................................................................31

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................31

LEGAL COUNSEL.................................................................31

TRANSFER AGENT................................................................31

INFORMATION REGARDING DOW JONES AND WILSHIRE..................................32

FINANCIAL STATEMENTS..........................................................33

APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES.............................34

THE TRUST
---------

      Wells Family of Real Estate Funds (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on June 6, 1997. The Trust currently offers two series of shares to investors, the Wells Dow Jones Wilshire Global RESI Index Fund and the Wells Dow Jones Wilshire U.S. REIT Index Fund. This Statement of Additional Information relates only to the Wells Dow Jones Wilshire U.S. REIT Index Fund (the "Fund"). For information on the Wells Dow Jones Wilshire Global RESI Index Fund, please call 800-282-1581.

      Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trust's Board of Trustees ("Board of Trustees" or "Trustees") shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), in order to facilitate communications among shareholders.

      On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into greater or lesser number or shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

      The Fund offers four Classes of shares -- Class A shares, Class C shares, Class I shares and Retirement Class shares. In addition, the Fund has a fifth class of shares -- Class B shares -- which is no longer offered for new investment. Each Class of shares represents an interest in the same assets of the Fund, has the same rights is are identical in all material respects except that (1) the Classes bear differing levels of sales loads and expenses; (2) Class B shares automatically convert to Class A shares after approximately 8 years, resulting in lower annual expenses; (3)

Class I shares are available for purchase only by clients of certain financial intermediaries (see the current Class I Prospectus for a detailed description of eligibility requirements); (4) Retirement Class shares are available for purchase only by (i) clients of bank trust departments and (ii) 401(k) plans and other qualified retirement plans, including Section 101 and 457 plans and 403(b) plans sponsored by section 501(c)(3) organizations, as well as certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; (5) certain Class specific expenses will be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (6) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date in its sole discretion.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

      A more detailed discussion of some of the terms used and investment policies described in the Prospectuses appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

      REPURCHASE AGREEMENTS. The Fund may acquire U.S. government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

      The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Fund's sub-adviser, The Tuckerman Group, LLC (the "Sub-Adviser"), will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian, U.S. Bank, N.A. (the "Custodian"), either directly or through a securities depository.

      DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. government securities, as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"), and shares of money market investment companies. BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund. The Fund may invest in SHARES OF MONEY MARKET INVESTMENT COMPANIES to the extent permitted by the 1940 Act. Investments by the Fund in shares of other investment companies may result in duplication of advisory and administrative fees and other expenses.

      U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. government such as obligations of the Government National Mortgage Association, as well as securities issued or guaranteed as to interest and principal by U.S. government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Federal Farm Credit Banks, the Federal Home Loans Banks, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government-sponsored entities are supported by the full faith and credit of the U.S. government, several are supported by the right of the issuer to borrow from the U.S. government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. government does not extend to the yield or value of the U.S. government securities held by the Fund or to the Fund's shares.

      BORROWING AND PLEDGING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while borrowings are outstanding. The Fund may pledge assets in connection with borrowing but will not pledge more than one-third of its total assets.

      TEMPORARY DEFENSIVE POSITIONS. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

INVESTMENT LIMITATIONS
----------------------

      The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations only, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Fund.

      Under these fundamental limitations, the Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance for transactions);

(4) Make short sales of securities or maintain a short position, except short sales "against the box";

(5) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6) Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States government, its agencies or instrumentalities), except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(10) Invest in interests in real estate or real estate limited partnerships (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11) Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale and (b) repurchase agreements not terminable within seven days; or

(12) Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. government, it agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (investment limitation (1), above) and illiquid securities (investment limitation (11), above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

      Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                   Number of
                                                                                                                  Portfolios
                                                                                                                    in Fund
                                    Length of      Position(s)         Principal Occupation(s) During               Complex
Name, Address and Age             Time Served      Held with Trust            Past 5 Years and                     Overseen
                                                                      Directorships of Public Companies           by Trustee
----------------------------------------------------------------------------------------------------------------------------
*Leo F. Wells (age 63)                Since        President/Trustee  President, Treasurer and Director of            2
6200 The Corners Parkway           January 1998                       Wells Asset Management, Inc. (the Fund's
Norcross, Georgia 30092                                               investment adviser), Wells Capital, Inc.
                                                                      (real estate company), Wells &
                                                                      Associates, Inc. (real estate brokerage
                                                                      company), Wells Management Company, Inc.
                                                                      (property management company), Wells
                                                                      Advisors, Inc. (non-bank custodian for
                                                                      IRAs), Wells Development Corporation
                                                                      (acquisition and development of real
                                                                      estate) and Wells Real Estate Funds,
                                                                      Inc. (holding company for the Wells
                                                                      group of companies); Director of Wells
                                                                      Investment Management Company, LLC;
                                                                      President and Director of Wells
                                                                      Timberland Trs, Inc., Wells Real Estate
                                                                      Investment Trust II, Inc. and
                                                                      Institutional REIT, Inc.; President of
                                                                      Wells Real Estate Investment Trust III,
                                                                      Inc., Wells Timberland REIT, Inc. and
                                                                      Wells Advisory Services I, LLC; until
                                                                      April 2007, President and Director of
                                                                      Wells Real Estate Investment Trust, Inc.
Independent Trustees:

Michael R. Buchanan (age 60)          Since             Trustee       Retired Managing Director of Bank of            2
1630 Misty Oaks Drive             September 2002                      America; Director of Piedmont Office
Atlanta, Georgia 30350                                                Realty Trust; Director of D.R. Horton,
                                                                      Inc. (homebuilder)

Richard W. Carpenter (age 70)         Since             Trustee       Managing Partner of Carpenter Properties        2
3080 Pedenville Road               January 1998                       LP (real estate company); former
Concord, Georgia 30206                                                President of Commonwealth Oil Refining
                                                                      Co., Inc. and Realmark Holdings Corp.
                                                                      (real estate company); Director of Wells
                                                                      Real Estate Investment Trust II, Inc.;
                                                                      Director of MidCountry Financial Corp.

Bud Carter (age 69)                   Since             Trustee       Senior Atlanta Chairman for Vintage             2
100 Mount Shasta Lane                May 1998                         International (international
Alpharetta, Georgia 30022                                             organization for CEOs); Director of
                                                                      Wells Real Estate Investment Trust II,
                                                                      Inc.

William H. Keogler, Jr. (age 62)      Since             Trustee       Retired President and Chief Executive           2
6631 N.W. 61st Avenue               April 2001                        Officer of Keogler, Morgan & Company,
Parkland, Florida 33067                                               Inc. (brokerage firm) and Keogler
                                                                      Investment Advisory, Inc. (registered
                                                                      investment adviser); Director of
                                                                      Piedmont Office Realty Trust

Donald S. Moss (age 71)               Since             Trustee       Retired former Senior Vice President of         2
9165 Etching Overlook                May 1998                         Avon Products, Inc.; Director of
Duluth, Georgia 30097                                                 Piedmont Office Realty Trust and Wells
                                                                      Timberland REIT, Inc.

Neil H. Strickland (age 71)           Since             Trustee       Senior Operation Executive of Strickland        2
4800 River Green Parkway            April 2001                        General Agency, Inc. (insurance agency);
Duluth, Georgia 30096                                                 Director of Wells Real Estate Investment
                                                                      Trust II, Inc.

W. Wayne Woody (age 66)               Since             Trustee       Retired Senior Partner with KPMG LLP            2
2277 Peachtree Road, NE            October 2003                       (public accounting firm);  Director of
Atlanta, Georgia 30309                                                Piedmont Office Realty Trust; Director
                                                                      of American HomePatient Inc. (home
                                                                      health care provider)

Executive Officers:

Jill W. Maggiore (age 49)             Since         Vice President    Vice President and Chief Compliance
6200 The Corners Parkway            March 1999         and Chief      Officer of Wells Asset Management, Inc.
Norcross, Georgia 30092                               Compliance      and Vice President of Wells Investment
                                                        Officer       Securities, Inc. (the Fund's principal
                                                                      underwriter)

Douglas P. Williams (age 57)          Since         Vice President    Vice President and Secretary of Wells
6200 The Corners Parkway          February 2005      and Assistant    Asset Management, Inc. and Vice
Norcross, Georgia 30092                                Treasurer      President, Treasurer and Director of
                                                                      Wells Investment Securities, Inc.;
                                                                      Senior Vice President and Assistant
                                                                      Secretary of Wells Capital, Inc. Vice
                                                                      President of Wells Advisors, Inc., Wells
                                                                      Advisory Services I, LLC and Wells Real
                                                                      Estate Funds, Inc.; Senior Vice
                                                                      President, Secretary, Treasurer and
                                                                      Director of Wells Investment Management
                                                                      Company, LLC; Executive Vice President,
                                                                      Secretary and Treasurer of Wells
                                                                      Timberland REIT, Inc. and Wells
                                                                      Timberland Trs, Inc.; Executive Vice
                                                                      President, Secretary, Treasurer and
                                                                      Director of Wells Real Estate Investment
                                                                      Trust II, Inc., Wells Real Estate
                                                                      Investment Trust III, Inc. and
                                                                      Institutional REIT, Inc.; until April
                                                                      2007, Executive Vice President,
                                                                      Secretary, Treasurer and Director of
                                                                      Wells Real Estate Investment Trust, Inc.

Randall D. Fretz (age 55)             Since         Vice President    Vice President of Wells Real Estate
6200 The Corners Parkway          February 2007                       Funds, Inc. and Wells Advisory Services
Norcross, Georgia 30092                                               I, LLC; Senior Vice President of Wells
                                                                      Capital, Inc.; Director of Wells
                                                                      Investment Securities, Inc. and Wells
                                                                      Investment Management Company, LLC;
                                                                      Senior Vice President of Wells Real
                                                                      Estate Investment Trust II, Inc., Wells
                                                                      Timberland REIT, Inc. and Institutional
                                                                      REIT, Inc.; until April 2007, Senior
                                                                      Vice President of Wells Real Estate
                                                                      Investment Trust, Inc.

Robert G. Dorsey (age 50)             Since         Vice President    Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450     September 2000                      Solutions, LLC (mutual fund services
Cincinnati, Ohio 45246                                                company) and Ultimus Fund Distributors,
                                                                      LLC (registered broker-dealer)

John F. Splain (age 51)               Since            Secretary      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450     September 2000                      Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                Distributors, LLC

Mark J. Seger (age 45)                Since            Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450     September 2000                      Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                Distributors, LLC

Craig J. Hunt (age 38)            Since June 2002    Assistant Vice    Vice President/Director of Transfer
225 Pictoria Drive, Suite 450                       President / AML   Agent and Shareholder Services of
Cincinnati, Ohio 45246                                Compliance      Ultimus Fund Solutions, LLC
                                                        Officer

* Leo F. Wells III, as an affiliated person of the Trust's investment adviser and principal underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

      BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members of each Committee are William H. Keogler, Jr., Donald S. Moss, Neil H. Strickland and W. Wayne Woody.

o Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee also reviews annually the nature and cost of the professional services rendered by the Trust's independent auditor. The Audit Committee held five meetings during the fiscal year ended December 31, 2006.

o Compliance Committee, which oversees matters pertaining to the Fund's compliance with federal securities laws and serves as a liaison between the Board of Trustees and the Chief Compliance Officer. The Compliance Committee held four meetings during the fiscal year ended December 31, 2006.

      The Board of Trustees has no nominating or compensation committee or any committee performing similar functions. The Board of Trustees does not consider a nominating committee necessary because this function has been reserved to those Trustees who are not "interested persons" as defined by the 1940 Act (the "Independent Trustees"). A candidate for the Board of Trustees must meet the eligibility requirements set forth in the Trust's bylaws and in any Board or committee resolutions. The Trustees consider qualifications and characteristics that they from time to time deem appropriate when they select individuals to be nominated for election to the Board of Trustees. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial experience, age, diversity, reputation, civic and community relationships, and knowledge and experience. In addition, prior to nominating an existing Trustee for re-election to the Board of Trustees, the Trustees will consider and review an existing Trustee's Board and committee attendance and performance and length of Board service. The Board of Trustees will not consider nominees recommended by shareholders.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2006.

                             Dollar Range of              Aggregate Dollar
                            Fund Shares Owned       Range of Shares of All Funds
Name of Trustee                 by Trustee              Overseen by Trustee
--------------------------------------------------------------------------------
Leo F. Wells III              Over $100,000                Over $100,000
Michael R. Buchanan                None                         None
Richard W. Carpenter            $1--$10,000                   $1--$10,000
Bud Carter                   $10,001--$50,000              $10,001--$50,000
William H. Keogler, Jr.         $1--$10,000                   $1--$10,000
Donald S. Moss                Over $100,000                Over $100,000
Neil H. Strickland              $1--$10,000                   $1--$10,000
W. Wayne Woody                  $1--$10,000                   $1--$10,000

      TRUSTEES' OWNERSHIP OF SECURITIES OF ENTITIES CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER. The following table shows each Independent Trustee's direct and/or beneficial ownership of securities in entities controlling, controlled by, or under common control with the Adviser. Wells Real Estate Investment Trust, Inc. ("Wells REIT") and Wells Real Estate
Investment Trust II, Inc. ("Wells REIT II") are affiliated real estate investment trusts which are controlled by Leo F. Wells III and affiliated entities. Wells Real Estate Fund I ("Wells LP I") through Wells Real Estate Fund XIV ("Wells LP XIV") are limited partnerships for which entities controlled by Leo F. Wells III act as General Partner. Information is provided as of December 31, 2006.

Name of                   Name of                                                      Value of      Percent of
Trustee                   Owners                  Company        Title of Class        Securities     Class
---------------------------------------------------------------------------------------------------------------
Michael R. Buchanan              --                   --               --                 --             --

Richard W. Carpenter      Southern States         Wells REIT II  Common Stock          $  9,050      0.0004%
                          Equities Inc. PSP
                          FBO Richard Carpenter

Bud Carter                Bud Carter              Wells REIT     Common Stock          $ 70,714      0.0016%
                          SEP-IRA

                          Bud Carter DBP          Wells REIT     Common Stock          $ 39,613      0.0009%

                          Bud Carter DBP          Wells REIT II  Common Stock          $ 76,000      0.0030%

                          Bud Carter &            Wells REIT     Common Stock          $ 35,459      0.0008%
                          Kay Copilevitz

                          Bud Carter &            Wells LP XII   Limited Partnership
                          Kay Copilevitz                         Interests             $  8,555      0.0377%

Williams H. Keogler, Jr.         --                   --               --                 --             --

Donald S. Moss            Donald S.               Wells REIT     Common Stock          $738,766      0.0167%
                          Moss IRA

                          Donald S.               Wells REIT II  Common Stock          $ 52,073      0.0020%
                          Moss IRA

                          Donald S.               Wells LP XIII  Limited Partnership   $148,933      0.5479%
                          Moss IRA                               Interests

Neil H. Strickland        Neil H.                 Wells REIT     Common Stock          $ 10,890      0.0002%
                          Strickland IRA

                          Neil H.                 Wells LP III   Limited Partnership   $  7,429      0.1814%
                          Strickland IRA                         Interests

                          Neil H.                 Wells LP IV    Limited Partnership   $ 16,164      0.3973%
                          Strickland IRA                         Interests

                          Neil H.                 Wells LP V     Limited Partnership   $  5,795      0.0861%
                          Strickland IRA                         Interests

W. Wayne Woody            W. Wayne Woody          Wells REIT II  Common Stock          $  9,050      0.0004%
                          & Rebecca Woody

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust an annual retainer of $6,000, payable quarterly, plus a fee of $2,500 for attendance at each meeting of the Board of Trustees and a fee of $1,500 for attendance at each Committee meeting (except that the Chairman of a Committee receives $2,000 for attendance at Committee meetings), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2006 to each of the Trustees:

                                                                                               Total Compensation
                                 Aggregate          Pension or       Estimated Annual     From the Trust and From Wells
                                Compensation        Retirement         Benefits Upon      REIT, Wells REIT II and Wells
Trustee                        From the Fund     Benefits Accrued       Retirement            Timberland REIT, Inc.
----------------------------- ----------------- ------------------- -------------------- --------------------------------
Michael R. Buchanan              $ 16,000              None                None                     $ 89,500
Richard W. Carpenter               16,000              None                None                      144,500
Bud Carter                         13,500              None                None                      121,750
William H. Keogler, Jr.            29,500              None                None                      108,500
Donald S. Moss                     29,500              None                None                      200,250
Walter W. Sessoms*                 11,000              None                None                       50,500
Neil H. Strickland                 29,500              None                None                      146,750
W. Wayne Woody                     33,000              None                None                      186,000
Leo F. Wells III**                   None              None                None                         None

      *     Former Trustee
      **    "Interested person" of the Trust as defined by the 1940 Act

THE INVESTMENT ADVISER
----------------------

      Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia 30092, is the Fund's investment manager. Leo F. Wells III, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Wells is also the controlling shareholder of the Underwriter and a Trustee of the Trust.

      Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs. The Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.5% of its average daily net assets. During the fiscal year ended December 31, 2006, the Fund accrued advisory fees of $1,915,148; however, in order to reduce the operating expenses of the Fund, the Adviser waived $311,311 of such fees. During the fiscal year ended December 31, 2005, the Fund accrued advisory fees of $1,658,000; however, in order to reduce the operating expenses of the Fund, the Adviser waived $456,628 of such fees. During the fiscal year ended December 31, 2004, the Fund accrued advisory fees of $1,357,958; however, in order to reduce the operating expenses of the Fund, the Adviser waived $546,111 of such fees.

      The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

      By its terms, the Advisory Agreement will remain in force until January 12, 2008 and from year to year thereafter, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting shares, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISER
---------------

      The Tuckerman Group LLC (the "Sub-Adviser") manages the Fund's investments pursuant to a Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust. The Sub-Adviser is a registered investment adviser located at Two Manhattanville Road, Suite 207, Purchase, New York 10577. The Sub-Adviser is a member of State Street Global Alliance, LLC, a jointly owned subsidiary of State Street Global Advisors, the investment management arm of State Street Corporation, and the Dutch pension fund Stichting Pensioenfonds ABP (ABP), the world's second largest pension fund. The Sub-Adviser has assets under management of more than $6 billion in real estate and real estate securities as of September 30, 2007.

      Under the terms of the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser a monthly fee computed at an annual rate of .09% of the value of the Fund's average daily net assets.

      By its terms, the Sub-Advisory Agreement will remain in force until November 30, 2009 and from year to year thereafter, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting shares, or by Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

      Prior to December 1, 2007, PADCO Advisors, Inc., d/b/a Rydex Investments ("Rydex"), served as the sub-adviser to the Fund. Rydex is a registered investment adviser located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Adviser (not the Fund) paid Rydex a monthly fee computed at an annual rate of .10% of the value of the Fund's average daily net assets (subject to a minimum annual fee of $200,000). With respect to the fiscal years ended December 31, 2006, 2005 and 2004, the Adviser paid sub-advisory fees to Rydex of $459,831, $547,407 and $458,914, respectively.

PORTFOLIO MANAGERS
------------------

      The Fund's portfolio managers are Amos J. Rogers, III and Murat Sensoy. In this role they are responsible for the day-to-day investment management of the Fund. Since 2003, Mr. Rogers has been a Managing Director and Portfolio Manager and Mr. Sensoy has been an Analyst and Assistant Portfolio Manager with the Sub-Adviser.

OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2006)

      The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated by the following table.

------------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of        Total Assets of
                                                                          Total Assets    Accounts Managed    Accounts Managed
                                                      Total Number of       of Other     with Advisory Fee   with Advisory Fee
     Name of                                          Other Accounts        Accounts          Based on            Based on
Portfolio Manager          Type of Accounts               Managed           Managed         Performance         Performance
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Amos J. Rogers III   Registered Investment Companies:        2           $  1.5 billion          0               $      0
                     Other Pooled Investment Vehicles:       6           $  1.9 billion          0               $      0
                     Other Accounts:                        49           $  1.6 billion          0               $      0
------------------------------------------------------------------------------------------------------------------------------
Murat Sensoy         Registered Investment Companies:        2           $  1.5 billion          0               $      0
                     Other Pooled Investment Vehicles:       6           $  1.9 billion          0               $      0
                     Other Accounts:                        49           $  1.6 billion          0               $      0
------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

      The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. A potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

COMPENSATION

      The Sub-Adviser's reward program is intended to enable the firm to effectively attract and retain talented people. The Sub-Adviser's compensation philosophy recognizes that:

- The Sub-Adviser's success is market-driven. The firm's total reward package (salary, incentives, equity, benefits, and perquisites) targets market practices and is driven by both company and individual performance.

- The Sub-Adviser's reward program seeks to recognize and preserve the firm's unique culture and team orientation.

-     The Sub-Adviser recognizes and rewards outstanding performance.

- The Sub-Adviser promotes executive employee ownership to connect employees directly to the company's success.

- The Sub-Adviser uses reward to reinforce mission, vision, and business strategy. All employees are eligible to share in the success of the Sub-Adviser.

Finally, the Sub-Adviser's employee compensation package consists of the following:

o     Base salary

o     Performance bonus (incentive pool)

o     Equity   ownership   (offered  to  certain   eligible  senior   investment
      professionals)

      The specific compensation of the Sub-Adviser's investment professionals, including Mr. Rogers and Mr. Sensoy, is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA Funds Management, Inc. ("SSgA"), an entity affiliated with the Sub-Adviser, seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and the Sub-Adviser. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

OWNERSHIP OF FUND SHARES

      The portfolio managers did not own any shares of the Fund as of December 31, 2006.

THE UNDERWRITER
---------------

      Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Norcross, Georgia 30092, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

      During the fiscal years ended December 31, 2006, 2005 and 2004, the aggregate commissions collected on sales of the Fund's Class A shares were $931,641, $974,695 and $1,443,606, respectively, of which the Underwriter paid $804,309, $840,484 and $1,247,583, respectively, to unaffiliated broker-dealers in the selling network and retained $127,332, $134,211 and $196,023, respectively, from underwriting and broker commissions. During the fiscal years ended December 31, 2006, 2005 and 2004, the Underwriter collected $131,095, $151,261 and $120,405, respectively, in contingent deferred sales charges on redemptions of Class B shares, and collected $8,245, $15,863 and $35,426, respectively, in contingent deferred sales charges on redemptions of Class C shares.

      The Fund may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

      By its terms, the Trust's Underwriting Agreement will remain in force until January 12, 2008 and from year to year thereafter, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting shares, or by the Underwriter. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

      Leo F. Wells III is an affiliated person of both the Trust and the Underwriter.

DISTRIBUTION PLANS
------------------

      CLASS A SHARES - As stated in the Prospectus for Class A shares, the Fund has adopted a plan of distribution with respect to the Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution and promotion of its Class A shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. During the fiscal year ended December 31, 2006, Class A shares paid $594,969 in distribution expenses, which was spent on compensation to broker-dealers.

      CLASS B SHARES AND CLASS C SHARES - As stated in the Prospectus for Class B shares and the Prospectus for Class C shares, the Fund has also adopted plans of distribution with respect to the Class B and Class C shares of the Fund (the "Class B Plan" and the "Class C Plan," respectively). The Class B Plan and the Class C Plan each provide for two categories of payments. First, the Plans provide for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class B and Class C shares, which may be paid to other brokers based on the average value of the Fund's Class B and Class C shares owned by clients of such brokers. In addition, the Fund may pay up to an additional .75% per annum of its daily net assets allocable to Class B and Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to ..75% per annum of the average value of Class B and Class C shares owned by their clients, in addition to the .25% account maintenance fee described above. During the fiscal year ended December 31, 2006, Class B shares and Class C shares paid $625,904 and $816,416, respectively, in distribution expenses, which was spent on compensation to broker-dealers.

      CLASS I SHARES - The Fund has not adopted a plan of distribution with respect to Class I shares.

      RETIREMENT CLASS SHARES - As stated in the Prospectus for Retirement Class shares, the Fund has also adopted a plan of distribution with respect to the Retirement Class shares of the Fund (the "Retirement Class Plan"). The Retirement Class Plan provides for two categories of payments. First, the Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Retirement Class shares, which may be paid to other brokers based on the average value of the Fund's Retirement Class shares owned by clients of such brokers. In addition, the Fund may pay up to an additional .50% per annum of its daily net assets allocable to Retirement Class shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .50% per annum of the average value of Retirement Class shares owned by their clients, in addition to the .25% account maintenance fee described above.

      GENERAL INFORMATION. The continuance of the Class A Plan, Class B Plan, Class C Plan and Retirement Class Plan (each a "Plan" and collectively the "Plans") must be specifically approved at least annually by a vote of the Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of the Fund. In the event a Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent under the Plans without shareholder approval. All material amendments to the Plans must be approved by a vote of the Board of Trustees and by a vote of the Independent Trustees.

      In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plans should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Fund pursuant to the Plans and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of the Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

      By reason of his controlling interest in the Adviser and the Underwriter, Leo F. Wells III may be deemed to have a financial interest in the operation of the Plans.

SECURITIES TRANSACTIONS
-----------------------

      Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Sub-Adviser and are subject to review by the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2006, 2005 and 2004, the Fund paid brokerage commissions of $82,460, $64,804 and $104,287, respectively.

      The Sub-Advisory Agreement authorizes the Sub-Adviser to select brokers to buy and sell securities for the Fund and who also provide brokerage and research services to the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

      Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Sub-Adviser in servicing all of its accounts and not all such services may be used by the Sub-Adviser in connection with the Fund.

      The Sub-Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Sub-Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of The Sub-Adviser in that security on a given day, with all transaction costs shared on a pro rata basis.

      Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser, the Sub-Adviser or the Underwriter.

      The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust, the Adviser or the Sub-Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter or other affiliates if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms.
Neither the Underwriter nor affiliates of the Trust, the Adviser or the Sub-Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

      CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Adviser and the Underwriter are on public file with, and are available from, the Securities and Exchange Commission.

      PROXY VOTING POLICIES AND PROCEDURES. The Trust has delegated to the Adviser and the Sub-Adviser the responsibility of voting proxies for the Fund. The Adviser and the Sub-Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Adviser and the Sub-Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent  12-month  period  ended June 30 is  available  without  charge upon request by calling 1-888-726-0753, or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

      The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. These policies include the following:

o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

o Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Fund's investment advisers or to other Fund service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

o Neither the Fund's investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

      Consistent with the above policies, the Trust has disclosed non-public portfolio information about the Fund to the following: the Adviser, the Sub-Adviser, the Underwriter and the Fund's custodian, legal counsel, independent registered public accounting firm, administrator/transfer agent and financial printers.

PORTFOLIO TURNOVER
------------------

      The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 50%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

      Generally, the Fund intends to invest for the long-term purposes. However, the rate of portfolio turnover will depend upon cash flows into and out of the Fund, changes in the Dow Jones Wilshire Real Estate Investment Trust Index and market and other conditions, and portfolio turnover will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2006, 2005 and 2004, the Fund's portfolio turnover rate was 20%, 18% and 26%, respectively.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

      The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of each class of shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and any other day the NYSE is closed for trading. The Trust may also be open on other days in which there is sufficient trading in the Fund's portfolio securities that its net assets might be materially affected.

      In valuing the assets of the Fund for purposes of computing net asset value, securities are generally valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges are valued at the closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

PURCHASES AND REDEMPTIONS OF SHARES
-----------------------------------

      The Prospectuses describe generally how to purchase and redeem shares of the Fund and explains any applicable sales loads. Additional information with respect to certain types of purchases of Class A shares of the Fund is set forth below.

      RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of Class A shares of the Fund has the right to combine the current net asset value of his existing Class A shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus for Class A shares. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

      LETTER OF INTENT. The reduced sales load set forth in the tables in the Prospectus for Class A shares may also be available to any "purchaser" (as defined below) of Class A shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

      The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

      A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

      OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

      The Trust does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Loads" or "Purchases at Net Asset Value" sections in the Prospectus for Class A shares because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or behalf of the Fund.

      REDEMPTIONS IN-KIND. The Fund may process any redemption request in excess of $250,000 or 1% of the Fund's assets (whichever is less) by paying redemption proceeds in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

TAXES
-----

      The Prospectuses describe generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

      The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversity its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund are held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

      If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

      Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

      Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

      A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

      Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

      The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as return of capital. The portion of your distributions that is classified as a return of capital is generally not taxable to you. However, when you receive a return of capital, your cost basis (that is, the adjusted cost of your investment, which is used to determine a capital gain or loss for tax purposes) is decreased by the amount of the return of capital. This, in turn, will affect the capital gain or loss you realize when you sell or exchange any of your Fund shares.

      Two other important tax considerations about the return of capital:

      * If you do not reinvest your distributions (that is, you receive your distributions in cash), your original investment in the Fund will be reduced by the amount of return of capital and capital gains included in the distribution.

      * A return of capital is generally not taxable to you; however, any return of capital distribution would be taxable as a capital gain once your cost basis is reduced to zero (which could happen if you do not reinvest your distributions and return of capital in those distributions is significant).

      Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

      From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)^n = ERV
Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. It also assumes, with respect to Class A shares, the deduction of the current maximum initial sales load from the initial $1,000 payment and, with respect to Class B and Class C shares, the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      The Fund may also quote average annual total return over the specified periods (1) after taxes on Fund distributions and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

      The table below shows the Fund's average annual total returns for periods ended December 31, 2006:

                                               1 Year       5 Years      Since Inception        Inception Date
                                               ------       -------      ---------------        --------------
Class A Shares
     Return Before Taxes                       28.70%       20.53%            12.15%            March 2, 1998
     Return After Taxes on Distributions       26.22%       18.33%            10.11%
     Return After Taxes on Distributions
        and Sale of Fund Shares                20.93%       17.15%             9.55%

Class B Shares
     Return Before Taxes                       28.07%       20.42%            16.18%             May 7, 1999
     Return After Taxes on Distributions       25.87%       18.43%            14.35%
     Return After Taxes on Distributions
        and Sale of Fund Shares                20.58%       17.20%            13.45%

Class C Shares
     Return Before Taxes                       32.04%       20.61%            16.29%             May 5, 1999
     Return After Taxes on Distributions       29.83%       18.63%            14.42%
     Return After Taxes on Distributions
        and Sale of Fund Shares                23.17%       17.38%            13.52%

Class I Shares
      Return Before Taxes                      34.32%                         26.92%           August 25, 2003
      Return After Taxes on Distributions      31.64%                         24.21%
      Return After Taxes on Distributions
         and Sale of Fund Shares               24.68%                         22.56%

      The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from the average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales loads which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rates of return (computed without the applicable sales load) of the Fund's Class A, Class B, Class C and Class I shares for the three years ended December 31, 2006 are 24.34%, 23.40%, 23.37% and 24.64%, respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

      From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd+1)^6 - 1]
Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

      Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of the Fund's Class A, Class B, Class C and Class I shares for the thirty days ended December 31, 2006 were 2.88%, 2.16%, 2.18% and 3.30%, respectively.

      The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

      The Fund's performance may be compared in advertisements, sales literature and other communications to performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Dow Jones Wilshire Real Estate Investment Trust Index, the S&P Real Estate Investment Trust Index and the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

      Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund, assuming reinvestment of dividends, over a specified period of time.

      From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------

      As of September 15, 2007, the following accounts were known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Fund or of a Class of shares of the Fund: Pershing LLC, One Pershing Plaza, Jersey City, New Jersey 07399, owned of record 5.1% of the Class I shares of the Fund; Sunrise Rotary Foundation, Newbury Park, California 91320, owned of record 7.2% of the outstanding Class I shares of the Fund; Ameritrade, Inc., P.O. Box 2226, Omaha, Nebraska 68103, for the exclusive benefit of its customers, owned of record 9.3% of the outstanding Class I shares of the Fund; and National Financial Services LLC, 200 Liberty Street, New York, New York 10281, for the exclusive benefit Morzi Investment Ltd., customers, owned of record 6.5% of the outstanding Class I shares of the Fund.

      As of September 15, 2007, the Trustees and officers as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

CUSTODIAN
---------

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank, N.A. acts as the Fund's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

      The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2007. Ernst & Young LLP performs an annual audit of the Fund's financial statements, provides tax compliance services and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

      Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as counsel to the Trust.

TRANSFER AGENT
--------------

      The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquires concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month with respect to each Class of shares with 100 or more shareholders and $500 per month for each Class of shares with less than 100 shareholders. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

      Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $4,000 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Fund pays all costs of external pricing services.

      Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .08% of the average value of its daily net assets up to $500 million, .05% of the next $1.5 billion of such assets, .04% of the next $1 billion of such assets and .03% of such assets in excess of $3 billion, provided, however, that the minimum fee is $2,000 per month.

      During the fiscal year ended December 31, 2006, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $396,348, $85,032, and $347,783, respectively. During the fiscal year ended December 31, 2005, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $380,255, $89,028 and $349,477, respectively. During the fiscal year ended December 31, 2004, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $322,467, $108,645 and $302,081, respectively.

INFORMATION REAGRDING DOW JONES AND WILSHIRE
--------------------------------------------

      "Dow Jones Wilshire REIT Index" is a service mark of Dow Jones & Company, Inc. ("Dow Jones") and Wilshire Associates Incorporated ("Wilshire"). Neither Dow Jones nor Wilshire has any relationship to the Fund, other than the licensing of the Dow Jones Wilshire Real Estate Investment Trust Index and its service marks for use in connection with the Fund.

DOW JONES AND WILSHIRE DO NOT:

o     Sponsor, endorse, sell or promote the Fund.
o     Recommend that any person invest in the Fund or any other securities.
o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund.
o Have any responsibility or liability for the administration, management or marketing of the Fund.
o Consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the Dow Jones Wilshire Real Estate Investment Trust Index or have any obligation to do so.

--------------------------------------------------------------------------------
NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUND. SPECIFICALLY,

o NEITHER DOW JONES NOR WILSHIRE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND WILSHIRE DISCLAIM ANY WARRANTY ABOUT:

o THE RESULTS TO BE OBTAINED BY THE FUND, THE OWNERS OF THE FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES WILSHIRE REAL ESTATE INVESTMENT TRUST INDEX AND THE DATA INCLUDED IN THE DOW JONES WILSHIRE REAL ESTATE INVESTMENT TRUST INDEX;

o THE ACCURACY OR COMPLETENESS OF THE DOW JONES WILSHIRE REAL ESTATE INVESTMENT TRUST INDEX AND ANY RELATED DATA;

o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES WILSHIRE REAL ESTATE INVESTMENT TRUST INDEX AND/OR ITS RELATED DATA;

o     NEITHER DOW JONES NOR  WILSHIRE  WILL HAVE ANY  LIABILITY  FOR ANY ERRORS,
      OMISSIONS  OR   INTERRUPTIONS  IN  THE  DOW  JONES  WILSHIRE  REAL  ESTATE
      INVESTMENT TRUST INDEX OR RELATED DATA; AND

o UNDER NO CIRCUMSTANCES WILL DOW JONES OR WILSHIRE BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR WILSHIRE KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN THE FUND, DOW JONES AND WILSHIRE IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------

      The annual financial statements of the Fund, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2006. The unaudited financial statements of the Fund for the six months ended June 30, 2007 are incorporated herein by reference to the most recent Semiannual Report of the Fund. Copies of the Annual Report and the Semiannual Report will accompany this Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor.

               APPENDIX A -- PROXY VOTING POLICIES AND PROCEDURES
               --------------------------------------------------

                          WELLS ASSET MANAGEMENT, INC.
                       PROXY VOTING AND DISCLOSURE POLICY

(ADOPTED 6/17/03;  APPROVED 7/20/04,  7/19/05, 7/19/06, 7/17/07, LAST AMENDED AS
OF 11/30/07)

I.    INTRODUCTION

      Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments").

      The Advisers Act Amendments require that Wells Asset Management, Inc. ("Wells") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Wells has actually voted their proxies.

      This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Wells complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to each Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      Wells believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Wells is committed to voting corporate proxies in the manner that serves the best interests of their clients.

      The following details Wells' philosophy and practice regarding the voting of proxies.

      A.    GENERAL

            Wells believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

      B.    DELEGATION TO SUB-ADVISOR

            As of the date of this Policy, Wells serves as an investment adviser to two investment companies, the Wells Dow Jones Wilshire U.S. REIT Index Fund ("U.S. REIT Fund") and the Wells Dow Jones Wilshire Global RESI Index Fund ("Global Fund"), both series of the Wells Family of Real Estate Funds, an Ohio business trust. As of the date of this Policy, Wells does not have any additional investment advisory clients.

            With respect to each Fund, Wells has entered into a Sub-Advisory Agreement with The Tuckerman Group, LLC ("Tuckerman"), whereby Wells has delegated the day-to-day investment advisory responsibilities, including voting proxies, to Tuckerman.

      C.    PROCEDURES AND VOTING GUIDELINES

            To implement Wells' proxy voting policies, Wells has developed the following procedures.

            1. In light of Wells' delegation of responsibility for voting proxies to Tuckerman, Wells has requested Tuckerman to provide Wells with a copy of its proxy voting policy, copies of which are attached under separate cover.

            2. Wells has designated Jill Maggiore, as the CCO, to be Wells' proxy manager (the "Proxy Manager"). The Proxy Manager shall review Tuckerman's policy to ensure compliance with this Policy, including the requirement that proxies be voted in the manner that serves the best interests of the Funds.

            3.    The Proxy  Manager  shall  arrange  for each annual or special report and proxy statement for companies in the Funds' portfolios to be mailed directly to Tuckerman, to the attention of appropriate Tuckerman personnel responsible for voting proxies under Tuckerman's proxy voting policy.

            4. The Proxy Manager shall maintain, or ensure that Tuckerman is maintaining on Wells' behalf, copies (where and in the manner required under the Advisers Act and other applicable laws) of each annual report, proposal, proposal summary, actual vote by Tuckerman, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Funds) under Rule 30b1-4 of the Investment Company Act of 1940.

      C.    ABSENCE OF PROXY MANAGER

            In the event that the Proxy Manager is unavailable to perform any of its duties hereunder, then the President shall perform such duties in accordance with this Policy.

IV.   CONFLICTS

      A.    SUB-ADVISOR CONFLICTS

            The Proxy Manager shall ensure that Tuckerman's Proxy Policy provides that, in the event there is a conflict between the interests of a Fund or its shareholders and the interests of Tuckerman or an affiliated person of Tuckerman (e.g., a portfolio company is a client or an affiliate of a client of Tuckerman), Tuckerman will notify Wells of such conflict and will await instructions regarding the voting of the proxy.

            1.    EVALUATE WELLS CONFLICTS

                  In cases where Tuckerman notifies Wells of a conflict, Wells will determine whether there is a conflict between the interests of a Fund or its shareholders and the interests of Wells or an affiliated person of Wells (e.g., a portfolio company is a client or an affiliate of a client of Wells) with respect to the applicable proxy.

                  A. CONFLICT IDENTIFIED. In the event of a conflict for Wells with respect to the applicable proxy, Wells will notify the applicable Fund of Tuckerman's conflict and its conflict, and will instruct Tuckerman to vote the Fund's shares in accordance with the Fund's instructions. In the event that Wells does not receive instructions from the Fund within three business days after providing notice of a conflict under (A) or (B) above, Wells may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the Fund's best interests.

                  B. NO CONFLICT IDENTIFIED. If there is no conflict for Wells with respect to the applicable proxy, then the Proxy Manager shall vote the proxy in accordance with the best interests of the applicable Fund's shareholders, as determined by the Proxy Manager in accordance with the guidelines in (2) below.

            2.    VOTING GUIDELINES

                  Wells' policy is to review each proxy proposal on its individual merits, but Wells has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

                  A. CORPORATE GOVERNANCE. With respect to an UNCONTESTED ELECTION OR APPOINTMENT OF AUDITORS, Wells will generally vote in favor of management's proposals. In a contested election or appointment, the Wells evaluates proposed directors on a case-by-case basis.

                        With respect to proposals regarding the STRUCTURE OF A COMPANY'S BOARD OF DIRECTORS, Wells will review each proposal by considering the potential short and long-term effects of the proposal on the make-up and powers of the company's board of directors.

                        With respect to matters involving SHAREHOLDER RIGHTS, Wells will review the proposal by considering whether it tends to decrease, preserve or increase shareholder rights or control of the company.

                        With respect to matters involving ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS, Wells will review the proposal by considering the potential short and long-term effects of the proposal on the company (e.g., the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock).

                  B. COMPENSATION MATTERS. With respect to matters involving EXECUTIVE COMPENSATION, Wells will generally support proposals that encourage the disclosure of a company's compensation policies, and will evaluate substantive compensation proposals by considering whether they tend to fairly compensate executives (e.g., by linking compensation to performance).

                        With respect to matters involving STOCK OPTION PLANS AND ISSUANCES, Wells will review the proposal by considering the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

                  C. CORPORATE RESPONSIBILITY AND SOCIAL ISSUES. With respect to ordinary business matters such as positions on CORPORATE RESPONSIBILITY AND SOCIAL ISSUES, Wells believes these are primarily the responsibility of a company's management. Accordingly, Wells will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Wells may vote against corporate responsibility and social issue proposals that Wells believes will have substantial adverse economic or other effects on a company, and may vote for corporate responsibility and social issue proposals that Wells believes will have substantial positive economic or other effects on a company.

V.    WELLS DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      On or before August 6, 2003, Rule 206(4)-6 requires Wells to disclose in response to any client request how the client can obtain information from Wells on how its securities were voted. Wells will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Wells. Upon receiving a written request from a client, Wells will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires Wells to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Wells will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Wells will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VII.  RECORDKEEPING

      Wells shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;

      (ii)  Proxy Statements received regarding client securities;

      (iii) Records of votes cast on behalf of clients;

      (iv) Any documents prepared by Wells that were material to making a decision how to vote, or that memorialized the basis for the decision;

      (v)   Records of client requests for proxy voting information, and

      (vi) With respect to each Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

            The Funds shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Funds by Wells. These records may be kept as part of Wells' records and/or Tuckerman's records.

            Wells may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Wells that are maintained with a third party such as a proxy voting service, provided that Wells has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   Adopted as of this 30th day of November, 2007

                                                    Leo F. Wells, III, President

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

      1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

      2)    provides the client with this written proxy policy, upon request;

      3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

      4)    matches proxies received with holdings as of record date;

      5)    reconciles   holdings   as  of  record   date  and   rectifies   any
            discrepancies;

      6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

      7)    documents the reason(s) for voting for all non-routine items; and

      8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

      (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

      (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes FOR the following ballot items:

Board of Directors
------------------

      o Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

      o Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

      o Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

      o Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

      o The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

      o Mandates requiring a majority of independent directors on the Board of Directors

      o Mandates that Audit, Compensation and Nominating Committee members should all be independent directors


----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

                   PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

      o Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

      o     Elimination of cumulative voting

      o     Establishment of confidential voting

Auditors
--------

      o Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

      o Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

      o     Discharge of auditors*

      o Approval of financial statements, auditor reports and allocation of income

      o     Requirements that auditors attend the annual meeting of shareholders

      o Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      o Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization
--------------

      o     Dividend  payouts  that are  greater  than or equal to  country  and
            industry   standards;   we  generally   support  a  dividend   which
            constitutes 30% or more of net income

      o Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

      o Capitalization changes which eliminate other classes of stock and/or unequal voting rights

      o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

      o Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures
----------------------

      o     Elimination of shareholder rights plans ("poison pill")

      o Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

      o Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      o Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

      o Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

      o     Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation
------------------------------------------

      o Stock purchase plans with an exercise price of not less that 85% of fair market value

      o Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

      o Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

      o     Expansions   to  reporting  of  financial  or   compensation-related
            information, within reason

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

      o Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an -- independent compensation committee

Routine Business Items
----------------------

      o General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

      o     Change in Corporation Name

      o Mandates that amendments to bylaws or charters have shareholder approval

Other
-----

      o     Adoption of anti-"greenmail" provisions, provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

      o     Repeals or prohibitions of "greenmail" provisions

      o     "Opting-out" of business combination provision

II. Generally, FM votes AGAINST the following items:

Board of Directors
------------------

      o Establishment of classified boards of directors, unless 80% of the board is independent

      o Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

      o     Limits to tenure of directors

      o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      o     Restoration of cumulative voting in the election of directors

      o Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

            director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders' Right to Call Special Meetings

      o Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

      o Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

      o     Directors  at  companies  where  prior  non-cash   compensation  was
            improperly "backdated" or "springloaded" where one of the following scenarios exists:

            o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                  (iii) the director seeking reelection served on the Compensation Committee at the time; or

            o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

            o (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

            o (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization
--------------

      o Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

      o     Capitalization  changes  that  exceed 100% of the  issuer's  current
            authorized   capital  unless  management   provides  an  appropriate
            rationale for such change

Anti-Takeover Measures
----------------------

      o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      o     Adjournment of Meeting to Solicit Additional Votes

      o Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      o Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

Executive Compensation/Equity Compensation
------------------------------------------

      o Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

      o     Retirement bonuses for non-executive directors and auditors

      o Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent -- compensation committee

Routine Business Items
----------------------

      o Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      o Reincorporation in a location which has more stringent anti-takeover and related provisions

      o Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other
-----

      o Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

      o Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      o Proposals which require inappropriate endorsements or corporate actions

      o Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

      o Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

      o Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

      o Against offers where, at the time of voting, the current market price of the security exceeds the bid price

      o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

      o     For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list AND the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

      1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

      2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

      3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

      4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

      5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

LETTER TO SHAREHOLDERS
================================================================================

Dear Wells Shareholder:

I want to applaud you for your decision to include U.S. real estate in your investment holdings and thank you for adding the Wells S&P REIT Index Fund to your investment portfolio.

Real estate investment trusts (REITs) are helping thousands of individual investors like you capture the benefits of owning high-value U.S. commercial real estate. REITs have surged in popularity as more and more people are recognizing that investing in real estate -- beyond just their personal homes -- may bring much-needed balance and diversification to their portfolios. In 2006, REIT returns exceeded analysts' predictions and significantly outperformed the S&P 500, posting the second strongest year of returns in the modern history of REITs.

Our Wells S&P REIT Index Fund seeks to mirror the holdings of the S&P REIT Composite Index, which in turn attempts to reflect the total U.S. publicly traded REIT market. We achieved a high correlation between the Fund and the Index in 2006, with the Index posting a gain of 35.44% last year, while the Wells S&P REIT Index Fund (Class "A" Shares) posted a return of 34.11%.1 The Fund's top-five sectors, by percentage holding, were 25.9% in retail properties, 19.8% in office, 19.8% in specialized, 17.7% in residential, and 7.7% in the diversified sector. In addition, the portfolio includes all three types of REITs
- equity, mortgage, and hybrid.

We also were proud to welcome a new member to the Wells Family of Mutual Funds last year with the recent launch of the Wells Dow Jones Wilshire Global Real Estate Securities IndexSM (RESI) Fund.2 To learn more about this new Fund, please visit www.wellsref.com.

Thank you for choosing to invest in the Wells S&P REIT Index Fund. We are proud to have helped you participate in 2006's exceptional returns from REITs, and continue to believe in the strength and endurance of U.S. real estate. If you have any questions or concerns, please contact Mutual Fund Shareholder Services at 800-282-1581 or visit www.wellsref.com.

Sincerely,


/s/ Leo


Leo F. Wells III
President
Wells Real Estate Funds

1 Performance does not reflect the impact of taxes and sales charges which, if reflected, would reduce performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the past performance quoted. Performance through the most recent month-end is available at www.wellsref.com or by calling 800-282-1581. The performance of Class "A" shares will differ from the performance of the other classes of shares to the extent that the classes have different expenses and sales load structures. The Wells S&P REIT Index Fund's returns will vary from the S&P REIT Composite Index. You cannot invest in an index. Differences in performance are due in part to (but not limited to) the Fund's expenses, the level of cash allocation in the Fund, and the degree of cash flows into and out of the Fund, matched with the corresponding portfolio transactions to invest investor purchases or manage redemptions. The Fund's investment return and principal will fluctuate. Upon redemption, shares may be worth more or less than their original cost.
2 THE WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND PROSPECTUS INCLUDES INFORMATION ON CHARGES, EXPENSES, AND OTHER IMPORTANT FACTS. INVESTORS SHOULD CONSIDER THEIR INVESTMENT OBJECTIVES AND RISKS, ALONG WITH THE
     PRODUCT'S CHARGES AND EXPENSES BEFORE INVESTING. YOU CAN OBTAIN A PROSPECTUS FROM YOUR FINANCIAL REPRESENTATIVE OR BY VISITING WWW.WELLSREF.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Dow Jones Wilshire Global RESISM is calculated and distributed by Dow Jones Indexes pursuant to an agreement between Dow Jones & Company and Wilshire Associates Incorporated. "Dow Jones" and "Wilshire" are the respective service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated. The Wells Dow Jones Wilshire Global RESI Index Fund is not sponsored, endorsed, sold, or promoted by Dow Jones or Wilshire.

PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
      IN THE WELLS S&P REIT INDEX FUND(a) AND THE S&P REIT COMPOSITE INDEX


                               [GRAPHIC OMITTED]


          S&P REIT COMPOSITE INDEX             WELLS S&P REIT INDEX FUND
          -------------------------             ------------------------

           DATE               VALUE               DATE             VALUE
           ----               -----               ----             -----
         03/02/98         $  10,000             03/02/98        $  9,600
         03/31/98            10,196             03/31/98           9,629
         06/30/98             9,689             06/30/98           9,082
         09/30/98             8,578             09/30/98           8,055
         12/31/98             8,235             12/31/98           7,717
         03/31/99             7,862             03/31/99           7,383
         06/30/99             8,608             06/30/99           8,081
         09/30/99             7,854             09/30/99           7,374
         12/31/99             7,752             12/31/99           7,235
         03/31/00             7,928             03/31/00           7,389
         06/30/00             8,749             06/30/00           8,145
         09/30/00             9,582             09/30/00           8,852
         12/31/00            10,004             12/31/00           9,229
         03/31/01             9,987             03/31/01           9,189
         06/30/01            11,103             06/30/01          10,166
         09/30/01            10,873             09/30/01           9,945
         12/31/01            11,433             12/31/01          10,394
         03/31/02            12,386             03/31/02          11,217
         06/30/02            12,982             06/30/02          11,704
         09/30/02            11,828             09/30/02          10,655
         12/31/02            11,900             12/31/02          10,701
         06/30/03            13,556             06/30/03          12,097
         12/31/03            16,201             12/31/03          14,326
         06/30/04            17,152             06/30/04          15,079
         12/31/04            21,410             12/31/04          18,643
         06/30/05            22,707             06/30/05          19,693
         12/31/05            23,892             12/31/05          20,535
         06/30/06            27,016             06/30/06          23,112
         12/31/06            32,440             12/31/06          27,541


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                           Wells S&P REIT Index Fund
                        Average Annual Total Returns(b)
                       (periods ended December 31, 2006)

                           1 Year     5 Years     Since Inception(c)
                           ------     -------     ---------------
               Class A     28.70%     20.53%           12.15%
               Class B     28.07%     20.42%           16.18%
               Class C     32.04%     20.61%           16.29%
               Class I     34.32%      n/a             26.92%
--------------------------------------------------------------------------------

Past performance does not guarantee future results, and there is no assurance that the Fund will achieve its investment objective. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted above. More current performance data is available at the Fund's website at www.wellsref.com. Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing.

(a) The line graph above represents performance of Class A shares only, which will vary from the performance of Class B, Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 4%.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or distributions are reinvested in shares of the Fund. The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The initial public offering of Class A shares commenced on March 2, 1998, the initial public offering of Class B shares commenced on May 7, 1999, the initial public offering of Class C shares commenced on May 5, 1999 and the initial public offering of Class I shares commenced on August 25, 2003.

WELLS S&P REIT INDEX FUND
SECTOR ALLOCATION (% OF COMMON STOCKS)
DECEMBER 31, 2006 (UNAUDITED)
================================================================================

     [GRAPHIC OMITTED]                   Diversified - 7.7%
                                         Industrial - 6.7%
                                         Mortgage - 2.4%
                                         Office - 19.8%
                                         Residential - 17.7%
                                         Retail - 25.9%
                                         Specialized - 19.8%


WELLS S&P REIT INDEX FUND
TOP 10 HOLDINGS
DECEMBER 31, 2006 (UNAUDITED)
================================================================================

                                                           % OF
                                                        NET ASSETS
                                                        ----------
          Simon Property Group, Inc.                       6.1%
          Equity Office Properties Trust                   4.6%
          Vornado Realty Trust                             4.3%
          ProLogis                                         4.1%
          Equity Residential                               4.1%
          Boston Properties, Inc.                          3.6%
          Host Hotels & Resorts, Inc.                      3.5%
          Archstone-Smith Trust                            3.5%
          General Growth Properties, Inc.                  3.5%
          Public Storage, Inc.                             3.3%

WELLS S&P REIT INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
================================================================================
ASSETS
Investment securities:
  At acquisition cost ......................................    $  283,582,813
                                                                ==============
  At market value (Note 1) .................................    $  430,199,550
Cash .......................................................             2,480
Dividends receivable .......................................         2,415,166
Receivable for investment securities sold ..................           403,940
Receivable for capital shares sold .........................         1,214,906
Other assets ...............................................           111,677
                                                                --------------
  TOTAL ASSETS .............................................       434,347,719
                                                                --------------
LIABILITIES
Line of credit payable (Note 5) ............................         4,605,000
Payable for investment securities purchased ................           404,503
Payable for capital shares redeemed ........................         1,078,051
Payable to Adviser (Note 3) ................................           100,460
Payable to Underwriter (Note 3) ............................           194,996
Payable to affiliates (Note 3) .............................            70,900
Other accrued expenses and liabilities .....................            61,947
                                                                --------------
  TOTAL LIABILITIES ........................................         6,515,857
                                                                --------------
NET ASSETS .................................................    $  427,831,862
                                                                ==============
NET ASSETS CONSIST OF:
Paid-in capital ............................................    $  283,098,463
Distributions in excess of net realized gains from
  security transactions ....................................        (1,883,338)
Net unrealized appreciation on investments .................       146,616,737
                                                                --------------
Net assets .................................................    $  427,831,862
                                                                ==============
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares ....................    $  267,233,826
                                                                ==============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ....        19,413,226
                                                                ==============
Net asset value and redemption price per share (Note 1) ....    $        13.77
                                                                ==============
Maximum offering price per share (Note 1) ..................    $        14.34
                                                                ==============
PRICING OF CLASS B SHARES
Net assets applicable to Class B shares ....................    $   69,224,852
                                                                ==============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ...............         4,934,733
                                                                ==============
Net asset value and offering price per share(a) (Note 1) ...    $        14.03
                                                                ==============
PRICING OF CLASS C SHARES
Net assets applicable to Class C shares ....................    $   90,385,329
                                                                ==============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ...............         6,473,785
                                                                ==============
Net asset value and offering price per share(a) (Note 1) ...    $        13.96
                                                                ==============
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares ....................    $      987,855
                                                                ==============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ...............            71,729
                                                                ==============
Net asset value, offering price and redemption price
  per share (Note 1) .......................................    $        13.77
                                                                ==============

(a)  Redemption price varies based on length of time held.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
================================================================================
INVESTMENT INCOME
  Dividends ................................................    $    9,945,308
                                                                --------------

EXPENSES
  Investment advisory fees (Note 3) ........................         1,915,148
  Distribution expenses, Class A (Note 3) ..................           594,969
  Distribution expenses, Class B (Note 3) ..................           625,904
  Distribution expenses, Class C (Note 3) ..................           816,416
  Transfer agent fees, Class A (Note 3) ....................           236,532
  Transfer agent fees, Class B (Note 3) ....................            63,373
  Transfer agent fees, Class C (Note 3) ....................            84,443
  Transfer agent fees, Class I (Note 3) ....................            12,000
  Administrative services fees (Note 3) ....................           347,783
  Trustees fees ............................................           178,000
  Postage and supplies expense .............................           157,222
  Custodian fees ...........................................           125,164
  Professional fees ........................................           121,118
  Accounting services fees (Note 3) ........................            85,032
  Registration fees, Common ................................            22,194
  Registration fees, Class A ...............................            18,555
  Registration fees, Class B ...............................             9,567
  Registration fees, Class C ...............................            10,146
  Registration fees, Class I ...............................               972
  Insurance expense ........................................            45,403
  Reports to shareholders ..................................            44,363
  Interest expense (Note 5) ................................             4,113
  Other expenses ...........................................           104,288
                                                                --------------
    TOTAL EXPENSES .........................................         5,622,705
    Fees waived by the Adviser (Note 3) ....................          (311,311)
    Class A expenses reimbursed by the Adviser (Note 3) ....          (255,087)
    Class B expenses reimbursed by the Adviser (Note 3) ....           (72,941)
    Class C expenses reimbursed by the Adviser (Note 3) ....           (94,589)
    Class I expenses reimbursed by the Adviser (Note 3) ....           (12,972)
                                                                --------------
    NET EXPENSES ...........................................         4,875,805
                                                                --------------

NET INVESTMENT INCOME ......................................         5,069,503
                                                                --------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions ............        40,117,557
  Net change in unrealized appreciation/depreciation
    on investments .........................................        65,640,323
                                                                --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........       105,757,880
                                                                --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................    $  110,827,383
                                                                ==============

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================
                                                               YEAR ENDED       YEAR ENDED
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  2006             2005
---------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ..................................   $   5,069,503    $   6,273,762
  Net realized gains from security transactions ..........      40,117,557       27,783,372
  Net change in unrealized appreciation/depreciation
    on investments .......................................      65,640,323       (2,961,566)
                                                             -------------    -------------
Increase in net assets from operations ...................     110,827,383       31,095,568
                                                             -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income, Class A ..........      (3,823,989)      (4,495,669)
  Dividends from net investment income, Class B ..........        (533,315)        (750,899)
  Dividends from net investment income, Class C ..........        (696,976)      (1,011,291)
  Dividends from net investment income, Class R ..........              --             (385)
  Dividends from net investment income, Class I ..........         (15,223)         (15,518)
  Distributions from net realized gains, Class A .........     (24,728,226)     (17,389,172)
  Distributions from net realized gains, Class B .........      (6,327,558)      (4,499,796)
  Distributions from net realized gains, Class C .........      (8,266,058)      (6,009,737)
  Distributions from net realized gains, Class I .........         (90,800)         (55,918)
  Return of capital, Class A .............................      (3,136,657)      (3,615,813)
  Return of capital, Class B .............................        (799,792)        (901,231)
  Return of capital, Class C .............................      (1,045,398)      (1,215,764)
  Return of capital, Class R .............................              --             (295)
  Return of capital, Class I .............................         (10,786)         (11,133)
                                                             -------------    -------------
Decrease in net assets from distributions to shareholders      (49,474,778)     (39,972,621)
                                                             -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
CLASS A
  Proceeds from shares sold ..............................      44,377,888       47,477,936
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .....................      26,829,945       20,881,235
  Payments for shares redeemed ...........................     (52,327,434)     (65,065,273)
                                                             -------------    -------------
Net increase in net assets from Class A share transactions      18,880,399        3,293,898
                                                             -------------    -------------

CLASS B
  Proceeds from shares sold ..............................       6,016,101        7,702,645
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ........................       6,407,928        5,071,022
  Payments for shares redeemed ...........................      (8,570,868)      (7,898,668)
                                                             -------------    -------------
Net increase in net assets from Class B share transactions       3,853,161        4,874,999
                                                             -------------    -------------

CLASS C
  Proceeds from shares sold ..............................      12,830,799       14,913,091
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ........................       8,683,863        6,651,173
  Payments for shares redeemed ...........................     (17,757,976)     (15,253,148)
                                                             -------------    -------------
Net increase in net assets from Class C share transactions       3,756,686        6,311,116
                                                             -------------    -------------


6

WELLS S&P REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
=============================================================================================
                                                               YEAR ENDED       YEAR ENDED
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  2006             2005
---------------------------------------------------------------------------------------------
CLASS R
  Proceeds from shares sold ..............................   $          --    $      30,824
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .....................              --              680
  Payments for shares redeemed ...........................              --          (84,919)
                                                             -------------    -------------
Net decrease in net assets from Class R share transactions              --          (53,415)
                                                             -------------    -------------

CLASS I
  Proceeds from shares sold ..............................         177,694          288,833
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ........................         108,559           77,285
  Payments for shares redeemed ...........................        (102,855)        (261,718)
                                                             -------------    -------------
Net increase in net assets from Class I share transactions         183,398          104,400
                                                             -------------    -------------

TOTAL INCREASE IN NET ASSETS .............................      88,026,249        5,653,945

NET ASSETS
  Beginning of year ......................................     339,805,613      334,151,668
                                                             -------------    -------------
  End of year ............................................   $ 427,831,862    $ 339,805,613
                                                             =============    =============

UNDISTRIBUTED NET INVESTMENT INCOME ......................   $          --    $          --
                                                             =============    =============


See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND -- CLASS A
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                                                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
================================================================================================================================
                                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                                          ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                           2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $     11.64    $     11.97    $     10.31    $      8.26    $      8.63
                                                       -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income ............................          0.22           0.27           0.31           0.28           0.34
  Net realized and unrealized gains
    (losses) on investments ........................          3.70           0.92           2.73           2.45          (0.07)
                                                       -----------    -----------    -----------    -----------    -----------
Total from investment operations ...................          3.92           1.19           3.04           2.73           0.27
                                                       -----------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from net investment income .............         (0.22)         (0.27)         (0.31)         (0.28)         (0.34)
  Distributions from net realized gains ............         (1.39)         (1.04)         (0.99)         (0.28)         (0.18)
  Return of capital ................................         (0.18)         (0.21)         (0.08)         (0.12)         (0.12)
                                                       -----------    -----------    -----------    -----------    -----------
Total distributions ................................         (1.79)         (1.52)         (1.38)         (0.68)         (0.64)
                                                       -----------    -----------    -----------    -----------    -----------

Net asset value at end of year .....................   $     13.77    $     11.64    $     11.97    $     10.31    $      8.26
                                                       ===========    ===========    ===========    ===========    ===========

Total return(a) ....................................        34.11%         10.15%         30.13%         33.88%          2.97%
                                                       ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ..................   $   267,234    $   210,471    $   212,993    $   170,443    $    93,545
                                                       ===========    ===========    ===========    ===========    ===========

Ratio of net expenses to average net assets(b) .....         0.99%          0.99%          0.99%          0.99%          0.99%

Ratio of net investment income to average net assets         1.60%          2.17%          2.86%          3.19%          3.96%

Portfolio turnover rate ............................           20%            18%            26%            13%            10%

(a)  Total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.18%, 1.25%, 1.30%, 1.34% and 1.38% years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively (Note 3).

See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND -- CLASS B
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                                                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
================================================================================================================================
                                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                                          ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                           2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $     11.84    $     12.15    $     10.46    $      8.37    $      8.75
                                                       -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income ............................          0.12           0.18           0.23           0.22           0.27
  Net realized and unrealized gains
    (losses) on investments ........................          3.75           0.94           2.76           2.48          (0.07)
                                                       -----------    -----------    -----------    -----------    -----------
Total from investment operations ...................          3.87           1.12           2.99           2.70           0.20
                                                       -----------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from net investment income .............         (0.12)         (0.18)         (0.23)         (0.22)         (0.27)
  Distributions from net realized gains ............         (1.39)         (1.04)         (0.99)         (0.28)         (0.18)
  Return of capital ................................         (0.17)         (0.21)         (0.08)         (0.11)         (0.13)
                                                       -----------    -----------    -----------    -----------    -----------
Total distributions ................................         (1.68)         (1.43)         (1.30)         (0.61)         (0.58)
                                                       -----------    -----------    -----------    -----------    -----------

Net asset value at end of year .....................   $     14.03    $     11.84    $     12.15    $     10.46    $      8.37
                                                       ===========    ===========    ===========    ===========    ===========

Total return(a) ....................................        33.07%          9.35%         29.12%         32.98%          2.13%
                                                       ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ..................   $    69,225    $    55,231    $    51,588    $    31,854    $    18,880
                                                       ===========    ===========    ===========    ===========    ===========

Ratio of net expenses to average net assets(b) .....         1.74%          1.74%          1.74%          1.74%          1.74%

Ratio of net investment income to average net assets         0.85%          1.42%          2.11%          2.44%          3.21%

Portfolio turnover rate ............................           20%            18%            26%            13%            10%

(a)  Total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.94%, 2.00%, 1.94%, 1.96% and 1.99% for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively (Note 3).

See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND -- CLASS C
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                                                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
================================================================================================================================
                                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                                          ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                           2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $     11.79    $     12.10    $     10.43    $      8.35    $      8.72
                                                       -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income ............................          0.12           0.18           0.23           0.22           0.27
  Net realized and unrealized gains
    (losses) on investments ........................          3.73           0.94           2.74           2.47          (0.06)
                                                       -----------    -----------    -----------    -----------    -----------
Total from investment operations ...................          3.85           1.12           2.97           2.69           0.21
                                                       -----------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from net investment income .............         (0.12)         (0.18)         (0.23)         (0.22)         (0.27)
  Distributions from net realized gains ............         (1.39)         (1.04)         (0.99)         (0.28)         (0.18)
  Return of capital ................................         (0.17)         (0.21)         (0.08)         (0.11)         (0.13)
                                                       -----------    -----------    -----------    -----------    -----------
Total distributions ................................         (1.68)         (1.43)         (1.30)         (0.61)         (0.58)
                                                       -----------    -----------    -----------    -----------    -----------

Net asset value at end of year .....................   $     13.96    $     11.79    $     12.10    $     10.43    $      8.35
                                                       ===========    ===========    ===========    ===========    ===========

Total return(a) ....................................        33.04%          9.39%         29.01%         32.94%          2.25%
                                                       ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ..................   $    90,385    $    73,420    $    68,912    $    38,861    $    19,350
                                                       ===========    ===========    ===========    ===========    ===========

Ratio of net expenses to average net assets(b) .....         1.74%          1.74%          1.74%          1.74%          1.74%

Ratio of net investment income to average net assets         0.85%          1.42%          2.11%          2.44%          3.21%

Portfolio turnover rate ............................           20%            18%            26%            13%            10%

(a)  Total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.94%, 2.01%, 1.94%, 1.96% and 1.99% for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively (Note 3).

See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND -- CLASS I
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================
                                                           YEAR           YEAR           YEAR          PERIOD
                                                          ENDED          ENDED          ENDED          ENDED
                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                           2006           2005           2004          2003(a)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $    11.65     $    11.97     $    10.31     $     9.39
                                                       ----------     ----------     ----------     ----------

Income from investment operations:
  Net investment income ............................         0.25           0.30           0.29           0.13
  Net realized and unrealized gains on investments .         3.69           0.93           2.77           1.25
                                                       ----------     ----------     ----------     ----------
Total from investment operations ...................         3.94           1.23           3.06           1.38
                                                       ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income .............        (0.25)         (0.30)         (0.29)         (0.13)
  Distributions from net realized gains ............        (1.39)         (1.04)         (0.99)         (0.28)
  Return of capital ................................        (0.18)         (0.21)         (0.12)         (0.05)
                                                       ----------     ----------     ----------     ----------
Total distributions ................................        (1.82)         (1.55)         (1.40)         (0.46)
                                                       ----------     ----------     ----------     ----------

Net asset value at end of period ...................   $    13.77     $    11.65     $    11.97     $    10.31
                                                       ==========     ==========     ==========     ==========

Total return .......................................       34.32%         10.51%         30.44%         14.78%(c)
                                                       ==========     ==========     ==========     ==========

Net assets at end of period (000's) ................   $      988     $      683     $      598     $       69
                                                       ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(b) .....        0.74%          0.74%          0.74%          0.74%(d)

Ratio of net investment income to average net assets        1.85%          2.42%          3.11%          3.44%(d)

Portfolio turnover rate ............................          20%            18%            26%            13%(d)

(a) Represents the period from the initial public offering of Class I shares (August 25, 2003) through December 31, 2003.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.42%, 3.92%, 9.41% and 27.09%(d) for the periods ended December 31, 2006, 2005, 2004 and 2003, respectively (Note 3).

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
================================================================================
COMMON STOCKS -- 100.6%                                 SHARES        VALUE
--------------------------------------------------------------------------------
DIVERSIFIED -- 7.8%
Colonial Properties Trust ........................      53,961   $   2,529,692
Crescent Real Estate Equities Co. ................     108,350       2,139,912
Liberty Property Trust ...........................     105,950       5,206,383
PS Business Parks, Inc. ..........................      18,730       1,324,398
Spirit Finance Corp. .............................     125,980       1,570,971
Vornado Realty Trust .............................     151,300      18,382,950
Washington Real Estate Investment Trust ..........      52,740       2,109,600
                                                                 -------------
                                                                    33,263,906
                                                                 -------------
INDUSTRIAL -- 6.7%
AMB Property Corp. ...............................     104,660       6,134,123
EastGroup Properties, Inc. .......................      27,730       1,485,219
First Industrial Realty Trust, Inc. ..............      52,510       2,462,194
First Potomac Realty Trust .......................      28,250         822,357
Monmouth Real Estate Investment Corp. - Class A ..      23,670         200,011
ProLogis .........................................     289,950      17,620,262
                                                                 -------------
                                                                    28,724,166
                                                                 -------------
MORTGAGE -- 2.4%
iStar Financial, Inc. ............................     146,280       6,995,110
Thornburg Mortgage, Inc. .........................     133,000       3,342,290
                                                                 -------------
                                                                    10,337,400
                                                                 -------------
OFFICE -- 19.9%
Alexandria Real Estate Equities, Inc. ............      34,300       3,443,720
BioMed Realty Trust, Inc. ........................      76,740       2,194,764
Boston Properties, Inc. ..........................     136,890      15,315,253
Brandywine Realty Trust ..........................     103,410       3,438,382
Corporate Office Properties Trust ................      50,180       2,532,585
Cousins Properties, Inc. .........................      46,510       1,640,408
Digital Realty Trust, Inc. .......................      53,270       1,823,432
Duke Realty Corp. ................................     158,450       6,480,605
Equity Office Properties Trust ...................     411,855      19,839,055
Highwoods Properties, Inc. .......................      65,690       2,677,524
HRPT Properties Trust ............................     246,110       3,039,459
Kilroy Realty Corp. ..............................      37,950       2,960,100
Lexington Corporate Properties Trust .............      80,590       1,807,634
Mack-Cali Realty Corp. ...........................      73,360       3,741,360
Parkway Properties, Inc. .........................      17,450         890,125
Reckson Associates Realty Corp. ..................      98,150       4,475,640
SL Green Realty Corp. ............................      58,020       7,703,896
U-Store-It Trust .................................      57,780       1,187,379
                                                                 -------------
                                                                    85,191,321
                                                                 -------------

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 100.6% (CONTINUED)                     SHARES        VALUE
--------------------------------------------------------------------------------
RESIDENTIAL -- 17.8%
American Land Lease, Inc. ........................       7,770   $     205,983
Apartment Investment & Management Co. - Class A ..     113,060       6,333,621
Archstone-Smith Trust ............................     255,886      14,895,124
Associated Estates Realty Corp. ..................      17,900         245,946
AvalonBay Communities, Inc. ......................      87,414      11,368,191
BRE Properties, Inc. - Class A ...................      59,090       3,842,032
Camden Property Trust ............................      66,115       4,882,593
Equity Lifestyle Properties, Inc. ................      27,860       1,516,420
Equity Residential ...............................     342,310      17,372,232
Essex Property Trust, Inc. .......................      27,360       3,536,280
Home Properties, Inc. ............................      38,600       2,287,822
Mid-America Apartment Communities, Inc. ..........      28,700       1,642,788
Post Properties, Inc. ............................      51,050       2,332,985
Sun Communities, Inc. ............................      21,260         687,974
United Dominion Realty Trust, Inc. ...............     157,820       5,017,098
                                                                 -------------
                                                                    76,167,089
                                                                 -------------
RETAIL -- 26.1%
Acadia Realty Trust ..............................      37,230         931,495
CBL & Associates Properties, Inc. ................      76,580       3,319,743
Cedar Shopping Centers, Inc. .....................      50,440         802,500
Developers Diversified Realty Corp. ..............     127,602       8,032,546
Equity One, Inc. .................................      43,700       1,165,042
Federal Realty Investment Trust ..................      64,780       5,506,300
General Growth Properties, Inc. ..................     283,010      14,781,612
Glimcher Realty Trust ............................      43,090       1,150,934
Inland Real Estate Corp. .........................      79,443       1,487,173
Kimco Realty Corp. ...............................     264,850      11,905,007
Kite Realty Group Trust ..........................      33,790         629,170
Macerich Co. (The) ...............................      84,140       7,284,000
Mills Corp. (The) ................................      66,320       1,326,400
National Retail Properties, Inc. .................      69,170       1,587,451
New Plan Excel Realty Trust ......................     121,020       3,325,630
Pennsylvania Real Estate Investment Trust ........      43,210       1,701,610
Ramco-Gershenson Properties Trust ................      19,440         741,442
Realty Income Corp. ..............................     116,990       3,240,623
Regency Centers Corp. ............................      80,740       6,311,446
Saul Centers, Inc. ...............................      13,200         728,508
Simon Property Group, Inc. .......................     259,300      26,264,497
Tanger Factory Outlet Centers, Inc. ..............      36,350       1,420,558
Taubman Centers, Inc. ............................      62,020       3,154,337
Urstadt Biddle Properties, Inc. - Class A ........      26,014         496,607
Weingarten Realty Investors ......................      88,255       4,069,438
                                                                 -------------
                                                                   111,364,069
                                                                 -------------

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -100.6% (CONTINUED)                       SHARES        VALUE
--------------------------------------------------------------------------------
SPECIALIZED -- 19.9%
CentraCore Properties Trust ......................      12,900   $     417,057
Diamondrock Hospitality Co. ......................      89,820       1,617,658
Entertainment Properties Trust ...................      31,020       1,812,809
Equity Inns, Inc. ................................      64,120       1,023,355
FelCor Lodging Trust, Inc. .......................      72,670       1,587,113
Health Care Property Investors, Inc. .............     227,266       8,367,934
Healthcare Realty Trust, Inc. ....................      56,023       2,215,149
Health Care REIT, Inc. ...........................      85,060       3,659,281
Highland Hospitality Corp. .......................      71,650       1,021,012
Hospitality Properties Trust .....................     101,100       4,805,283
Host Hotels & Resorts, Inc. ......................     610,240      14,981,392
Innkeepers USA Trust .............................      52,960         820,880
LaSalle Hotel Properties .........................      46,840       2,147,614
LTC Properties, Inc. .............................      24,290         663,360
Medical Properties Trust, Inc. ...................      47,100         720,630
National Health Investors, Inc. ..................      27,640         912,120
Nationwide Health Properties, Inc. ...............      99,010       2,992,082
Plum Creek Timber Co., Inc. ......................     207,440       8,266,484
Potlatch Corp. ...................................      45,400       1,989,428
Public Storage, Inc. .............................     143,564      13,997,490
Rayonier, Inc. ...................................      89,809       3,686,659
Senior Housing Properties Trust ..................      80,150       1,962,072
Sovran Self Storage, Inc. ........................      23,590       1,351,235
Sunstone Hotel Investors, Inc. ...................      67,620       1,807,483
Trustreet Properties, Inc. .......................      79,120       1,333,172
Universal Health Realty Income Trust .............      13,824         538,859
Winston Hotels, Inc. .............................      34,200         453,150
                                                                 -------------
                                                                    85,150,761
                                                                 -------------

TOTAL COMMON STOCKS (Cost $283,581,975) ..........               $ 430,198,712
                                                                 -------------

================================================================================
CASH EQUIVALENTS -- 0.00%                                SHARES      VALUE
--------------------------------------------------------------------------------
First American Treasury Obligations Fund - Class A
(Cost $838) ......................................         838   $         838
                                                                 -------------

TOTAL INVESTMENT SECURITIES -- 100.6%
(Cost $283,582,813) ..............................               $ 430,199,550

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6)% ..                  (2,367,688)
                                                                 -------------

NET ASSETS -- 100.0% .............................               $ 427,831,862
                                                                 =============

See accompanying notes to portfolio of investments.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Wells S&P REIT Index Fund (the Fund) is a diversified series of the Wells Family of Real Estate Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on June 4, 1997. The Fund was capitalized on December 22, 1997, when Wells Capital, Inc., the parent company of the Fund's investment manager, Wells Asset Management, Inc. (the Adviser), purchased the initial 10,000 Class A shares of the Fund at $10 per share. The public offering of Class A shares of the Fund commenced on March 2, 1998. The Fund had no operations prior to the public offering of Class A shares except for the initial issuance of shares. The public offering of Class B shares, Class C shares and Class I shares commenced on May 7, 1999, May 5, 1999 and August 25, 2003, respectively.

The Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the Index) by investing in the stocks included in the Index.

The Fund currently offers four classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A shares), Class B shares (sold subject to a maximum 5% contingent deferred sales load on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class B shares), Class C shares (sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class C shares) and Class I shares (sold without any sales loads or distribution fees). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) Class B shares automatically convert to Class A shares after approximately eight years, resulting in lower annual expenses; (3) Class I shares are available for purchase only by clients of certain financial intermediaries; (4) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (5) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund is also authorized to issue and sell Retirement Class shares (available for purchase only by certain retirement plans). As of December 31, 2006, the public offering of Retirement Class shares has not yet commenced. Prior to May 1, 2005, a fifth class, Class R, was also offered. Class R shares were sold without any sales loads and an annual distribution fee of up to 0.75% of the average daily net assets attributable to Class R shares. The offering of Class R shares was discontinued on April 30, 2005.

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on stock exchanges are valued at their last sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

SHARE VALUATION -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The maximum offering price per share of Class A shares of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class B shares, Class C shares and Class I shares, is equal to the net asset value per share.

The redemption price per share of each class of shares of the Fund is equal to the net asset value per share. However, Class B shares are subject to a maximum contingent deferred sales load of 5% on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase. Class C shares are subject to a contingent deferred sales load of 1% on amounts redeemed within one year of purchase.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders arising from net investment income are declared and paid quarterly. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Short-term capital gain distributions are treated as ordinary income for income tax purposes. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the years ended December 31, 2006 and 2005 are as follows:

---------------------------------------------------------------------------------------------------
                                                                      RETURN OF
                            YEAR      ORDINARY         LONG-TERM       CAPITAL          TOTAL
                           ENDED      INCOME         CAPITAL GAINS   (NONTAXABLE)   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
          Class A          12/31/06   $  4,565,405   $ 23,986,810    $  3,136,657   $ 31,688,872
                           12/31/05   $  4,728,434   $ 17,156,407    $  3,615,813   $ 25,500,654

          Class B          12/31/06   $    723,032   $  6,137,841    $    799,792   $  7,660,665
                           12/31/05   $    811,131   $  4,439,564    $    901,231   $  6,151,926

          Class C          12/31/06   $    944,814   $  8,018,220    $  1,045,398   $ 10,008,432
                           12/31/05   $  1,091,735   $  5,929,292    $  1,215,764   $  8,236,791

          Class R          12/31/06   $         --   $         --    $         --   $         --
                           12/31/05   $        385   $         --    $        295   $        680

          Class I          12/31/06   $     17,945   $     88,078    $     10,786   $    116,809
                           12/31/05   $     16,266   $     55,169    $     11,133   $     82,568
---------------------------------------------------------------------------------------------------

ALLOCATIONS BETWEEN CLASSES -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

ESTIMATES  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2006:

          Federal income tax cost ............    $ 285,466,151
                                                  =============
          Gross unrealized appreciation ......    $ 147,159,869
          Gross unrealized depreciation ......       (2,426,470)
                                                  -------------
          Net unrealized appreciation ........      144,733,399
                                                  -------------
          Distributable earnings .............    $ 144,733,399
                                                  =============

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales.

For the year ended December 31, 2006, the Fund reclassified return of capital distributions of $4,992,633 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts (REITs). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund reconciles recorded amounts with the returns of capital reported by the REITs shortly after calendar year-end, and an adjustment, if any is required, is then recorded by the Fund.

2.   INVESTMENT TRANSACTIONS

During the period ended December 31, 2006, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments and U.S. government securities, amounted to $76,596,983 and $88,054,283, respectively.

3.   TRANSACTIONS WITH AFFILIATES

Certain Trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

ADVISORY AGREEMENT
The Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs pursuant to the terms of an Advisory Agreement between the Adviser and the Trust. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. In order to reduce the operating expenses of the Fund, the Adviser waived $311,311 of its investment advisory fees and reimbursed the Fund for $255,087 of Class A expenses, $72,941 of Class B expenses, $94,589 of Class C expenses, and $12,972 of Class I expenses during the year ended December 31, 2006. The Adviser has contractually agreed, until at least May 1, 2007, to waive fees and reimburse expenses in order to maintain the total operating expenses of Class A, Class B and Class C shares at or below 0.99%, 1.74% and 1.74%, respectively, per annum. The Adviser has contractually agreed, until at least May 1, 2015, to waive fees and reimburse expenses in order to maintain the total operating expenses of Class I shares at or below 0.74% per annum.

SUB-ADVISORY AGREEMENT
PADCO Advisors, Inc., d/b/a Rydex Investments (the Sub-Adviser), has been retained by the Adviser to manage the Fund's investments pursuant to the terms of a Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust. The Adviser (not the Fund) pays the Sub-Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.10% of the Fund's average daily net assets, subject to a $200,000 minimum annual fee. Prior to July 1, 2006, for these services, the Adviser (not the Fund) paid the Sub-Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.20% of the Fund's average daily net assets up to $100 million; 0.15% of such net assets from $100 million to $500 million; and 0.10% of such net assets in excess of $500 million, subject to a $120,000 minimum annual fee.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related administrative and compliance services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.08% of the Fund's average daily net assets up to $500 million; 0.05% of such net assets from $500 million to $2 billion; 0.04% of such net assets from $2 billion to $3 billion; and 0.03% of such net assets in excess of $3 billion, subject to a minimum monthly fee of $2,000. Prior to July 1, 2006, Ultimus received a monthly fee from the Fund at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; 0.10% of such net assets from $100 million to $250 million; 0.075% of such net assets from $250 million to $500 million; and 0.05% of such net assets in excess of $500 million, subject to a $2,000 minimum monthly fee. Accordingly, Ultimus received $347,783 for administration fees for the year ended December 31, 2006. As of December 31, 2006, the Fund owes Ultimus $29,500 for administration fees.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of $20 per shareholder, subject to a minimum monthly fee of $1,500. As of July 1, 2006, the monthly fee was reduced to $500 for any share class with less than 100 accounts. Accordingly, Ultimus received $396,348 for transfer agent fees for the year ended December 31, 2006. In addition, the Fund pays Ultimus for its out-of-pocket expenses including, but not limited to, postage and supplies. As of December 31, 2006, the Fund owes Ultimus $34,200 for transfer agent fees.

ACCOUNTING SERVICES AGREEMENT
Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Fund pays Ultimus a base fee of $3,500 per month plus an asset based fee computed as a percentage of the Fund's average net assets. Prior to July 1, 2006, for these services, the Fund paid Ultimus a base fee of $4,000 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. Accordingly, Ultimus received $85,032 for accounting services fees for the year ended December 31, 2006. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities. As of December 31, 2006, the Fund owes Ultimus $7,200 for accounting services fees.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, Wells Investment Securities, Inc. (the Underwriter) serves as the exclusive agent for the distribution of shares of the Fund. During the year ended December 31, 2006, the Underwriter earned $127,332 from underwriting and broker commissions on the sale of Class A shares of the Fund. In addition, the Underwriter collected $131,095 and $8,245 in contingent deferred sales loads on redemptions of Class B and Class C shares, respectively. The Underwriter is an affiliate of the Adviser.

SUB-DISTRIBUTION AGREEMENT
Under the terms of a Sub-Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the Sub-Distributor), the Underwriter retains the
Sub-Distributor to assist in the distribution of shares of the Fund. The Sub-Distributor receives no compensation from the Trust or the Underwriter for these services.

PLANS OF DISTRIBUTION
The Trust has adopted plans of distribution under which each class of shares of the Fund, other than Class I shares, may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Class A Plan is 0.25% of the Fund's average daily net assets attributable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of the Fund's average daily net assets attributable to Class B shares and Class C shares, respectively. During the year ended December 31, 2006, the Fund's Class A, Class B, and Class C shares paid distribution expenses of $594,969, $625,904, and $816,416, respectively. There is no plan of distribution for Class I shares.

4.   CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.   BANK LINE OF CREDIT

Effective February 28, 2006, the Fund secured a $10,000,000 line of credit through its custodian bank. Borrowings under this arrangement incur interest at a rate per annum equal to the Prime Rate minus 0.50% at the time of borrowing. During the year ended December 31, 2006, the Fund incurred $4,113 of interest expense related to borrowings. Average debt outstanding during the year ended December 31, 2006 was $52,767. As of December 31, 2006, the Fund had outstanding borrowings of $4,605,000.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
6.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

--------------------------------------------------------------------------------
                                                        YEAR          YEAR
                                                       ENDED         ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2006          2005
--------------------------------------------------------------------------------
CLASS A
Shares sold ......................................     3,311,847     3,949,525
Shares issued in reinvestment of distributions
to shareholders ..................................     1,967,782     1,779,683
Shares redeemed ..................................    (3,942,400)   (5,450,983)
                                                    ------------  ------------
Net increase in shares outstanding ...............     1,337,229       278,225
Shares outstanding, beginning of year ............    18,075,997    17,797,772
                                                    ------------  ------------
Shares outstanding, end of year ..................    19,413,226    18,075,997
                                                    ============  ============

CLASS B
Shares sold ......................................       444,048       634,161
Shares issued in reinvestment of distributions
to shareholders ..................................       461,055       425,393
Shares redeemed ..................................      (633,869)     (641,944)
                                                    ------------  ------------
Net increase in shares outstanding ...............       271,234       417,610
Shares outstanding, beginning of year ............     4,663,499     4,245,889
                                                    ------------  ------------
Shares outstanding, end of year ..................     4,934,733     4,663,499
                                                    ============  ============

CLASS C
Shares sold ......................................       944,498     1,234,062
Shares issued in reinvestment of distributions
to shareholders ..................................       627,874       560,205
Shares redeemed ..................................    (1,324,229)   (1,261,722)
                                                    ------------  ------------
Net increase in shares outstanding ...............       248,143       532,545
Shares outstanding, beginning of year ............     6,225,642     5,693,097
                                                    ------------  ------------
Shares outstanding, end of year ..................     6,473,785     6,225,642
                                                    ============  ============

CLASS R
Shares sold ......................................            --         2,606
Shares issued in reinvestment of distributions
to shareholders ..................................            --            62
Shares redeemed ..................................            --        (7,664)
                                                    ------------  ------------
Net decrease in shares outstanding ...............            --        (4,996)
Shares outstanding, beginning of year ............            --         4,996
                                                    ------------  ------------
Shares outstanding, end of year ..................            --            --
                                                    ============  ============

CLASS I
Shares sold ......................................        12,710        24,627
Shares issued in reinvestment of distributions
to shareholders ..................................         7,963         6,570
Shares redeemed ..................................        (7,628)      (22,513)
                                                    ------------  ------------
Net increase in shares outstanding ...............        13,045         8,684
Shares outstanding, beginning of year ............        58,684        50,000
                                                    ------------  ------------
Shares outstanding, end of year ..................        71,729        58,684
                                                    ============  ============
--------------------------------------------------------------------------------

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
7.   ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its Semi-Annual Report on June 30, 2007.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================


To the Shareholders and Board of Trustees of the Wells S&P REIT Index of the Wells Family of Real Estate Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells S&P REIT Index Fund (the "Fund") of the Wells Family of Real Estate Funds, as of December 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells S&P REIT Index Fund of the Wells Family of Real Estate Funds at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                              /s/ ERNST & YOUNG LLP


Cincinnati, Ohio
February 21, 2007

WELLS S&P REIT INDEX FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                                     POSITION HELD              LENGTH OF
   TRUSTEE                                  ADDRESS                       AGE        WITH THE TRUST            TIME SERVED
-------------------------------------------------------------------------------------------------------------------------------
*Leo F.  Wells, III        6200 The Corners Parkway, Norcross, GA          63   President and Trustee      Since January 1998
 Michael R. Buchanan       1630 Misty Oaks Drive, Atlanta, GA              59   Trustee                    Since September 2002
 Richard W. Carpenter      3080 Pendenville Road, Concord, GA              69   Trustee                    Since January 1998
 Bud Carter                100 Mount Shasta Lane, Alpharetta, GA           68   Trustee                    Since May 1998
 William H. Keogler, Jr.   6631 N.W. 61st Avenue, Parkland, FL             61   Trustee                    Since April 2001
 Donald S. Moss            9165 Etching Overlook, Duluth, GA               71   Trustee                    Since May 1998
 Neil H. Strickland        4800 River Green Parkway, Duluth, GA            71   Trustee                    Since April 2001
 W. Wayne Woody            2277 Peachtree Road, NE, #807, Atlanta, GA      65   Trustee                    Since October 2003
 Randy Fretz               6200 The Corners Parkway, Norcross, GA          54   Vice President             Since February 2007
 Jill W. Maggiore          6200 The Corners Parkway, Norcross, GA          48   Vice President and
                                                                                Chief Compliance Officer   Since March 1999
 Douglas P.  Williams      6200 The Corners Parkway, Norcross, GA          56   Vice President and
                                                                                Assistant Treasurer        Since February 2005
 Robert G. Dorsey          225 Pictoria Drive, Suite 450, Cincinnati, OH   49   Vice President             Since September 2000
 Mark J. Seger             225 Pictoria Drive, Suite 450, Cincinnati, OH   45   Treasurer                  Since September 2000
 John F. Splain            225 Pictoria Drive, Suite 450, Cincinnati, OH   50   Secretary                  Since September 2000

* Mr. Wells, as an affiliated person of the Adviser and the Underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees two portfolios of the Trust, the Wells S&P REIT Index Fund and the Wells Dow Jones Wilshire Global RESI Index Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and other public directorships held by the Trustees are set forth below:

Leo F. Wells, III is President and Director of the Adviser, in addition to the following affiliated companies: Wells Capital, Inc. (a real estate company); Wells & Associates, Inc. (a real estate brokerage company); Wells Management Company, Inc. (a property management company); Wells Advisers, Inc. (a non-bank custodian for IRAs); Wells Real Estate Funds, Inc. (a holding company for the Wells group of companies); Wells Real Estate Advisory Services, Inc. and Wells Development Corporation (a company formed to acquire and develop commercial real estate properties). He is also President and Director of Wells Real Estate Investment Trust II, Inc., Wells Timberland REIT, Inc. and Institutional REIT, Inc. He is a Director of Wells Real Estate Investment Trust, Inc.

Michael R. Buchanan is a retired Managing Director of Bank of America. He is a Director of Wells Real Estate Investment Trust, Inc. and D.R. Horton, Inc.

Richard W. Carpenter is Managing Partner of Carpenter Properties LP (a real estate company). He is the former President of Commonwealth Oil Refining Co., Inc. (an oil refinery) and Realmark Holding Company (a real estate company). He is also a Director of Wells Real Estate Investment Trust, Inc., Wells Real Estate Investment Trust II, Inc. and MidCountry Financial Corp.

Bud  Carter  is  Senior   Atlanta   Chairman  for  Vintage   International   (an
international organization for CEOs). He is a Director of Wells Real Estate Investment Trust, Inc. and Wells Real Estate Investment Trust II, Inc.

William H. Keogler, Jr. is retired President and Chief Executive Officer of Keogler, Morgan & Company, Inc. (a brokerage firm) and Keogler Investment Advisory, Inc. (a registered investment advisor). He is a Director of Wells Real Estate Investment Trust, Inc.

Donald S. Moss is a retired former Senior Vice President of Avon Products, Inc. He is also a Director of Wells Real Estate Investment Trust, Inc., Wells Real Estate Investment Trust II, Inc. and Wells Timberland REIT, Inc.

WELLS S&P REIT INDEX FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================
Neil H. Strickland is the President of Strickland General Agency, Inc. (an insurance agency). He is also a Director of Wells Real Estate Investment Trust, Inc. and Wells Real Estate Investment Trust II, Inc.

W. Wayne Woody is a retired Senior Partner with KPMG LLP (a public accounting firm). He is also a Director of Wells Real Estate Investment Trust, Inc., Wells Real Estate Investment Trust II, Inc. and American HomePatient, Inc. (a home health care provider).

Randy Fretz is Vice President of Wells Real Estate Funds, Inc. He is also Senior Vice President of Wells Real Estate Investment Trust, Inc., Wells Real Estate Investment Trust II, Inc., Wells Timberland REIT, Inc. and Institutional REIT, Inc.

Jill W. Maggiore is Vice President and Chief Compliance Officer of the Adviser and Vice President of Wells Investment Securities, Inc.

Douglas P. Williams is Vice President and Secretary of the Adviser and Vice President, Secretary and Treasurer and a Director of Wells Investment
Securities, Inc. He is also Executive Vice President, Secretary and Treasurer and a Director of Wells Real Estate Investment Trust, Inc., Wells Real Estate Investment Trust II, Inc., Wells Timberland REIT, Inc. and Institutional REIT, Inc.

Robert G. Dorsey is a Managing Director of Ultimus Funds Solutions, LLC (a mutual fund services company) and Ultimus Fund Distributors, LLC (a registered broker-dealer).

Mark J. Seger is a Managing Director of Ultimus Funds Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Funds Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and Executive Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-282-1581.



FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the year ended December 31, 2006. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate $38,555,534 as taxed at a maximum rate of 15%. As required by federal regulations, complete information will be computed and reported in conjunction with your 2006 1099-DIV.

WELLS S&P REIT INDEX FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, possibly including front-end and contingent deferred sales loads, and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The tables below illustrate each class of the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The  calculations  assume no shares were bought or sold during the period.
Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

WELLS S&P Reit Index Fund - Class A
--------------------------------------------------------------------------------
                                    BEGINNING         ENDING
                                     ACCOUNT         ACCOUNT       EXPENSES
                                      VALUE           VALUE       PAID DURING
                                   JULY 1, 2006   DEC. 31, 2006     PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return....   $   1,000.00   $   1,191.60    $       5.47
Based on Hypothetical 5% Return
   (before expenses)...........   $   1,000.00   $   1,020.21    $       5.04
--------------------------------------------------------------------------------
* Expenses are equal to the Wells S&P Reit Index Fund - Class A annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

WELLS S&P REIT INDEX FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
WELLS S&P REIT INDEX FUND - CLASS B
--------------------------------------------------------------------------------
                                    BEGINNING         ENDING
                                     ACCOUNT         ACCOUNT       EXPENSES
                                      VALUE           VALUE       PAID DURING
                                   JULY 1, 2006   DEC. 31, 2006     PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return....   $   1,000.00   $   1,187.10    $       9.59
Based on Hypothetical 5% Return
   (before expenses)...........   $   1,000.00   $   1,016.43    $       8.84
--------------------------------------------------------------------------------
* Expenses are equal to the Wells S&P Reit Index Fund - Class B annualized expense ratio of 1.74% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


WELLS S&P REIT INDEX FUND - CLASS C
--------------------------------------------------------------------------------
                                    BEGINNING         ENDING
                                     ACCOUNT         ACCOUNT       EXPENSES
                                      VALUE           VALUE       PAID DURING
                                   JULY 1, 2006   DEC. 31, 2006     PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return....   $   1,000.00   $   1,186.30    $       9.59
Based on Hypothetical 5% Return
   (before expenses)...........   $   1,000.00   $   1,016.43    $       8.84
--------------------------------------------------------------------------------
* Expenses are equal to the Wells S&P Reit Index Fund - Class C annualized expense ratio of 1.74% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


WELLS S&P REIT INDEX FUND - CLASS I
--------------------------------------------------------------------------------
                                    BEGINNING         ENDING
                                     ACCOUNT         ACCOUNT       EXPENSES
                                      VALUE           VALUE       PAID DURING
                                   JULY 1, 2006   DEC. 31, 2006     PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return....   $   1,000.00   $   1,192.10    $       4.09
Based on Hypothetical 5% Return
   (before expenses)...........   $   1,000.00   $   1,021.48    $       3.77
--------------------------------------------------------------------------------
* Expenses are equal to the Wells S&P Reit Index Fund - Class I annualized expense ratio of 0.74% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

WELLS S&P REIT INDEX FUND
OTHER INFORMATION (UNAUDITED)
================================================================================
The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-282-1581. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-282-1581, or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll free 1-800-282-1581, or on the SEC's website http://www.sec.gov.


APPROVAL OF ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (UNAUDITED)
================================================================================
APPROVAL OF ADVISORY AGREEMENT

The Board of Trustees of the Trust, with the Independent Trustees voting separately, has approved the continuance of the Fund's Advisory Agreement with the Adviser. Approval took place at an in-person meeting held on December 14, 2006, at which a majority of the Trustees were present.

The Independent Trustees were advised by counsel of their fiduciary obligations in approving the Advisory Agreement, and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and whether the Agreement will continue to be in the best interests of the Fund and its shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and
(v) whether fee levels reflect these economies of scale for the benefit of the Fund's shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser's key personnel and the operations and ownership of the Adviser. The Trustees also reviewed the responsibilities of the Adviser under the Advisory Agreement and considered the quality of the services provided to the Fund, including the Adviser's oversight of the Sub-Adviser and other service providers to the Fund. The Independent Trustees were advised and supported by experienced independent counsel throughout the process. Prior to voting, the Independent Trustees reviewed and discussed the proposed continuance of the Advisory Agreement with management of the Adviser.

The Adviser provided the Board with information to assist the Trustees with analyzing the Fund's performance. As the Fund's investment objective is to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the "Index"), the Fund's returns were compared to the returns of the Index over various periods. After reviewing these performance comparisons, it was the consensus of the Independent Trustees that there has been a high degree of correlation between the performance of the Fund and that of the Index. Based upon their review, the Trustees found that the Adviser has provided quality services and that the Fund has consistently adhered to its stated investment objective and strategies.

In reviewing the advisory fees and the total expense ratio of the Fund, the Trustees were provided with comparative expense and advisory fee information for other similarly situated mutual funds. The Independent Trustees noted that the Fund's advisory fee before waivers (0.50%) is significantly less than the average computed by Morningstar for all real estate funds (0.81%), although most of the funds included in such average are actively managed funds rather than index funds. They further noted that the Fund's total expense ratios (0.99% for Class A shares and 1.74% for Class B and Class C shares) are significantly less than the averages for real estate funds with front-end sales loads (1.41%) and with deferred sales loads (2.14%). The Trustees concluded that, based upon the investment strategies and the long-term performance of the Fund, the advisory fees paid by the Fund are reasonable.

The Trustees also reviewed a recent balance sheet of the Adviser and an analysis of the Adviser's revenues and expenses with respect to its management of the Fund during 2006.

WELLS S&P REIT INDEX FUND
APPROVAL OF ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (UNAUDITED) (CONTINUED)
================================================================================
The Independent Trustees concluded that: (1) based on the performance of the Fund and the effectiveness of the Fund in achieving its stated objective, the Adviser has provided quality services; (2) the advisory fees and overall operating expenses of the Fund are well below the averages for real estate funds, as calculated and published by Morningstar; (3) the Adviser's commitment to cap overall operating expenses by waiving a portion of its advisory fees and/or reimbursing expenses of the Fund has enabled the Fund to increase returns for shareholders and maintain an overall expense ratio that is competitive with similarly managed funds; and (4) at current assets levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees also reviewed and considered the "fallout benefits" to, and the profitability of, the Adviser with regards to its management of the Fund but, given the amounts involved, viewed these as secondary factors in connection with their evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Advisory Agreement. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Fund under the Advisory Agreement are fair and reasonable. The Independent Trustees determined that it would be in the best interests of the Fund and its shareholders for the Adviser to continue to serve as investment adviser and voted to renew the Advisory Agreement for an additional annual period.

APPROVAL OF SUB-ADVISORY AGREEMENT

The Board of Trustees, with the Independent Trustees voting separately, has approved an amended Sub-Advisory Agreement with the Sub-Adviser. Approval took place at an in-person meeting held on July 18, 2006, at which all of the Trustees were present. The Sub-Advisory Agreement was amended for the purpose of reducing the amount of fees paid to the Sub-Adviser by the Adviser. Under the amended Sub-Advisory Agreement, the Sub-Adviser is paid a fee at the annual rate of 0.10% of the Fund's average daily net assets, subject to a $200,000 minimum annual fee. Prior to its amendment, the Sub-Advisory Agreement provided for a fee to the Sub-Adviser at the annual rate of 0.20% of the Fund's average daily net assets up to $100 million, 0.15% of the next $400 million of such assets, and 0.10% of such assets in excess of $500 million, subject to a $120,000 minimum annual fee.

In their consideration of the amended Sub-Advisory Agreement, the Trustees evaluated and discussed the responsibilities of the Sub-Adviser under the Agreement. The Trustees also discussed the considerable experience of the Sub-Adviser in managing index funds and considered the quality and scope of services provided by the Sub-Adviser to the Fund. The Independent Trustees were advised and supported by independent counsel during their deliberations. The Independent Trustees were advised by such counsel of their fiduciary obligations in approving the Sub-Advisory Agreement.

The Independent Trustees took note of the fact that, because the Sub-Adviser's fees are paid by the Adviser (not the Fund), the lower sub-advisory fees will not directly benefit the Fund. They concluded, however, that the revised compensation schedule represents a more appropriate split of the advisory fee between the Adviser and the Sub-Adviser, particularly in light of the significant fee waivers and expense reimbursements by the Adviser over the life of the Fund. In approving the amended Sub-Advisory Agreement, the Independent Trustees concluded that the Sub-Adviser is qualified to continue to manage the Fund's assets in accordance with its investment objective and policies. Based on the performance of the Fund, the Independent Trustees believe that the nature and quality of the services provided by the Sub-Adviser have been satisfactory.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the amended Sub-Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to continue to retain the Sub-Adviser to manage the Fund's assets and to approve the Sub-Advisory Agreement, as proposed to be amended.

WELLS S&P REIT INDEX FUND               ----------------------------------------
6200 The Corners Parkway
Norcross, Georgia 30092

BOARD OF TRUSTEES
Leo F. Wells III
Michael R. Buchanan
Richard W. Carpenter
Bud Carter                                             W E L L S
William H. Keogler, Jr.
Donald S. Moss                                           S & P
Neil H. Strickland
W. Wayne Woody                                      REIT INDEX FUND

INVESTMENT ADVISER
Wells Asset Management, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092

SUB-ADVISER                             ----------------------------------------
Rydex Investments
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850
                                                     ANNUAL REPORT
UNDERWRITER
Wells Investment Securities, Inc.                  DECEMBER 31, 2006
6200 The Corners Parkway
Norcross, Georgia 30092
                                                        WELLS
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                             [GRAPHIC OMITTED]
Ernst & Young LLP
1900 Scripps Center                                REAL ESTATE FUNDS
312 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 800-282-1581



                                        ----------------------------------------




                                        ----------------------------------------

LETTER TO SHAREHOLDERS
================================================================================

Dear Wells Shareholder:

Thank you for investing in the Wells Family of Real Estate Funds. We're honored that you've chosen to include our funds as part of your asset allocation plan. As you know, real estate can help diversify your investment portfolio and help manage overall risk. We're proud to offer two investment options that capture the diversification benefits of an index-based strategy.

The Wells S&P REIT Index(SM) Fund seeks to mirror the holdings of the S&P REIT Composite Index(SM), in turn reflecting the total U.S. publicly traded REIT market. One of the benefits of investing in an index fund is the ability to capture a broad range of U.S. real estate sectors and property types -- a strategy that can help balance out volatility because each real estate sector tends to perform independently of the others. The Fund's portfolio includes all three types of REITs -- equity, mortgage, and hybrid -- and its top-five sectors were retail, specialized, residential, office and diversified properties. We believe that the Fund will continue to capture emerging opportunities and growth cycles within the U.S. REIT market.

The Wells Dow Jones Wilshire Global RESI Index(SM) Fund tracks the Dow Jones Wilshire Global Real Estate Securities Index(SM) (RESI) and seeks to capture real estate investment opportunities at the global level. More and more countries around the world are adopting REIT structures and moving privately held real estate into the public investment arena, opening up an array of opportunities for global real estate investors. The Fund currently includes approximately 240 real estate stocks in 22 countries, and its largest weightings were in the diversified, retail, industrial, office and residential sectors. Each country's real estate market tends to perform independently of the other countries' markets, therefore providing diversification and balance in varying economic climates.

The enclosed 2007 Semi-Annual Report contains important fund information and performance data. Please review it and keep it in your records. Thank you again for choosing to invest in the Wells Family of Real Estate Funds. If you have any questions or concerns, please contact Mutual Fund Shareholder Services at 800-282-1581 or visit www.wellsref.com.

Sincerely,


/s/ Leo

Leo F. Wells III
President
Wells Real Estate Funds

                                   Disclosures

THE FUNDS' PROSPECTUS INCLUDES INFORMATION ON CHARGES, EXPENSES, AND OTHER IMPORTANT FACTS. INVESTORS SHOULD CONSIDER THEIR INVESTMENT OBJECTIVES AND RISKS, ALONG WITH THE FUNDS' CHARGES AND EXPENSES BEFORE INVESTING. YOU CAN OBTAIN A PROSPECTUS FROM YOUR FINANCIAL REPRESENTATIVE OR BY VISITING WWW.WELLSREF.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

"Standard & Poor's(R)", "S&P(R)" and "Standard & Poor's REIT Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Wells S&P REIT Index Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

The Dow Jones Wilshire Global RESI(SM) is calculated and distributed by Dow Jones Indexes pursuant to an agreement between Dow Jones & Company and Wilshire Associates Incorporated. "Dow Jones" and "Wilshire" are the respective service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated. The Wells Dow Jones Wilshire Global RESI Index Fund is not sponsored, endorsed, sold, or promoted by Dow Jones or Wilshire.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS IT IS ACCOMPANIED BY A CURRENT PROSPECTUS.

THIS REPORT REFLECTS OUR VIEWS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FOR MORE CURRENT INFORMATION THROUGHOUT THE YEAR PLEASE VISIT WWW.WELLSREF.COM.

WELLS S&P REIT INDEX FUND
SECTOR ALLOCATION (% OF COMMON STOCKS)
JUNE 30, 2007 (UNAUDITED)
================================================================================

                                              Diversified - 8.5%
                                              Industrial - 7.3%
       [GRAPHIC OMITTED]                      Mortgage - 2.7%
                                              Office - 15.1%
                                              Residential - 19.3%
                                              Retail - 26.2%
                                              Specialized - 20.9%



WELLS S&P REIT INDEX FUND
TOP 10 HOLDINGS
JUNE 30, 2007 (UNAUDITED)
================================================================================

                                                          % OF
                                                       NET ASSETS
                                                       ----------

             Simon Property Group, Inc.                  6.3%
             ProLogis                                    4.5%
             Vornado Realty Trust                        4.4%
             Equity Residential                          4.0%
             Archstone-Smith Trust                       4.0%
             General Growth Properties, Inc.             4.0%
             Boston Properties, Inc.                     3.7%
             Host Hotels & Resorts, Inc.                 3.7%
             AvalonBay Communities, Inc.                 2.9%
             Public Storage, Inc.                        2.9%

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
COUNTRY ALLOCATION (% OF COMMON STOCKS)
JUNE 30, 2007 (UNAUDITED)
================================================================================

          [BAR CHART OMITTED]

Australia                        11.9%
Austria                           2.9%
Belgium                           0.4%
Bermuda                           0.8%
Canada                            4.4%
France                            3.0%
Germany                           0.5%
Hong Kong                         4.2%
Italy                             0.4%
Japan                            11.0%
Malaysia                          0.5%
Netherlands                       2.7%
New Zealand                       0.4%
Philippines                       0.4%
Poland                            0.4%
Singapore                         3.4%
South Africa                      0.4%
Spain                             0.5%
Sweden                            0.7%
Switzerland                       0.5%
United Kingdom                    9.5%
United States                    41.1%




WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
TOP 10 HOLDINGS
JUNE 30, 2007 (UNAUDITED)
================================================================================

                                                          % OF
                                                       NET ASSETS
                                                       ----------

             Westfield Group                             4.2%
             Mitsui Fudosan Co. Ltd.                     3.4%
             Brookfield Asset Management, Inc. - Class A 3.2%
             Simon Property Group, Inc.                  2.8%
             Vornado Realty Trust                        2.1%
             Land Securities Group plc                   2.1%
             ProLogis                                    2.0%
             British Land Co. plc                        1.9%
             Equity Residential                          1.8%
             Archstone-Smith Trust                       1.8%

WELLS FAMILY OF REAL ESTATE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNAUDITED)
=======================================================================================================
                                                                                          WELLS DOW
                                                                          WELLS S&P     JONES WILSHIRE
                                                                            REIT         GLOBAL RESI
                                                                         INDEX FUND       INDEX FUND
-------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost .............................................     $297,378,350     $ 26,080,492
                                                                         ============     ============
   At market value (Note 1) ........................................     $383,657,988     $ 24,505,442
Cash ...............................................................               --           20,888
Cash denominated in foreign currency (b) (Note 4) ..................               --          321,679
Dividends receivable ...............................................        1,240,219           83,958
Receivable for investment securities sold ..........................        2,362,816               --
Receivable for capital shares sold .................................          426,859          386,298
Receivable from Adviser (Note 3) ...................................               --           58,638
Other assets .......................................................           78,914           32,966
                                                                         ------------     ------------
   TOTAL ASSETS ....................................................      387,766,796       25,409,869
                                                                         ------------     ------------

LIABILITIES
Income distribution payable ........................................          605,836           20,254
Payable for investment securities purchased ........................          698,141          339,184
Payable for capital shares redeemed ................................        1,589,362              260
Payable to Adviser (Note 3) ........................................          113,226               --
Payable to Underwriter (Note 3) ....................................          176,954            7,605
Payable to Administrator (Note 3) ..................................           69,000           10,800
Other accrued expenses and liabilities .............................           33,047           74,491
                                                                         ------------     ------------
   TOTAL LIABILITIES ...............................................        3,285,566          452,594
                                                                         ------------     ------------

NET ASSETS .........................................................     $384,481,230     $ 24,957,275
                                                                         ============     ============

NET ASSETS CONSIST OF:
Paid-in capital ....................................................     $271,436,982     $ 26,503,451
Accumulated undistributed net investment income ....................            6,385              253
Accumulated net realized gains from security transactions ..........       26,758,225           28,447
Net unrealized appreciation (depreciation) on investments ..........       86,279,638       (1,575,050)
Net unrealized appreciation on translation of assets and liabilities
 in foreign currencies .............................................               --              174
                                                                         ------------     ------------
Net assets .........................................................     $384,481,230     $ 24,957,275
                                                                         ============     ============

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares ............................     $240,640,835     $ 17,312,761
                                                                         ============     ============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) .............................       18,928,390        1,771,291
                                                                         ============     ============
Net asset value and redemption price per share (Note 1) ............     $      12.71     $       9.77
                                                                         ============     ============
Maximum offering price per share (Note 1) ..........................     $      13.24     $      10.18
                                                                         ============     ============

WELLS FAMILY OF REAL ESTATE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNAUDITED) (CONTINUED)
===========================================================================================================
                                                                                               WELLS DOW
                                                                                WELLS S&P    JONES WILSHIRE
                                                                                  REIT        GLOBAL RESI
                                                                               INDEX FUND      INDEX FUND
-----------------------------------------------------------------------------------------------------------
PRICING OF CLASS B SHARES
Net assets applicable to Class B shares ..................................     $61,413,848
                                                                               ===========
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...................................       4,737,868
                                                                               ===========
Net asset value and offering price per share(a) (Note 1) .................     $     12.96
                                                                               ===========

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares ..................................     $81,589,465     $ 5,754,749
                                                                               ===========     ===========
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...................................       6,324,629         590,305
                                                                               ===========     ===========
Net asset value and offering price per share(a) (Note 1) .................     $     12.90     $      9.75
                                                                               ===========     ===========

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares ..................................     $   837,082     $ 1,889,765
                                                                               ===========     ===========
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...................................          65,808         193,316
                                                                               ===========     ===========
Net asset value, offering price and redemption price per share (Note 1) ..     $     12.72     $      9.78
                                                                               ===========     ===========

(a)   Redemption price varies based on length of time held.
(b)   The cost of cash denominated in foreign currency is $320,752

See accompanying notes to financial statements.

WELLS FAMILY OF REAL ESTATE FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)
==================================================================================================
                                                                                      WELLS DOW
                                                                     WELLS S&P      JONES WILSHIRE
                                                                        REIT          GLOBAL RESI
                                                                     INDEX FUND       INDEX FUND
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ...................................................     $ 8,600,881      $   253,273
   Foreign withholding taxes on dividends ......................              --          (26,083)
                                                                     -----------      -----------
     TOTAL INVESTMENT INCOME ...................................       8,600,881          227,190
                                                                     -----------      -----------

EXPENSES
   Distribution expenses, Class A (Note 3) .....................         338,036           10,196
   Distribution expenses, Class B (Note 3) .....................         350,350               --
   Distribution expenses, Class C (Note 3) .....................         463,542           12,613
   Investment advisory fees (Note 3) ...........................       1,085,707           31,613
   Transfer agent fees, Class A (Note 3) .......................         128,294            8,743
   Transfer agent fees, Class B (Note 3) .......................          33,628               --
   Transfer agent fees, Class C (Note 3) .......................          46,608            8,000
   Transfer agent fees, Class I (Note 3) .......................           3,000            3,000
   Custodian fees ..............................................          63,812          136,080
   Administrative services fees (Note 3) .......................         173,728           12,000
   Postage and supplies expense ................................          94,126           14,116
   Trustees fees ...............................................          41,000           41,000
   Accounting services fees (Note 3) ...........................          42,653           25,090
   Professional fees ...........................................          20,525           29,107
   Registration fees, Common ...................................           8,936            4,623
   Registration fees, Class A ..................................           5,920            5,444
   Registration fees, Class B ..................................           2,964               --
   Registration fees, Class C ..................................           4,956            5,129
   Registration fees, Class I ..................................             875              485
   Reports to shareholders .....................................          17,397            8,399
   Insurance expense ...........................................          18,160               --
   Interest expense (Note 7) ...................................           7,301               --
   Other expenses ..............................................          55,118           25,924
                                                                     -----------      -----------
     TOTAL EXPENSES ............................................       3,006,636          381,562
     Fees waived and expenses reimbursed by the Adviser (Note 3)         (15,308)        (279,666)
     Class A expenses reimbursed by the Adviser (Note 3) .......        (134,214)         (14,187)
     Class B expenses reimbursed by the Adviser (Note 3) .......         (36,592)              --
     Class C expenses reimbursed by the Adviser (Note 3) .......         (51,564)         (13,129)
     Class I expenses reimbursed by the Adviser (Note 3) .......          (3,875)          (3,485)
                                                                     -----------      -----------
     NET EXPENSES ..............................................       2,765,083           71,095
                                                                     -----------      -----------

NET INVESTMENT INCOME ..........................................       5,835,798          156,095
                                                                     -----------      -----------

WELLS FAMILY OF REAL ESTATE FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)
(CONTINUED)
============================================================================================
                                                                               WELLS DOW
                                                              WELLS S&P      JONES WILSHIRE
                                                                 REIT          GLOBAL RESI
                                                              INDEX FUND       INDEX FUND
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gains (losses) from:
     Security transactions ..............................     $ 28,641,563      $     28,447
     Foreign currency transactions ......................               --            (7,241)
   Net change in unrealized appreciation/depreciation on:
     Security transactions ..............................      (60,337,099)       (1,575,050)
     Foreign currency translation .......................               --               174
                                                              ------------      ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   AND FOREIGN CURRENCIES ...............................      (31,695,536)       (1,553,670)
                                                              ------------      ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ..............     $(25,859,738)     $ (1,397,575)
                                                              ============      ============

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================================
                                                                                         SIX MONTHS
                                                                                            ENDED          YEAR ENDED
                                                                                         JUNE 30, 2007     DECEMBER 31,
                                                                                          (UNAUDITED)          2006
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ...........................................................     $   5,835,798      $   5,069,503
   Net realized gains from security transactions ...................................        28,641,563         40,117,557
   Net change in unrealized appreciation/depreciation on investments ...............       (60,337,099)        65,640,323
                                                                                         -------------      -------------
Increase (decrease) in net assets from operations ..................................       (25,859,738)       110,827,383
                                                                                         -------------      -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income, Class A ...................................        (4,038,361)        (3,823,989)
   Dividends from net investment income, Class B ...................................          (760,278)          (533,315)
   Dividends from net investment income, Class C ...................................        (1,014,733)          (696,976)
   Dividends from net investment income, Class I ...................................           (16,041)           (15,223)
   Distributions from net realized gains, Class A ..................................                --        (24,728,226)
   Distributions from net realized gains, Class B ..................................                --         (6,327,558)
   Distributions from net realized gains, Class C ..................................                --         (8,266,058)
   Distributions from net realized gains, Class I ..................................                --            (90,800)
   Return of capital, Class A ......................................................                --         (3,136,657)
   Return of capital, Class B ......................................................                --           (799,792)
   Return of capital, Class C ......................................................                --         (1,045,398)
   Return of capital, Class I ......................................................                --            (10,786)
                                                                                         -------------      -------------
Decrease in net assets from distributions to shareholders ..........................        (5,829,413)       (49,474,778)
                                                                                         -------------      -------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)
CLASS A
   Proceeds from shares sold .......................................................        26,221,188         44,377,888
   Net asset value of shares issued in reinvestment of distributions to shareholders         3,324,866         26,829,945
   Payments for shares redeemed ....................................................       (36,381,971)       (52,327,434)
                                                                                         -------------      -------------
Net increase (decrease) in net assets from Class A share transactions ..............        (6,835,917)        18,880,399
                                                                                         -------------      -------------

CLASS B
   Proceeds from shares sold .......................................................         2,653,942          6,016,101
   Net asset value of shares issued in reinvestment of distributions to shareholders           623,320          6,407,928
   Payments for shares redeemed ....................................................        (6,025,364)        (8,570,868)
                                                                                         -------------      -------------
Net increase (decrease) in net assets from Class B share transactions ..............        (2,748,102)         3,853,161
                                                                                         -------------      -------------

CLASS C
   Proceeds from shares sold .......................................................         8,525,355         12,830,799
   Net asset value of shares issued in reinvestment of distributions to shareholders           862,906          8,683,863
   Payments for shares redeemed ....................................................       (11,388,781)       (17,757,976)
                                                                                         -------------      -------------
Net increase (decrease) in net assets from Class C share transactions ..............        (2,000,520)         3,756,686
                                                                                         -------------      -------------

WELLS S&P REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
=========================================================================================================================
                                                                                         SIX MONTHS
                                                                                            ENDED           YEAR ENDED
                                                                                        JUNE 30, 2007       DECEMBER 31,
                                                                                         (UNAUDITED)            2006
-------------------------------------------------------------------------------------------------------------------------
CLASS I
   Proceeds from shares sold .......................................................     $     286,359      $     177,694
   Net asset value of shares issued in reinvestment of distributions to shareholders            14,436            108,559
   Payments for shares redeemed ....................................................          (377,737)          (102,855)
                                                                                         -------------      -------------
Net increase (decrease) in net assets from Class I share transactions ..............           (76,942)           183,398
                                                                                         -------------      -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................       (43,350,632)        88,026,249

NET ASSETS
   Beginning of period .............................................................       427,831,862        339,805,613
                                                                                         -------------      -------------
   End of period ...................................................................     $ 384,481,230      $ 427,831,862
                                                                                         =============      =============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ....................................     $       6,385      $          --
                                                                                         =============      =============

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================================
                                                                                        SIX MONTHS
                                                                                           ENDED         PERIOD ENDED
                                                                                       JUNE 30, 2007     DECEMBER 31,
                                                                                        (UNAUDITED)        2006 (a)
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ...........................................................     $    156,095      $         --
   Net realized gains (losses) from:
     Security transactions .........................................................           28,447                --
     Foreign currency transactions .................................................           (7,241)
   Net change in unrealized appreciation/depreciation on:
     Investments ...................................................................       (1,575,050)               --
     Foreign currency translation ..................................................              174
                                                                                         ------------      ------------
Decrease in net assets from operations .............................................       (1,397,575)               --
                                                                                         ------------      ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income, Class A ...................................         (108,519)               --
   Dividends from net investment income, Class C ...................................          (27,394)               --
   Dividends from net investment income, Class I ...................................          (12,688)               --
                                                                                         ------------      ------------
Decrease in net assets from distributions to shareholders ..........................         (148,601)               --
                                                                                         ------------      ------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
CLASS A
   Proceeds from shares sold .......................................................       16,555,951         2,011,947
   Net asset value of shares issued in reinvestment of distributions to shareholders           93,103                --
   Payments for shares redeemed ....................................................         (296,838)               --
                                                                                         ------------      ------------
Net increase in net assets from Class A share transactions .........................       16,352,216         2,011,947
                                                                                         ------------      ------------

CLASS C
   Proceeds from shares sold .......................................................        6,130,046            10,000
   Net asset value of shares issued in reinvestment of distributions to shareholders           24,678                --
   Payments for shares redeemed ....................................................          (36,496)               --
                                                                                         ------------      ------------
Net increase in net assets from Class C share transactions .........................        6,118,228            10,000
                                                                                         ------------      ------------

CLASS I
   Proceeds from shares sold .......................................................        2,032,250                --
   Net asset value of shares issued in reinvestment of distributions to shareholders           10,566                --
   Payments for shares redeemed ....................................................          (31,756)               --
                                                                                         ------------      ------------
Net increase in net assets from Class I share transactions .........................        2,011,060                --
                                                                                         ------------      ------------

TOTAL INCREASE IN NET ASSETS .......................................................       22,935,328         2,021,947

NET ASSETS
   Beginning of period .............................................................        2,021,947                --
                                                                                         ------------      ------------
   End of period ...................................................................     $ 24,957,275      $  2,021,947
                                                                                         ============      ============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ....................................     $        253      $         --
                                                                                         ============      ============

(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
CLASS A
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS        YEAR          YEAR          YEAR          YEAR          YEAR
                                                   ENDED           ENDED         ENDED         ENDED         ENDED         ENDED
                                               JUNE 30, 2007      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                (UNAUDITED)         2006          2005         2004          2003          2002
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period .......   $   13.77        $   11.64     $   11.97     $   10.31     $    8.26     $    8.63
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
   Net investment income .....................        0.21             0.22          0.27          0.31          0.28          0.34
   Net realized and unrealized gains
     (losses) on investments .................       (1.06)            3.70          0.92          2.73          2.45         (0.07)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Total from investment operations .............       (0.85)            3.92          1.19          3.04          2.73          0.27
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Less distributions:
   Dividends from net investment income ......       (0.21)           (0.22)        (0.27)        (0.31)        (0.28)        (0.34)
   Distributions from net realized gains .....          --            (1.39)        (1.04)        (0.99)        (0.28)        (0.18)
   Return of capital .........................          --            (0.18)        (0.21)        (0.08)        (0.12)        (0.12)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Total distributions ..........................       (0.21)           (1.79)        (1.52)        (1.38)        (0.68)        (0.64)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Net asset value at end of period .............   $   12.71        $   13.77     $   11.64     $   11.97     $   10.31     $    8.26
                                                 =========        =========     =========     =========     =========     =========

Total return(a) ..............................       (6.21%)(c)       34.11%        10.15%        30.13%        33.88%         2.97%
                                                 =========        =========     =========     =========     =========     =========

Net assets at end of period (000's) ..........   $ 240,641        $ 267,234     $ 210,471     $ 212,993     $ 170,443     $  93,545
                                                 =========        =========     =========     =========     =========     =========

Ratio of net expenses to average net assets(b)        0.99%(d)         0.99%         0.99%         0.99%         0.99%         0.99%

Ratio of net investment income
   to average net assets .....................        0.98%(d)         1.60%         2.17%         2.86%         3.19%         3.96%

Portfolio turnover rate ......................          11%(c)           20%           18%           26%           13%           10%


(a)   Total returns shown exclude the effect of applicable sales loads.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.10%(d), 1.18%, 1.25%, 1.30%, 1.34% and 1.38% for the periods ended June 30, 2007, December 31, 2006, 2005, 2004, 2003 and 2002, respectively (Note 3).
(c)   Not annualized.
(d)   Annualized.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
CLASS B
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS        YEAR          YEAR          YEAR          YEAR          YEAR
                                                   ENDED           ENDED         ENDED         ENDED         ENDED         ENDED
                                               JUNE 30, 2007      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                (UNAUDITED)         2006          2005         2004          2003          2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $   14.03        $   11.84     $   12.15     $   10.46     $    8.37     $    8.75
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
   Net investment income .....................        0.16             0.12          0.18          0.23          0.22          0.27
   Net realized and unrealized gains
     (losses) on investments .................       (1.07)            3.75          0.94          2.76          2.48         (0.07)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Total from investment operations .............       (0.91)            3.87          1.12          2.99          2.70          0.20
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Less distributions:
   Dividends from net investment income ......       (0.16)           (0.12)        (0.18)        (0.23)        (0.22)        (0.27)
   Distributions from net realized gains .....          --            (1.39)        (1.04)        (0.99)        (0.28)        (0.18)
   Return of capital .........................          --            (0.17)        (0.21)        (0.08)        (0.11)        (0.13)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Total distributions ..........................       (0.16)           (1.68)        (1.43)        (1.30)        (0.61)        (0.58)
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Net asset value at end of period .............   $   12.96        $   14.03     $   11.84     $   12.15     $   10.46     $    8.37
                                                 =========        =========     =========     =========     =========     =========

Total return(a) ..............................       (6.53%)(c)       33.07%         9.35%        29.12%        32.98%         2.13%
                                                 =========        =========     =========     =========     =========     =========

Net assets at end of period (000's) ..........   $  61,414        $  69,225     $  55,231     $  51,588     $  31,854     $  18,880
                                                 =========        =========     =========     =========     =========     =========

Ratio of net expenses to average net assets(b)        1.74%(d)         1.74%         1.74%         1.74%         1.74%         1.74%

Ratio of net investment income to
   average net assets ........................        0.23%(d)         0.85%         1.42%         2.11%         2.44%         3.21%

Portfolio turnover rate ......................          11%(c)           20%           18%           26%           13%           10%


(a)   Total returns shown exclude the effect of applicable sales loads.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.86%(d), 1.94%, 2.00%, 1.94%, 1.96% and 1.99% for the periods ended June 30, 2007, December 31, 2006, 2005, 2004, 2003 and 2002, respectively (Note 3).
(c)   Not annualized.
(d)   Annualized.

See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND
CLASS C
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS        YEAR          YEAR          YEAR          YEAR          YEAR
                                                   ENDED           ENDED         ENDED         ENDED         ENDED         ENDED
                                               JUNE 30, 2007      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                (UNAUDITED)         2006          2005         2004          2003          2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $   13.96        $   11.79     $   12.10     $   10.43     $    8.35     $    8.72
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
   Net investment income .....................        0.16             0.12          0.18          0.23          0.22          0.27
   Net realized and unrealized gains
     (losses) on investments .................       (1.06)            3.73          0.94          2.74          2.47         (0.06)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Total from investment operations .............       (0.90)            3.85          1.12          2.97          2.69          0.21
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Less distributions:
   Dividends from net investment income ......       (0.16)           (0.12)        (0.18)        (0.23)        (0.22)        (0.27)
   Distributions from net realized gains .....          --            (1.39)        (1.04)        (0.99)        (0.28)        (0.18)
   Return of capital .........................          --            (0.17)        (0.21)        (0.08)        (0.11)        (0.13)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Total distributions ..........................       (0.16)           (1.68)        (1.43)        (1.30)        (0.61)        (0.58)
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Net asset value at end of period .............   $   12.90        $   13.96     $   11.79     $   12.10     $   10.43     $    8.35
                                                 =========        =========     =========     =========     =========     =========

Total return(a) ..............................       (6.49%)(c)       33.04%         9.39%        29.01%        32.94%         2.25%
                                                 =========        =========     =========     =========     =========     =========

Net assets at end of period (000's) ..........   $  81,589        $  90,385     $  73,420     $  68,912     $  38,861     $  19,350
                                                 =========        =========     =========     =========     =========     =========

Ratio of net expenses to average net assets(b)        1.74%(d)         1.74%         1.74%         1.74%         1.74%         1.74%

Ratio of net investment income
   to average net assets .....................        0.23%(d)         0.85%         1.42%         2.11%         2.44%         3.21%

Portfolio turnover rate ......................          11%(c)           20%           18%           26%           13%           10%


(a)   Total returns shown exclude the effect of applicable sales loads.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.86%(d), 1.94%, 2.01%, 1.94%, 1.96% and 1.99% for the periods ended June 30, 2007, December 31, 2006, 2005, 2004, 2003 and 2002, respectively (Note 3).
(c)   Not annualized.
(d)   Annualized.


See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND
CLASS I
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS        YEAR         YEAR         YEAR         YEAR
                                                                ENDED           ENDED        ENDED        ENDED        ENDED
                                                             JUNE 30, 2007     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                                              (UNAUDITED)        2006         2005         2004        2003(a)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $  13.77        $  11.65     $  11.97     $  10.31     $   9.39
                                                               --------        --------     --------     --------     --------

Income (losses) from investment operations:
   Net investment income ...................................       0.23            0.25         0.30         0.29         0.13
   Net realized and unrealized gains (losses) on investments      (1.05)           3.69         0.93         2.77         1.25
                                                               --------        --------     --------     --------     --------
Total from investment operations ...........................      (0.82)           3.94         1.23         3.06         1.38
                                                               --------        --------     --------     --------     --------

Less distributions:
   Dividends from net investment income ....................      (0.23)          (0.25)       (0.30)       (0.29)       (0.13)
   Distributions from net realized gains ...................         --           (1.39)       (1.04)       (0.99)       (0.28)
   Return of capital .......................................         --           (0.18)       (0.21)       (0.12)       (0.05)
                                                               --------        --------     --------     --------     --------
Total distributions ........................................      (0.23)          (1.82)       (1.55)       (1.40)       (0.46)
                                                               --------        --------     --------     --------     --------

Net asset value at end of period ...........................   $  12.72        $  13.77     $  11.65     $  11.97     $  10.31
                                                               ========        ========     ========     ========     ========

Total return ...............................................      (6.02%)(c)      34.32%       10.51%       30.44%       14.78%(c)
                                                               ========        ========     ========     ========     ========

Net assets at end of period (000's) ........................   $    837        $    988     $    683     $    598     $     69
                                                               ========        ========     ========     ========     ========

Ratio of net expenses to average net assets(b) .............       0.74%(d)        0.74%        0.74%        0.74%        0.74%(d)

Ratio of net investment income to average net assets .......       1.23%(d)        1.85%        2.42%        3.11%        3.44%(d)

Portfolio turnover rate ....................................         11%(c)          20%          18%          26%          13%(d)


(a) Represents the period from the initial public offering of Class I shares (August 25, 2003) through December 31, 2003.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.47%(d), 2.42%, 3.92%, 9.41% and 27.09%(d) for the periods ended June 30, 2007, December 31, 2006, 2005, 2004 and 2003, respectively (Note 3).
(c)   Not annualized.
(d)   Annualized.

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
CLASS A
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                      SIX MONTHS      PERIOD
                                                        ENDED         ENDED
                                                    JUNE 30, 2007    DEC. 31,
                                                     (UNAUDITED)      2006(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............   $ 10.00       $ 10.00
                                                       -------       -------

Income (loss) from investment operations:
   Net investment income ...........................      0.06            --
   Net realized and unrealized losses on investments     (0.23)           --
                                                       -------       -------
Total from investment operations ...................     (0.17)           --
                                                       -------       -------

Less distributions:
   Dividends from net investment income ............     (0.06)           --
                                                       -------       -------

Net asset value at end of period ...................   $  9.77       $ 10.00
                                                       =======       =======

Total return(b) ....................................     (1.68%)(d)     0.00%(d)
                                                       =======       =======

Net assets at end of period (000's) ................   $17,313       $ 2,012
                                                       =======       =======

Ratio of net expenses to average net assets(c) .....      1.09%(e)        --

Ratio of net investment income to average net assets      2.82%(e)        --

Portfolio turnover rate ............................         2%(d)        --


(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.
(b)   Total returns shown exclude the effect of applicable sales loads.
(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 6.24%(e) for the period ended June 30, 2007 (Note 3).
(d)   Not annualized.
(e)   Annualized.

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
CLASS C
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                      SIX MONTHS      PERIOD
                                                        ENDED         ENDED
                                                    JUNE 30, 2007    DEC. 31,
                                                     (UNAUDITED)      2006(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............   $ 10.00       $ 10.00
                                                       -------       -------

Income (loss) from investment operations:
   Net investment income ...........................      0.05            --
   Net realized and unrealized losses on investments     (0.25)           --
                                                       -------       -------
Total from investment operations ...................     (0.20)           --
                                                       -------       -------

Less distributions:
   Dividends from net investment income ............     (0.05)           --
                                                       -------       -------

Net asset value at end of period ...................   $  9.75       $ 10.00
                                                       =======       =======

Total return(b) ....................................     (2.02%)(d)     0.00%(d)
                                                       =======       =======

Net assets at end of period (000's) ................   $ 5,755       $    10
                                                       =======       =======

Ratio of net expenses to average net assets(c) .....      1.84%(e)        --

Ratio of net investment income to average net assets      2.07%(e)        --

Portfolio turnover rate ............................         2%(d)        --


(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.
(b)   Total returns shown exclude the effect of applicable sales loads.
(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 7.66%(e) for the period ended June 30, 2007 (Note 3).
(d)   Not annualized.
(e)   Annualized.

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
CLASS I
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                                    PERIOD
                                                                     ENDED
                                                               JUNE 30, 2007 (a)
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------
Net asset value at beginning of period .........................    $ 10.00
                                                                    -------

Income (loss) from investment operations:
   Net investment income .......................................       0.07
   Net realized and unrealized losses on investments ...........      (0.22)
                                                                    -------
Total from investment operations ...............................      (0.15)
                                                                    -------

Less distributions:
   Dividends from net investment income ........................      (0.07)
                                                                    -------

Net asset value at end of period ...............................    $  9.78
                                                                    =======

Total return ...................................................       0.26%(c)
                                                                    =======

Net assets at end of period (000's) ............................    $ 1,890
                                                                    =======

Ratio of net expenses to average net assets(b) .................       0.84%(d)

Ratio of net investment income to average net assets ...........       3.07%(d)

Portfolio turnover rate ........................................          2%(c)


(a) Represents the period from the commencement of operations (January 10, 2007) through June 30, 2007.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 6.44%(e) for the period ended June 30, 2007 (Note 3).
(c)   Not annualized.
(d)   Annualized.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
COMMON STOCKS -- 99.6%                                  SHARES         VALUE
--------------------------------------------------------------------------------
DIVERSIFIED -- 8.5%
Colonial Properties Trust ........................         54,485   $  1,985,978
Crescent Real Estate Equities Co. ................        108,490      2,434,516
Extra Space Storage, Inc. ........................         67,920      1,120,680
Liberty Property Trust ...........................        107,800      4,735,654
One Liberty Properties ...........................          9,304        211,759
PS Business Parks, Inc. ..........................         18,742      1,187,681
Spirit Finance Corp. .............................        133,742      1,947,284
Supertel Hospitality, Inc. .......................         19,890        168,468
Vornado Realty Trust .............................        153,110     16,817,602
Washington Real Estate Investment Trust ..........         54,686      1,859,324
                                                                    ------------
                                                                      32,468,946
                                                                    ------------
INDUSTRIAL -- 7.2%
AMB Property Corp. ...............................        116,786      6,215,351
EastGroup Properties, Inc. .......................         27,828      1,219,423
First Industrial Realty Trust, Inc. ..............         53,206      2,062,264
First Potomac Realty Trust .......................         28,366        660,644
Monmouth Real Estate Investment Corp. - Class A ..         23,688        205,849
ProLogis .........................................        300,800     17,115,520
Republic Property Trust ..........................         30,580        374,605
                                                                    ------------
                                                                      27,853,656
                                                                    ------------
MORTGAGE -- 2.7%
iStar Financial, Inc. ............................        150,252      6,660,671
Thornburg Mortgage, Inc. .........................        141,648      3,708,345
                                                                    ------------
                                                                      10,369,016
                                                                    ------------
OFFICE -- 15.1%
Alexandria Real Estate Equities, Inc. ............         34,534      3,343,582
BioMed Realty Trust, Inc. ........................         76,734      1,927,558
Boston Properties, Inc. ..........................        139,506     14,247,748
Brandywine Realty Trust ..........................        102,040      2,916,303
Corporate Office Properties Trust ................         55,184      2,263,096
Cousins Properties, Inc. .........................         51,228      1,486,124
Digital Realty Trust, Inc. .......................         71,148      2,680,857
Duke Realty Corp. ................................        160,514      5,725,534
Highwoods Properties, Inc. .......................         66,680      2,500,500
HRPT Properties Trust ............................        248,444      2,583,817
Kilroy Realty Corp. ..............................         38,332      2,715,439
Lexington Corporate Properties Trust .............         77,572      1,613,498
Mack-Cali Realty Corp. ...........................         79,614      3,462,413
Parkway Properties, Inc. .........................         18,612        893,934
SL Green Realty Corp. ............................         69,655      8,629,558
U-Store-It Trust .................................         57,874        948,555
                                                                    ------------
                                                                      57,938,516
                                                                    ------------

WELLS S&P REIT INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 99.6% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
RESIDENTIAL -- 19.2%
Agree Realty Corp. ...............................          9,082   $    283,813
American Campus Communities, Inc. ................         27,146        767,960
American Land Lease, Inc. ........................          7,984        199,600
Apartment Investment & Management Co. - Class A ..        113,896      5,742,636
Archstone-Smith Trust ............................        261,326     15,446,980
Associated Estates Realty Corp. ..................         18,242        284,393
AvalonBay Communities, Inc. ......................         93,372     11,100,063
BRE Properties, Inc. - Class A ...................         59,432      3,523,723
Camden Property Trust ............................         66,615      4,461,207
Education Realty Trust ...........................         32,776        459,847
Equity Lifestyle Properties, Inc. ................         28,496      1,487,206
Equity Residential ...............................        340,838     15,552,438
Essex Property Trust, Inc. .......................         30,366      3,531,566
Home Properties, Inc. ............................         38,952      2,022,777
Mid-America Apartment Communities, Inc. ..........         29,826      1,565,269
Post Properties, Inc. ............................         51,156      2,666,762
Sun Communities, Inc. ............................         21,420        637,674
UDR, Inc. ........................................        159,284      4,189,169
                                                                    ------------
                                                                      73,923,083
                                                                    ------------
RETAIL -- 26.1%
Acadia Realty Trust ..............................         37,652        977,069
CBL & Associates Properties, Inc. ................         76,944      2,773,831
Cedar Shopping Centers, Inc. .....................         51,800        743,330
Developers Diversified Realty Corp. ..............        146,472      7,720,539
Equity One, Inc. .................................         43,250      1,105,038
Federal Realty Investment Trust ..................         66,068      5,104,414
General Growth Properties, Inc. ..................        287,306     15,212,853
Glimcher Realty Trust ............................         43,500      1,087,500
Inland Real Estate Corp. .........................         76,429      1,297,764
Kimco Realty Corp. ...............................        265,886     10,122,280
Kite Realty Group Trust ..........................         33,844        643,713
Macerich Co. (The) ...............................         84,030      6,925,753
National Retail Properties, Inc. .................         78,224      1,709,977
Pennsylvania Real Estate Investment Trust ........         43,500      1,928,355
Ramco-Gershenson Properties Trust ................         21,040        755,967
Realty Income Corp. ..............................        118,426      2,983,151
Regency Centers Corp. ............................         81,452      5,742,366
Saul Centers, Inc. ...............................         13,384        606,964
Simon Property Group, Inc. .......................        261,878     24,365,129
Tanger Factory Outlet Centers, Inc. ..............         36,662      1,372,992
Taubman Centers, Inc. ............................         62,840      3,117,492
Urstadt Biddle Properties, Inc. - Class A ........         26,192        445,526
Weingarten Realty Investors ......................         89,165      3,664,682
                                                                    ------------
                                                                     100,406,685
                                                                    ------------

WELLS S&P REIT INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 99.6% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
SPECIALIZED -- 20.8%
Diamondrock Hospitality Co. ......................        110,818   $  2,114,407
Entertainment Properties Trust ...................         31,226      1,679,334
Equity Inns, Inc. ................................         64,530      1,445,472
FelCor Lodging Trust, Inc. .......................         73,136      1,903,730
Health Care Property Investors, Inc. .............        241,514      6,987,000
Healthcare Realty Trust, Inc. ....................         56,065      1,557,486
Health Care REIT, Inc. ...........................         94,390      3,809,580
Highland Hospitality Corp. .......................         72,036      1,383,091
Hospitality Properties Trust .....................        110,038      4,565,477
Host Hotels & Resorts, Inc. ......................        611,994     14,149,301
LaSalle Hotel Properties .........................         47,018      2,041,522
LTC Properties, Inc. .............................         24,398        555,055
Medical Properties Trust, Inc. ...................         57,402        759,428
National Health Investors, Inc. ..................         27,636        876,614
Nationwide Health Properties, Inc. ...............        104,622      2,845,718
Plum Creek Timber Co., Inc. ......................        207,214      8,632,535
Potlatch Corp. ...................................         45,728      1,968,590
Public Storage, Inc. .............................        143,896     11,054,091
Rayonier, Inc. ...................................         90,765      4,097,132
Senior Housing Properties Trust ..................         87,270      1,775,945
Sovran Self Storage, Inc. ........................         24,128      1,162,005
Strategic Hotels & Resorts, Inc. .................         87,158      1,960,183
Sunstone Hotel Investors, Inc. ...................         73,218      2,078,659
Universal Health Realty Income Trust .............         13,816        460,073
                                                                    ------------
                                                                      79,862,428
                                                                    ------------

TOTAL COMMON STOCKS (Cost $296,542,692) ..........                  $382,822,330
                                                                    ------------

================================================================================
CASH EQUIVALENTS -- 0.2%                                SHARES         VALUE
--------------------------------------------------------------------------------
First American Treasury Obligations Fund - Class A
(Cost $835,658) ..................................        835,658   $    835,658
                                                                    ------------

TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $297,378,350) ..............................                  $383,657,988

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% ....                       823,242
                                                                    ------------

NET ASSETS -- 100.0% .............................                  $384,481,230
                                                                    ============

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4%                                   SHARES        VALUE
--------------------------------------------------------------------------------
AUSTRALIA -- 11.6%
Abacus Property Group (a) ........................         19,197   $     32,224
Babcock & Brown Japan Property Trust (a) .........         16,715         25,036
Bunnings Warehouse Property Trust (a) ............          7,973         15,590
Centro Properties Group (a) ......................         28,863        207,698
Centro Retail Group (a) ..........................         20,627         29,591
Centro Shopping America Trust (a) ................         33,490         34,176
CFS Retail Property Trust (a) ....................         66,445        120,798
Commonwealth Property Office Fund (a) ............         53,768         76,331
DB RREEF Trust (a) ...............................         97,224        161,519
Goodman Group (a) ................................         49,593        281,655
GPT Group (a) ....................................         70,316        277,359
ING Industrial Fund (a) ..........................         36,501         72,334
ING Office Fund (a) ..............................         40,821         60,437
ING Real Estate Community Living Group (a) .......          8,778          9,978
Investa Property Group (a) .......................         50,673        125,190
Macquarie CountryWide Trust (a) ..................         43,923         75,120
Macquarie DDR Trust (a) ..........................         30,842         32,751
Macquarie Leisure Trust Group (a) ................          7,148         20,001
Macquarie Office Trust (a) .......................         66,156         93,623
Macquarie ProLogis Trust (a) .....................         28,837         34,962
Tishman Speyer Office Fund (a) ...................         11,723         23,513
Valad Property Group (a) .........................         27,359         45,899
Westfield Group (a) ..............................         61,659      1,041,122
                                                                    ------------
                                                                       2,896,907
                                                                    ------------
AUSTRIA -- 2.9%
IMMOEAST AG (a) (b) ..............................         13,954        196,492
Immofinanz Immobilien Anlagen AG (a) (b) .........         15,676        227,803
Meinl European Land Ltd. (a) (b) .................         10,246        293,051
                                                                    ------------
                                                                         717,346
                                                                    ------------
BELGIUM -- 0.3%
Befimmo S.C.A ....................................            389         39,665
Cofinimmo (a) ....................................            285         54,154
                                                                    ------------
                                                                          93,819
                                                                    ------------
BERMUDA -- 0.7%
Hongkong Land Holdings Ltd. ......................         41,000        184,500
                                                                    ------------

CANADA -- 4.3%
Boardwalk Real Estate Investment Trust ...........            838         38,325
Brookfield Asset Management, Inc. - Class A ......         19,760        791,514
Calloway Real Estate Investment Trust ............          1,207         28,525
Canadian Apartment Properties Real
 Estate Investment Trust .........................          1,000         18,369
Canadian Real Estate Investment Trust ............            884         24,208
First Capital Realty, Inc. .......................            909         21,611
H&R Real Estate Invesmtent Trust .................          2,200         47,444

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
CANADA -- 4.3% (CONTINUED)
Legacy Hotels Real Estate Investment Trust .......          1,900   $     21,255
Primaris Retail Real Estate Investment Trust .....          1,000         18,322
RioCan Real Estate Investment Trust ..............          3,332         74,079
                                                                    ------------
                                                                       1,083,652
                                                                    ------------
FRANCE -- 3.0%
Fonciere des Regions (a) .........................            628         91,407
Gecina SA (a) ....................................            443         73,876
Klepierre (a) ....................................            764        129,096
Societe Immobiliere de Location pour
  l'Industrie et le Commerce (Silic) (a) .........            341         54,874
Unibail (a) ......................................          1,528        389,923
                                                                    ------------
                                                                         739,176
                                                                    ------------
GERMANY -- 0.5%
IVG Immobilien AG (a) ............................          3,116        122,066
                                                                    ------------

HONG KONG -- 4.1%
Champion Real Estate Investment Trust (a) ........         50,000         28,660
Chinese Estates Holdings Ltd. (a) ................         34,371         54,125
GZI Real Estate Investment Trust (a) .............         23,000          9,067
Hang Lung Group Ltd. (a) .........................         28,000        126,478
Hang Lung Properties Ltd. (a) ....................         63,000        217,571
Henderson Investment Ltd. (a) ....................         30,000         43,215
Henderson Land Development Co. Ltd. (a) ..........         23,000        156,815
Hysan Development Co. Ltd. (a) ...................         20,227         53,884
Kerry Properties Ltd. (a) ........................         15,119         94,971
Link REIT (The) (a) ..............................         55,500        122,866
Prosperity REIT (a) ..............................         26,000          5,253
Wheelock and Co. Ltd. (a) ........................         32,000         82,592
Wheelock Properties Ltd. (a) .....................         20,000         23,659
                                                                    ------------
                                                                       1,019,156
                                                                    ------------
ITALY -- 0.4%
Beni Stabili S.p.A. (a) ..........................         37,460         54,394
Pirelli & C. Real Estate S.p.A. (a) ..............            710         41,115
                                                                    ------------
                                                                          95,509
                                                                    ------------
JAPAN -- 10.7%
AEON Mall Co. Ltd. (a) ...........................          1,700         52,113
Creed Office Investment Corp. (a) ................              3         15,927
DA Office Investment Corp. (a) ...................              3         19,611
DAIBIRU CORP. (a) ................................          1,800         24,889
Diamond City Co. Ltd. (a) ........................          1,100         26,523
Frontier Real Estate Investment Corp. (a) ........              4         35,557
Fukuoka REIT Corp. (a) ...........................              3         27,365
Global One Real Estate Investment Co. Ltd. (a) ...              3         36,875
Hankyu REIT, Inc. (a) ............................              2         19,570
HEIWA REAL ESTATE CO. LTD. (a) ...................          5,000         36,500
Japan Excellent, Inc. (a) ........................              5         42,841
Japan Hotel and Resort, Inc. (a) .................              3         16,265

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
JAPAN -- 10.7% (CONTINUED)
Japan Prime Realty Investment Corp. (a) ..........             20   $     77,771
Japan Real Estate Investment Corp. (a) ...........             14        164,039
Japan Retail Fund Investment Corp. (a) ...........             13        112,337
Kenedix Realty Investment Corp. (a) ..............              7         52,212
Mitsui Fudosan Co. Ltd. (a) ......................         30,000        838,330
MORI HILLS REIT INVESTMENT CORP. (a) .............              3         29,334
MORI TRUST Sogo Reit, Inc. (a) ...................              4         45,250
New City Residence Investment Corp. (a) ..........              6         33,241
Nippon Building Fund, Inc. (a) ...................             17        235,118
Nippon Commerical Investment Corp. (a) ...........              9         38,990
Nippon Residential Investment Corp. (a) ..........              6         34,682
Nomura Real Estate Office Fund, Inc. (a) .........              9         96,734
NTT URBAN DEVELOPMENT CORP. (a) ..................             37         71,430
ORIX JREIT, Inc. (a) .............................              7         55,576
Premier Investment Co. (a) .......................              4         38,487
Shoei Co. Ltd. (a) ...............................          1,200         25,098
SURUGA CORP. (a) .................................            900         21,057
TOC Co. Ltd. (a) .................................          3,500         35,946
TOKYU LAND CORP. (a) .............................         16,000        169,620
TOKYU REIT, Inc. (a) .............................              6         57,680
Top REIT, Inc. (a) ...............................              5         30,778
United Urban Investment Corp. (a) ................              5         37,474
ZEPHYR CO. LTD. (a) ..............................              7         14,648
                                                                    ------------
                                                                       2,669,868
                                                                    ------------
MALAYSIA -- 0.5%
KLCC Property Holdings Berhad (a) ................         20,900         22,074
MK Land Holdings Berhad (a) ......................          6,700          2,022
Naim Cendera Holdings Berhad (a) .................          3,300          4,979
Selangor Properties Berhad (a) ...................          3,800          5,204
SP Setia Berhad (a) ..............................         22,600         56,705
Starhill Real Estate Investment Trust (a) ........         18,600          5,773
Sunway City Berhad (a) ...........................         11,900         17,294
                                                                    ------------
                                                                         114,051
                                                                    ------------
NETHERLANDS -- 2.6%
Corio NV (a) .....................................          2,243        175,310
Eurocommerical Properties NV (a) .................          1,018         52,374
Rodamco Europe NV (a) ............................          2,789        370,087
VastNed Retail NV (a) ............................            573         49,847
                                                                    ------------
                                                                         647,618
                                                                    ------------
NEW ZEALAND -- 0.3%
AMP NZ Office Trust (a) ..........................         16,080         16,399
Goodman Property Trust (a) .......................         17,237         19,845
ING Property Trust (a) ...........................         18,776         17,984
Kiwi Income Property Trust (a) ...................         24,458         31,182
                                                                    ------------
                                                                          85,410
                                                                    ------------

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
PHILIPPINES -- 0.4%
Ayala Land, Inc. (a) .............................        165,200   $     62,493
Robinsons Land Corp. (a) .........................          5,300          2,235
SM Prime Holdings, Inc. (a) ......................        161,250         40,980
                                                                    ------------
                                                                         105,708
                                                                    ------------
POLAND -- 0.4%
Echo Investment SA (a) (b) .......................            833         32,568
Globe Trade Centre SA (a) (b) ....................          3,945         68,654
                                                                    ------------
                                                                         101,222
                                                                    ------------
SINGAPORE -- 3.4%
Allco Commercial Real Estate Investment Trust (a)          14,000         11,188
Ascendas Real Estate Investment Trust (A-REIT) (a)         31,000         59,693
Cambridge Industrial Trust (a) ...................         12,000          7,409
Capitacommercial Trust (a) .......................         28,000         53,664
Capitaland Ltd. (a) ..............................         57,000        302,247
CapitaMall Trust (a) .............................         33,000         91,196
Guocoland Ltd. (a) ...............................         16,000         50,889
Macquarie MEAG Prime REIT (a) ....................         23,000         18,666
Mapletree Logistics Trust (a) ....................         25,000         23,246
Singapore Land Ltd. (a) ..........................          5,000         37,254
Suntec Real Estate Investment Trust (a) ..........         45,000         57,189
United Industrial Corp. Ltd. (a) .................         22,000         50,378
UOL Group Ltd. (a) ...............................         19,000         72,303
                                                                    ------------
                                                                         835,322
                                                                    ------------
SOUTH AFRICA -- 0.4%
Capital Property Fund (a) ........................          8,949          7,342
Fountainhead Property Trust (a) ..................         33,485         30,807
Johnnic Holdings Ltd. (a) (b) ....................          4,180          9,066
SA Corporate Real Estate Fund (a) ................         49,691         27,426
Sycom Property Fund (a) ..........................          6,244         17,447
                                                                    ------------
                                                                          92,088
                                                                    ------------
SPAIN -- 0.5%
Fadesa Inmobiliaria SA (a) .......................          1,270         45,005
Metrovacesa SA ...................................            679         75,196
                                                                    ------------
                                                                         120,201
                                                                    ------------
SWEDEN -- 0.7%
Castellum AB (a) .................................          5,400         64,757
Fabege AB (a) ....................................          4,700         51,358
Kungsleden AB (a) ................................          4,579         56,836
                                                                    ------------
                                                                         172,951
                                                                    ------------
SWITZERLAND -- 0.5%
PSP Swiss Property AG (a) ........................          1,561         87,178
Swiss Prime Site AG (a) ..........................            664         38,610
                                                                    ------------
                                                                         125,788
                                                                    ------------

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM -- 9.2%
Big Yellow Group plc (a) .........................          2,686   $     28,158
British Land Co. plc (a) .........................         17,805        475,673
Brixton plc (a) ..................................          8,088         70,789
Capital & Regional plc (a) .......................          2,211         51,532
Derwent London plc (a) ...........................          3,127        114,498
Grainger plc (a) .................................          4,053         45,673
Great Portland Estates plc (a) ...................          5,957         78,887
Hammerson plc (a) ................................          9,919        283,797
Land Securities Group plc (a) ....................         15,114        526,493
Liberty International plc (a) ....................         10,380        237,443
Minerva plc (a) (b) ..............................          5,244         36,935
Quintain Estates & Development plc (a) ...........          4,319         69,889
Segro plc (a) ....................................         15,090        187,905
Shaftesbury plc (a) ..............................          4,486         52,893
Workspace Group plc (a) ..........................          5,657         45,217
                                                                    ------------
                                                                       2,305,782
                                                                    ------------
UNITED STATES -- 40.0%
Acadia Realty Trust ..............................          1,000         25,950
Affordable Residential Communities, Inc. (b) .....          1,600         18,912
Alexander's, Inc. (b) ............................             60         24,255
Alexandria Real Estate Equities, Inc. ............          1,000         96,820
AMB Property Corp. ...............................          3,300        175,626
American Campus Communities, Inc. ................            700         19,803
American Financial Realty Trust ..................          4,100         42,312
Apartment Investment & Management Co. ............          3,300        166,386
Archstone-Smith Trust ............................          7,600        449,236
Ashford Hospitality Trust ........................          4,100         48,216
Associated Estates Realty Corp. ..................            600          9,354
AvalonBay Communities, Inc. ......................          2,700        320,976
BioMed Realty Trust, Inc. ........................          2,200         55,264
Boston Properties, Inc. ..........................          4,100        418,733
Brandywine Realty Trust ..........................          2,900         82,882
BRE Properties, Inc. .............................          1,700        100,793
Brookfield Properties Corp. ......................          7,064        171,726
Camden Property Trust ............................          1,900        127,243
CBL & Associates Properties, Inc. ................          2,200         79,310
Cedar Shopping Centers, Inc. .....................          1,400         20,090
Colonial Properties Trust ........................          1,500         54,675
Corporate Office Properties Trust ................          1,600         65,616
Cousins Properties, Inc. .........................          1,400         40,614
Crescent Real Estate Equities Co. ................          3,200         71,808
DCT Industrial Trust, Inc. .......................          5,614         60,407
Developers Diversified Realty Corp. ..............          4,200        221,382
DiamondRock Hospitality Co. ......................          3,200         61,056
Digital Realty Trust, Inc. .......................          1,900         71,592
Douglas Emmett, Inc. .............................          3,400         84,116
Duke Realty Corp. ................................          4,600        164,082

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
UNITED STATES -- 40.0% (CONTINUED)
EastGroup Properties, Inc. .......................            800   $     35,056
Education Realty Trust, Inc. .....................            900         12,627
Equity Inns, Inc. ................................          1,800         40,320
Equity Lifestyle Properties, Inc. ................            700         36,533
Equity One, Inc. .................................          1,200         30,660
Equity Residential ...............................          9,900        451,737
Essex Property Trust, Inc. .......................            900        104,670
Extra Space Storage, Inc. ........................          2,200         36,300
Federal Realty Investment Trust ..................          1,900        146,794
FelCor Lodging Trust, Inc. .......................          2,100         54,663
First Industrial Realty Trust, Inc. ..............          1,500         58,140
First Potomac Realty Trust .......................            800         18,632
General Growth Properties, Inc. ..................          7,900        418,305
Glimcher Realty Trust ............................          1,200         30,000
GMH Communities Trust ............................          1,400         13,566
Hersha Hospitality Trust .........................          1,300         15,366
Highland Hospitality Corp. .......................          1,900         36,480
Highwoods Properties, Inc. .......................          1,900         71,250
Home Properties, Inc. ............................          1,100         57,123
Hospitality Properties Trust .....................          3,100        128,619
Host Hotels & Resorts, Inc. ......................         17,800        411,536
HRPT Properties Trust ............................          7,000         72,800
Inland Real Estate Corp. .........................          2,000         33,960
Innkeepers USA Trust .............................          1,600         28,368
Kilroy Realty Corp. ..............................          1,100         77,924
Kimco Realty Corp. ...............................          7,500        285,525
Kite Realty Group Trust ..........................          1,000         19,020
LaSalle Hotel Properties .........................          1,300         56,446
Liberty Property Trust ...........................          3,100        136,183
Macerich Co. (The) ...............................          2,400        197,808
Mack-Cali Realty Corp. ...........................          2,300        100,027
Maguire Properties, Inc. .........................          1,200         41,196
Mid-America Apartment Communities, Inc. ..........            900         47,232
Parkway Properties, Inc. .........................            500         24,015
Pennsylvania Real Estate Investment Trust ........          1,200         53,196
Post Properties, Inc. ............................          1,500         78,195
ProLogis .........................................          8,800        500,720
PS Business Parks, Inc. ..........................            500         31,685
Public Storage, Inc. .............................          4,400        338,008
Ramco-Gershenson Properties Trust ................            600         21,558
Regency Centers Corp. ............................          2,400        169,200
Saul Centers, Inc. ...............................            400         18,140
Simon Property Group, Inc. .......................          7,600        707,104
SL Green Realty Corp. ............................          2,000        247,780
Sovran Self Storage, Inc. ........................            700         33,712
Strategic Hotels & Resorts, Inc. .................          2,500         56,225
Sun Communities, Inc. ............................            500         14,885
Sunstone Hotel Investors, Inc. ...................          2,100         59,619

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
UNITED STATES -- 40.0% (CONTINUED)
Tanger Factory Outlet Centers, Inc. ..............          1,000   $     37,450
Taubman Centers, Inc. ............................          1,800         89,298
TravelCenters of America LLC (b) .................             30          1,213
UDR, Inc. ........................................          4,500        118,350
U-Store-It Trust .................................          1,500         24,585
Vornado Realty Trust .............................          4,800        527,232
Washington Real Estate Investment Trust ..........          1,600         54,400
Weingarten Realty Investors ......................          2,700        110,970
Winston Hotels, Inc. (b) .........................          1,000         15,000
                                                                    ------------
                                                                       9,986,641
                                                                    ------------

TOTAL COMMON STOCKS (Cost $25,891,204) ...........                  $ 24,314,781
                                                                    ------------

================================================================================
RIGHTS -- 0.0%                                          SHARES         VALUE
--------------------------------------------------------------------------------
SINGAPORE -- 0.0%
Allco Commercial Rights (Cost $0) ................         14,000   $      1,373
                                                                    ------------

================================================================================
CASH EQUIVALENTS -- 0.8%                                SHARES         VALUE
--------------------------------------------------------------------------------
First American Treasury Obligations Fund - Class A
(Cost $189,288) ..................................        189,288   $    189,288
                                                                    ------------

TOTAL INVESTMENT SECURITIES -- 98.2%
  (Cost $26,080,492) .............................                  $ 24,505,442

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.8% ....                       451,833
                                                                    ------------

NET ASSETS -- 100.0% .............................                  $ 24,957,275
                                                                    ============

(a) Fair value priced (Note 1). Fair valued securities totaled $12,945,127 at June 30, 2007, representing 51.9% of net assets.
(b)   Non-income producing security.

See accompanying notes to financial statements.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================

1.  SIGNIFICANT ACCOUNTING POLICIES

The Wells S&P REIT Index Fund (the REIT Index Fund) and the Wells Dow Jones Wilshire Global RESI Index Fund (the Global Index Fund) (collectively, the Funds) are each a diversified series of the Wells Family of Real Estate Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on June 4, 1997. The REIT Index Fund was capitalized on December 22, 1997, when Wells Capital, Inc., an affiliate of the Fund's investment manager, Wells Asset Management, Inc. (the Adviser), purchased the initial 10,000 Class A shares of the REIT Index Fund at $10 per share. The public offering of Class A shares of the REIT Index Fund commenced on March 2, 1998. The REIT Index Fund had no operations prior to the public offering of Class A shares except for the initial issuance of shares. The public offering of Class B shares, Class C shares and Class I shares of the REIT Index Fund commenced on May 7, 1999, May 5, 1999 and August 25, 2003, respectively. The public offering of Class A and Class C shares of the Global Index Fund commenced on December 29, 2006. The Global Index Fund had no operations prior to the public offering of Class A and Class C shares. The public offering of Class I shares of the Global Index Fund commenced on January 10, 2007.

The REIT Index Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index by investing in the stocks included in the Index.

The Global Index Fund seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire Global Real Estate Securities Index by investing in the securities included in the Index.

The REIT Index Fund has issued four classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A shares), Class B shares (subject to a maximum 5% contingent deferred sales load on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class B shares), Class C shares (sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class C shares) and Class I shares (sold without any sales loads or distribution fees). Each class of shares represents an interest in the same assets of the REIT Index Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) Class B shares automatically convert to Class A shares after approximately eight years, resulting in lower annual expenses; (3) Class I shares are available for purchase only by clients of certain financial intermediaries; (4) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (5) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The REIT Index Fund is also authorized to issue and sell shares of one additional class of shares: Retirement Class shares (available for purchase only by certain retirement plans). As of June 30, 2007, the public offering of the Retirement Class shares has not yet commenced.

The Global Index Fund currently offers three classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A shares), Class C shares (sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class C shares) and Class I shares (sold without any sales loads or distribution fees). Each class of shares represents an interest in the same assets of the Global Index Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) Class I shares are available for purchase only by clients of certain financial intermediaries;
(3) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (4) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Global Index Fund is also authorized to issue and sell shares of one additional class of shares: Retirement Class shares (available for purchase only by certain retirement plans). As of June 30, 2007, the public offering of the Retirement Class shares has not yet commenced.

SECURITIES VALUATION -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) as follows: (1) securities which are traded on stock exchanges are valued at their last reported sale price as of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at their last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being values, (4) securities which are

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Because the value of foreign securities may be materially affected by events occurring before the Global Index Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, its portfolio securities may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the Global Index Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U. S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) will be valued at amortized cost, which approximates market value.

SHARE VALUATION -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The maximum offering price per share of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class B shares, Class C shares and Class I shares, is equal to the net asset value per share.

The redemption price per share of each class of shares of each Fund is equal to the net asset value per share. However, Class B shares of the REIT Index Fund are subject to a maximum contingent deferred sales load of 5% on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase. Class C shares of each Fund are subject to a contingent deferred sales load of 1% on amounts redeemed within one year of purchase.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders arising from net investment income are declared and paid quarterly. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the periods ended June 30, 2007 and December 31, 2006 are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                    RETURN OF
                                         PERIOD      ORDINARY       LONG-TERM         CAPITAL     TOTAL
WELLS S&P REIT INDEX FUND                 ENDED       INCOME       CAPITAL GAINS   (NONTAXABLE)  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
    Class A                               6/30/07    $ 4,038,361    $        --    $        --    $ 4,038,361
                                         12/31/06    $ 4,565,405    $23,986,810    $ 3,136,657    $31,688,872

    Class B                               6/30/07    $   760,278    $        --    $        --    $   760,278
                                         12/31/06    $   723,032    $ 6,137,841    $   799,792    $ 7,660,665

    Class C                               6/30/07    $ 1,014,733    $        --    $        --    $ 1,014,733
                                         12/31/06    $   944,814    $ 8,018,220    $ 1,045,398    $10,008,432

    Class I                               6/30/07    $    16,041    $        --    $        --    $    16,041
                                         12/31/06    $    17,945    $    88,078    $    10,786    $   116,809
---------------------------------------------------------------------------------------------------------------

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
=========================================================================================
                                                     PERIOD     ORDINARY        TOTAL
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND       ENDED      INCOME     DISTRIBUTIONS
------------------------------------------------------------------------------------------
    Class A                                         6/30/07   $   108,519    $   108,519
                                                   12/31/06   $        --    $        --

    Class C                                         6/30/07   $    27,394    $    27,394
                                                   12/31/06   $        --    $        --

    Class I                                         6/30/07   $    12,688    $    12,688
                                                   12/31/06   $        --    $        --
------------------------------------------------------------------------------------------

ALLOCATIONS BETWEEN CLASSES -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

ESTIMATES  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2007:

--------------------------------------------------------------------------------
                                                                     WELLS DOW
                                                    WELLS S&P     JONES WILSHIRE
                                                      REIT          GLOBAL RESI
                                                   INDEX FUND       INDEX FUND
--------------------------------------------------------------------------------
Federal income tax cost ......................   $ 298,688,040    $  26,082,661
                                                 =============    =============
Gross unrealized appreciation ................   $  96,008,556    $     481,166
Gross unrealized depreciation ................     (11,038,608)      (2,058,385)
                                                 -------------    -------------
Net unrealized appreciation (depreciation) ...      84,969,948       (1,577,219)
Net unrealized appreciation on translation of
 assets and liabilities in foreign currencies               --              174
Undistributed ordinary income ................           6,385              253
Other gains ..................................      28,067,915           30,616
                                                 -------------    -------------
Distributable earning (accumulated deficit) ..   $ 113,044,248    $  (1,546,176)
                                                 =============    =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The majority of the dividend income recorded by the REIT Fund is from Real Estate Investment Trusts (REITs). The majority of the dividend income recorded by the Global Index Fund is from REITs and Real Estate Operating Companies (REOCs). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. Each Fund reconciles recorded amounts with the returns of capital reported by the REITs and/or REOCs shortly after calendar year-end, and an adjustment, if any is required, is then recorded by each Fund.

2.  INVESTMENT TRANSACTIONS

During the six months ended June 30, 2007, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments and U.S. government securities, amounted to $49,819,340 and $65,500,186, respectively, for the REIT Index Fund and $26,197,969 and $315, 521, respectively, for the Global Index Fund.

3.  TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

ADVISORY AGREEMENT

The Adviser provides general investment supervisory services to each Fund and manages each Fund's business affairs pursuant to the terms of an Advisory Agreement between the Adviser and the Trust.

The REIT Index Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. In order to reduce the operating expenses of the REIT Index Fund, the Adviser waived $15,308 of its investment advisory fees and reimbursed the REIT Index Fund for $134,214 of Class A expenses, $36,592 of Class B expenses, $51,564 of Class C expenses and $3,875 of Class I expenses during the six months ended June 30, 2007. The Adviser has contractually agreed, until at least May 1, 2008, to waive fees and reimburse annual expenses in order to maintain the total annual operating expenses of Class A, Class B and Class C shares of the REIT Index Fund at or below 0.99%, 1.74% and 1.74%, respectively, of average daily net assets. The Adviser has contractually agreed, until at least May 1, 2015, to waive fees and reimburse expenses in order to maintain the total operating expenses of Class I shares at or below 0.74% per annum.

The Global Index Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.55% of the average daily net assets of the Global Index Fund. In order to reduce the operating expenses of the Global Index Fund, the Adviser waived its entire investment advisory fees of $31,613 and reimbursed the Fund for $248,053 of common expenses, $14,187 of Class A expenses, $13,129 of Class C expenses and $3,485 of Class I expenses during the six months ended June 30, 2007. The Adviser has contractually agreed, until at least December 31, 2009, to waive fees and reimburse expenses in order to maintain the total annual operating expenses of Class A, Class C and Class I shares of the Global Index Fund at or below 1.09%, 1.84% and 0.84%, respectively, of average daily net assets.

SUB-ADVISORY AGREEMENT

PADCO Advisors, Inc., d/b/a Rydex Investments (Rydex), has been retained by the Adviser to manage the REIT Index Fund's investments pursuant to the terms of a Sub-Advisory Agreement between Rydex, the Adviser and the Trust. The Adviser (not the REIT Index Fund) pays Rydex a fee, computed and accrued daily and paid monthly, at an annual rate of 0.10% of the REIT Index Fund's average daily net assets, subject to a $200,000 minimum annual fee.

The Tuckerman Group, LLC ( Tuckerman), has been retained by the Adviser to manage the Global Index Fund's investments pursuant to the terms of a Sub-Advisory Agreement between Tuckerman, the Adviser and the Trust. The Adviser (not the Global Index Fund) will pay Tuckerman a fee, paid monthly, at an annual rate of 0.35% of the Global Index Fund's average daily net assets up to $50 million; 0.30% of such assets from $50 million to $100 million; and 0.25% of such assets in excess of $100 million, subject to a $150,000 minimum annual fee.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, Ultimus supplies non-investment related administrative and compliance services for each Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of 0.08% of each Fund's average daily net assets up to $500 million; 0.05% of such net assets from $500 million to $2 billion; 0.04% of such net assets from $2 billion to $3 billion; and 0.03% of such net assets in excess of $3 billion, subject to a minimum monthly fee of $2,000 for each Fund.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT

Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of $20 per shareholder, subject to a minimum monthly fee of $1,500 for a share class with 100 or more accounts. For a share class with less than 100 accounts, the monthly fee is reduced to $500. In addition, the Funds pay Ultimus for its out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, the REIT Index Fund pays Ultimus a base fee of $3,500 per month plus an asset-based fee computed as a percentage of the REIT Index Fund's average net assets, and the Global Index Fund pays Ultimus a base fee of $4,000 per month plus an asset based fee computed as a percentage of the Global Index Fund's average net assets. In addition, each Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of each Fund's portfolio securities.

UNDERWRITING AGREEMENT

Under the terms of an Underwriting Agreement, Wells Investment Securities, Inc. (the Underwriter) serves as the exclusive agent for the distribution of shares of each Fund. During the six months ended June 30, 2007, the Underwriter earned fees of $69,605 and $51,010 from underwriting and broker commissions on the sale of Class A shares of the REIT Index Fund and the Global Index Fund, respectively. In addition, the Underwriter collected $58,511 in contingent deferred sales loads on redemption of Class B shares of the REIT Index Fund and $5,126 and $296 in contingent deferred sales loads on redemptions of Class C shares of the REIT Index Fund and the Global Index Fund, respectively. The Underwriter is an affiliate of the Adviser.

SUB-DISTRIBUTION AGREEMENT

Under the terms of a Sub-Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the Sub-Distributor), the Underwriter retains the Sub-Distributor to assist in the distribution of shares of each Fund. The Sub-Distributor receives no compensation from the Trust or the Underwriter for these services.

PLANS OF DISTRIBUTION

The Trust has adopted plans of distribution under which each class of shares of each Fund, other than Class I shares, may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Class A Plan is 0.25% of each Fund's average daily net assets attributable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of each Fund's average daily net assets attributable to Class B shares and Class C shares. During the six months ended June 30, 2007, the REIT Index Fund's Class A, Class B and Class C shares paid distribution expenses of $338,036, $350,350 and $463,542, respectively, and the Global Index Fund's Class A and Class C shares paid distribution expenses of $10,196 and $12,613, respectively. There are no plans of distribution for Class I shares.

4.  FOREIGN CURRENCY TRANSLATION

With respect to the Global Index Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities will be translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses will be translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Global Index Fund will not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations will be included with the net realized and unrealized gains or losses on investments.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Global Index Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

5.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Global Index Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Global Index Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Global Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Global Index Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses will be included in the Global Index Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of June 30, 2007, the Global Index Fund had no forward foreign currency exchange contracts outstanding.

6.  CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. BANK LINE OF CREDIT

The REIT Index Fund has secured a $10,000,000 line of credit through its custodian bank. Borrowings under this arrangement incur interest at a rate per annum equal to the Prime Rate minus 0.50% at the time of borrowing. During the six months ended June 30, 2007, the REIT Index Fund incurred $7,301 of interest expense related to borrowings. Average debt outstanding during the six months ended June 30, 2007 was $187,378. As of June 30, 2007, the REIT Index Fund had no outstanding borrowings.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

8.  CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

WELLS S&P REIT INDEX FUND
--------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED         YEAR ENDED
                                                   JUNE 30, 2007    DECEMBER 31,
                                                    (UNAUDITED)         2006
--------------------------------------------------------------------------------
CLASS A
Shares sold ......................................     1,852,361      3,311,847
Shares issued in reinvestment of distributions to
 shareholders ....................................       251,158      1,967,782
Shares redeemed ..................................    (2,588,355)    (3,942,400)
                                                     -----------    -----------
Net increase (decrease) in shares outstanding ....      (484,836)     1,337,229
Shares outstanding, beginning of period ..........    19,413,226     18,075,997
                                                     -----------    -----------
Shares outstanding, end of period ................    18,928,390     19,413,226
                                                     ===========    ===========

CLASS B
Shares sold ......................................       180,216        444,048
Shares issued in reinvestment of distributions to
 shareholders ....................................        46,338        461,055
Shares redeemed ..................................      (423,419)      (633,869)
                                                     -----------    -----------
Net increase (decrease) in shares outstanding ....      (196,865)       271,234
Shares outstanding, beginning of period ..........     4,934,733      4,663,499
                                                     -----------    -----------
Shares outstanding, end of period ................     4,737,868      4,934,733
                                                     ===========    ===========

CLASS C
Shares sold ......................................       590,534        944,498
Shares issued in reinvestment of distributions to
 shareholders ....................................        64,451        627,874
Shares redeemed ..................................      (804,141)    (1,324,229)
                                                     -----------    -----------
Net increase (decrease) in shares outstanding ....      (149,156)       248,143
Shares outstanding, beginning of period ..........     6,473,785      6,225,642
                                                     -----------    -----------
Shares outstanding, end of period ................     6,324,629      6,473,785
                                                     ===========    ===========

CLASS I
Shares sold ......................................        19,761         12,710
Shares issued in reinvestment of distributions to
 shareholders ....................................         1,084          7,963
Shares redeemed ..................................       (26,766)        (7,628)
                                                     -----------    -----------
Net increase (decrease) in shares outstanding ....        (5,921)        13,045
Shares outstanding, beginning of period ..........        71,729         58,684
                                                     -----------    -----------
Shares outstanding, end of period ................        65,808         71,729
                                                     ===========    ===========
--------------------------------------------------------------------------------

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
--------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED         YEAR ENDED
                                                   JUNE 30, 2007    DECEMBER 31,
                                                     (UNAUDITED)       2006
--------------------------------------------------------------------------------
CLASS A
Shares sold ......................................     1,589,233        201,195
Shares issued in reinvestment of distributions to
  shareholders ...................................         9,530             --
Shares redeemed ..................................       (28,667)            --
                                                     -----------    -----------
Net increase in shares outstanding ...............     1,570,096        201,195
Shares outstanding, beginning of period ..........       201,195             --
                                                     -----------    -----------
Shares outstanding, end of period ................     1,771,291        201,195
                                                     ===========    ===========

CLASS C
Shares sold ......................................       590,348          1,000
Shares issued in reinvestment of distributions to
  shareholders ...................................         2,531             --
Shares redeemed ..................................        (3,574)            --
                                                     -----------    -----------
Net increase in shares outstanding ...............       589,305          1,000
Shares outstanding, beginning of period ..........         1,000             --
                                                     -----------    -----------
Shares outstanding, end of period ................       590,305          1,000
                                                     ===========    ===========

CLASS I
Shares sold ......................................       195,232
Shares issued in reinvestment of distributions to
  shareholders ...................................         1,080             --
Shares redeemed ..................................        (2,996)            --
                                                     -----------    -----------
Net increase in shares outstanding ...............       193,316             --
Shares outstanding, beginning of period ..........            --             --
                                                     ===========    ===========
Shares outstanding, end of period ................       193,316             --
                                                     ===========    ===========
--------------------------------------------------------------------------------

9.  ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Funds have adopted FIN 48 with this semi-annual report. Based on its analysis, management does not believe that the adoption of FIN 48 has a material impact on the financial statements.

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

WELLS FAMILY OF REAL ESTATE FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of cost: (1) transaction costs, possibly including front-end and contingent deferred sales loads, and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's ongoing costs expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The tables below illustrate each class of each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

WELLS FAMILY OF REAL ESTATE FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
(CONTINUED)
=========================================================================================================
                                                               BEGINNING         ENDING        EXPENSES
                                                             ACCOUNT VALUE    ACCOUNT VALUE  PAID DURING
                                                             JAN. 1, 2007     JUNE 30, 2007    PERIOD*
---------------------------------------------------------------------------------------------------------
WELLS S&P REIT INDEX FUND - CLASS A
Based on Actual Fund Return .............................    $   1,000.00     $     937.90     $   4.76
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,019.89     $   4.96
WELLS S&P REIT INDEX FUND - CLASS B
Based on Actual Fund Return .............................    $   1,000.00     $     934.70     $   8.35
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,016.17     $   8.70
WELLS S&P REIT INDEX FUND - CLASS C
Based on Actual Fund Return .............................    $   1,000.00     $     935.10     $   8.35
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,016.17     $   8.70
WELLS S&P REIT INDEX FUND - CLASS I
Based on Actual Fund Return .............................    $   1,000.00     $     939.80     $   3.56
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,021.12     $   3.71

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND - CLASS A
Based on Actual Fund Return .............................    $   1,000.00     $     983.20     $   5.36
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,019.39     $   5.46
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND - CLASS C
Based on Actual Fund Return .............................    $   1,000.00     $     979.80     $   9.18
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,015.93     $   9.35
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND - CLASS I
Based on Actual Fund Return .............................    $   1,000.00     $   1,002.60     $   3.94
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,019.49     $   3.97
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) (except for the Global Index Fund - Class I, which was multiplied by 171/365 to reflect its inception date of January 11, 2007).

      Wells S&P REIT Index Fund - Class A                               0.99%
      Wells S&P REIT Index Fund - Class B                               1.74%
      Wells S&P REIT Index Fund - Class C                               1.74%
      Wells S&P REIT Index Fund - Class I                               0.74%
      Wells Dow Jones Wilshire Global RESI Index Fund - Class A         1.09%
      Wells Dow Jones Wilshire Global RESI Index Fund - Class C         1.84%
      Wells Dow Jones Wilshire Global RESI Index Fund - Class I         0.84%

WELLS FAMILY OF REAL ESTATE FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-282-1581. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that each Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-282-1581, or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll free 1-800-282-1581, or on the SEC's website http://www.sec.gov.

WELLS FAMILY OF REAL ESTATE FUNDS
6200 The Corners Parkway
Norcross, Georgia 30092                       -------------------------------

BOARD OF TRUSTEES                                         WELLS
Leo F. Wells III                                   S&P REIT INDEX FUND
Michael R. Buchanan
Richard W. Carpenter
Bud Carter
William H. Keogler, Jr.
Donald S. Moss                                            WELLS
Neil H. Strickland                                 DOW JONES WILSHIRE
W. Wayne Woody                                    GLOBAL RESI INDEX FUND

INVESTMENT ADVISER
Wells Asset Management, Inc.                  -------------------------------
6200 The Corners Parkway
Norcross, Georgia 30092

SUB-ADVISERS
Rydex Investments
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

The Tuckerman Group, LLC
4 International Drive, Suite 230
Rye Brook, New York 10573

UNDERWRITER                                        SEMI-ANNUAL REPORT
Wells Investment Securities, Inc.                    JUNE 30, 2007
6200 The Corners Parkway                              (UNAUDITED)
Norcross, Georgia 30092

INDEPENDENT  REGISTERED                              [LOGO OMITTED]
PUBLIC ACCOUNTING FIRM                                   WELLS
Ernst & Young LLP                                  REAL ESTATE FUNDS
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-282-1581

                        WELLS FAMILY OF REAL ESTATE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                DECEMBER 1, 2007


                 WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND



         This Statement of Additional Information supplements the Prospectuses, dated as of December 1, 2007, relating to Class A shares, Class C shares, Class I shares and Retirement Class Shares (each a "Class" and collectively the "Classes") of the Wells Dow Jones Wilshire Global RESI Index Fund (the "Fund"). The Fund is a series of Wells Family of Real Estate Funds, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectuses, should be read only in conjunction with the current Prospectuses for the Fund.

         Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectuses of the Fund. Copies of the Fund's Prospectuses may be obtained by writing the Fund at 6200 The Corners Parkway, Norcross, Georgia 30092, or by calling the Fund toll-free at 800-282-1581, or on the Fund's website:
WWW.WELLSREF.COM. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                       STATEMENT OF ADDITIONAL INFORMATION

                        Wells Family of Real Estate Funds
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                                TABLE OF CONTENTS
                                -----------------

THE TRUST......................................................................3

INVESTMENT POLICIES AND RISK CONSIDERATIONS....................................4

INVESTMENT LIMITATIONS.........................................................9

TRUSTEES AND OFFICERS.........................................................11

THE INVESTMENT ADVISER........................................................16

THE SUB-ADVISER...............................................................17

THE UNDERWRITER...............................................................19

DISTRIBUTION PLANS............................................................20

SECURITIES TRANSACTIONS.......................................................22

PORTFOLIO HOLDINGS DISCLOSURE POLICY..........................................23

PORTFOLIO TURNOVER............................................................24

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................25

PURCHASES AND REDEMPTIONS OF SHARES...........................................25

TAXES.........................................................................27

HISTORICAL PERFORMANCE INFORMATION............................................30

PRINCIPAL SECURITY HOLDERS....................................................33

CUSTODIAN.....................................................................33

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................33

LEGAL COUNSEL.................................................................33

TRANSFER AGENT................................................................33

INFORMATION REGARDING DOW JONES AND WILSHIRE..................................34

FINANCIAL STATEMENTS..........................................................35

APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES.............................36

THE TRUST
---------

      Wells Family of Real Estate Funds (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on June 6, 1997. The Trust currently offers two series of shares to investors, the Wells Dow Jones Wilshire U.S. REIT Index Fund (formerly the Wells S&P REIT Index Fund) and the Wells Dow Jones Wilshire Global RESI Index Fund. This Statement of Additional Information relates only to the Wells Dow Jones Wilshire Global RESI Index Fund (the "Fund"). For information on the Wells Dow Jones Wilshire U.S. REIT Index Fund, please call 800-282-1581.

      Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trust's Board of Trustees ("Board of Trustees" or "Trustees") shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), in order to facilitate communications among shareholders.

      On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into greater or lesser number or shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

      The Fund offers four Classes of shares--Class A shares, Class C shares, Class I shares and Retirement Class shares. Each Class of shares represents an interest in the same assets of the Fund, has the same rights is are identical in all material respects except that (1) the Classes bear differing levels of sales loads and expenses; (2) Class I shares are available for purchase only by clients of certain financial intermediaries (see the current Class I Prospectus for a detailed description of eligibility requirements); (3) Retirement Class shares are available for purchase only by (i) clients of bank trust departments and (ii) 401(k) plans and other qualified retirement plans, including Section 101 and 457 plans and 403(b) plans sponsored by section 501(c)(3) organizations, as well as certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; (4) certain Class specific expenses will be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (6) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date in its sole discretion.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

         A more detailed discussion of some of the terms used and investment policies described in the Prospectuses appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         FUTURES

         REGULATORY MATTERS. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures currently imposed by the provisions of the 1940 Act applicable to the issuance of senior securities. Additionally, the Fund has claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

         FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. If the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset exposure to the underlying instrument's positive and negative market price changes, much as if the underlying instrument had been sold.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments would not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. If the Fund invests in futures, the Fund would be required to segregate liquid assets equivalent to the Fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the futures position will not track the performance of the Fund's other investments.

         Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

         RISKS OF FUTURES. The purchase and sale of futures contracts involves risks different from those involved with direct investments in securities and also require different skills from the Fund's sub-adviser in managing the Fund's portfolio of investments. While utilization of futures contracts and similar instruments may be advantageous to the Fund, if the Fund's sub-adviser, The Tuckerman Group, LLC (the "Sub-Adviser"), is not successful in employing such instruments in managing the Fund's investments or in predicting market changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the futures used. It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the futures markets. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

         The Fund may enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

         The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Adviser determines it to be in the best interests of the Fund. The Fund's custodian, U.S. Bank, N.A. (the "Custodian"), will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

         Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

         The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Fund's sub-adviser. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         REPURCHASE AGREEMENTS. The Fund may acquire U.S. government securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

         The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Sub-Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Custodian either directly or through a securities depository.

         DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. government securities, as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"), and shares of money market investment companies. BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund. The Fund may invest in SHARES OF MONEY MARKET INVESTMENT COMPANIES to the extent permitted by the 1940 Act. Investments by the Fund in shares of other investment companies may result in duplication of advisory and administrative fees and other expenses.

         U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. government such as obligations of the Government National Mortgage Association, as well as securities issued or guaranteed as to interest and principal by U.S. government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Federal Farm Credit Banks, the Federal Home Loans Banks, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government-sponsored entities are supported by the full faith and credit of the U.S. government, several are supported by the right of the issuer to borrow from the U.S. government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. government does not extend to the yield or value of the U.S. government securities held by the Fund or to the Fund's shares.

         BORROWING AND PLEDGING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while borrowings are outstanding. The Fund may pledge assets in connection with borrowing but will not pledge more than one-third of its total assets.

         TEMPORARY DEFENSIVE POSITIONS. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

INVESTMENT LIMITATIONS
----------------------

         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations only, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Fund.

            1. BORROWING MONEY. The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any Securities and Exchange Commission (the "SEC") staff interpretation of the 1940 Act. For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

            2. SENIOR SECURITIES. The Fund will not issue senior securities, except as permitted by the 1940 Act. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

            3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

            4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund's ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

            5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion or all of their assets in commodities.

            6. LOANS. The Fund will not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

            7. PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS. The Fund will not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

         8. CONCENTRATION. The Fund will not invest more than 25% of its total assets in a particular industry, except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.

         9. DIVERSIFICATION. The Fund will not, with respect to 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, or in other investment companies.

         NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

         1. Make investments for the purpose of exercising control or management over a portfolio company;

         2. Invest in securities of other registered investment companies, except as permitted under the 1940 Act; and

         3. Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs.

         With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

         Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                       in Fund
                                         Length of      Position(s)         Principal Occupation(s) During             Complex
Name, Address and Age                   Time Served     Held with Trust            Past 5 Years and                    Overseen
                                                                           Directorships of Public Companies          by Trustee
----------------------------------------------------------------------------------------------------------------------------------
*Leo F. Wells (age 63)                     Since        President/Trustee  President, Treasurer and Director of            2
6200 The Corners Parkway                January 1998                       Wells Asset Management, Inc. (the Fund's
Norcross, Georgia 30092                                                    investment adviser), Wells Capital, Inc.
                                                                           (real estate company), Wells &
                                                                           Associates, Inc. (real estate brokerage
                                                                           company), Wells Management Company, Inc.
                                                                           (property management company), Wells
                                                                           Advisors, Inc. (non-bank custodian for
                                                                           IRAs), Wells Development Corporation
                                                                           (acquisition and development of real
                                                                           estate) and Wells Real Estate Funds,
                                                                           Inc. (holding company for the Wells
                                                                           group of companies); Director of Wells
                                                                           Investment Management Company, LLC;
                                                                           President and Director of Wells
                                                                           Timberland Trs, Inc., Wells Real Estate
                                                                           Investment Trust II, Inc. and
                                                                           Institutional REIT, Inc.; President of
                                                                           Wells Real Estate Investment Trust III,
                                                                           Inc., Wells Timberland REIT, Inc. and
                                                                           Wells Advisory Services I, LLC; until
                                                                           April 2007, President and Director of
                                                                           Wells Real Estate Investment Trust, Inc.
Independent Trustees:


Michael R. Buchanan (age 60)               Since             Trustee       Retired Managing Director of Bank of            2
1630 Misty Oaks Drive                  September 2002                      America; Director of Piedmont Office
Atlanta, Georgia 30350                                                     Realty Trust; Director of D.R. Horton,
                                                                           Inc. (homebuilder)

Richard W. Carpenter (age 70)              Since             Trustee       Managing Partner of Carpenter Properties        2
3080 Pedenville Road                    January 1998                       LP (real estate company); former
Concord, Georgia 30206                                                     President of Commonwealth Oil Refining
                                                                           Co., Inc. and Realmark Holdings Corp.
                                                                           (real estate company); Director of Wells
                                                                           Real Estate Investment Trust II, Inc.;
                                                                           Director of MidCountry Financial Corp.

Bud Carter (age 69)                        Since             Trustee       Senior Atlanta Chairman for Vintage             2
100 Mount Shasta Lane                     May 1998                         International (international
Alpharetta, Georgia 30022                                                  organization for CEOs); Director of
                                                                           Wells Real Estate Investment Trust II,
                                                                           Inc.

William H. Keogler, Jr. (age 62)           Since             Trustee       Retired President and Chief Executive           2
6631 N.W. 61st Avenue                    April 2001                        Officer of Keogler, Morgan & Company,
Parkland, Florida 33067                                                    Inc. (brokerage firm) and Keogler
                                                                           Investment Advisory, Inc. (registered
                                                                           investment adviser); Director of
                                                                           Piedmont Office Realty Trust

Donald S. Moss (age 71)                    Since             Trustee       Retired former Senior Vice President of         2
9165 Etching Overlook                     May 1998                         Avon Products, Inc.; Director of
Duluth, Georgia 30097                                                      Piedmont Office Realty Trust and Wells
                                                                           Timberland REIT, Inc.

Neil H. Strickland (age 71)                Since             Trustee       Senior Operation Executive of Strickland        2
4800 River Green Parkway                 April 2001                        General Agency, Inc. (insurance agency);
Duluth, Georgia 30096                                                      Director of Wells Real Estate Investment
                                                                           Trust II, Inc.

W. Wayne Woody (age 66)                    Since             Trustee       Retired Senior Partner with KPMG LLP            2
2277 Peachtree Road, NE                 October 2003                       (public accounting firm);  Director of
Atlanta, Georgia 30309                                                     Piedmont Office Realty Trust; Director
                                                                           of American HomePatient Inc. (home
                                                                           health care provider)

Executive Officers:

Jill W. Maggiore (age 49)                  Since         Vice President    Vice President and Chief Compliance
6200 The Corners Parkway                 March 1999         and Chief      Officer of Wells Asset Management, Inc.
Norcross, Georgia 30092                                    Compliance      and Vice President of Wells Investment
                                                             Officer       Securities, Inc. (the Fund's principal
                                                                           underwriter)

Douglas P. Williams (age 57)               Since         Vice President    Vice President and Secretary of Wells
6200 The Corners Parkway               February 2005      and Assistant    Asset Management, Inc. and Vice
Norcross, Georgia 30092                                     Treasurer      President, Treasurer and Director of
                                                                           Wells Investment Securities, Inc.;
                                                                           Senior Vice President and Assistant
                                                                           Secretary of Wells Capital, Inc. Vice
                                                                           President of Wells Advisors, Inc., Wells
                                                                           Advisory Services I, LLC and Wells Real
                                                                           Estate Funds, Inc.; Senior Vice
                                                                           President, Secretary, Treasurer and
                                                                           Director of Wells Investment Management
                                                                           Company, LLC; Executive Vice President,
                                                                           Secretary and Treasurer of Wells
                                                                           Timberland REIT, Inc. and Wells
                                                                           Timberland Trs, Inc.; Executive Vice
                                                                           President, Secretary, Treasurer and
                                                                           Director of Wells Real Estate Investment
                                                                           Trust II, Inc., Wells Real Estate
                                                                           Investment Trust III, Inc. and
                                                                           Institutional REIT, Inc.; until April
                                                                           2007, Executive Vice President,
                                                                           Secretary, Treasurer and Director of
                                                                           Wells Real Estate Investment Trust, Inc.

Randall D. Fretz (age 55)                  Since         Vice President    Vice President of Wells Real Estate
6200 The Corners Parkway               February 2007                       Funds, Inc. and Wells Advisory Services
Norcross, Georgia 30092                                                    I, LLC; Senior Vice President of Wells
                                                                           Capital, Inc.; Director of Wells
                                                                           Investment Securities, Inc. and Wells
                                                                           Investment Management Company, LLC;
                                                                           Senior Vice President of Wells Real
                                                                           Estate Investment Trust II, Inc., Wells
                                                                           Timberland REIT, Inc. and Institutional
                                                                           REIT, Inc.; until April 2007, Senior
                                                                           Vice President of Wells Real Estate
                                                                           Investment Trust, Inc.

Robert G. Dorsey (age 50)                  Since         Vice President    Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450          September 2000                      Solutions, LLC (mutual fund services
Cincinnati, Ohio 45246                                                     company) and Ultimus Fund Distributors,
                                                                           LLC (registered broker-dealer)

John F. Splain (age 51)                    Since            Secretary      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450          September 2000                      Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC

Mark J. Seger (age 45)                     Since            Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450          September 2000                      Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC

Craig J. Hunt (age 38)                Since June 2002    Assistant Vice    Vice President/Director of Transfer
225 Pictoria Drive, Suite 450                            President / AML   Agent and Shareholder Services of
Cincinnati, Ohio 45246                                     Compliance      Ultimus Fund Solutions, LLC
                                                             Officer

      * Leo F. Wells III, as an affiliated person of the Trust's investment adviser and principal underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

         BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members of each Committee are William H. Keogler, Jr., Donald S. Moss, Neil H. Strickland and W. Wayne Woody.

      o Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee also reviews annually the nature and cost of the professional services rendered by the Trust's independent auditor. The Audit Committee held five meetings during the fiscal year ended December 31, 2006.

      o Compliance Committee, which oversees matters pertaining to the Fund's compliance with federal securities laws and serves as a liaison between the Board of Trustees and the Chief Compliance Officer. The Compliance Committee held four meetings during the fiscal year ended December 31, 2006.

         The Board of Trustees has no nominating or compensation committee or any committee performing similar functions. The Board of Trustees does not consider a nominating committee necessary because this function has been reserved to those Trustees who are not "interested persons" as defined by the 1940 Act (the "Independent Trustees"). A candidate for the Board of Trustees must meet the eligibility requirements set forth in the Trust's bylaws and in any Board or committee resolutions. The Trustees consider qualifications and characteristics that they from time to time deem appropriate when they select individuals to be nominated for election to the Board of Trustees. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial experience, age, diversity, reputation, civic and community relationships, and knowledge and experience. In addition, prior to nominating an existing Trustee for re-election to the Board of Trustees, the Trustees will consider and review an existing Trustee's Board and committee attendance and performance and length of Board service. The Board of Trustees will not consider nominees recommended by shareholders.

         TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2006.

                           Dollar Range of             Aggregate Dollar
                          Fund Shares Owned      Range of Shares of All Funds
Name of Trustee               by Trustee             Overseen by Trustee
--------------------------------------------------------------------------------
Leo F. Wells III            Over $100,000               Over $100,000
Michael R. Buchanan              None                        None
Richard W. Carpenter             None                     $1--$10,000
Bud Carter                       None                  $10,001--$50,000
William H. Keogler, Jr.          None                     $1--$10,000
Donald S. Moss                   None                   Over $100,000
Neil H. Strickland               None                     $1--$10,000
W. Wayne Woody                   None                     $1--$10,000

         TRUSTEES' OWNERSHIP OF SECURITIES OF ENTITIES CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER. The following table shows each Independent Trustee's direct and/or beneficial ownership of securities in entities controlling, controlled by, or under common control with the Adviser. Wells Real Estate Investment Trust, Inc. ("Wells REIT") and Wells Real Estate
Investment Trust II, Inc. ("Wells REIT II") are affiliated real estate investment trusts which are controlled by Leo F. Wells III and affiliated entities. Wells Real Estate Fund I ("Wells LP I") through Wells Real Estate Fund XIV ("Wells LP XIV") are limited partnerships for which entities controlled by Leo F. Wells III act as General Partner. Information is provided as of December 31, 2006.


Name of                   Name of                        Company          Title of Class                   Value of      Percent of
Trustee                   Owners                                                                           Securities      Class
-----------------------------------------------------------------------------------------------------------------------------------
Michael R. Buchanan       --                             --               --                                 --              --

Richard W. Carpenter      Southern States                Wells REIT II    Common Stock                     $  9,050       0.0004%
                          Equities Inc. PSP
                          FBO Richard Carpenter

Bud Carter                Bud Carter                     Wells REIT       Common Stock                     $ 70,714       0.0016%
                          SEP-IRA

                          Bud Carter DBP                 Wells REIT       Common Stock                     $ 39,613       0.0009%

                          Bud Carter DBP                 Wells REIT II    Common Stock                     $ 76,000       0.0030%

                          Bud Carter &                   Wells REIT       Common Stock                     $ 35,459       0.0008%
                          Kay Copilevitz

                          Bud Carter & Kay Copilevitz    Wells LP XII     Limited Partnership Interests    $  8,555       0.0377%

Williams H. Keogler, Jr.    --                             --               --                               --             --

Donald S. Moss            Donald S. Moss                 Wells REIT       Common Stock                     $738,766       0.0167%
                          IRA

                          Donald S. Moss                 Wells REIT II    Common Stock                     $ 52,073       0.0020%
                          IRA

                          Donald S. Moss                 Wells LP XIII    Limited Partnership              $148,933       0.5479%
                          IRA                            Interests

Neil H. Strickland        Neil H. Strickland             Wells REIT       Common Stock                     $ 10,890       0.0002%
                          IRA

                          Neil H. Strickland             Wells LP III     Limited Partnership              $  7,429       0.1814%
                          IRA                            Interests

                          Neil H. Strickland             Wells LP IV      Limited Partnership              $ 16,164       0.3973%
                          IRA                            Interests

                          Neil H. Strickland             Wells LP V       Limited Partnership              $  5,795       0.0861%
                          IRA                            Interests

W. Wayne Woody            W. Wayne Woody                 Wells REIT II    Common Stock                     $  9,050       0.0004%
                          & Rebecca Woody

         TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust an annual retainer of $6,000, payable quarterly, plus a fee of $2,500 for attendance at each meeting of the Board of Trustees and a fee of $1,500 for attendance at each Committee meeting (except that the Chairman of a Committee receives $2,000 for attendance at Committee meetings), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2006 to each of the Trustees:

                                 Aggregate          Pension or       Estimated Annual          Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Trust and From Wells
Trustee                        From the Fund     Benefits Accrued       Retirement           REIT, Wells REIT II and
                                                                                           Wells Timberland REIT, Inc.
-------------------------------------------------------------------------------------------------------------------------
Michael R. Buchanan                 $ 0                None                None                      $ 89,500
Richard W. Carpenter                  0                None                None                       144,500
Bud Carter                            0                None                None                       121,750
William H. Keogler, Jr.               0                None                None
                                                                                                      108,500
Donald S. Moss                        0                None                None                       200,250
Walter W. Sessoms*                    0                None                None                        50,500
Neil H. Strickland                    0                None                None                       146,750
W. Wayne Woody                        0                None                None                       186,000
Leo F. Wells III**                   None              None                None                         None

      *  Former Trustee
     **  "Interested person" of the Trust as defined by the 1940 Act

THE INVESTMENT ADVISER
----------------------

         Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia 30092, is the Fund's investment manager. Leo F. Wells III, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Wells is also the controlling shareholder of the Underwriter and a Trustee of the Trust.

         Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs. The Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.55% of its average daily net assets.

         The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing Prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

         By its terms, the Advisory Agreement will remain in force until December 19, 2008 and from year to year thereafter, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting shares, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISER
---------------

         The Tuckerman Group LLC (the "Sub-Adviser") manages the Fund's investments pursuant to a Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust. The Sub-Adviser is a registered investment adviser located at Two Manhattanville Road, Suite 207, Purchase, New York 10577. The Sub-Adviser is a member of State Street Global Alliance, LLC, a jointly owned subsidiary of State Street Global Advisors, the investment management arm of State Street Corporation, and the Dutch pension fund Stichting Pensioenfonds ABP
(ABP), the world's second largest pension fund. The Sub-Adviser has assets under management of more than $6 billion in real estate and real estate securities as of September 30, 2007.

         Under the terms of the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser a monthly fee computed at an annual rate of .35% of the value of the Fund's average daily net assets up to $50,000,000, .30% of such assets from $50,000,000 to $100,000,000 and .25% of such assets in excess of $100,000,000 (subject to a minimum annual fee of $150,000).

         By its terms, the Sub-Advisory Agreement will remain in force until December 19, 2008 and from year to year thereafter, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting shares, or by Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS
------------------

         The Fund's portfolio managers are Amos J. Rogers, III and Murat Sensoy. In this role they are responsible for the day-to-day investment management of the Fund. Since 2003, Mr. Rogers has been a Managing Director and Portfolio Manager and Mr. Sensoy has been an Analyst and Assistant Portfolio Manager with the Sub-Adviser.

OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2006)

         The  portfolio   managers  are  also  responsible  for  the  day-to-day
management of other accounts, as indicated by the following table.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Total Assets of
                                                                                            Number of        Accounts Managed
                                                                         Total Assets    Accounts Managed   with Advisory Fee
                                                     Total Number of       of Other     with Advisory Fee         Based
     Name of                                         Other Accounts        Accounts          Based on              on
 Portfolio Manager           Type of Accounts            Managed           Managed         Performance         Performance
-------------------------------------------------------------------------------------------------------------------------------
Amos J. Rogers III  Registered Investment Companies:        2           $  1.5 billion          0                  $  0
                    Other Pooled Investment Vehicles:       6           $  1.9 billion          0                  $  0
                    Other Accounts:                        49           $  1.6 billion          0                  $  0

-------------------------------------------------------------------------------------------------------------------------------
Murat Sensoy        Registered Investment Companies:        2           $  1.5 billion          0                  $  0
                    Other Pooled Investment Vehicles:       6           $  1.9 billion          0                  $  0
                    Other Accounts:                        49           $  1.6 billion          0                  $  0

-------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

         The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. A potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

COMPENSATION

         The Sub-Adviser's reward program is intended to enable the firm to effectively attract and retain talented people. The Sub-Adviser's compensation philosophy recognizes that:

      - The Sub-Adviser's success is market-driven. The firm's total reward package (salary, incentives, equity, benefits, and perquisites) targets market practices and is driven by both company and individual performance.
      - The Sub-Adviser's reward program seeks to recognize and preserve the firm's unique culture and team orientation.

      -     The Sub-Adviser recognizes and rewards outstanding performance.
      - The Sub-Adviser promotes executive employee ownership to connect employees directly to the company's success.
      - The Sub-Adviser uses reward to reinforce mission, vision, and business strategy. All employees are eligible to share in the success of the Sub-Adviser.

Finally, the Sub-Adviser's employee compensation package consists of the following:

      o     Base salary
      o     Performance bonus (incentive pool)
      o Equity ownership (offered to certain eligible senior investment professionals)

         The specific compensation of the Sub-Adviser's investment professionals, including Mr. Rogers and Mr. Sensoy, is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA Funds Management, Inc. ("SSgA"), an entity affiliated with the Sub-Adviser, seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and the Sub-Adviser. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

OWNERSHIP OF FUND SHARES

         The portfolio managers did not own any shares of the Fund as of December 31, 2006.

THE UNDERWRITER
---------------

         Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Norcross, Georgia 30092, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

         The Fund may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

         By its terms, the Trust's Underwriting Agreement will remain in force until January 12, 2008 and from year to year thereafter, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the Fund's outstanding voting shares;

provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting shares, or by the Underwriter. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         Leo F. Wells III is an affiliated person of both the Trust and the Underwriter.

DISTRIBUTION PLANS
------------------

         CLASS A SHARES - As stated in the Prospectus for Class A shares, the Fund has adopted a plan of distribution with respect to the Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution and promotion of its Class A shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year.

         CLASS C SHARES - As stated in the Prospectus for Class C shares, the Fund has also adopted a plan of distribution with respect to the Class C shares of the Fund (the "Class C Plan"). The Class C Plan provides for two categories of payments. First, the Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class C shares, which may be paid to other brokers based on the average value of the Fund's Class C shares owned by clients of such brokers. In addition, the Fund may pay up to an additional ..75% per annum of its daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

         CLASS I SHARES - The Fund has not adopted a plan of distribution with respect to Class I shares.

         RETIREMENT CLASS SHARES - As stated in the Prospectus for Retirement Class shares, the Fund has also adopted a plan of distribution with respect to the Retirement Class shares of the Fund (the "Retirement Class Plan"). The Retirement Class Plan provides for two categories of payments. First, the Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Retirement Class shares, which may be paid to other brokers based on the average value of the Fund's Retirement Class shares owned by clients of such brokers. In addition, the Fund may pay up to an additional .50% per annum of its daily net assets allocable to Retirement Class shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to ..50% per annum of the average value of Retirement Class shares owned by their clients, in addition to the .25% account maintenance fee described above.

         GENERAL INFORMATION. The continuance of the Class A Plan, Class C Plan and Retirement Class Plan (each a "Plan" and collectively the "Plans") must be specifically approved at least annually by a vote of the Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of the Fund. In the event a Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent under the Plans without shareholder approval. All material amendments to the Plans must be approved by a vote of the Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plans should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Fund pursuant to the Plans and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of the Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         By  reason  of  his  controlling   interest  in  the  Adviser  and  the
Underwriter, Leo F. Wells III may be deemed to have a financial interest in the operation of the Plans.

SECURITIES TRANSACTIONS
-----------------------

         Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Sub-Adviser and are subject to review by the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Sub-Advisory Agreement authorizes the Sub-Adviser to select brokers to buy and sell securities for the Fund and who also provide brokerage and research services to the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Sub-Adviser in servicing all of its accounts and not all such services may be used by the Sub-Adviser in connection with the Fund.

         The Sub-Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Sub-Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Sub-Adviser in that security on a given day, with all transaction costs shared on a pro rata basis.

         Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser, the Sub-Adviser or the Underwriter.

         The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust, the Adviser or the Sub-Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter or other affiliates if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Underwriter nor affiliates of the Trust, the Adviser or the Sub-Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

         CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Adviser and the Underwriter are on public file with, and are available from, the Securities and Exchange Commission.

         PROXY VOTING POLICIES AND PROCEDURES. The Trust has delegated to the Adviser and the Sub-Adviser the responsibility of voting proxies for the Fund. The Adviser and the Sub-Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Adviser and the Sub-Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-726-0753, or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

         The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. These policies include the following:

      o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

      o Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

      o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Fund's investment advisers or to other Fund service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

      o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

      o Neither the Fund's investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

         Consistent with the above policies, the Trust has disclosed non-public portfolio information about the Fund to the following: the Adviser, the Sub-Adviser, the Underwriter and the Fund's custodian, legal counsel, independent registered public accounting firm, administrator/transfer agent and financial printers.

PORTFOLIO TURNOVER
------------------

         The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 50%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

         Generally, the Fund intends to invest for the long-term purposes. However, the rate of portfolio turnover will depend upon cash flows into and out of the Fund, changes in the Dow Jones Wilshire Global Real Estate Securities Index and market and other conditions, and portfolio turnover will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

         The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of each class of shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and any other day the NYSE is closed for trading. The Trust may also be open on other days in which there is sufficient trading in the Fund's portfolio securities that its net assets might be materially affected.

         In valuing the assets of the Fund for purposes of computing net asset value, securities are generally valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges are valued at the closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

         The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.


PURCHASES AND REDEMPTIONS OF SHARES
-----------------------------------

         The Prospectuses describe generally how to purchase and redeem shares of the Fund and explains any applicable sales loads. Additional information with respect to certain types of purchases of Class A shares of the Fund is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of Class A shares of the Fund has the right to combine the current net asset value of his existing Class A shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus for Class A shares. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

         LETTER OF INTENT. The reduced sales load set forth in the tables in the Prospectus for Class A shares may also be available to any "purchaser" (as defined below) of Class A shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

         The Trust does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Loads" or "Purchases at Net Asset Value" sections in the Prospectus for Class A shares because such purchases require minimal sales effort by the

Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or behalf of the Fund.

         REDEMPTIONS IN-KIND. The Fund may process any redemption request in excess of $250,000 or 1% of the Fund's assets (whichever is less) by paying redemption proceeds in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

TAXES
-----

         The Prospectuses describe generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things,
(1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversity its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

         The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

         If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, the Fund may incur the tax and interest charges described above in some instances.

         TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund are held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

         Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

         Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

         If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

         Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

         Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

         A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

         Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

         Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

         The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as return of capital. The portion of your distributions that is classified as a return of capital is generally not taxable to you. However, when you receive a return of capital, your cost basis (that is, the adjusted cost of your investment, which is used to determine a capital gain or loss for tax purposes) is decreased by the amount of the return of capital. This, in turn, will affect the capital gain or loss you realize when you sell or exchange any of your Fund shares.

         Two other important tax considerations about the return of capital:

         * If you do not reinvest your distributions (that is, you receive your distributions in cash), your original investment in the Fund will be reduced by the amount of return of capital and capital gains included in the distribution.

         * A return of capital is generally not taxable to you; however, any return of capital distribution would be taxable as a capital gain once your cost basis is reduced to zero (which could happen if you do not reinvest your distributions and return of capital in those distributions is significant).

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

         From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)^n = ERV

Where:

P =         a hypothetical initial payment of $1,000
T =         average annual total return
n =         number of years
ERV =       ending  redeemable  value of  a  hypothetical  $1,000  payment  made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. It also assumes, with respect to Class A shares, the deduction of the current maximum initial sales load from the initial $1,000 payment and, with respect to Class C shares, the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

         The Fund may also quote average annual total return over the specified periods (1) after taxes on Fund distributions and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

      The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from the average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales loads which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

      From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: Yield = 2[(a-b/cd+1)^6 - 1] Where:

a =      dividends and interest earned during the period
b =      expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =      the maximum  offering  price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

         The Fund's performance may be compared in advertisements, sales literature and other communications to performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund will compare its performance to the Dow Jones Wilshire Global Real Estate Securities Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

         From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------

         As of September 15, 2007, the following accounts were known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Fund or of a Class of shares of the Fund: Leo F. Wells, III, 6200 The Corners Parkway, Norcross, Georgia 30092, owned beneficially 6.7% of the outstanding shares of the Fund, including 9.8% of the Fund's Class A shares; and SEI Private Trust Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, owned of record 13.0% of the outstanding Class I shares of the Fund.

         As of September 15, 2007, the Trustees and officers as a group owned of record or beneficially 6.8% of the outstanding shares of the Fund.

CUSTODIAN
---------

         U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank, N.A. acts as the Fund's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

         The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2007. Ernst & Young LLP performs an annual audit of the Fund's financial statements, provides tax compliance services and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

         Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as counsel to the Trust.

TRANSFER AGENT
--------------

         The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquires concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month with respect to each Class of shares with 100 or more shareholders and $500 per month for each Class of shares with less than 100 shareholders. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $4,000 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Fund pays all costs of external pricing services.

         Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .08% of the average value of its daily net assets up to $500 million, .05% of the next $1.5 billion of such assets, .04% of the next $1 billion of such assets and .03% of such assets in excess of $3 billion, provided, however, that the minimum fee is $2,000 per month.

INFORMATION REGARDING DOW JONES AND WILSHIRE
--------------------------------------------

         "Dow Jones Wilshire Global RESI Index" is a service mark of Dow Jones & Company, Inc. ("Dow Jones") and Wilshire Associates Incorporated ("Wilshire"). Neither Dow Jones nor Wilshire has any relationship to the Fund, other than the licensing of the Dow Jones Wilshire Global Real Estate Securities Index and its service marks for use in connection with the Fund.

DOW JONES AND WILSHIRE DO NOT:
o     Sponsor, endorse, sell or promote the Fund.
o     Recommend that any person invest in the Fund or any other securities.
o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund.
o Have any responsibility or liability for the administration, management or marketing of the Fund.
o Consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the Dow Jones Wilshire Global Real Estate Securities Index or have any obligation to do so.

--------------------------------------------------------------------------------
NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUND. SPECIFICALLY,

o NEITHER DOW JONES NOR WILSHIRE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND WILSHIRE DISCLAIM ANY WARRANTY ABOUT:
o THE RESULTS TO BE OBTAINED BY THE FUND, THE OWNER OF THE FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX AND THE DATA INCLUDED IN THE DOW JONES WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX;
o THE ACCURACY OR COMPLETENESS OF THE DOW JONES WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX AND ANY RELATED DATA;
o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX AND/OR ITS RELATED DATA;
o NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX OR RELATED DATA; AND
o UNDER NO CIRCUMSTANCES WILL DOW JONES OR WILSHIRE BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR WILSHIRE KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN THE FUND, DOW JONES AND WILSHIRE IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------

     The annual financial statements of the Fund, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2006. The unaudited financial statements of the Fund for the six months ended June 30, 2007 are incorporated herein by reference to the most recent Semiannual Report of the Fund. Copies of the Annual Report and the Semiannual Report will accompany this Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor.

                APPENDIX A--PROXY VOTING POLICIES AND PROCEDURES
                ------------------------------------------------

                          WELLS ASSET MANAGEMENT, INC.
                       PROXY VOTING AND DISCLOSURE POLICY

(ADOPTED 6/17/03;  APPROVED 7/20/04,  7/19/05, 7/19/06, 7/17/07, LAST AMENDED AS
OF 11/30/07)

I.   INTRODUCTION

     Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments").

     The Advisers Act Amendments require that Wells Asset Management, Inc. ("Wells") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Wells has actually voted their proxies.

     This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Wells complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to each Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.  SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

     Wells believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Wells is committed to voting corporate proxies in the manner that serves the best interests of their clients.

     The following details Wells' philosophy and practice regarding the voting of proxies.

     A.  GENERAL

         Wells believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

     B.  DELEGATION TO SUB-ADVISOR

         As of the date of this Policy, Wells serves as an investment adviser to two investment companies, the Wells Dow Jones Wilshire U.S. REIT Index Fund ("U.S. REIT Fund") and the Wells Dow Jones Wilshire Global RESI Index Fund ("Global Fund"), both series of the Wells Family of Real Estate Funds, an Ohio business trust. As of the date of this Policy, Wells does not have any additional investment advisory clients.

         With respect to each Fund, Wells has entered into a Sub-Advisory Agreement with The Tuckerman Group, LLC ("Tuckerman"), whereby Wells has delegated the day-to-day investment advisory responsibilities, including voting proxies, to Tuckerman.

     C.  PROCEDURES AND VOTING GUIDELINES

         To implement Wells' proxy voting policies, Wells has developed the following procedures.

         1. In light of Wells' delegation of responsibility for voting proxies to Tuckerman, Wells has requested Tuckerman to provide Wells with a copy of its proxy voting policy, copies of which are attached under separate cover.

         2. Wells has designated Jill Maggiore, as the CCO, to be Wells' proxy manager (the "Proxy Manager"). The Proxy Manager shall review Tuckerman's policy to ensure compliance with this Policy, including the requirement that proxies be voted in the manner that serves the best interests of the Funds.

         3. The Proxy Manager shall arrange for each annual or special report and proxy statement for companies in the Funds' portfolios to be mailed directly to Tuckerman, to the attention of appropriate Tuckerman personnel responsible for voting proxies under Tuckerman's proxy voting policy.

         4. The Proxy Manager shall maintain, or ensure that Tuckerman is maintaining on Wells' behalf, copies (where and in the manner required under the Advisers Act and other applicable laws) of each annual report, proposal, proposal summary, actual vote by Tuckerman, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Funds) under Rule 30b1-4 of the Investment Company Act of 1940.

     C.  ABSENCE OF PROXY MANAGER

         In the event that the Proxy Manager is unavailable to perform any of its duties hereunder, then the President shall perform such duties in accordance with this Policy.

IV.  CONFLICTS

     A.  SUB-ADVISOR CONFLICTS

         The Proxy Manager shall ensure that Tuckerman's Proxy Policy provides that, in the event there is a conflict between the interests of a Fund or its shareholders and the interests of Tuckerman or an affiliated person of Tuckerman (e.g., a portfolio company is a client or an affiliate of a client of Tuckerman), Tuckerman will notify Wells of such conflict and will await instructions regarding the voting of the proxy.

         1.   EVALUATE WELLS CONFLICTS

              In cases where Tuckerman notifies Wells of a conflict, Wells will determine whether there is a conflict between the interests of a Fund or its shareholders and the interests of Wells or an affiliated person of Wells (e.g., a portfolio company is a client or an affiliate of a client of Wells) with respect to the applicable proxy.

              A. CONFLICT IDENTIFIED. In the event of a conflict for Wells with respect to the applicable proxy, Wells will notify the applicable Fund of Tuckerman's conflict and its conflict, and will instruct Tuckerman to vote the Fund's shares in accordance with the Fund's instructions. In the event that Wells does not receive instructions from the Fund within three business days after providing notice of a conflict under (A) or (B) above, Wells may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the Fund's best interests.

              B. NO CONFLICT IDENTIFIED. If there is no conflict for Wells with respect to the applicable proxy, then the Proxy Manager shall vote the proxy in accordance with the best interests of the applicable Fund's shareholders, as determined by the Proxy Manager in accordance with the guidelines in (2) below.

         2.   VOTING GUIDELINES

              Wells' policy is to review each proxy proposal on its individual merits, but Wells has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

              A. CORPORATE GOVERNANCE. With respect to an UNCONTESTED ELECTION OR APPOINTMENT OF AUDITORS, Wells will generally vote in favor of management's proposals. In a contested election or appointment, the Wells evaluates proposed directors on a case-by-case basis.

                  With respect to proposals regarding the STRUCTURE OF A COMPANY'S BOARD OF DIRECTORS, Wells will review each proposal by considering the potential short and long-term effects of the proposal on the make-up and powers of the company's board of directors.

                  With respect to matters involving SHAREHOLDER RIGHTS, Wells will review the proposal by considering whether it tends to decrease, preserve or increase shareholder rights or control of the company.

                  With respect to matters involving ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS, Wells will review the proposal by considering the potential short and long-term effects of the proposal on the company (e.g., the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock).

              B. COMPENSATION MATTERS. With respect to matters involving EXECUTIVE COMPENSATION, Wells will generally support proposals that encourage the disclosure of a company's compensation policies, and will evaluate substantive compensation proposals by considering whether they tend to fairly compensate executives (e.g., by linking compensation to performance).

                  With respect to matters involving STOCK OPTION PLANS AND ISSUANCES, Wells will review the proposal by considering the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

              C. CORPORATE RESPONSIBILITY AND SOCIAL ISSUES. With respect to ordinary business matters such as positions on CORPORATE RESPONSIBILITY AND SOCIAL ISSUES, Wells believes these are primarily the responsibility of a company's management. Accordingly, Wells will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Wells may vote against corporate responsibility and social issue proposals that Wells believes will have substantial adverse economic or other effects on a company, and may vote for corporate responsibility and social issue proposals that Wells believes will have substantial positive economic or other effects on a company.

V.   WELLS DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     On or before August 6, 2003, Rule 206(4)-6 requires Wells to disclose in response to any client request how the client can obtain information from Wells on how its securities were voted. Wells will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Wells. Upon receiving a written request from a client, Wells will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires Wells to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Wells will provide such a description in
     Part II of its Form ADV. Upon receiving a written request from a client, Wells will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VII. RECORDKEEPING

     Wells shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i) A copy of this Policy;
     (ii)Proxy Statements received regarding client securities;
    (iii)Records of votes cast on behalf of clients;
     (iv)Any documents prepared by Wells that were material to making a decision how to vote, or that memorialized the basis for the decision;
     (v) Records of client requests for proxy voting information, and
     (vi)With respect to each Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The Funds shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Funds by Wells. These records may be kept as part of Wells' records and/or Tuckerman's records.

     Wells may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Wells that are maintained with a third party such as a proxy voting service, provided that Wells has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.


                                   Adopted as of this 30th day of November, 2007

                                                    Leo F. Wells, III, President

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

      1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
      2)    provides the client with this written proxy policy, upon request;
      3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
      4)    matches proxies received with holdings as of record date;
      5)    reconciles   holdings   as  of  record   date  and   rectifies   any
            discrepancies;
      6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
      7)    documents the reason(s) for voting for all non-routine items; and
      8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

      (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or
      (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes FOR the following ballot items:

Board of Directors
------------------

      o Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

      o Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

      o Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

      o Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

      o The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

      o Mandates requiring a majority of independent directors on the Board of Directors

--------------------------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

      o Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

      o Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

      o     Elimination of cumulative voting

      o     Establishment of confidential voting

Auditors
--------

      o Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

      o Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

      o     Discharge of auditors*

      o Approval of financial statements, auditor reports and allocation of income

      o     Requirements that auditors attend the annual meeting of shareholders

      o Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      o Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization
--------------

      o     Dividend  payouts  that are  greater  than or equal to  country  and
            industry   standards;   we  generally   support  a  dividend   which
            constitutes 30% or more of net income

      o Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

      o Capitalization changes which eliminate other classes of stock and/or unequal voting rights

--------------------------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

      o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

      o Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures
----------------------

      o     Elimination of shareholder rights plans ("poison pill")

      o Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

      o Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      o Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

      o Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

      o     Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation
------------------------------------------

      o Stock purchase plans with an exercise price of not less that 85% of fair market value

      o Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

      o Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

      o     Expansions   to  reporting  of  financial  or   compensation-related
            information, within reason

      o Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an -- independent compensation committee

Routine Business Items
----------------------

      o General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

      o     Change in Corporation Name

      o Mandates that amendments to bylaws or charters have shareholder approval

Other
-----

      o     Adoption of anti-"greenmail" provisions, provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

      o     Repeals or prohibitions of "greenmail" provisions

      o     "Opting-out" of business combination provision



II. Generally, FM votes AGAINST the following items:

Board of Directors
------------------

      o Establishment of classified boards of directors, unless 80% of the board is independent

      o Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

      o     Limits to tenure of directors

      o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      o     Restoration of cumulative voting in the election of directors

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

      o Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders' Right to Call Special Meetings

      o Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

      o Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

      o     Directors  at  companies  where  prior  non-cash   compensation  was
            improperly "backdated" or "springloaded" where one of the following scenarios exists:

            o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                  (iii) the director seeking reelection served on the Compensation Committee at the time; or

            o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

            o (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

            o (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization
--------------

      o Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

      o     Capitalization  changes  that  exceed 100% of the  issuer's  current
            authorized   capital  unless  management   provides  an  appropriate
            rationale for such change

Anti-Takeover Measures
----------------------

      o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      o     Adjournment of Meeting to Solicit Additional Votes

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

      o Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      o Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation
------------------------------------------

      o Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

      o     Retirement bonuses for non-executive directors and auditors

      o Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent -- compensation committee

Routine Business Items
----------------------

      o Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      o Reincorporation in a location which has more stringent anti-takeover and related provisions

      o Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other
-----

      o Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

      o Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      o Proposals which require inappropriate endorsements or corporate actions

      o Proposals asking companies to adopt full tenure holding periods for their executives



III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

      o Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

      o Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

      o Against offers where, at the time of voting, the current market price of the security exceeds the bid price

      o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

      o     For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list AND the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.


RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

      1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
      2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
      3)    a record  of each vote cast by FM  (note:  this  requirement  may be satisfied by a third party who has agreed in writing to do so);
      4)    a copy of any document created by FM that was material in making its voting  decision or that  memorializes  the basis for such decision;
            and
      5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

                  PROXY VOTING POLICY                     SSgA
                                                          Funds Management, Inc.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                     WELLS

                                [GRAPHIC OMITTED]

                               REAL ESTATE FUNDS


Dear Wells Shareholder:

Thank you for taking part in the launch of the Wells Dow Jones Wilshire Global Real Estate Securities IndexSM (RESI) Fund1 (the Fund). In addition, congratulations on being one of the Fund's inaugural shareholders and for choosing to harness the growth potential of global real estate.

The increasing popularity of REITs is spreading around the world, and we believe the global real estate market is poised for rapid growth. Real estate as an asset class has surged in popularity as more and more people are recognizing that investing in real estate -- beyond just their personal homes -- may bring much-needed balance and diversification to their portfolios.

Our Wells Dow Jones Wilshire Global RESI Index Fund seeks to mirror the holdings of the Dow Jones Wilshire Global Real Estate Securities Index, which in turn attempts to reflect the attributes of the world's growing real estate markets. We look forward to what 2007 will bring.

We are proud to continue to help you by offering innovative real estate solutions for your investment portfolio. Thanks again for your investment in the Fund. If you have any questions regarding the Fund, please contact Mutual Fund Shareholder Services at 800-282-1581 or visit WWW.WELLSREF.COM.

Sincerely,


/s/ Leo


Leo F. Wells III
President
Wells Real Estate Funds



-------------------------------

1THE WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND PROSPECTUS INCLUDES INFORMATION ON CHARGES, EXPENSES, AND OTHER IMPORTANT FACTS. INVESTORS SHOULD CONSIDER THEIR INVESTMENT OBJECTIVES AND RISKS, ALONG WITH THE PRODUCT'S CHARGES AND EXPENSES BEFORE INVESTING. YOU CAN OBTAIN A PROSPECTUS FROM YOUR FINANCIAL REPRESENTATIVE OR BY VISITING WWW.WELLSREF.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Dow Jones Wilshire Global RESISM is calculated and distributed by Dow Jones Indexes pursuant to an agreement between Dow Jones & Company and Wilshire Associates Incorporated. "Dow Jones" and "Wilshire" are the respective service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated. The Wells Dow Jones Wilshire Global RESI Index Fund is not sponsored, endorsed, sold, or promoted by Dow Jones or Wilshire.


P.O. Box 46707   Cincinnati, Ohio 45246-0707   Phone:1-800-282-1581   Fax:  513-587-3450   www.wellsref.com

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
================================================================================
ASSETS
   Receivable for capital shares sold                             $  2,021,947
                                                                  ------------

NET ASSETS                                                        $  2,021,947
                                                                  ============

Net assets consist of:
   Paid-in capital                                                $  2,021,947
                                                                  ------------
Net assets                                                        $  2,021,947
                                                                  ============

PRICING OF CLASS A SHARES
Net assets applicable to Class A Shares                           $  2,011,947
                                                                  ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                          201,195
                                                                  ============

Net asset value and redemption price per share (Note 1)           $      10.00
                                                                  ============
Maximum offering price per share (Note 1)                         $      10.42
                                                                  ============

PRICING OF CLASS C SHARES
Net assets applicable to Class C Shares                           $     10,000
                                                                  ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                            1,000
                                                                  ============

Net asset value and redemption price per share (Note 1)           $      10.00
                                                                  ============

See accompanying notes to financial statements.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
================================================================================
                                                                     PERIOD
                                                                     ENDED
                                                                  DECEMBER 31,
                                                                     2006(a)
                                                                  ------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS A
   Proceeds from shares sold                                      $  2,011,947
                                                                  ------------
Net increase in net assets from capital share
   transactions                                                      2,011,947
                                                                  ------------

CLASS C
   Proceeds from shares sold                                            10,000
                                                                  ------------
Net increase in net assets from capital share
   transactions                                                         10,000
                                                                  ------------

TOTAL INCREASE IN NET ASSETS                                         2,021,947

NET ASSETS
   Beginning of period                                                      --
                                                                  ------------
   End of period                                                  $  2,021,947
                                                                  ============

CAPITAL SHARE ACTIVITY
CLASS A
   Sold                                                                201,195
   Shares outstanding, beginning of period                                  --
                                                                  ------------
   Shares outstanding, end of period                                   201,195
                                                                  ============

CLASS C
   Sold                                                                  1,000
   Shares outstanding, beginning of period                                  --
                                                                  ------------
   Shares outstanding, end of period                                     1,000
                                                                  ============


(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.


See accompanying notes to financial statements.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND - CLASS A
FINANCIAL HIGHLIGHTS
PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
================================================================================

                                                                     PERIOD
                                                                     ENDED
                                                                  DECEMBER 31,
                                                                     2006(a)
                                                                  ------------

Net asset value at beginning of period                            $      10.00
                                                                  ------------

Net asset value at end of period                                  $      10.00
                                                                  ============

Total return                                                            0.00%(b)
                                                                  ============

Net assets at end of period (000's)                               $      2,012
                                                                  ============


(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.

(b)  Not annualized.


See accompanying notes to financial statements.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND - CLASS C
FINANCIAL HIGHLIGHTS
PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

================================================================================

                                                                     PERIOD
                                                                     ENDED
                                                                  DECEMBER 31,
                                                                     2006(a)
                                                                  ------------

Net asset value at beginning of period                            $      10.00
                                                                  ------------

Net asset value at end of period                                  $      10.00
                                                                  ============

Total return                                                            0.00%(b)
                                                                  ============

Net assets at end of period (000's)                               $         10
                                                                  ============


(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.

(b)  Not annualized.


See accompanying notes to financial statements.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


1.   SIGNIFICANT ACCOUNTING POLICIES

The Wells Dow Jones Wilshire Global RESI Index Fund (the Fund) is a diversified series of the Wells Family of Real Estate Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on June 4, 1997. The public offering of Class A and Class C shares of the Fund commenced on December 29, 2006. The Fund had no operations prior to the public offering of Class A and Class C shares.

The Fund seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire Global Real Estate Securities Index (the Index) by investing in the securities included in the Index.

The Fund currently offers two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A shares) and Class C shares (sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class C shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund is also authorized to issue and sell shares of two additional classes of shares: Class I shares (available for purchase only by clients of certain financial intermediaries) and Retirement Class shares (available for purchase only by certain retirement plans). As of December 31, 2006, the public offering of Class I shares and Retirement Class shares had not yet commenced.

Securities valuation -- The Fund's portfolio securities will be valued as of the close of the regular session of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) as follows: (1) securities which are traded on stock exchanges are valued at their last reported sale price as of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at their last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being values, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006


to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U. S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) will be valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The maximum offering price per share of Class A shares of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares, Class I shares and Retirement Class shares is equal to the net asset value per share. The redemption price per share of each class of shares of the Fund is equal to the net asset value per share, except that Class C shares are subject to a contingent deferred sales load of 1% on amounts redeemed within one year of purchase.

Investment income -- Dividend income will be recorded on the ex-dividend date. Interest income will be accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income will be declared and paid quarterly. Net realized short-term capital gains, if any, will be distributed throughout the year and net realized long-term capital gains, if any, will be distributed at least once each year. Income dividends and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. There were no distributions during the period ended December 31, 2006.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006


Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation will be allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses will be charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class will be allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions will be accounted for on the trade date. Gains and losses on securities sold will be determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It will be the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. The Fund intends to qualify as a regulated investment company in 2007.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The majority of the dividend income recorded by the Fund is expected to be from Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). For tax purposes, a portion of these dividends will typically consist of capital gains and returns of capital. The Fund will reconcile recorded amounts with the returns of capital reported by the REITs and REOCs shortly after calendar year-end, and an adjustment, if any is required, will then be recorded by the Fund.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006


2.   TRANSACTIONS WITH AFFILIATES

Certain Trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Fund.

ADVISORY AGREEMENT
Wells Asset Management, Inc. (the Adviser) provides general investment supervisory services to the Fund and manages the Fund's business affairs pursuant to the terms of an Advisory Agreement between the Adviser and the Trust. The Fund will pay the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has contractually agreed, until at least December 31, 2009, to waive fees and reimburse expenses in order to maintain the total operating expenses of Class A, Class C, Class I and Retirement Class shares at or below 1.09%, 1.84% 0.84% and 1.59%, respectively, per annum.

SUB-ADVISORY AGREEMENT
The Tuckerman Group, LLC (the Sub-Adviser), has been retained by the Adviser to manage the Fund's investments pursuant to the terms of a Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust. The Adviser (not the Fund) will pay the Sub-Adviser a fee, paid monthly, at an annual rate of 0.35% of the Fund's average daily net assets up to $50 million; 0.30% of such assets from $50 million to $100 million; and 0.25% of such assets in excess of $100 million, subject to annual minimum fee of $150,000.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related administrative and compliance services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Ultimus will receive a monthly fee from the Fund at an annual rate of 0.08% of the Fund's average daily net assets up to $500 million; 0.05% of such assets from $500 million to $2 billion; 0.04% of such assets from $2 billion to $3 billion; and 0.03% of such assets in excess of $3 billion; subject, however, to a minimum monthly fee of $2,000.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006


TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus will receive a monthly fee from the Fund at an annual rate of $20 per account, subject to a minimum monthly fee of $1,500 for each share class with 100 or more accounts. For a share class with less than 100 accounts, the monthly fee is reduced to $500.

ACCOUNTING SERVICES AGREEMENT
Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Fund will pay Ultimus a base fee of $4,000 per month plus an asset based fee computed as a percentage of the Fund's average net assets.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, Wells Investment Securities, Inc. (the Underwriter) serves as the exclusive agent for the distribution of shares of the Fund. The Underwriter is an affiliate of the Adviser.

SUB-DISTRIBUTION AGREEMENT
Under the terms of a Sub-Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the Sub-Distributor), the Underwriter retains the
Sub-Distributor to assist in the distribution of shares of the Fund. The Sub-Distributor receives no compensation from the Trust or the Underwriter for these services.

PLANS OF DISTRIBUTION
The Trust has adopted plans of distribution under which each class of shares of the Fund, other than Class I shares, may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Class A Plan is 0.25% of the Fund's average daily net assets attributable to Class A shares. The annual limitation for payment of expenses pursuant to the Class C Plan is 1.00% of the Fund's average daily net assets attributable to Class C shares. The annual limitation for payment of expenses pursuant to the Retirement Class plan is 0.75% of the Fund's average daily net assets attributable to Retirement Class shares.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006


3.   FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

     A. The market values of investment securities and other assets and liabilities will be translated at the closing rate of exchange each day.

     B. Purchases and sales of investment securities and income and expenses will be translated at the rate of exchange prevailing on the respective dates of such transactions.

     C. The Fund will not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations will be included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

4.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses will be included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006

5.   CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.   ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its Semi-Annual Report on June 30, 2007.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006

In September 2006, the FASB issued STATEMENT ON FINANCIAL  ACCOUNTING  STANDARDS
(SFAS) No. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees of the Wells Dow Jones Wilshire Global RESI Index Fund of the Wells Family of Real Estate Funds

We have audited the accompanying statement of assets and liabilities of the Wells Dow Jones Wilshire Global RESI Index Fund (the "Fund") of the Wells Family of Real Estate Funds, as of December 31, 2006, and the statement of changes in net assets and financial highlights for the period from commencement of operations, December 29, 2006, through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Dow Jones Global RESI Index Fund of the Wells Family of Real Estate Funds at December 31, 2006, and the changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                    /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
February 21, 2007

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                                     POSITION HELD         LENGTH OF
TRUSTEE/OFFICER           ADDRESS                                        AGE         WITH THE TRUST        TIME SERVED
---------------------------------------------------------------------------------------------------------------------------------
*Leo F.  Wells, III       6200 The Corners Parkway, Norcross, GA          63     President and Trustee     Since January 1998
 Michael R. Buchanan      1630 Misty Oaks Drive, Atlanta, GA              59     Trustee                   Since September 2002
 Richard W. Carpenter     3080 Pendenville Road, Concord, GA              69     Trustee                   Since January 1998
 Bud Carter               100 Mount Shasta Lane, Alpharetta, GA           68     Trustee                   Since May 1998
 William H. Keogler, Jr.  6631 N.W. 61st Avenue, Parkland, FL             61     Trustee                   Since April 2001
 Donald S. Moss           9165 Etching Overlook, Duluth, GA               71     Trustee                   Since May 1998
 Neil H. Strickland       4800 River Green Parkway, Duluth, GA            71     Trustee                   Since April 2001
 W. Wayne Woody           2277 Peachtree Road, NE, #807, Atlanta, GA      65     Trustee                   Since October 2003
 Randy Fretz              6200 The Corners Parkway, Norcross, GA          54     Vice President            Since February 2007
 Jill W. Maggiore         6200 The Corners Parkway, Norcross, GA          48     Vice President and
                                                                                 Chief Compliance Officer  Since March 1999
 Douglas P.  Williams     6200 The Corners Parkway, Norcross, GA          56     Vice President and
                                                                                 Assistant Treasurer       Since February 2005
 Robert G. Dorsey         225 Pictoria Drive, Suite 450, Cincinnati, OH   49     Vice President            Since September 2000
 Mark J. Seger            225 Pictoria Drive, Suite 450, Cincinnati, OH   45     Treasurer                 Since September 2000
 John F. Splain           225 Pictoria Drive, Suite 450, Cincinnati, OH   50     Secretary                 Since September 2000

* Mr. Wells, as an affiliated person of the Adviser and the Underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees two portfolios of the Trust, the Wells Dow Jones Wilshire Global RESI Index Fund and the Wells S&P REIT Index Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and other public directorships held by the Trustees are set forth below:

Leo F. Wells, III is President and Director of the Adviser, in addition to the following affiliated companies: Wells Capital, Inc. (a real estate company); Wells & Associates, Inc. (a real estate brokerage company); Wells Management Company, Inc. (a property management company); Wells Advisers, Inc. (a non-bank custodian for IRAs); Wells Real Estate Funds, Inc. (a holding company for the Wells group of companies); Wells Real Estate Advisory Services, Inc. and Wells Development Corporation (a company formed to acquire and develop commercial real estate properties). He is also President and Director of Wells Real Estate Investment Trust II, Inc., Wells Timberland REIT, Inc. and Institutional REIT, Inc. He is a Director of Wells Real Estate Investment Trust, Inc.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (CONTINUED) (UNAUDITED)

Michael R. Buchanan is a retired Managing Director of Bank of America. He is a Director of Wells Real Estate Investment Trust, Inc. and D.R. Horton, Inc.

Richard W. Carpenter is Managing Partner of Carpenter Properties LP (a real estate company). He is the former President of Commonwealth Oil Refining Co., Inc. (an oil refinery) and Realmark Holding Company (a real estate company). He is also a Director of Wells Real Estate Investment Trust, Inc., Wells Real Estate Investment Trust II, Inc. and MidCountry Financial Corp.

Bud Carter is Chairman of The Executive Committee (an international management consultant).

William H. Keogler, Jr. is retired President and Chief Executive Officer of Keogler, Morgan & Company, Inc. (a brokerage firm) and Keogler Investment Advisory, Inc. (a registered investment advisor).

Donald S. Moss is a retired former Senior Vice President of Avon Products, Inc. He is also a Director of Wells Real Estate Investment Trust, Inc., Wells Real Estate Investment Trust II, Inc. and Wells Timberland REIT, Inc.

Neil H. Strickland is the President of Strickland General Agency, Inc. (an insurance agency). He is also a Director of Wells Real Estate Investment Trust, Inc. and Wells Real Estate Investment Trust II, Inc.

W. Wayne Woody is a retired Senior Partner with KPMG LLP (a public accounting firm). He is also a Director of Wells Real Estate Investment Trust, Inc., Wells Real Estate Investment Trust II, Inc. and American HomePatient, Inc. (a home health care provider). Randy Fretz is Vice President of Wells Real Estate Funds, Inc. He is also Senior Vice President of Wells Real Estate Investment Trust, Inc., Wells Real Estate Investment Trust II, Inc., Wells Timberland REIT, Inc. and Institutional REIT, Inc.

Jill W. Maggiore is Vice President and Chief Compliance Officer of the Adviser and Vice President of Wells Investment Securities, Inc.

Douglas P. Williams is Vice President and Secretary of the Adviser and Vice President, Secretary and Treasurer and a Director of Wells Investment
Securities, Inc. He is also Executive Vice President, Secretary and Treasurer and a Director of Wells Real Estate Investment Trust, Inc., Wells Real Estate Investment Trust II, Inc., Wells Timberland REIT, Inc. and Institutional REIT, Inc.

Robert G. Dorsey is a Managing Director of Ultimus Funds Solutions, LLC (a mutual fund services company) and Ultimus Fund Distributors, LLC (a registered broker-dealer).

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (CONTINUED) (UNAUDITED)

Mark J. Seger is a Managing Director of Ultimus Funds Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Funds Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and Executive Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-282-1581.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
OTHER INFORMATION (UNAUDITED)

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form
N-Q. The filings are available upon request, by calling 1-800-282-1581. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-282-1581, or on the Securities and Exchange Commission's website at http://www.sec.gov.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX
APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT
(UNAUDITED)

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-Adviser (collectively, the "Agreements") at an in-person meeting held on December 14, 2006, at which a majority of the Trustees were present.

The Trustees were advised by independent counsel of their fiduciary obligations in approving the Agreements and the Trustees requested such information from the Adviser and the Sub-Adviser as they deemed reasonably necessary to evaluate the terms of the Agreements and whether the Agreements are in the best interests of the Wells Dow Jones Wilshire Global RESI Index Fund (the "Fund") and its shareholders. The Trustees considered, among other things, the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser, the Adviser's and the Sub-Adviser's experience managing other index products, the proposed fees for the Fund and other factors deemed relevant by the Trustees. The Trustees reviewed, among other things: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) "backtested" performance information of the Dow Jones Wilshire Global Real Estate Securities Index, the performance of which the Fund will seek to replicate as closely as possible; and (3) information about the personnel of the Adviser and the Sub-Adviser who will be primarily responsible for providing services to the Fund. The Trustees also considered various factors, among them:
(1) the nature and extent of the services to be provided by the Adviser and the Sub-Adviser; (2) the fees to be charged for those services; (3) the considerable experience of the Adviser and the Sub-Adviser in managing portfolios, including investment companies, that invest in real estate securities; and (4) the Sub-Adviser's experience and technology with respect to managing index funds. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process.

The Trustees evaluated and discussed the responsibilities of the Adviser and the Sub-Adviser under the Agreements. The Trustees also reviewed the background, education and experience of the Adviser's and the Sub-Adviser's key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Trust and the Adviser's and the Sub-Adviser's compliance programs, as well as the Adviser's and the Sub-Adviser's roles in coordinating such services and programs. The Trustees also considered the Adviser's commitment to waive fees and reimburse expenses in order to maintain a competitive expense ratio, and the potential impact that such waivers and reimbursements will have as the Fund's assets grow.

The Trustees considered the past experience of the Adviser and the Sub-Adviser in managing index funds, and the qualifications of key personnel of the Adviser and the Sub-Adviser that would work with the Fund, and concluded that the Adviser and the Sub-Adviser are qualified to manage the Fund's assets in accordance with its investment objective and policies.

WELLS FAMILY OF REAL ESTATE FUNDS
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX
APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT
(UNAUDITED) (CONTINUED)

In reviewing the fees payable under the Advisory Agreement, the Trustees reviewed the advisory fee rates proposed to be paid by the Fund and compared such fees to the advisory fee ratios of similar mutual funds. The Trustees also compared the anticipated total operating expense ratio of the Fund, after fee waivers, with total expense ratios of representative funds with similar investment objectives considered to be in its peer group. Following discussion, the Trustees concluded that, based upon the considerations outlined above, the proposed advisory fees to be paid by the Fund are reasonable.

Following further discussion, the Trustees, including the Trust's independent Trustees, unanimously approved the Advisory Agreement and the Sub-Advisory Agreement as presented at the meeting. No single factor was considered in isolation or to be determinative to the decisions of the Trustees to approve the Advisory Agreement and the Sub-Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that approval of the Advisory Agreement and the Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders.

LETTER TO SHAREHOLDERS
================================================================================

Dear Wells Shareholder:

Thank you for investing in the Wells Family of Real Estate Funds. We're honored that you've chosen to include our funds as part of your asset allocation plan. As you know, real estate can help diversify your investment portfolio and help manage overall risk. We're proud to offer two investment options that capture the diversification benefits of an index-based strategy.

The Wells S&P REIT Index(SM) Fund seeks to mirror the holdings of the S&P REIT Composite Index(SM), in turn reflecting the total U.S. publicly traded REIT market. One of the benefits of investing in an index fund is the ability to capture a broad range of U.S. real estate sectors and property types -- a strategy that can help balance out volatility because each real estate sector tends to perform independently of the others. The Fund's portfolio includes all three types of REITs -- equity, mortgage, and hybrid -- and its top-five sectors were retail, specialized, residential, office and diversified properties. We believe that the Fund will continue to capture emerging opportunities and growth cycles within the U.S. REIT market.

The Wells Dow Jones Wilshire Global RESI Index(SM) Fund tracks the Dow Jones Wilshire Global Real Estate Securities Index(SM) (RESI) and seeks to capture real estate investment opportunities at the global level. More and more countries around the world are adopting REIT structures and moving privately held real estate into the public investment arena, opening up an array of opportunities for global real estate investors. The Fund currently includes approximately 240 real estate stocks in 22 countries, and its largest weightings were in the diversified, retail, industrial, office and residential sectors. Each country's real estate market tends to perform independently of the other countries' markets, therefore providing diversification and balance in varying economic climates.

The enclosed 2007 Semi-Annual Report contains important fund information and performance data. Please review it and keep it in your records. Thank you again for choosing to invest in the Wells Family of Real Estate Funds. If you have any questions or concerns, please contact Mutual Fund Shareholder Services at 800-282-1581 or visit www.wellsref.com.

Sincerely,


/s/ Leo

Leo F. Wells III
President
Wells Real Estate Funds

                                   Disclosures

THE FUNDS' PROSPECTUS INCLUDES INFORMATION ON CHARGES, EXPENSES, AND OTHER IMPORTANT FACTS. INVESTORS SHOULD CONSIDER THEIR INVESTMENT OBJECTIVES AND RISKS, ALONG WITH THE FUNDS' CHARGES AND EXPENSES BEFORE INVESTING. YOU CAN OBTAIN A PROSPECTUS FROM YOUR FINANCIAL REPRESENTATIVE OR BY VISITING WWW.WELLSREF.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

"Standard & Poor's(R)", "S&P(R)" and "Standard & Poor's REIT Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Wells S&P REIT Index Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

The Dow Jones Wilshire Global RESI(SM) is calculated and distributed by Dow Jones Indexes pursuant to an agreement between Dow Jones & Company and Wilshire Associates Incorporated. "Dow Jones" and "Wilshire" are the respective service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated. The Wells Dow Jones Wilshire Global RESI Index Fund is not sponsored, endorsed, sold, or promoted by Dow Jones or Wilshire.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS IT IS ACCOMPANIED BY A CURRENT PROSPECTUS.

THIS REPORT REFLECTS OUR VIEWS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FOR MORE CURRENT INFORMATION THROUGHOUT THE YEAR PLEASE VISIT WWW.WELLSREF.COM.

WELLS S&P REIT INDEX FUND
SECTOR ALLOCATION (% OF COMMON STOCKS)
JUNE 30, 2007 (UNAUDITED)
================================================================================

                                              Diversified - 8.5%
                                              Industrial - 7.3%
       [GRAPHIC OMITTED]                      Mortgage - 2.7%
                                              Office - 15.1%
                                              Residential - 19.3%
                                              Retail - 26.2%
                                              Specialized - 20.9%



WELLS S&P REIT INDEX FUND
TOP 10 HOLDINGS
JUNE 30, 2007 (UNAUDITED)
================================================================================

                                                          % OF
                                                       NET ASSETS
                                                       ----------

             Simon Property Group, Inc.                  6.3%
             ProLogis                                    4.5%
             Vornado Realty Trust                        4.4%
             Equity Residential                          4.0%
             Archstone-Smith Trust                       4.0%
             General Growth Properties, Inc.             4.0%
             Boston Properties, Inc.                     3.7%
             Host Hotels & Resorts, Inc.                 3.7%
             AvalonBay Communities, Inc.                 2.9%
             Public Storage, Inc.                        2.9%

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
COUNTRY ALLOCATION (% OF COMMON STOCKS)
JUNE 30, 2007 (UNAUDITED)
================================================================================

          [BAR CHART OMITTED]

Australia                        11.9%
Austria                           2.9%
Belgium                           0.4%
Bermuda                           0.8%
Canada                            4.4%
France                            3.0%
Germany                           0.5%
Hong Kong                         4.2%
Italy                             0.4%
Japan                            11.0%
Malaysia                          0.5%
Netherlands                       2.7%
New Zealand                       0.4%
Philippines                       0.4%
Poland                            0.4%
Singapore                         3.4%
South Africa                      0.4%
Spain                             0.5%
Sweden                            0.7%
Switzerland                       0.5%
United Kingdom                    9.5%
United States                    41.1%




WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
TOP 10 HOLDINGS
JUNE 30, 2007 (UNAUDITED)
================================================================================

                                                          % OF
                                                       NET ASSETS
                                                       ----------

             Westfield Group                             4.2%
             Mitsui Fudosan Co. Ltd.                     3.4%
             Brookfield Asset Management, Inc. - Class A 3.2%
             Simon Property Group, Inc.                  2.8%
             Vornado Realty Trust                        2.1%
             Land Securities Group plc                   2.1%
             ProLogis                                    2.0%
             British Land Co. plc                        1.9%
             Equity Residential                          1.8%
             Archstone-Smith Trust                       1.8%

WELLS FAMILY OF REAL ESTATE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNAUDITED)
=======================================================================================================
                                                                                          WELLS DOW
                                                                          WELLS S&P     JONES WILSHIRE
                                                                            REIT         GLOBAL RESI
                                                                         INDEX FUND       INDEX FUND
-------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost .............................................     $297,378,350     $ 26,080,492
                                                                         ============     ============
   At market value (Note 1) ........................................     $383,657,988     $ 24,505,442
Cash ...............................................................               --           20,888
Cash denominated in foreign currency (b) (Note 4) ..................               --          321,679
Dividends receivable ...............................................        1,240,219           83,958
Receivable for investment securities sold ..........................        2,362,816               --
Receivable for capital shares sold .................................          426,859          386,298
Receivable from Adviser (Note 3) ...................................               --           58,638
Other assets .......................................................           78,914           32,966
                                                                         ------------     ------------
   TOTAL ASSETS ....................................................      387,766,796       25,409,869
                                                                         ------------     ------------

LIABILITIES
Income distribution payable ........................................          605,836           20,254
Payable for investment securities purchased ........................          698,141          339,184
Payable for capital shares redeemed ................................        1,589,362              260
Payable to Adviser (Note 3) ........................................          113,226               --
Payable to Underwriter (Note 3) ....................................          176,954            7,605
Payable to Administrator (Note 3) ..................................           69,000           10,800
Other accrued expenses and liabilities .............................           33,047           74,491
                                                                         ------------     ------------
   TOTAL LIABILITIES ...............................................        3,285,566          452,594
                                                                         ------------     ------------

NET ASSETS .........................................................     $384,481,230     $ 24,957,275
                                                                         ============     ============

NET ASSETS CONSIST OF:
Paid-in capital ....................................................     $271,436,982     $ 26,503,451
Accumulated undistributed net investment income ....................            6,385              253
Accumulated net realized gains from security transactions ..........       26,758,225           28,447
Net unrealized appreciation (depreciation) on investments ..........       86,279,638       (1,575,050)
Net unrealized appreciation on translation of assets and liabilities
 in foreign currencies .............................................               --              174
                                                                         ------------     ------------
Net assets .........................................................     $384,481,230     $ 24,957,275
                                                                         ============     ============

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares ............................     $240,640,835     $ 17,312,761
                                                                         ============     ============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) .............................       18,928,390        1,771,291
                                                                         ============     ============
Net asset value and redemption price per share (Note 1) ............     $      12.71     $       9.77
                                                                         ============     ============
Maximum offering price per share (Note 1) ..........................     $      13.24     $      10.18
                                                                         ============     ============

WELLS FAMILY OF REAL ESTATE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNAUDITED) (CONTINUED)
===========================================================================================================
                                                                                               WELLS DOW
                                                                                WELLS S&P    JONES WILSHIRE
                                                                                  REIT        GLOBAL RESI
                                                                               INDEX FUND      INDEX FUND
-----------------------------------------------------------------------------------------------------------
PRICING OF CLASS B SHARES
Net assets applicable to Class B shares ..................................     $61,413,848
                                                                               ===========
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...................................       4,737,868
                                                                               ===========
Net asset value and offering price per share(a) (Note 1) .................     $     12.96
                                                                               ===========

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares ..................................     $81,589,465     $ 5,754,749
                                                                               ===========     ===========
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...................................       6,324,629         590,305
                                                                               ===========     ===========
Net asset value and offering price per share(a) (Note 1) .................     $     12.90     $      9.75
                                                                               ===========     ===========

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares ..................................     $   837,082     $ 1,889,765
                                                                               ===========     ===========
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...................................          65,808         193,316
                                                                               ===========     ===========
Net asset value, offering price and redemption price per share (Note 1) ..     $     12.72     $      9.78
                                                                               ===========     ===========

(a)   Redemption price varies based on length of time held.
(b)   The cost of cash denominated in foreign currency is $320,752

See accompanying notes to financial statements.

WELLS FAMILY OF REAL ESTATE FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)
==================================================================================================
                                                                                      WELLS DOW
                                                                     WELLS S&P      JONES WILSHIRE
                                                                        REIT          GLOBAL RESI
                                                                     INDEX FUND       INDEX FUND
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ...................................................     $ 8,600,881      $   253,273
   Foreign withholding taxes on dividends ......................              --          (26,083)
                                                                     -----------      -----------
     TOTAL INVESTMENT INCOME ...................................       8,600,881          227,190
                                                                     -----------      -----------

EXPENSES
   Distribution expenses, Class A (Note 3) .....................         338,036           10,196
   Distribution expenses, Class B (Note 3) .....................         350,350               --
   Distribution expenses, Class C (Note 3) .....................         463,542           12,613
   Investment advisory fees (Note 3) ...........................       1,085,707           31,613
   Transfer agent fees, Class A (Note 3) .......................         128,294            8,743
   Transfer agent fees, Class B (Note 3) .......................          33,628               --
   Transfer agent fees, Class C (Note 3) .......................          46,608            8,000
   Transfer agent fees, Class I (Note 3) .......................           3,000            3,000
   Custodian fees ..............................................          63,812          136,080
   Administrative services fees (Note 3) .......................         173,728           12,000
   Postage and supplies expense ................................          94,126           14,116
   Trustees fees ...............................................          41,000           41,000
   Accounting services fees (Note 3) ...........................          42,653           25,090
   Professional fees ...........................................          20,525           29,107
   Registration fees, Common ...................................           8,936            4,623
   Registration fees, Class A ..................................           5,920            5,444
   Registration fees, Class B ..................................           2,964               --
   Registration fees, Class C ..................................           4,956            5,129
   Registration fees, Class I ..................................             875              485
   Reports to shareholders .....................................          17,397            8,399
   Insurance expense ...........................................          18,160               --
   Interest expense (Note 7) ...................................           7,301               --
   Other expenses ..............................................          55,118           25,924
                                                                     -----------      -----------
     TOTAL EXPENSES ............................................       3,006,636          381,562
     Fees waived and expenses reimbursed by the Adviser (Note 3)         (15,308)        (279,666)
     Class A expenses reimbursed by the Adviser (Note 3) .......        (134,214)         (14,187)
     Class B expenses reimbursed by the Adviser (Note 3) .......         (36,592)              --
     Class C expenses reimbursed by the Adviser (Note 3) .......         (51,564)         (13,129)
     Class I expenses reimbursed by the Adviser (Note 3) .......          (3,875)          (3,485)
                                                                     -----------      -----------
     NET EXPENSES ..............................................       2,765,083           71,095
                                                                     -----------      -----------

NET INVESTMENT INCOME ..........................................       5,835,798          156,095
                                                                     -----------      -----------

WELLS FAMILY OF REAL ESTATE FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)
(CONTINUED)
============================================================================================
                                                                               WELLS DOW
                                                              WELLS S&P      JONES WILSHIRE
                                                                 REIT          GLOBAL RESI
                                                              INDEX FUND       INDEX FUND
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gains (losses) from:
     Security transactions ..............................     $ 28,641,563      $     28,447
     Foreign currency transactions ......................               --            (7,241)
   Net change in unrealized appreciation/depreciation on:
     Security transactions ..............................      (60,337,099)       (1,575,050)
     Foreign currency translation .......................               --               174
                                                              ------------      ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   AND FOREIGN CURRENCIES ...............................      (31,695,536)       (1,553,670)
                                                              ------------      ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ..............     $(25,859,738)     $ (1,397,575)
                                                              ============      ============

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================================
                                                                                         SIX MONTHS
                                                                                            ENDED          YEAR ENDED
                                                                                         JUNE 30, 2007     DECEMBER 31,
                                                                                          (UNAUDITED)          2006
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ...........................................................     $   5,835,798      $   5,069,503
   Net realized gains from security transactions ...................................        28,641,563         40,117,557
   Net change in unrealized appreciation/depreciation on investments ...............       (60,337,099)        65,640,323
                                                                                         -------------      -------------
Increase (decrease) in net assets from operations ..................................       (25,859,738)       110,827,383
                                                                                         -------------      -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income, Class A ...................................        (4,038,361)        (3,823,989)
   Dividends from net investment income, Class B ...................................          (760,278)          (533,315)
   Dividends from net investment income, Class C ...................................        (1,014,733)          (696,976)
   Dividends from net investment income, Class I ...................................           (16,041)           (15,223)
   Distributions from net realized gains, Class A ..................................                --        (24,728,226)
   Distributions from net realized gains, Class B ..................................                --         (6,327,558)
   Distributions from net realized gains, Class C ..................................                --         (8,266,058)
   Distributions from net realized gains, Class I ..................................                --            (90,800)
   Return of capital, Class A ......................................................                --         (3,136,657)
   Return of capital, Class B ......................................................                --           (799,792)
   Return of capital, Class C ......................................................                --         (1,045,398)
   Return of capital, Class I ......................................................                --            (10,786)
                                                                                         -------------      -------------
Decrease in net assets from distributions to shareholders ..........................        (5,829,413)       (49,474,778)
                                                                                         -------------      -------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)
CLASS A
   Proceeds from shares sold .......................................................        26,221,188         44,377,888
   Net asset value of shares issued in reinvestment of distributions to shareholders         3,324,866         26,829,945
   Payments for shares redeemed ....................................................       (36,381,971)       (52,327,434)
                                                                                         -------------      -------------
Net increase (decrease) in net assets from Class A share transactions ..............        (6,835,917)        18,880,399
                                                                                         -------------      -------------

CLASS B
   Proceeds from shares sold .......................................................         2,653,942          6,016,101
   Net asset value of shares issued in reinvestment of distributions to shareholders           623,320          6,407,928
   Payments for shares redeemed ....................................................        (6,025,364)        (8,570,868)
                                                                                         -------------      -------------
Net increase (decrease) in net assets from Class B share transactions ..............        (2,748,102)         3,853,161
                                                                                         -------------      -------------

CLASS C
   Proceeds from shares sold .......................................................         8,525,355         12,830,799
   Net asset value of shares issued in reinvestment of distributions to shareholders           862,906          8,683,863
   Payments for shares redeemed ....................................................       (11,388,781)       (17,757,976)
                                                                                         -------------      -------------
Net increase (decrease) in net assets from Class C share transactions ..............        (2,000,520)         3,756,686
                                                                                         -------------      -------------

WELLS S&P REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
=========================================================================================================================
                                                                                         SIX MONTHS
                                                                                            ENDED           YEAR ENDED
                                                                                        JUNE 30, 2007       DECEMBER 31,
                                                                                         (UNAUDITED)            2006
-------------------------------------------------------------------------------------------------------------------------
CLASS I
   Proceeds from shares sold .......................................................     $     286,359      $     177,694
   Net asset value of shares issued in reinvestment of distributions to shareholders            14,436            108,559
   Payments for shares redeemed ....................................................          (377,737)          (102,855)
                                                                                         -------------      -------------
Net increase (decrease) in net assets from Class I share transactions ..............           (76,942)           183,398
                                                                                         -------------      -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................       (43,350,632)        88,026,249

NET ASSETS
   Beginning of period .............................................................       427,831,862        339,805,613
                                                                                         -------------      -------------
   End of period ...................................................................     $ 384,481,230      $ 427,831,862
                                                                                         =============      =============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ....................................     $       6,385      $          --
                                                                                         =============      =============

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================================
                                                                                        SIX MONTHS
                                                                                           ENDED         PERIOD ENDED
                                                                                       JUNE 30, 2007     DECEMBER 31,
                                                                                        (UNAUDITED)        2006 (a)
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ...........................................................     $    156,095      $         --
   Net realized gains (losses) from:
     Security transactions .........................................................           28,447                --
     Foreign currency transactions .................................................           (7,241)
   Net change in unrealized appreciation/depreciation on:
     Investments ...................................................................       (1,575,050)               --
     Foreign currency translation ..................................................              174
                                                                                         ------------      ------------
Decrease in net assets from operations .............................................       (1,397,575)               --
                                                                                         ------------      ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income, Class A ...................................         (108,519)               --
   Dividends from net investment income, Class C ...................................          (27,394)               --
   Dividends from net investment income, Class I ...................................          (12,688)               --
                                                                                         ------------      ------------
Decrease in net assets from distributions to shareholders ..........................         (148,601)               --
                                                                                         ------------      ------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
CLASS A
   Proceeds from shares sold .......................................................       16,555,951         2,011,947
   Net asset value of shares issued in reinvestment of distributions to shareholders           93,103                --
   Payments for shares redeemed ....................................................         (296,838)               --
                                                                                         ------------      ------------
Net increase in net assets from Class A share transactions .........................       16,352,216         2,011,947
                                                                                         ------------      ------------

CLASS C
   Proceeds from shares sold .......................................................        6,130,046            10,000
   Net asset value of shares issued in reinvestment of distributions to shareholders           24,678                --
   Payments for shares redeemed ....................................................          (36,496)               --
                                                                                         ------------      ------------
Net increase in net assets from Class C share transactions .........................        6,118,228            10,000
                                                                                         ------------      ------------

CLASS I
   Proceeds from shares sold .......................................................        2,032,250                --
   Net asset value of shares issued in reinvestment of distributions to shareholders           10,566                --
   Payments for shares redeemed ....................................................          (31,756)               --
                                                                                         ------------      ------------
Net increase in net assets from Class I share transactions .........................        2,011,060                --
                                                                                         ------------      ------------

TOTAL INCREASE IN NET ASSETS .......................................................       22,935,328         2,021,947

NET ASSETS
   Beginning of period .............................................................        2,021,947                --
                                                                                         ------------      ------------
   End of period ...................................................................     $ 24,957,275      $  2,021,947
                                                                                         ============      ============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ....................................     $        253      $         --
                                                                                         ============      ============

(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
CLASS A
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS        YEAR          YEAR          YEAR          YEAR          YEAR
                                                   ENDED           ENDED         ENDED         ENDED         ENDED         ENDED
                                               JUNE 30, 2007      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                (UNAUDITED)         2006          2005         2004          2003          2002
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period .......   $   13.77        $   11.64     $   11.97     $   10.31     $    8.26     $    8.63
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
   Net investment income .....................        0.21             0.22          0.27          0.31          0.28          0.34
   Net realized and unrealized gains
     (losses) on investments .................       (1.06)            3.70          0.92          2.73          2.45         (0.07)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Total from investment operations .............       (0.85)            3.92          1.19          3.04          2.73          0.27
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Less distributions:
   Dividends from net investment income ......       (0.21)           (0.22)        (0.27)        (0.31)        (0.28)        (0.34)
   Distributions from net realized gains .....          --            (1.39)        (1.04)        (0.99)        (0.28)        (0.18)
   Return of capital .........................          --            (0.18)        (0.21)        (0.08)        (0.12)        (0.12)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Total distributions ..........................       (0.21)           (1.79)        (1.52)        (1.38)        (0.68)        (0.64)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Net asset value at end of period .............   $   12.71        $   13.77     $   11.64     $   11.97     $   10.31     $    8.26
                                                 =========        =========     =========     =========     =========     =========

Total return(a) ..............................       (6.21%)(c)       34.11%        10.15%        30.13%        33.88%         2.97%
                                                 =========        =========     =========     =========     =========     =========

Net assets at end of period (000's) ..........   $ 240,641        $ 267,234     $ 210,471     $ 212,993     $ 170,443     $  93,545
                                                 =========        =========     =========     =========     =========     =========

Ratio of net expenses to average net assets(b)        0.99%(d)         0.99%         0.99%         0.99%         0.99%         0.99%

Ratio of net investment income
   to average net assets .....................        0.98%(d)         1.60%         2.17%         2.86%         3.19%         3.96%

Portfolio turnover rate ......................          11%(c)           20%           18%           26%           13%           10%


(a)   Total returns shown exclude the effect of applicable sales loads.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.10%(d), 1.18%, 1.25%, 1.30%, 1.34% and 1.38% for the periods ended June 30, 2007, December 31, 2006, 2005, 2004, 2003 and 2002, respectively (Note 3).
(c)   Not annualized.
(d)   Annualized.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
CLASS B
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS        YEAR          YEAR          YEAR          YEAR          YEAR
                                                   ENDED           ENDED         ENDED         ENDED         ENDED         ENDED
                                               JUNE 30, 2007      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                (UNAUDITED)         2006          2005         2004          2003          2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $   14.03        $   11.84     $   12.15     $   10.46     $    8.37     $    8.75
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
   Net investment income .....................        0.16             0.12          0.18          0.23          0.22          0.27
   Net realized and unrealized gains
     (losses) on investments .................       (1.07)            3.75          0.94          2.76          2.48         (0.07)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Total from investment operations .............       (0.91)            3.87          1.12          2.99          2.70          0.20
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Less distributions:
   Dividends from net investment income ......       (0.16)           (0.12)        (0.18)        (0.23)        (0.22)        (0.27)
   Distributions from net realized gains .....          --            (1.39)        (1.04)        (0.99)        (0.28)        (0.18)
   Return of capital .........................          --            (0.17)        (0.21)        (0.08)        (0.11)        (0.13)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Total distributions ..........................       (0.16)           (1.68)        (1.43)        (1.30)        (0.61)        (0.58)
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Net asset value at end of period .............   $   12.96        $   14.03     $   11.84     $   12.15     $   10.46     $    8.37
                                                 =========        =========     =========     =========     =========     =========

Total return(a) ..............................       (6.53%)(c)       33.07%         9.35%        29.12%        32.98%         2.13%
                                                 =========        =========     =========     =========     =========     =========

Net assets at end of period (000's) ..........   $  61,414        $  69,225     $  55,231     $  51,588     $  31,854     $  18,880
                                                 =========        =========     =========     =========     =========     =========

Ratio of net expenses to average net assets(b)        1.74%(d)         1.74%         1.74%         1.74%         1.74%         1.74%

Ratio of net investment income to
   average net assets ........................        0.23%(d)         0.85%         1.42%         2.11%         2.44%         3.21%

Portfolio turnover rate ......................          11%(c)           20%           18%           26%           13%           10%


(a)   Total returns shown exclude the effect of applicable sales loads.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.86%(d), 1.94%, 2.00%, 1.94%, 1.96% and 1.99% for the periods ended June 30, 2007, December 31, 2006, 2005, 2004, 2003 and 2002, respectively (Note 3).
(c)   Not annualized.
(d)   Annualized.

See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND
CLASS C
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS        YEAR          YEAR          YEAR          YEAR          YEAR
                                                   ENDED           ENDED         ENDED         ENDED         ENDED         ENDED
                                               JUNE 30, 2007      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                (UNAUDITED)         2006          2005         2004          2003          2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $   13.96        $   11.79     $   12.10     $   10.43     $    8.35     $    8.72
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
   Net investment income .....................        0.16             0.12          0.18          0.23          0.22          0.27
   Net realized and unrealized gains
     (losses) on investments .................       (1.06)            3.73          0.94          2.74          2.47         (0.06)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Total from investment operations .............       (0.90)            3.85          1.12          2.97          2.69          0.21
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Less distributions:
   Dividends from net investment income ......       (0.16)           (0.12)        (0.18)        (0.23)        (0.22)        (0.27)
   Distributions from net realized gains .....          --            (1.39)        (1.04)        (0.99)        (0.28)        (0.18)
   Return of capital .........................          --            (0.17)        (0.21)        (0.08)        (0.11)        (0.13)
                                                 ---------        ---------     ---------     ---------     ---------     ---------
Total distributions ..........................       (0.16)           (1.68)        (1.43)        (1.30)        (0.61)        (0.58)
                                                 ---------        ---------     ---------     ---------     ---------     ---------

Net asset value at end of period .............   $   12.90        $   13.96     $   11.79     $   12.10     $   10.43     $    8.35
                                                 =========        =========     =========     =========     =========     =========

Total return(a) ..............................       (6.49%)(c)       33.04%         9.39%        29.01%        32.94%         2.25%
                                                 =========        =========     =========     =========     =========     =========

Net assets at end of period (000's) ..........   $  81,589        $  90,385     $  73,420     $  68,912     $  38,861     $  19,350
                                                 =========        =========     =========     =========     =========     =========

Ratio of net expenses to average net assets(b)        1.74%(d)         1.74%         1.74%         1.74%         1.74%         1.74%

Ratio of net investment income
   to average net assets .....................        0.23%(d)         0.85%         1.42%         2.11%         2.44%         3.21%

Portfolio turnover rate ......................          11%(c)           20%           18%           26%           13%           10%


(a)   Total returns shown exclude the effect of applicable sales loads.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.86%(d), 1.94%, 2.01%, 1.94%, 1.96% and 1.99% for the periods ended June 30, 2007, December 31, 2006, 2005, 2004, 2003 and 2002, respectively (Note 3).
(c)   Not annualized.
(d)   Annualized.


See accompanying notes to financial statements.


WELLS S&P REIT INDEX FUND
CLASS I
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS        YEAR         YEAR         YEAR         YEAR
                                                                ENDED           ENDED        ENDED        ENDED        ENDED
                                                             JUNE 30, 2007     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                                              (UNAUDITED)        2006         2005         2004        2003(a)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $  13.77        $  11.65     $  11.97     $  10.31     $   9.39
                                                               --------        --------     --------     --------     --------

Income (losses) from investment operations:
   Net investment income ...................................       0.23            0.25         0.30         0.29         0.13
   Net realized and unrealized gains (losses) on investments      (1.05)           3.69         0.93         2.77         1.25
                                                               --------        --------     --------     --------     --------
Total from investment operations ...........................      (0.82)           3.94         1.23         3.06         1.38
                                                               --------        --------     --------     --------     --------

Less distributions:
   Dividends from net investment income ....................      (0.23)          (0.25)       (0.30)       (0.29)       (0.13)
   Distributions from net realized gains ...................         --           (1.39)       (1.04)       (0.99)       (0.28)
   Return of capital .......................................         --           (0.18)       (0.21)       (0.12)       (0.05)
                                                               --------        --------     --------     --------     --------
Total distributions ........................................      (0.23)          (1.82)       (1.55)       (1.40)       (0.46)
                                                               --------        --------     --------     --------     --------

Net asset value at end of period ...........................   $  12.72        $  13.77     $  11.65     $  11.97     $  10.31
                                                               ========        ========     ========     ========     ========

Total return ...............................................      (6.02%)(c)      34.32%       10.51%       30.44%       14.78%(c)
                                                               ========        ========     ========     ========     ========

Net assets at end of period (000's) ........................   $    837        $    988     $    683     $    598     $     69
                                                               ========        ========     ========     ========     ========

Ratio of net expenses to average net assets(b) .............       0.74%(d)        0.74%        0.74%        0.74%        0.74%(d)

Ratio of net investment income to average net assets .......       1.23%(d)        1.85%        2.42%        3.11%        3.44%(d)

Portfolio turnover rate ....................................         11%(c)          20%          18%          26%          13%(d)


(a) Represents the period from the initial public offering of Class I shares (August 25, 2003) through December 31, 2003.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.47%(d), 2.42%, 3.92%, 9.41% and 27.09%(d) for the periods ended June 30, 2007, December 31, 2006, 2005, 2004 and 2003, respectively (Note 3).
(c)   Not annualized.
(d)   Annualized.

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
CLASS A
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                      SIX MONTHS      PERIOD
                                                        ENDED         ENDED
                                                    JUNE 30, 2007    DEC. 31,
                                                     (UNAUDITED)      2006(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............   $ 10.00       $ 10.00
                                                       -------       -------

Income (loss) from investment operations:
   Net investment income ...........................      0.06            --
   Net realized and unrealized losses on investments     (0.23)           --
                                                       -------       -------
Total from investment operations ...................     (0.17)           --
                                                       -------       -------

Less distributions:
   Dividends from net investment income ............     (0.06)           --
                                                       -------       -------

Net asset value at end of period ...................   $  9.77       $ 10.00
                                                       =======       =======

Total return(b) ....................................     (1.68%)(d)     0.00%(d)
                                                       =======       =======

Net assets at end of period (000's) ................   $17,313       $ 2,012
                                                       =======       =======

Ratio of net expenses to average net assets(c) .....      1.09%(e)        --

Ratio of net investment income to average net assets      2.82%(e)        --

Portfolio turnover rate ............................         2%(d)        --


(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.
(b)   Total returns shown exclude the effect of applicable sales loads.
(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 6.24%(e) for the period ended June 30, 2007 (Note 3).
(d)   Not annualized.
(e)   Annualized.

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
CLASS C
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                      SIX MONTHS      PERIOD
                                                        ENDED         ENDED
                                                    JUNE 30, 2007    DEC. 31,
                                                     (UNAUDITED)      2006(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............   $ 10.00       $ 10.00
                                                       -------       -------

Income (loss) from investment operations:
   Net investment income ...........................      0.05            --
   Net realized and unrealized losses on investments     (0.25)           --
                                                       -------       -------
Total from investment operations ...................     (0.20)           --
                                                       -------       -------

Less distributions:
   Dividends from net investment income ............     (0.05)           --
                                                       -------       -------

Net asset value at end of period ...................   $  9.75       $ 10.00
                                                       =======       =======

Total return(b) ....................................     (2.02%)(d)     0.00%(d)
                                                       =======       =======

Net assets at end of period (000's) ................   $ 5,755       $    10
                                                       =======       =======

Ratio of net expenses to average net assets(c) .....      1.84%(e)        --

Ratio of net investment income to average net assets      2.07%(e)        --

Portfolio turnover rate ............................         2%(d)        --


(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.
(b)   Total returns shown exclude the effect of applicable sales loads.
(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 7.66%(e) for the period ended June 30, 2007 (Note 3).
(d)   Not annualized.
(e)   Annualized.

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
CLASS I
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                                    PERIOD
                                                                     ENDED
                                                               JUNE 30, 2007 (a)
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------
Net asset value at beginning of period .........................    $ 10.00
                                                                    -------

Income (loss) from investment operations:
   Net investment income .......................................       0.07
   Net realized and unrealized losses on investments ...........      (0.22)
                                                                    -------
Total from investment operations ...............................      (0.15)
                                                                    -------

Less distributions:
   Dividends from net investment income ........................      (0.07)
                                                                    -------

Net asset value at end of period ...............................    $  9.78
                                                                    =======

Total return ...................................................       0.26%(c)
                                                                    =======

Net assets at end of period (000's) ............................    $ 1,890
                                                                    =======

Ratio of net expenses to average net assets(b) .................       0.84%(d)

Ratio of net investment income to average net assets ...........       3.07%(d)

Portfolio turnover rate ........................................          2%(c)


(a) Represents the period from the commencement of operations (January 10, 2007) through June 30, 2007.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 6.44%(e) for the period ended June 30, 2007 (Note 3).
(c)   Not annualized.
(d)   Annualized.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
COMMON STOCKS -- 99.6%                                  SHARES         VALUE
--------------------------------------------------------------------------------
DIVERSIFIED -- 8.5%
Colonial Properties Trust ........................         54,485   $  1,985,978
Crescent Real Estate Equities Co. ................        108,490      2,434,516
Extra Space Storage, Inc. ........................         67,920      1,120,680
Liberty Property Trust ...........................        107,800      4,735,654
One Liberty Properties ...........................          9,304        211,759
PS Business Parks, Inc. ..........................         18,742      1,187,681
Spirit Finance Corp. .............................        133,742      1,947,284
Supertel Hospitality, Inc. .......................         19,890        168,468
Vornado Realty Trust .............................        153,110     16,817,602
Washington Real Estate Investment Trust ..........         54,686      1,859,324
                                                                    ------------
                                                                      32,468,946
                                                                    ------------
INDUSTRIAL -- 7.2%
AMB Property Corp. ...............................        116,786      6,215,351
EastGroup Properties, Inc. .......................         27,828      1,219,423
First Industrial Realty Trust, Inc. ..............         53,206      2,062,264
First Potomac Realty Trust .......................         28,366        660,644
Monmouth Real Estate Investment Corp. - Class A ..         23,688        205,849
ProLogis .........................................        300,800     17,115,520
Republic Property Trust ..........................         30,580        374,605
                                                                    ------------
                                                                      27,853,656
                                                                    ------------
MORTGAGE -- 2.7%
iStar Financial, Inc. ............................        150,252      6,660,671
Thornburg Mortgage, Inc. .........................        141,648      3,708,345
                                                                    ------------
                                                                      10,369,016
                                                                    ------------
OFFICE -- 15.1%
Alexandria Real Estate Equities, Inc. ............         34,534      3,343,582
BioMed Realty Trust, Inc. ........................         76,734      1,927,558
Boston Properties, Inc. ..........................        139,506     14,247,748
Brandywine Realty Trust ..........................        102,040      2,916,303
Corporate Office Properties Trust ................         55,184      2,263,096
Cousins Properties, Inc. .........................         51,228      1,486,124
Digital Realty Trust, Inc. .......................         71,148      2,680,857
Duke Realty Corp. ................................        160,514      5,725,534
Highwoods Properties, Inc. .......................         66,680      2,500,500
HRPT Properties Trust ............................        248,444      2,583,817
Kilroy Realty Corp. ..............................         38,332      2,715,439
Lexington Corporate Properties Trust .............         77,572      1,613,498
Mack-Cali Realty Corp. ...........................         79,614      3,462,413
Parkway Properties, Inc. .........................         18,612        893,934
SL Green Realty Corp. ............................         69,655      8,629,558
U-Store-It Trust .................................         57,874        948,555
                                                                    ------------
                                                                      57,938,516
                                                                    ------------

WELLS S&P REIT INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 99.6% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
RESIDENTIAL -- 19.2%
Agree Realty Corp. ...............................          9,082   $    283,813
American Campus Communities, Inc. ................         27,146        767,960
American Land Lease, Inc. ........................          7,984        199,600
Apartment Investment & Management Co. - Class A ..        113,896      5,742,636
Archstone-Smith Trust ............................        261,326     15,446,980
Associated Estates Realty Corp. ..................         18,242        284,393
AvalonBay Communities, Inc. ......................         93,372     11,100,063
BRE Properties, Inc. - Class A ...................         59,432      3,523,723
Camden Property Trust ............................         66,615      4,461,207
Education Realty Trust ...........................         32,776        459,847
Equity Lifestyle Properties, Inc. ................         28,496      1,487,206
Equity Residential ...............................        340,838     15,552,438
Essex Property Trust, Inc. .......................         30,366      3,531,566
Home Properties, Inc. ............................         38,952      2,022,777
Mid-America Apartment Communities, Inc. ..........         29,826      1,565,269
Post Properties, Inc. ............................         51,156      2,666,762
Sun Communities, Inc. ............................         21,420        637,674
UDR, Inc. ........................................        159,284      4,189,169
                                                                    ------------
                                                                      73,923,083
                                                                    ------------
RETAIL -- 26.1%
Acadia Realty Trust ..............................         37,652        977,069
CBL & Associates Properties, Inc. ................         76,944      2,773,831
Cedar Shopping Centers, Inc. .....................         51,800        743,330
Developers Diversified Realty Corp. ..............        146,472      7,720,539
Equity One, Inc. .................................         43,250      1,105,038
Federal Realty Investment Trust ..................         66,068      5,104,414
General Growth Properties, Inc. ..................        287,306     15,212,853
Glimcher Realty Trust ............................         43,500      1,087,500
Inland Real Estate Corp. .........................         76,429      1,297,764
Kimco Realty Corp. ...............................        265,886     10,122,280
Kite Realty Group Trust ..........................         33,844        643,713
Macerich Co. (The) ...............................         84,030      6,925,753
National Retail Properties, Inc. .................         78,224      1,709,977
Pennsylvania Real Estate Investment Trust ........         43,500      1,928,355
Ramco-Gershenson Properties Trust ................         21,040        755,967
Realty Income Corp. ..............................        118,426      2,983,151
Regency Centers Corp. ............................         81,452      5,742,366
Saul Centers, Inc. ...............................         13,384        606,964
Simon Property Group, Inc. .......................        261,878     24,365,129
Tanger Factory Outlet Centers, Inc. ..............         36,662      1,372,992
Taubman Centers, Inc. ............................         62,840      3,117,492
Urstadt Biddle Properties, Inc. - Class A ........         26,192        445,526
Weingarten Realty Investors ......................         89,165      3,664,682
                                                                    ------------
                                                                     100,406,685
                                                                    ------------

WELLS S&P REIT INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 99.6% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
SPECIALIZED -- 20.8%
Diamondrock Hospitality Co. ......................        110,818   $  2,114,407
Entertainment Properties Trust ...................         31,226      1,679,334
Equity Inns, Inc. ................................         64,530      1,445,472
FelCor Lodging Trust, Inc. .......................         73,136      1,903,730
Health Care Property Investors, Inc. .............        241,514      6,987,000
Healthcare Realty Trust, Inc. ....................         56,065      1,557,486
Health Care REIT, Inc. ...........................         94,390      3,809,580
Highland Hospitality Corp. .......................         72,036      1,383,091
Hospitality Properties Trust .....................        110,038      4,565,477
Host Hotels & Resorts, Inc. ......................        611,994     14,149,301
LaSalle Hotel Properties .........................         47,018      2,041,522
LTC Properties, Inc. .............................         24,398        555,055
Medical Properties Trust, Inc. ...................         57,402        759,428
National Health Investors, Inc. ..................         27,636        876,614
Nationwide Health Properties, Inc. ...............        104,622      2,845,718
Plum Creek Timber Co., Inc. ......................        207,214      8,632,535
Potlatch Corp. ...................................         45,728      1,968,590
Public Storage, Inc. .............................        143,896     11,054,091
Rayonier, Inc. ...................................         90,765      4,097,132
Senior Housing Properties Trust ..................         87,270      1,775,945
Sovran Self Storage, Inc. ........................         24,128      1,162,005
Strategic Hotels & Resorts, Inc. .................         87,158      1,960,183
Sunstone Hotel Investors, Inc. ...................         73,218      2,078,659
Universal Health Realty Income Trust .............         13,816        460,073
                                                                    ------------
                                                                      79,862,428
                                                                    ------------

TOTAL COMMON STOCKS (Cost $296,542,692) ..........                  $382,822,330
                                                                    ------------

================================================================================
CASH EQUIVALENTS -- 0.2%                                SHARES         VALUE
--------------------------------------------------------------------------------
First American Treasury Obligations Fund - Class A
(Cost $835,658) ..................................        835,658   $    835,658
                                                                    ------------

TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $297,378,350) ..............................                  $383,657,988

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% ....                       823,242
                                                                    ------------

NET ASSETS -- 100.0% .............................                  $384,481,230
                                                                    ============

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4%                                   SHARES        VALUE
--------------------------------------------------------------------------------
AUSTRALIA -- 11.6%
Abacus Property Group (a) ........................         19,197   $     32,224
Babcock & Brown Japan Property Trust (a) .........         16,715         25,036
Bunnings Warehouse Property Trust (a) ............          7,973         15,590
Centro Properties Group (a) ......................         28,863        207,698
Centro Retail Group (a) ..........................         20,627         29,591
Centro Shopping America Trust (a) ................         33,490         34,176
CFS Retail Property Trust (a) ....................         66,445        120,798
Commonwealth Property Office Fund (a) ............         53,768         76,331
DB RREEF Trust (a) ...............................         97,224        161,519
Goodman Group (a) ................................         49,593        281,655
GPT Group (a) ....................................         70,316        277,359
ING Industrial Fund (a) ..........................         36,501         72,334
ING Office Fund (a) ..............................         40,821         60,437
ING Real Estate Community Living Group (a) .......          8,778          9,978
Investa Property Group (a) .......................         50,673        125,190
Macquarie CountryWide Trust (a) ..................         43,923         75,120
Macquarie DDR Trust (a) ..........................         30,842         32,751
Macquarie Leisure Trust Group (a) ................          7,148         20,001
Macquarie Office Trust (a) .......................         66,156         93,623
Macquarie ProLogis Trust (a) .....................         28,837         34,962
Tishman Speyer Office Fund (a) ...................         11,723         23,513
Valad Property Group (a) .........................         27,359         45,899
Westfield Group (a) ..............................         61,659      1,041,122
                                                                    ------------
                                                                       2,896,907
                                                                    ------------
AUSTRIA -- 2.9%
IMMOEAST AG (a) (b) ..............................         13,954        196,492
Immofinanz Immobilien Anlagen AG (a) (b) .........         15,676        227,803
Meinl European Land Ltd. (a) (b) .................         10,246        293,051
                                                                    ------------
                                                                         717,346
                                                                    ------------
BELGIUM -- 0.3%
Befimmo S.C.A ....................................            389         39,665
Cofinimmo (a) ....................................            285         54,154
                                                                    ------------
                                                                          93,819
                                                                    ------------
BERMUDA -- 0.7%
Hongkong Land Holdings Ltd. ......................         41,000        184,500
                                                                    ------------

CANADA -- 4.3%
Boardwalk Real Estate Investment Trust ...........            838         38,325
Brookfield Asset Management, Inc. - Class A ......         19,760        791,514
Calloway Real Estate Investment Trust ............          1,207         28,525
Canadian Apartment Properties Real
 Estate Investment Trust .........................          1,000         18,369
Canadian Real Estate Investment Trust ............            884         24,208
First Capital Realty, Inc. .......................            909         21,611
H&R Real Estate Invesmtent Trust .................          2,200         47,444

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
CANADA -- 4.3% (CONTINUED)
Legacy Hotels Real Estate Investment Trust .......          1,900   $     21,255
Primaris Retail Real Estate Investment Trust .....          1,000         18,322
RioCan Real Estate Investment Trust ..............          3,332         74,079
                                                                    ------------
                                                                       1,083,652
                                                                    ------------
FRANCE -- 3.0%
Fonciere des Regions (a) .........................            628         91,407
Gecina SA (a) ....................................            443         73,876
Klepierre (a) ....................................            764        129,096
Societe Immobiliere de Location pour
  l'Industrie et le Commerce (Silic) (a) .........            341         54,874
Unibail (a) ......................................          1,528        389,923
                                                                    ------------
                                                                         739,176
                                                                    ------------
GERMANY -- 0.5%
IVG Immobilien AG (a) ............................          3,116        122,066
                                                                    ------------

HONG KONG -- 4.1%
Champion Real Estate Investment Trust (a) ........         50,000         28,660
Chinese Estates Holdings Ltd. (a) ................         34,371         54,125
GZI Real Estate Investment Trust (a) .............         23,000          9,067
Hang Lung Group Ltd. (a) .........................         28,000        126,478
Hang Lung Properties Ltd. (a) ....................         63,000        217,571
Henderson Investment Ltd. (a) ....................         30,000         43,215
Henderson Land Development Co. Ltd. (a) ..........         23,000        156,815
Hysan Development Co. Ltd. (a) ...................         20,227         53,884
Kerry Properties Ltd. (a) ........................         15,119         94,971
Link REIT (The) (a) ..............................         55,500        122,866
Prosperity REIT (a) ..............................         26,000          5,253
Wheelock and Co. Ltd. (a) ........................         32,000         82,592
Wheelock Properties Ltd. (a) .....................         20,000         23,659
                                                                    ------------
                                                                       1,019,156
                                                                    ------------
ITALY -- 0.4%
Beni Stabili S.p.A. (a) ..........................         37,460         54,394
Pirelli & C. Real Estate S.p.A. (a) ..............            710         41,115
                                                                    ------------
                                                                          95,509
                                                                    ------------
JAPAN -- 10.7%
AEON Mall Co. Ltd. (a) ...........................          1,700         52,113
Creed Office Investment Corp. (a) ................              3         15,927
DA Office Investment Corp. (a) ...................              3         19,611
DAIBIRU CORP. (a) ................................          1,800         24,889
Diamond City Co. Ltd. (a) ........................          1,100         26,523
Frontier Real Estate Investment Corp. (a) ........              4         35,557
Fukuoka REIT Corp. (a) ...........................              3         27,365
Global One Real Estate Investment Co. Ltd. (a) ...              3         36,875
Hankyu REIT, Inc. (a) ............................              2         19,570
HEIWA REAL ESTATE CO. LTD. (a) ...................          5,000         36,500
Japan Excellent, Inc. (a) ........................              5         42,841
Japan Hotel and Resort, Inc. (a) .................              3         16,265

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
JAPAN -- 10.7% (CONTINUED)
Japan Prime Realty Investment Corp. (a) ..........             20   $     77,771
Japan Real Estate Investment Corp. (a) ...........             14        164,039
Japan Retail Fund Investment Corp. (a) ...........             13        112,337
Kenedix Realty Investment Corp. (a) ..............              7         52,212
Mitsui Fudosan Co. Ltd. (a) ......................         30,000        838,330
MORI HILLS REIT INVESTMENT CORP. (a) .............              3         29,334
MORI TRUST Sogo Reit, Inc. (a) ...................              4         45,250
New City Residence Investment Corp. (a) ..........              6         33,241
Nippon Building Fund, Inc. (a) ...................             17        235,118
Nippon Commerical Investment Corp. (a) ...........              9         38,990
Nippon Residential Investment Corp. (a) ..........              6         34,682
Nomura Real Estate Office Fund, Inc. (a) .........              9         96,734
NTT URBAN DEVELOPMENT CORP. (a) ..................             37         71,430
ORIX JREIT, Inc. (a) .............................              7         55,576
Premier Investment Co. (a) .......................              4         38,487
Shoei Co. Ltd. (a) ...............................          1,200         25,098
SURUGA CORP. (a) .................................            900         21,057
TOC Co. Ltd. (a) .................................          3,500         35,946
TOKYU LAND CORP. (a) .............................         16,000        169,620
TOKYU REIT, Inc. (a) .............................              6         57,680
Top REIT, Inc. (a) ...............................              5         30,778
United Urban Investment Corp. (a) ................              5         37,474
ZEPHYR CO. LTD. (a) ..............................              7         14,648
                                                                    ------------
                                                                       2,669,868
                                                                    ------------
MALAYSIA -- 0.5%
KLCC Property Holdings Berhad (a) ................         20,900         22,074
MK Land Holdings Berhad (a) ......................          6,700          2,022
Naim Cendera Holdings Berhad (a) .................          3,300          4,979
Selangor Properties Berhad (a) ...................          3,800          5,204
SP Setia Berhad (a) ..............................         22,600         56,705
Starhill Real Estate Investment Trust (a) ........         18,600          5,773
Sunway City Berhad (a) ...........................         11,900         17,294
                                                                    ------------
                                                                         114,051
                                                                    ------------
NETHERLANDS -- 2.6%
Corio NV (a) .....................................          2,243        175,310
Eurocommerical Properties NV (a) .................          1,018         52,374
Rodamco Europe NV (a) ............................          2,789        370,087
VastNed Retail NV (a) ............................            573         49,847
                                                                    ------------
                                                                         647,618
                                                                    ------------
NEW ZEALAND -- 0.3%
AMP NZ Office Trust (a) ..........................         16,080         16,399
Goodman Property Trust (a) .......................         17,237         19,845
ING Property Trust (a) ...........................         18,776         17,984
Kiwi Income Property Trust (a) ...................         24,458         31,182
                                                                    ------------
                                                                          85,410
                                                                    ------------

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
PHILIPPINES -- 0.4%
Ayala Land, Inc. (a) .............................        165,200   $     62,493
Robinsons Land Corp. (a) .........................          5,300          2,235
SM Prime Holdings, Inc. (a) ......................        161,250         40,980
                                                                    ------------
                                                                         105,708
                                                                    ------------
POLAND -- 0.4%
Echo Investment SA (a) (b) .......................            833         32,568
Globe Trade Centre SA (a) (b) ....................          3,945         68,654
                                                                    ------------
                                                                         101,222
                                                                    ------------
SINGAPORE -- 3.4%
Allco Commercial Real Estate Investment Trust (a)          14,000         11,188
Ascendas Real Estate Investment Trust (A-REIT) (a)         31,000         59,693
Cambridge Industrial Trust (a) ...................         12,000          7,409
Capitacommercial Trust (a) .......................         28,000         53,664
Capitaland Ltd. (a) ..............................         57,000        302,247
CapitaMall Trust (a) .............................         33,000         91,196
Guocoland Ltd. (a) ...............................         16,000         50,889
Macquarie MEAG Prime REIT (a) ....................         23,000         18,666
Mapletree Logistics Trust (a) ....................         25,000         23,246
Singapore Land Ltd. (a) ..........................          5,000         37,254
Suntec Real Estate Investment Trust (a) ..........         45,000         57,189
United Industrial Corp. Ltd. (a) .................         22,000         50,378
UOL Group Ltd. (a) ...............................         19,000         72,303
                                                                    ------------
                                                                         835,322
                                                                    ------------
SOUTH AFRICA -- 0.4%
Capital Property Fund (a) ........................          8,949          7,342
Fountainhead Property Trust (a) ..................         33,485         30,807
Johnnic Holdings Ltd. (a) (b) ....................          4,180          9,066
SA Corporate Real Estate Fund (a) ................         49,691         27,426
Sycom Property Fund (a) ..........................          6,244         17,447
                                                                    ------------
                                                                          92,088
                                                                    ------------
SPAIN -- 0.5%
Fadesa Inmobiliaria SA (a) .......................          1,270         45,005
Metrovacesa SA ...................................            679         75,196
                                                                    ------------
                                                                         120,201
                                                                    ------------
SWEDEN -- 0.7%
Castellum AB (a) .................................          5,400         64,757
Fabege AB (a) ....................................          4,700         51,358
Kungsleden AB (a) ................................          4,579         56,836
                                                                    ------------
                                                                         172,951
                                                                    ------------
SWITZERLAND -- 0.5%
PSP Swiss Property AG (a) ........................          1,561         87,178
Swiss Prime Site AG (a) ..........................            664         38,610
                                                                    ------------
                                                                         125,788
                                                                    ------------

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM -- 9.2%
Big Yellow Group plc (a) .........................          2,686   $     28,158
British Land Co. plc (a) .........................         17,805        475,673
Brixton plc (a) ..................................          8,088         70,789
Capital & Regional plc (a) .......................          2,211         51,532
Derwent London plc (a) ...........................          3,127        114,498
Grainger plc (a) .................................          4,053         45,673
Great Portland Estates plc (a) ...................          5,957         78,887
Hammerson plc (a) ................................          9,919        283,797
Land Securities Group plc (a) ....................         15,114        526,493
Liberty International plc (a) ....................         10,380        237,443
Minerva plc (a) (b) ..............................          5,244         36,935
Quintain Estates & Development plc (a) ...........          4,319         69,889
Segro plc (a) ....................................         15,090        187,905
Shaftesbury plc (a) ..............................          4,486         52,893
Workspace Group plc (a) ..........................          5,657         45,217
                                                                    ------------
                                                                       2,305,782
                                                                    ------------
UNITED STATES -- 40.0%
Acadia Realty Trust ..............................          1,000         25,950
Affordable Residential Communities, Inc. (b) .....          1,600         18,912
Alexander's, Inc. (b) ............................             60         24,255
Alexandria Real Estate Equities, Inc. ............          1,000         96,820
AMB Property Corp. ...............................          3,300        175,626
American Campus Communities, Inc. ................            700         19,803
American Financial Realty Trust ..................          4,100         42,312
Apartment Investment & Management Co. ............          3,300        166,386
Archstone-Smith Trust ............................          7,600        449,236
Ashford Hospitality Trust ........................          4,100         48,216
Associated Estates Realty Corp. ..................            600          9,354
AvalonBay Communities, Inc. ......................          2,700        320,976
BioMed Realty Trust, Inc. ........................          2,200         55,264
Boston Properties, Inc. ..........................          4,100        418,733
Brandywine Realty Trust ..........................          2,900         82,882
BRE Properties, Inc. .............................          1,700        100,793
Brookfield Properties Corp. ......................          7,064        171,726
Camden Property Trust ............................          1,900        127,243
CBL & Associates Properties, Inc. ................          2,200         79,310
Cedar Shopping Centers, Inc. .....................          1,400         20,090
Colonial Properties Trust ........................          1,500         54,675
Corporate Office Properties Trust ................          1,600         65,616
Cousins Properties, Inc. .........................          1,400         40,614
Crescent Real Estate Equities Co. ................          3,200         71,808
DCT Industrial Trust, Inc. .......................          5,614         60,407
Developers Diversified Realty Corp. ..............          4,200        221,382
DiamondRock Hospitality Co. ......................          3,200         61,056
Digital Realty Trust, Inc. .......................          1,900         71,592
Douglas Emmett, Inc. .............................          3,400         84,116
Duke Realty Corp. ................................          4,600        164,082

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
UNITED STATES -- 40.0% (CONTINUED)
EastGroup Properties, Inc. .......................            800   $     35,056
Education Realty Trust, Inc. .....................            900         12,627
Equity Inns, Inc. ................................          1,800         40,320
Equity Lifestyle Properties, Inc. ................            700         36,533
Equity One, Inc. .................................          1,200         30,660
Equity Residential ...............................          9,900        451,737
Essex Property Trust, Inc. .......................            900        104,670
Extra Space Storage, Inc. ........................          2,200         36,300
Federal Realty Investment Trust ..................          1,900        146,794
FelCor Lodging Trust, Inc. .......................          2,100         54,663
First Industrial Realty Trust, Inc. ..............          1,500         58,140
First Potomac Realty Trust .......................            800         18,632
General Growth Properties, Inc. ..................          7,900        418,305
Glimcher Realty Trust ............................          1,200         30,000
GMH Communities Trust ............................          1,400         13,566
Hersha Hospitality Trust .........................          1,300         15,366
Highland Hospitality Corp. .......................          1,900         36,480
Highwoods Properties, Inc. .......................          1,900         71,250
Home Properties, Inc. ............................          1,100         57,123
Hospitality Properties Trust .....................          3,100        128,619
Host Hotels & Resorts, Inc. ......................         17,800        411,536
HRPT Properties Trust ............................          7,000         72,800
Inland Real Estate Corp. .........................          2,000         33,960
Innkeepers USA Trust .............................          1,600         28,368
Kilroy Realty Corp. ..............................          1,100         77,924
Kimco Realty Corp. ...............................          7,500        285,525
Kite Realty Group Trust ..........................          1,000         19,020
LaSalle Hotel Properties .........................          1,300         56,446
Liberty Property Trust ...........................          3,100        136,183
Macerich Co. (The) ...............................          2,400        197,808
Mack-Cali Realty Corp. ...........................          2,300        100,027
Maguire Properties, Inc. .........................          1,200         41,196
Mid-America Apartment Communities, Inc. ..........            900         47,232
Parkway Properties, Inc. .........................            500         24,015
Pennsylvania Real Estate Investment Trust ........          1,200         53,196
Post Properties, Inc. ............................          1,500         78,195
ProLogis .........................................          8,800        500,720
PS Business Parks, Inc. ..........................            500         31,685
Public Storage, Inc. .............................          4,400        338,008
Ramco-Gershenson Properties Trust ................            600         21,558
Regency Centers Corp. ............................          2,400        169,200
Saul Centers, Inc. ...............................            400         18,140
Simon Property Group, Inc. .......................          7,600        707,104
SL Green Realty Corp. ............................          2,000        247,780
Sovran Self Storage, Inc. ........................            700         33,712
Strategic Hotels & Resorts, Inc. .................          2,500         56,225
Sun Communities, Inc. ............................            500         14,885
Sunstone Hotel Investors, Inc. ...................          2,100         59,619

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
================================================================================
COMMON STOCKS -- 97.4% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
UNITED STATES -- 40.0% (CONTINUED)
Tanger Factory Outlet Centers, Inc. ..............          1,000   $     37,450
Taubman Centers, Inc. ............................          1,800         89,298
TravelCenters of America LLC (b) .................             30          1,213
UDR, Inc. ........................................          4,500        118,350
U-Store-It Trust .................................          1,500         24,585
Vornado Realty Trust .............................          4,800        527,232
Washington Real Estate Investment Trust ..........          1,600         54,400
Weingarten Realty Investors ......................          2,700        110,970
Winston Hotels, Inc. (b) .........................          1,000         15,000
                                                                    ------------
                                                                       9,986,641
                                                                    ------------

TOTAL COMMON STOCKS (Cost $25,891,204) ...........                  $ 24,314,781
                                                                    ------------

================================================================================
RIGHTS -- 0.0%                                          SHARES         VALUE
--------------------------------------------------------------------------------
SINGAPORE -- 0.0%
Allco Commercial Rights (Cost $0) ................         14,000   $      1,373
                                                                    ------------

================================================================================
CASH EQUIVALENTS -- 0.8%                                SHARES         VALUE
--------------------------------------------------------------------------------
First American Treasury Obligations Fund - Class A
(Cost $189,288) ..................................        189,288   $    189,288
                                                                    ------------

TOTAL INVESTMENT SECURITIES -- 98.2%
  (Cost $26,080,492) .............................                  $ 24,505,442

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.8% ....                       451,833
                                                                    ------------

NET ASSETS -- 100.0% .............................                  $ 24,957,275
                                                                    ============

(a) Fair value priced (Note 1). Fair valued securities totaled $12,945,127 at June 30, 2007, representing 51.9% of net assets.
(b)   Non-income producing security.

See accompanying notes to financial statements.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================

1.  SIGNIFICANT ACCOUNTING POLICIES

The Wells S&P REIT Index Fund (the REIT Index Fund) and the Wells Dow Jones Wilshire Global RESI Index Fund (the Global Index Fund) (collectively, the Funds) are each a diversified series of the Wells Family of Real Estate Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on June 4, 1997. The REIT Index Fund was capitalized on December 22, 1997, when Wells Capital, Inc., an affiliate of the Fund's investment manager, Wells Asset Management, Inc. (the Adviser), purchased the initial 10,000 Class A shares of the REIT Index Fund at $10 per share. The public offering of Class A shares of the REIT Index Fund commenced on March 2, 1998. The REIT Index Fund had no operations prior to the public offering of Class A shares except for the initial issuance of shares. The public offering of Class B shares, Class C shares and Class I shares of the REIT Index Fund commenced on May 7, 1999, May 5, 1999 and August 25, 2003, respectively. The public offering of Class A and Class C shares of the Global Index Fund commenced on December 29, 2006. The Global Index Fund had no operations prior to the public offering of Class A and Class C shares. The public offering of Class I shares of the Global Index Fund commenced on January 10, 2007.

The REIT Index Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index by investing in the stocks included in the Index.

The Global Index Fund seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire Global Real Estate Securities Index by investing in the securities included in the Index.

The REIT Index Fund has issued four classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A shares), Class B shares (subject to a maximum 5% contingent deferred sales load on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class B shares), Class C shares (sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class C shares) and Class I shares (sold without any sales loads or distribution fees). Each class of shares represents an interest in the same assets of the REIT Index Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) Class B shares automatically convert to Class A shares after approximately eight years, resulting in lower annual expenses; (3) Class I shares are available for purchase only by clients of certain financial intermediaries; (4) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (5) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The REIT Index Fund is also authorized to issue and sell shares of one additional class of shares: Retirement Class shares (available for purchase only by certain retirement plans). As of June 30, 2007, the public offering of the Retirement Class shares has not yet commenced.

The Global Index Fund currently offers three classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A shares), Class C shares (sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class C shares) and Class I shares (sold without any sales loads or distribution fees). Each class of shares represents an interest in the same assets of the Global Index Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) Class I shares are available for purchase only by clients of certain financial intermediaries;
(3) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (4) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Global Index Fund is also authorized to issue and sell shares of one additional class of shares: Retirement Class shares (available for purchase only by certain retirement plans). As of June 30, 2007, the public offering of the Retirement Class shares has not yet commenced.

SECURITIES VALUATION -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) as follows: (1) securities which are traded on stock exchanges are valued at their last reported sale price as of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at their last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being values, (4) securities which are

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Because the value of foreign securities may be materially affected by events occurring before the Global Index Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, its portfolio securities may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the Global Index Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U. S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) will be valued at amortized cost, which approximates market value.

SHARE VALUATION -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The maximum offering price per share of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class B shares, Class C shares and Class I shares, is equal to the net asset value per share.

The redemption price per share of each class of shares of each Fund is equal to the net asset value per share. However, Class B shares of the REIT Index Fund are subject to a maximum contingent deferred sales load of 5% on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase. Class C shares of each Fund are subject to a contingent deferred sales load of 1% on amounts redeemed within one year of purchase.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders arising from net investment income are declared and paid quarterly. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the periods ended June 30, 2007 and December 31, 2006 are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                    RETURN OF
                                         PERIOD      ORDINARY       LONG-TERM         CAPITAL     TOTAL
WELLS S&P REIT INDEX FUND                 ENDED       INCOME       CAPITAL GAINS   (NONTAXABLE)  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
    Class A                               6/30/07    $ 4,038,361    $        --    $        --    $ 4,038,361
                                         12/31/06    $ 4,565,405    $23,986,810    $ 3,136,657    $31,688,872

    Class B                               6/30/07    $   760,278    $        --    $        --    $   760,278
                                         12/31/06    $   723,032    $ 6,137,841    $   799,792    $ 7,660,665

    Class C                               6/30/07    $ 1,014,733    $        --    $        --    $ 1,014,733
                                         12/31/06    $   944,814    $ 8,018,220    $ 1,045,398    $10,008,432

    Class I                               6/30/07    $    16,041    $        --    $        --    $    16,041
                                         12/31/06    $    17,945    $    88,078    $    10,786    $   116,809
---------------------------------------------------------------------------------------------------------------

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
=========================================================================================
                                                     PERIOD     ORDINARY        TOTAL
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND       ENDED      INCOME     DISTRIBUTIONS
------------------------------------------------------------------------------------------
    Class A                                         6/30/07   $   108,519    $   108,519
                                                   12/31/06   $        --    $        --

    Class C                                         6/30/07   $    27,394    $    27,394
                                                   12/31/06   $        --    $        --

    Class I                                         6/30/07   $    12,688    $    12,688
                                                   12/31/06   $        --    $        --
------------------------------------------------------------------------------------------

ALLOCATIONS BETWEEN CLASSES -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

ESTIMATES  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2007:

--------------------------------------------------------------------------------
                                                                     WELLS DOW
                                                    WELLS S&P     JONES WILSHIRE
                                                      REIT          GLOBAL RESI
                                                   INDEX FUND       INDEX FUND
--------------------------------------------------------------------------------
Federal income tax cost ......................   $ 298,688,040    $  26,082,661
                                                 =============    =============
Gross unrealized appreciation ................   $  96,008,556    $     481,166
Gross unrealized depreciation ................     (11,038,608)      (2,058,385)
                                                 -------------    -------------
Net unrealized appreciation (depreciation) ...      84,969,948       (1,577,219)
Net unrealized appreciation on translation of
 assets and liabilities in foreign currencies               --              174
Undistributed ordinary income ................           6,385              253
Other gains ..................................      28,067,915           30,616
                                                 -------------    -------------
Distributable earning (accumulated deficit) ..   $ 113,044,248    $  (1,546,176)
                                                 =============    =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The majority of the dividend income recorded by the REIT Fund is from Real Estate Investment Trusts (REITs). The majority of the dividend income recorded by the Global Index Fund is from REITs and Real Estate Operating Companies (REOCs). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. Each Fund reconciles recorded amounts with the returns of capital reported by the REITs and/or REOCs shortly after calendar year-end, and an adjustment, if any is required, is then recorded by each Fund.

2.  INVESTMENT TRANSACTIONS

During the six months ended June 30, 2007, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments and U.S. government securities, amounted to $49,819,340 and $65,500,186, respectively, for the REIT Index Fund and $26,197,969 and $315, 521, respectively, for the Global Index Fund.

3.  TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

ADVISORY AGREEMENT

The Adviser provides general investment supervisory services to each Fund and manages each Fund's business affairs pursuant to the terms of an Advisory Agreement between the Adviser and the Trust.

The REIT Index Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. In order to reduce the operating expenses of the REIT Index Fund, the Adviser waived $15,308 of its investment advisory fees and reimbursed the REIT Index Fund for $134,214 of Class A expenses, $36,592 of Class B expenses, $51,564 of Class C expenses and $3,875 of Class I expenses during the six months ended June 30, 2007. The Adviser has contractually agreed, until at least May 1, 2008, to waive fees and reimburse annual expenses in order to maintain the total annual operating expenses of Class A, Class B and Class C shares of the REIT Index Fund at or below 0.99%, 1.74% and 1.74%, respectively, of average daily net assets. The Adviser has contractually agreed, until at least May 1, 2015, to waive fees and reimburse expenses in order to maintain the total operating expenses of Class I shares at or below 0.74% per annum.

The Global Index Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.55% of the average daily net assets of the Global Index Fund. In order to reduce the operating expenses of the Global Index Fund, the Adviser waived its entire investment advisory fees of $31,613 and reimbursed the Fund for $248,053 of common expenses, $14,187 of Class A expenses, $13,129 of Class C expenses and $3,485 of Class I expenses during the six months ended June 30, 2007. The Adviser has contractually agreed, until at least December 31, 2009, to waive fees and reimburse expenses in order to maintain the total annual operating expenses of Class A, Class C and Class I shares of the Global Index Fund at or below 1.09%, 1.84% and 0.84%, respectively, of average daily net assets.

SUB-ADVISORY AGREEMENT

PADCO Advisors, Inc., d/b/a Rydex Investments (Rydex), has been retained by the Adviser to manage the REIT Index Fund's investments pursuant to the terms of a Sub-Advisory Agreement between Rydex, the Adviser and the Trust. The Adviser (not the REIT Index Fund) pays Rydex a fee, computed and accrued daily and paid monthly, at an annual rate of 0.10% of the REIT Index Fund's average daily net assets, subject to a $200,000 minimum annual fee.

The Tuckerman Group, LLC ( Tuckerman), has been retained by the Adviser to manage the Global Index Fund's investments pursuant to the terms of a Sub-Advisory Agreement between Tuckerman, the Adviser and the Trust. The Adviser (not the Global Index Fund) will pay Tuckerman a fee, paid monthly, at an annual rate of 0.35% of the Global Index Fund's average daily net assets up to $50 million; 0.30% of such assets from $50 million to $100 million; and 0.25% of such assets in excess of $100 million, subject to a $150,000 minimum annual fee.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, Ultimus supplies non-investment related administrative and compliance services for each Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of 0.08% of each Fund's average daily net assets up to $500 million; 0.05% of such net assets from $500 million to $2 billion; 0.04% of such net assets from $2 billion to $3 billion; and 0.03% of such net assets in excess of $3 billion, subject to a minimum monthly fee of $2,000 for each Fund.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT

Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of $20 per shareholder, subject to a minimum monthly fee of $1,500 for a share class with 100 or more accounts. For a share class with less than 100 accounts, the monthly fee is reduced to $500. In addition, the Funds pay Ultimus for its out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, the REIT Index Fund pays Ultimus a base fee of $3,500 per month plus an asset-based fee computed as a percentage of the REIT Index Fund's average net assets, and the Global Index Fund pays Ultimus a base fee of $4,000 per month plus an asset based fee computed as a percentage of the Global Index Fund's average net assets. In addition, each Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of each Fund's portfolio securities.

UNDERWRITING AGREEMENT

Under the terms of an Underwriting Agreement, Wells Investment Securities, Inc. (the Underwriter) serves as the exclusive agent for the distribution of shares of each Fund. During the six months ended June 30, 2007, the Underwriter earned fees of $69,605 and $51,010 from underwriting and broker commissions on the sale of Class A shares of the REIT Index Fund and the Global Index Fund, respectively. In addition, the Underwriter collected $58,511 in contingent deferred sales loads on redemption of Class B shares of the REIT Index Fund and $5,126 and $296 in contingent deferred sales loads on redemptions of Class C shares of the REIT Index Fund and the Global Index Fund, respectively. The Underwriter is an affiliate of the Adviser.

SUB-DISTRIBUTION AGREEMENT

Under the terms of a Sub-Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the Sub-Distributor), the Underwriter retains the Sub-Distributor to assist in the distribution of shares of each Fund. The Sub-Distributor receives no compensation from the Trust or the Underwriter for these services.

PLANS OF DISTRIBUTION

The Trust has adopted plans of distribution under which each class of shares of each Fund, other than Class I shares, may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Class A Plan is 0.25% of each Fund's average daily net assets attributable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of each Fund's average daily net assets attributable to Class B shares and Class C shares. During the six months ended June 30, 2007, the REIT Index Fund's Class A, Class B and Class C shares paid distribution expenses of $338,036, $350,350 and $463,542, respectively, and the Global Index Fund's Class A and Class C shares paid distribution expenses of $10,196 and $12,613, respectively. There are no plans of distribution for Class I shares.

4.  FOREIGN CURRENCY TRANSLATION

With respect to the Global Index Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities will be translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses will be translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Global Index Fund will not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations will be included with the net realized and unrealized gains or losses on investments.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Global Index Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

5.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Global Index Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Global Index Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Global Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Global Index Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses will be included in the Global Index Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of June 30, 2007, the Global Index Fund had no forward foreign currency exchange contracts outstanding.

6.  CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. BANK LINE OF CREDIT

The REIT Index Fund has secured a $10,000,000 line of credit through its custodian bank. Borrowings under this arrangement incur interest at a rate per annum equal to the Prime Rate minus 0.50% at the time of borrowing. During the six months ended June 30, 2007, the REIT Index Fund incurred $7,301 of interest expense related to borrowings. Average debt outstanding during the six months ended June 30, 2007 was $187,378. As of June 30, 2007, the REIT Index Fund had no outstanding borrowings.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

8.  CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

WELLS S&P REIT INDEX FUND
--------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED         YEAR ENDED
                                                   JUNE 30, 2007    DECEMBER 31,
                                                    (UNAUDITED)         2006
--------------------------------------------------------------------------------
CLASS A
Shares sold ......................................     1,852,361      3,311,847
Shares issued in reinvestment of distributions to
 shareholders ....................................       251,158      1,967,782
Shares redeemed ..................................    (2,588,355)    (3,942,400)
                                                     -----------    -----------
Net increase (decrease) in shares outstanding ....      (484,836)     1,337,229
Shares outstanding, beginning of period ..........    19,413,226     18,075,997
                                                     -----------    -----------
Shares outstanding, end of period ................    18,928,390     19,413,226
                                                     ===========    ===========

CLASS B
Shares sold ......................................       180,216        444,048
Shares issued in reinvestment of distributions to
 shareholders ....................................        46,338        461,055
Shares redeemed ..................................      (423,419)      (633,869)
                                                     -----------    -----------
Net increase (decrease) in shares outstanding ....      (196,865)       271,234
Shares outstanding, beginning of period ..........     4,934,733      4,663,499
                                                     -----------    -----------
Shares outstanding, end of period ................     4,737,868      4,934,733
                                                     ===========    ===========

CLASS C
Shares sold ......................................       590,534        944,498
Shares issued in reinvestment of distributions to
 shareholders ....................................        64,451        627,874
Shares redeemed ..................................      (804,141)    (1,324,229)
                                                     -----------    -----------
Net increase (decrease) in shares outstanding ....      (149,156)       248,143
Shares outstanding, beginning of period ..........     6,473,785      6,225,642
                                                     -----------    -----------
Shares outstanding, end of period ................     6,324,629      6,473,785
                                                     ===========    ===========

CLASS I
Shares sold ......................................        19,761         12,710
Shares issued in reinvestment of distributions to
 shareholders ....................................         1,084          7,963
Shares redeemed ..................................       (26,766)        (7,628)
                                                     -----------    -----------
Net increase (decrease) in shares outstanding ....        (5,921)        13,045
Shares outstanding, beginning of period ..........        71,729         58,684
                                                     -----------    -----------
Shares outstanding, end of period ................        65,808         71,729
                                                     ===========    ===========
--------------------------------------------------------------------------------

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
--------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED         YEAR ENDED
                                                   JUNE 30, 2007    DECEMBER 31,
                                                     (UNAUDITED)       2006
--------------------------------------------------------------------------------
CLASS A
Shares sold ......................................     1,589,233        201,195
Shares issued in reinvestment of distributions to
  shareholders ...................................         9,530             --
Shares redeemed ..................................       (28,667)            --
                                                     -----------    -----------
Net increase in shares outstanding ...............     1,570,096        201,195
Shares outstanding, beginning of period ..........       201,195             --
                                                     -----------    -----------
Shares outstanding, end of period ................     1,771,291        201,195
                                                     ===========    ===========

CLASS C
Shares sold ......................................       590,348          1,000
Shares issued in reinvestment of distributions to
  shareholders ...................................         2,531             --
Shares redeemed ..................................        (3,574)            --
                                                     -----------    -----------
Net increase in shares outstanding ...............       589,305          1,000
Shares outstanding, beginning of period ..........         1,000             --
                                                     -----------    -----------
Shares outstanding, end of period ................       590,305          1,000
                                                     ===========    ===========

CLASS I
Shares sold ......................................       195,232
Shares issued in reinvestment of distributions to
  shareholders ...................................         1,080             --
Shares redeemed ..................................        (2,996)            --
                                                     -----------    -----------
Net increase in shares outstanding ...............       193,316             --
Shares outstanding, beginning of period ..........            --             --
                                                     ===========    ===========
Shares outstanding, end of period ................       193,316             --
                                                     ===========    ===========
--------------------------------------------------------------------------------

9.  ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Funds have adopted FIN 48 with this semi-annual report. Based on its analysis, management does not believe that the adoption of FIN 48 has a material impact on the financial statements.

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

WELLS FAMILY OF REAL ESTATE FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of cost: (1) transaction costs, possibly including front-end and contingent deferred sales loads, and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's ongoing costs expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The tables below illustrate each class of each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

WELLS FAMILY OF REAL ESTATE FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
(CONTINUED)
=========================================================================================================
                                                               BEGINNING         ENDING        EXPENSES
                                                             ACCOUNT VALUE    ACCOUNT VALUE  PAID DURING
                                                             JAN. 1, 2007     JUNE 30, 2007    PERIOD*
---------------------------------------------------------------------------------------------------------
WELLS S&P REIT INDEX FUND - CLASS A
Based on Actual Fund Return .............................    $   1,000.00     $     937.90     $   4.76
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,019.89     $   4.96
WELLS S&P REIT INDEX FUND - CLASS B
Based on Actual Fund Return .............................    $   1,000.00     $     934.70     $   8.35
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,016.17     $   8.70
WELLS S&P REIT INDEX FUND - CLASS C
Based on Actual Fund Return .............................    $   1,000.00     $     935.10     $   8.35
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,016.17     $   8.70
WELLS S&P REIT INDEX FUND - CLASS I
Based on Actual Fund Return .............................    $   1,000.00     $     939.80     $   3.56
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,021.12     $   3.71

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND - CLASS A
Based on Actual Fund Return .............................    $   1,000.00     $     983.20     $   5.36
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,019.39     $   5.46
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND - CLASS C
Based on Actual Fund Return .............................    $   1,000.00     $     979.80     $   9.18
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,015.93     $   9.35
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND - CLASS I
Based on Actual Fund Return .............................    $   1,000.00     $   1,002.60     $   3.94
Based on Hypothetical 5% Return (before expenses) .......    $   1,000.00     $   1,019.49     $   3.97
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) (except for the Global Index Fund - Class I, which was multiplied by 171/365 to reflect its inception date of January 11, 2007).

      Wells S&P REIT Index Fund - Class A                               0.99%
      Wells S&P REIT Index Fund - Class B                               1.74%
      Wells S&P REIT Index Fund - Class C                               1.74%
      Wells S&P REIT Index Fund - Class I                               0.74%
      Wells Dow Jones Wilshire Global RESI Index Fund - Class A         1.09%
      Wells Dow Jones Wilshire Global RESI Index Fund - Class C         1.84%
      Wells Dow Jones Wilshire Global RESI Index Fund - Class I         0.84%

WELLS FAMILY OF REAL ESTATE FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-282-1581. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that each Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-282-1581, or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll free 1-800-282-1581, or on the SEC's website http://www.sec.gov.

WELLS FAMILY OF REAL ESTATE FUNDS
6200 The Corners Parkway
Norcross, Georgia 30092                       -------------------------------

BOARD OF TRUSTEES                                         WELLS
Leo F. Wells III                                   S&P REIT INDEX FUND
Michael R. Buchanan
Richard W. Carpenter
Bud Carter
William H. Keogler, Jr.
Donald S. Moss                                            WELLS
Neil H. Strickland                                 DOW JONES WILSHIRE
W. Wayne Woody                                    GLOBAL RESI INDEX FUND

INVESTMENT ADVISER
Wells Asset Management, Inc.                  -------------------------------
6200 The Corners Parkway
Norcross, Georgia 30092

SUB-ADVISERS
Rydex Investments
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

The Tuckerman Group, LLC
4 International Drive, Suite 230
Rye Brook, New York 10573

UNDERWRITER                                        SEMI-ANNUAL REPORT
Wells Investment Securities, Inc.                    JUNE 30, 2007
6200 The Corners Parkway                              (UNAUDITED)
Norcross, Georgia 30092

INDEPENDENT  REGISTERED                              [LOGO OMITTED]
PUBLIC ACCOUNTING FIRM                                   WELLS
Ernst & Young LLP                                  REAL ESTATE FUNDS
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-282-1581

                        WELLS FAMILY OF REAL ESTATE FUNDS

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits
         --------

         (a) Agreement and Declaration of Trust--Incorporated herein by reference to Registrant's initial Registration Statement filed on September 16, 1997

         (b)      Bylaws--Incorporated   herein  by  reference  to  Registrant's
                  initial Registration Statement filed on September 16, 1997

         (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

         (d)      (i)      Advisory Agreement with Wells Asset Management,  Inc.
                           on behalf of Wells S&P REIT Index Fund--Incorporated herein by reference to Registrant's Post-Effective
                           Amendment No. 1 filed on February 12, 1999

                  (ii) Advisory Agreement with Wells Asst Management, Inc. on behalf of Wells Dow Jones Wilshire Global RESI Index Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on April 30, 2007

                  (iii) Sub-Advisory Agreement with PADCO Advisors, Inc. on behalf of Wells S&P REIT Index Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 filed on August 18, 2006

                  (iv) Sub-Advisory Agreement with The Tuckerman Group LLC on behalf of Wells Dow Jones Wilshire Global RESI Index Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on April 30, 2007

                  (v)      Form of  Sub-Advisory  Agreement  with the  Tuckerman
                           Group  LLC  on   behalf  of  Wells  S&P  REIT   Index
                           Fund--Filed herewith

         (e)      (i)      Underwriting    Agreement   with   Wells   Investment
                           Securities, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on
                           February 12, 1999

                  (ii) Sub-Distribution Agreement with Ultimus Fund Distributors, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on April 30, 2007

         (f)      Inapplicable

         (g)      (i)      Custody  Agreement  with  US Bank  (formerly  Firstar
                           Bank, N.A.)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on
                           February 12, 1999

                  (ii) Amendment to the Custody Agreement with U.S. Bank, N.A.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 filed on August 18, 2006

         (h)      (i)      Administration Agreement with Ultimus Fund Solutions,
                           LLC--Incorporated herein by reference to Registrant's
                           Post-Effective  Amendment  No.  15 filed on April 30,
                           2007

                  (ii) Fund Accounting Agreement with Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on April 30, 2007

                  (iii) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on April 30, 2007

         (i)      Opinion  and  Consent  of  Counsel  relating  to  Issuance  of
                  Shares--Incorporated   herein  by  reference  to  Registrant's
                  Pre-Effective Amendment No. 1 filed on December 29, 1997

         (j)      Consent   of   Independent    Registered   Public   Accounting
                  Firm--Filed herewith

         (k)      Inapplicable

         (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on February 12, 1999

         (m)      (i)      Class  A  Plan  of  Distribution   Pursuant  to  Rule
                           12b-1--Incorporated    herein   by    reference    to
                           Registrant's  Post-Effective Amendment No. 1 filed on
                           February 12, 1999

                  (ii) Class B Plan of Distribution Pursuant to Rule 12b-1--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on May 1, 2000

                  (iii) Class C Plan of Distribution Pursuant to Rule 12b-1--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on May 1, 2000

                  (iv) Retirement Class Plan of Distribution Pursuant to Rule 12b-1--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 filed on August 18, 2006

         (n)      Rule  18f-3   Plan--Incorporated   herein  by   reference   to
                  Registrant's Post-Effective Amendment No. 12 filed on August 18, 2006

         (o)      Inapplicable

         (p)      (i)      Code  of  Ethics  of   Registrant   and  Wells  Asset
                           Management, Inc.--Filed herewith

                  (ii)     Code  of  Ethics  of  Wells  Investment   Securities,
                           Inc.--Filed herewith

                  (iii) Code of Ethics of The Tuckerman Group LLC--Filed herewith

                  (iv) Code of Ethics of PADCO Advisors, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on April 15, 2007

         (Other) Powers of Attorney for Trustees - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 on April 28, 2006

Item 24. Persons Controlled by or Under Common Control with Registrant
         -------------------------------------------------------------

         No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification
         ---------------

         Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

            "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

            Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

            Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, its investment adviser and its principal underwriter. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

         The Advisory Agreement with Wells Asset Management, Inc. (the "Adviser") provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence.

         The Sub-Advisory Agreements with Rydex Investments and The Tuckerman Group LLC (the "Sub-Advisers") provide that each Sub-Adviser shall be held harmless and indemnified by the Adviser and the Registrant from any and all losses, claims, damages, liabilities, or expenses
         (including reasonable counsel fees and expenses) arising from any claim, demand, action, or suit which results from any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Sub-Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Registrant, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or reckless disregard of the Sub-Adviser's obligations and duties under the Sub-Advisory Agreement.

         The Underwriting Agreement with Wells Investment Securities, Inc. (the "Underwriter") provides that the Underwriter, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting form willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26. Business and Other Connections of the Investment Adviser
         --------------------------------------------------------

         (a) The Adviser is a Georgia corporation organized in June 1997 to provide investment advisory services to the Registrant. The Adviser has no other business of substantial nature.

                  PADCO Advisors, Inc. ("Rydex") provides investment advisory services to the Rydex Funds and various other institutional clients, in addition to the Registrant.

                  The Tuckerman Group LLC ("Tuckerman") is a Delaware limited liability company organized in 1998. Tuckerman is an advisory affiliate of State Street Bank and Trust Company and also provides investment sub-advisory services to the SSgA Tuckerman Active REIT Fund and various other individual and institutional clients, in addition to the Registrant.

         (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                  (i) Leo F. Wells III, President, Treasurer and Director of the Adviser

                        o     President and a Trustee of the Registrant

                        o President, Director and Treasurer of: Wells & Associates, Inc.; Wells Management Company, Inc.; Wells Capital, Inc.; Wells Advisors, Inc.; Wells Real Estate Funds, Inc.; and Wells Development Corporation

                        o     Director of Wells Investment  Management  Company,
                              LLC

                        o President and a Director of Wells Real Estate Investment Trust II, Inc. and Institutional REIT, Inc.

                        o President of Wells Timberland REIT, Inc. and Wells Real Estate Investment Trust III, Inc.

                        o     President and a Director of Wells  Timberland TRS,
                              Inc.

                        o Until July 2007, President and a Director of Wells Real Estate Investment Trust, Inc.

                  (ii) Douglas P. Williams, Vice President and Secretary of the Adviser

                        o Senior Vice President and Assistant Secretary of Wells Capital, Inc.

                        o Vice President of Wells Advisors, Inc., Wells Advisory Services I, LLC and Wells Real Estate Funds, Inc.

                        o Director, Vice President, CFO and Treasurer of Wells Investment Securities, Inc.

                        o Executive Vice President, Director, Secretary and Treasurer of Wells Real Estate Investment Trust II, Inc., Wells Real Estate Investment Trust III, Inc., Wells Timberland REIT, Inc. and Institutional REIT, Inc.

                        o Vice President and Assistant Treasurer of the Registrant

                        o Senior Vice President, Director, Secretary and Treasurer of Wells Investment Management Company, LLC

                        o Executive Vice President, Secretary and Treasurer of Wells Timberland TRS, Inc.

                  (iii) Jill  W.  Maggiore,   Vice  President/Chief   Compliance
                        Officer of the Adviser

                        o Vice President and Chief Compliance Officer of the Registrant

                        o     Vice  President  of Wells  Investment  Securities,
                              Inc.

                  The business address of the Adviser and of each director and officer of the Adviser is 6200 The Corners Parkway, Norcross, Georgia 30092.

                  The directors and officers of Rydex and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                  (i)   Carl  G.   Verboncoeur,   Chief  Executive  Officer  and
                        Treasurer of Rydex

                        o President and Trustee of Rydex Funds (registered investment companies)

                        o President and Chief Executive Officer of Rydex Fund Services, Inc. (registered transfer agent), PADCO Advisors II, Inc. (registered investment adviser), and Rydex Distributors, Inc. (registered broker-dealer)

                  (ii)  Michael P. Byrum, President and Secretary of Rydex

                        o     Vice President of Rydex Funds

                        o     Executive  Vice  President  and  Chief   Operating
                              Officer  of  Rydex  Fund  Services,   Inc.,  PADCO
                              Advisors II, Inc. and Rydex Distributors, Inc.

                        o President of Rydex Capital Partners I and Rydex Capital Partners II

                  (iii) Joanna M. Haigney, Chief Compliance Officer of Rydex

                        o     Assistant Secretary of Rydex Funds

                        o     Vice   President  of   Compliance  of  Rydex  Fund
                              Services, Inc.

                  (iv)  Mark S. Viragh--Director of Rydex

                  (v)   Katherine A. Viragh--Director of Rydex

                  (vi)  Robert J. Viragh--Director of Rydex

                  (vii) Jean M. Dahl--Director of Rydex

                  The business address of Rydex and of each director and officer of Rydex is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                  The   directors  and  officers  of  Tuckerman  and  any  other
                  business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                        o     Charles J. Lauckhardt, Director of the Sub-Adviser

                        o     Joseph M. Lyons, Director of the Sub-Adviser

                        o Steven DeBara, Vice President and Chief Compliance Officer of the Sub-Adviser

                        o     Glen   S.   Weisberg,   Vice   President   of  the
                              Sub-Adviser

                  The business address of Tuckerman and of each director and officer of Tuckerman is Two Manhattanville Road, Suite 207, Purchase, New York 10577.

Item 27. Principal Underwriters
         ----------------------

         (a)      Inapplicable


         (b)      Name                   Position with Underwriter    Position with Registrant
                  -------------------    -------------------------    ------------------------
                  Thomas E. Larkin       President                    None
                  Douglas P. Williams    Director/Vice President/     Vice President/
                                         Treasurer                    Assistant Treasurer
                  Randall D. Fretz       Director                     Vice President
                  Stephen G. Franklin    Director                     None
                  Kirk A. Montgomery     Secretary                    None
                  Jill W. Maggiore       Vice President               Vice President/CCO
                  Robert McCullough      Assistant Treasurer          None
                  John Kleinsteuber      Chief Compliance Officer     None

                  The address of the Underwriter and of each director and officer of the Underwriter is 6200 The Corners Parkway, Norcross, Georgia 30092.

         (c)      Inapplicable

Item 28. Location of Accounts and Records
         --------------------------------

         Accounts,  books and  other  documents  required  to be  maintained  by
         Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant its offices located at 6200 The Corners Parkway, Norcross, Georgia 30092, or at the offices of the Registrant's administrator and transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29. Management Services Not Discussed in Parts A or B
         -------------------------------------------------

         Inapplicable

Item 30. Undertakings
         ------------

         Inapplicable

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross and State of Georgia on the 2nd day of October, 2007.


                                               WELLS FAMILY OF REAL ESTATE FUNDS


                                               By: /s/  Leo F. Wells III
                                                   -----------------------------
                                                   Leo F. Wells III, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                                   Title                              Date
         ---------                                   -----                              ----


/s/  Leo F. Wells III                                President and Trustee              October 2, 2007
----------------------------------------------       (Chief Executive Officer)
Leo F. Wells III


/s/  Mark J. Seger                                   Treasurer                          October 2, 2007
----------------------------------------------       (Chief Financial Officer)
Mark J. Seger


                                                     Trustee
----------------------------------------------
W. Wayne Woody*


                                                     Trustee                            /s/  John F. Splain
----------------------------------------------                                          ------------------------
Michel R. Buchanan*                                                                     John F. Splain
                                                                                        Attorney-in-fact*
                                                                                        October 2, 2007
                                                     Trustee
----------------------------------------------
Richard W. Carpenter*


                                                     Trustee
----------------------------------------------
Bud Carter*


                                                     Trustee
----------------------------------------------
William H. Keogler, Jr.*


                                                     Trustee
----------------------------------------------
Donald S. Moss*


                                                     Trustee
----------------------------------------------
Neil H. Strickland*

                                INDEX TO EXHIBITS
                                -----------------

Item 23(d)(v) Form of Sub-Advisory Agreement with The Tuckerman Group LLC on behalf of Wells S&P REIT Index Fund

Item 23(j)        Consent of Independent Registered Public Accounting Firm

Item 23(p)(i)     Code of Ethics of Registrant and Wells Asset Management, Inc.

     23(p)(ii)    Code of Ethics of Wells Investment Securities, Inc.

     23(p)(iii)   Code of Ethics of The Tuckerman Group LLC